    As filed with the Securities and Exchange Commission on April 21, 2010

                                                   Registration Nos. 333-133673

                                                                     811-07982
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

               Post-Effective Amendment No. 7                [X]


                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

               Amendment No. 22                              [X]


                          Paragon Separate Account C
                          (Exact Name of Registrant)
                      Metropolitan Life Insurance Company
                              (Name of Depositor)
                                200 Park Avenue
                              New York, NY 10166
             (Address of depositor's principal executive offices)

                               -----------------

                    General American Life Insurance Company
                            13045 Tesson Ferry Road
                           St. Louis, Missouri 63128
                        (Name and Address of Guarantor)

Name and address of agent for service:          Copy to:
Marie C. Swift, Esq.                            Stephen E. Roth, Esquire
Metropolitan Life Insurance Company             Mary E. Thornton, Esquire
501 Boylston Street                             Sutherland Asbill & Brennan LLP
Boston, Massachusetts 02116                     1275 Pennsylvania Avenue, N.W.
                                                Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box)
   [ ] immediately upon filing pursuant to paragraph (b)

   [X] on May 1, 2010 pursuant to paragraph (b)

   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: (i) Group and Individual Flexible Premium Variable Life Insurance Contracts and (ii) Guarantee related to insurance obligations under the variable life insurance policies.

    GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                 (FIDELITY C)
                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY

     DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:

                                 METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128

                                (800)-685-0124
This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. In addition, we will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as "Policy" or "Policies."

Prior to May 1, 2006, the Contracts issued by Paragon Life Insurance Company. These Contracts are now Contracts of the Company as a result of the merger between Paragon Life Insurance Company with the Company as the surviving company. Insurance obligations under Contracts originally issued by Paragon Life Insurance Company are guaranteed by General American Life Insurance Company ("Guarantor"). The Guarantor does not guarantee Contract value or the performance of the investment options available under the Contracts.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.


                                  PROSPECTUS


                                  MAY 1, 2010



You may allocate net premiums to the Investment Divisions of Paragon Separate Account C (the "Separate Account"). Each Investment Division invests solely in one of the Funds listed below. For certain Policies, you may also allocate Net Premiums to the General Account.


A full description of the Funds is contained in the prospectus for each Fund. YOU MAY OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT 800-685-0124.


PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

  .   ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
  .   ARE NOT FEDERALLY INSURED;
  .   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
  .   ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following Funds are available through this Policy:

                    FIDELITY(R) VARIABLE INSURANCE PRODUCTS
                            (INITIAL CLASS SHARES)
                          Asset Manager/SM/ Portfolio
                      Asset Manager: Growth(R) Portfolio
                              Balanced Portfolio
                            Contrafund(R) Portfolio
                            Equity-Income Portfolio
                            Freedom 2010 Portfolio
                            Freedom 2020 Portfolio
                            Freedom 2030 Portfolio

                            Freedom 2040 Portfolio
                            Freedom 2050 Portfolio

                               Growth Portfolio
                           Growth & Income Portfolio
                        Growth Opportunities Portfolio
                             High Income Portfolio
                              Index 500 Portfolio
                        Investment Grade Bond Portfolio
                               Mid Cap Portfolio
                            Money Market Portfolio
                              Overseas Portfolio

                               TABLE OF CONTENTS


  Policy Benefits/Risks Summary..........................................  4
     Policy Benefits
     Policy Risks
     Fund Risks
  Fee Tables.............................................................  9
     Transaction Charges
     Periodic Charges Other Than Fund Operating Expenses
     Optional Rider Charges
     Fund Charges and Expenses
  Issuing The Policy..................................................... 14
     General Information
     Selection of Charge Structure (Group A, Group B and Group C)
     Procedural Information
     Right to Examine Policy (Free Look Right)
     Ownership Rights
     Modifying the Policy
  Premiums............................................................... 18
     Minimum Initial Premium
     Premium Flexibility
     Continuance of Insurance
     Premium Limitations
     Refund of Excess Premium for Modified Endowment Contracts ("MECs")
     Allocation of Net Premiums and Cash Value
  The Company and the General Account.................................... 20
     The Company
     Guarantee of Insurance Obligations
     The General Account
  The Separate Account and the Funds..................................... 22
     The Separate Account
     The Funds
  Policy Values.......................................................... 26
     Policy Cash Value
     Cash Surrender Value
     Cash Value in the General Account
     Cash Value in Each Separate Account Investment Division
  Policy Benefits........................................................ 28
     Death Benefit
     Payment of the Death Benefit
     Death Benefit Options
     Changing Death Benefit Options
     Changing Face Amount
     Accelerated Death Benefits
     Surrender and Partial Withdrawals
     Transfers
     Automatic Investment Strategies
     Loans
     Conversion Rights
     Payment of Benefits at Maturity
     Facsimile and Internet Requests

                 Policy Lapse and Reinstatement........... 38
                    Lapse
                    Reinstatement
                 Charges and Deductions................... 39
                    Transaction Charges
                    Periodic Charges
                    Federal Taxes
                    Variations in charges
                    Annual Fund Operating Expenses
                 Federal Tax Matters...................... 43
                    Tax Status of the Policy
                    Tax Treatment of Policy Benefits
                 Additional Benefits and Riders........... 48
                 Distribution of the Policies............. 48
                 General Provisions of the Group Contract. 50
                    Issuance
                    Premium Payments
                    Grace Period
                    Termination
                    Right to Examine Group Contract
                    Entire Contract
                    Incontestability
                    Ownership of Group Contract
                 General Matters Relating to the Policy... 52
                    Postponement of Payments
                 State Variations......................... 52
                 Legal Proceedings........................ 52
                 Financial Statements..................... 53
                 Glossary................................. 54

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS: The Contractholder or sponsoring employer will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

CANCELLATION PRIVILEGE: The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy and our receipt of the returned Policy at our Administrative Office. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or, if applicable, the General Account, in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if an Owner requests an increase in Face Amount for that increase.

DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES. We calculate the amount available under each death benefit option as of the Insured's date of death.

  . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.

  . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER: Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A SURRENDER MAY HAVE TAX CONSEQUENCES.

PARTIAL WITHDRAWALS: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE (TERMINATE WITHOUT VALUE).

TRANSFERS: Subject to certain restrictions, an Owner may transfer Cash Values among the Investment Divisions of the Separate Account or General Account, if available. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers--Frequent Transfers Among Investment Divisions."

LOANS: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Investment Division of the Separate Account or the General Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. LOANS MAY HAVE TAX CONSEQUENCES.

OTHER POLICY BENEFITS

OWNERSHIP RIGHTS: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE: Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums.

INTERIM INSURANCE: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

GENERAL ACCOUNT: You may place money in the General Account where it earns at least 4% annual interest. We may credit higher rates of interest, but are not obligated to do so.

SEPARATE ACCOUNT: You may direct the money in your Policy to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed on the cover of this prospectus.

CASH VALUE: Cash Value is the sum of your amounts in the General Account, in the Loan Account, and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, interest we credit to the General Account, charges we deduct, and other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.

ADDITIONAL BENEFITS AND RIDERS: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS: There may be other ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

CONVERSION RIGHTS: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with such a Group Contract and if allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.

Some group contracts may not have such a continuation of coverage provision and instead continuation of coverage may depend upon whether there is a succeeding plan of insurance. If there is successor insurance, your Certificate will cease and we will pay the Cash Surrender Value to the succeeding carrier. If there is no succeeding carrier or if the succeeding carrier is unable to accept such Cash Surrender Value, your Certificate will cease and we will pay the Cash Surrender Value to you, unless you elect to exercise the paid-up insurance option using your Cash Surrender Value or to convert the coverage to a personal policy of life insurance.

POLICY RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Investment Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

SURRENDER AND PARTIAL WITHDRAWALS

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A SURRENDER, IN WHOLE OR IN PART, MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

LOANS

A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Investment Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.

We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A POLICY LOAN MAY HAVE TAX CONSEQUENCES. If an Owner surrenders the Policy or allows the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES
================================================================================

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Contractholder (employer) chooses which charges, Group A, Group B or Group C, will apply to the Policies issued to the employees of the employer (See "Issuing the Policy--Selection of Charge Structure, Group A, Group B and Group C").

TRANSACTION CHARGES

The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Investment Divisions and the General Account.

                                                       MAXIMUM GUARANTEED AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------
          CHARGE            WHEN CHARGE IS DEDUCTED     GROUP A           GROUP B         GROUP C
-----------------------------------------------------------------------------------------------------
PREMIUM EXPENSE                Upon receipt of
CHARGE/(1)/                  each premium payment
-----------------------------------------------------------------------------------------------------
FOR POLICIES ISSUED UNDER                            1.00% of each     1.00% of each     1.00% of
GROUP CONTRACTS                                         premium           premium          each
                                                        payment           payment         premium
                                                                                          payment
ONLY FOR POLICIES TREATED                            2.00% of each     2.00% of each     2.00% of
AS INDIVIDUAL CONTRACTS                                 premium           premium          each
UNDER OMNIBUS BUDGET                                    payment           payment         premium
RECONCILIATION ACT OF 1990                                                                payment
-----------------------------------------------------------------------------------------------------
PREMIUM TAX CHARGE           Upon receipt of each    2.25% of each     2.25% of each     No charge
                               premium payment          premium           premium
                                                        payment           payment
-----------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL            Upon each partial      The LESSER of $25 or 2% of the amount withdrawn
CHARGE                       withdrawal from the
                                    Policy
-----------------------------------------------------------------------------------------------------
TRANSFER CHARGE                Upon transfer in                 $25 per transfer
                                 excess of 12
                               in a Policy Year
-----------------------------------------------------------------------------------------------------
ACCELERATED DEATH               At the time an                        $100
BENEFIT ADMINISTRATIVE        accelerated death
CHARGE                         benefit is paid
-----------------------------------------------------------------------------------------------------

--------
/(1)/The maximum premium expense charge we can apply to Policies under any Group Contract can vary but will not exceed 1%. The net amount of premium invested is shown on your Policy's schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule Page.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

The following table describes the periodic fees and expenses, other than Fund operating expenses, that an Owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if an Owner purchases any rider(s).

                                                     MAXIMUM GUARANTEED AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------
                                                     GROUP CONTRACTS       GROUP CONTRACTS
                                   WHEN CHARGE IS    ISSUED BEFORE         ISSUED ON OR AFTER
             CHARGE                   DEDUCTED       1/1/09/(1)/           1/1/09/(2)/
------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/(3)/     On the Investment
(PER $1000 OF NET AMOUNT AT       Start Date and on
RISK)                              each succeeding
                                       Monthly
                                     Anniversary

MAXIMUM CHARGE                                       $31.31                $82.33
MINIMUM CHARGE                                       $0.16                 $0.30
CHARGE FOR AN INSURED,                               $0.45                 $0.92
  ATTAINED AGE 45, ACTIVELY AT
  WORK
------------------------------------------------------------------------------------------------

                                                   GROUP A           GROUP B      GROUP C
---------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE/(4)/  On the Investment   $6 per Policy          $0           $0
                            Start Date and on     per month
                             each succeeding   during the first
                                 Monthly       Policy Year and
                               Anniversary     $3.50 per Policy
                                                 per month in
                                                renewal years
---------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK        Daily        0.90% (annually) of the net assets of each
CHARGE/(5)/                                    Investment Division of the Separate Account
---------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD/(6)/    On each Policy                  3.0%
                               Anniversary
---------------------------------------------------------------------------------------------

--------
/(1)/Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/09.

/(2)/Also applies to Individual Policies issued under an employer-sponsored insurance program established on or after 1/1/09.

/(3)/Cost of insurance rates vary based on the Insured's Attained Age and rate class. The cost of insurance charge will also vary depending on which charge structure the Contractholder has chosen for the Policies. The cost of insurance charge is greater for participants in a Group Contract that uses a Group B or Group C charge structure than those in a Group Contract that uses a Group A charge structure. (See "Issuing the Policy--Selection of Charge Structure, Group A, Group B and Group C."). The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

/(4)/The maximum administrative charge we can apply to any Policy can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

/(5)/The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.

/(6)/Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

                                                                   MAXIMUM GUARANTEED AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------
                                                       GROUP CONTRACTS                               GROUP CONTRACTS
                                    WHEN CHARGE IS     ISSUED BEFORE         GROUP CONTRACTS          ISSUED ON OR
             CHARGE                    DEDUCTED         1/1/04/(1)/     ISSUED 1/1/04-12/31/08/(2)/  AFTER 1/1/09/(3)/
-----------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:/(4)/
-----------------------------------------------------------------------------------------------------------------------
WAIVER OF MONTHLY                 On rider start date
  DEDUCTIONS RIDER                    and on each
                                        Monthly
MINIMUM CHARGE                        Anniversary          $0.06                  $0.02                   $0.04
MAXIMUM CHARGE                                             $0.21                  $3.76                   $9.88
CHARGE FOR AN INSURED,                                     $0.07                  $1.06                   $0.11
  ATTAINED AGE 45, ACTIVELY AT
  WORK
-----------------------------------------------------------------------------------------------------------------------
Children's Life Insurance         On rider start date                            $0.16
Rider (per $1000 of coverage)         and on each
                                        Monthly
                                      Anniversary
-----------------------------------------------------------------------------------------------------------------------
Spouse's Life Insurance Rider     On rider start date
(per $1000 of coverage)               and on each
MINIMUM CHARGE                          Monthly                                  $0.15
MAXIMUM CHARGE                        Anniversary                                $5.16
CHARGE FOR A SPOUSE,                                                             $0.45
  ATTAINED AGE 45
-----------------------------------                    ----------------------------------------------------------------
Accelerated Death Benefit                      See "Accelerated Death Benefit Administrative Charge"
Settlement Option Rider                                 in Transaction Charges table above.
-----------------------------------------------------------------------------------------------------------------------

--------
/(1)/Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/04. This charge is calculated based on $1.00 of waived deduction.

/(2)/The charge is calculated by increasing the cost of insurance rates (based on the 1980 CSO Table) by 12%.

/(3)/The charge is calculated by increasing the cost of insurance rates (based on the 2001 CSO Table) by 12%.

/(4)/Optional rider charges (except for the Accelerated Death Benefit
     Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.

For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

FUND CHARGES AND EXPENSES


The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2009. The Fund expenses used to prepare these tables were provided to MetLife by the Funds. MetLife has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2009. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2009. The second table shows the total annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2009, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.


MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES


                                                                 MINIMUM MAXIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are
  deducted from Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)   0.10%   0.88%

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)




                                        DISTRIBUTION          ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                           AND/OR             FUND FEES  ANNUAL     FEE WAIVER     ANNUAL
                             MANAGEMENT   SERVICE     OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
FUND                            FEE     (12B-1) FEES EXPENSES EXPENSES* EXPENSES  REIMBURSEMENT  EXPENSES**
-----------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE
  INSURANCE PRODUCTS--
  INITIAL CLASS
   Asset Manager/SM/
     Portfolio                 0.51%         --       0.16%        --     0.67%         --         0.67%
   Asset Manager:
     Growth(R) Portfolio       0.56%         --       0.23%        --     0.79%         --         0.79%
   Balanced Portfolio          0.41%         --       0.15%        --     0.56%         --         0.56%
   Contrafund(R) Portfolio     0.56%         --       0.11%        --     0.67%         --         0.67%
   Equity-Income
     Portfolio                 0.46%         --       0.12%        --     0.58%         --         0.58%
   Freedom 2010
     Portfolio                    --         --          --     0.59%     0.59%         --         0.59%/1/
   Freedom 2020
     Portfolio                    --         --          --     0.65%     0.65%         --         0.65%/1/
   Freedom 2030
     Portfolio                    --         --          --     0.69%     0.69%         --         0.69%/1/
   Freedom 2040
     Portfolio                    --         --          --     0.71%     0.71%         --         0.71%/2/
   Freedom 2050
     Portfolio                    --         --          --     0.73%     0.73%         --         0.73%/2/
   Growth Portfolio            0.56%         --       0.13%        --     0.69%         --         0.69%
   Growth & Income
     Portfolio                 0.46%         --       0.15%        --     0.61%         --         0.61%
   Growth Opportunities
     Portfolio                 0.56%         --       0.16%        --     0.72%         --         0.72%
   High Income Portfolio       0.57%         --       0.13%        --     0.70%         --         0.70%
   Index 500 Portfolio         0.10%         --          --        --     0.10%         --         0.10%/3/
   Investment Grade Bond
     Portfolio                 0.32%         --       0.13%        --     0.45%         --         0.45%
   Mid Cap Portfolio           0.56%         --       0.12%        --     0.68%         --         0.68%
   Money Market
     Portfolio                 0.19%         --       0.12%        --     0.31%         --         0.31%
   Overseas Portfolio          0.71%         --       0.17%        --     0.88%         --         0.88%

--------

* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

/1/ The Portfolio purchases Initial Class shares of underlying Fidelity funds. As an investor in an underlying Fidelity fund, the Portfolio will bear its pro rata share of the fees and expenses of the underlying Fidelity fund.

/2/ Portfolio commenced operations on April 8, 2009. The Portfolio purchases Initial Class shares of underlying Fidelity funds. As an investor in an underlying Fidelity fund, the Portfolio will bear its pro rata share of the fees and expenses of the underlying Fidelity fund.

/3/ Management fees for the Portfolio have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the Portfolio's shareholders and board of trustees.

ISSUING THE POLICY
================================================================================

GENERAL INFORMATION

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued: either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

For some Group Contracts or other employer-sponsored insurance program, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract or other program cease or the employee's employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See "Conversion Rights--Conversion upon Termination of the Group Contract or Change in Insured's Eligibility.")

SELECTION OF CHARGE STRUCTURE (GROUP A, GROUP B AND GROUP C)

Three different charge structures are available for the administrative convenience of the Contractholder (employer) who chooses which charge structure will apply to the Policies issued to the Contractholder's employees. Group B and Group C may not be available to employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Policy to see which charge structure applies to your Policy.

The difference among the three groups is whether we will assess a premium tax charge or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Policies in Group A, we assess both of these charges as explicit charges. For Policies in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A. For Policies in Group C, we do not assess an explicit administrative charge nor an explicit premium tax charge. We include both of these charges in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A or Group B.

It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for employees in the aggregate under a Group Contract. However, in order to include a premium tax charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per policy administrative charge into an increase in our insurance rates, we must assume an average Policy face amount. If the actual aggregate premiums paid or the actual average Policy face amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group
A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.

The total amount of charges may also be higher or lower for any particular employee depending on which charge structure the employer chooses. When we increase our insurance rates to cover a premium tax charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium taxes) and on an assumed average Policy face amount (for administrative expenses) and the increase is spread across all employees. Therefore, for employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for employees whose face amount is larger than the assumed face amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.

PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (I.E., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

We will issue Individual Policies, rather than Certificates if state law restrictions make issuance of a Group Contract impracticable.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

  . to persons who wish to continue coverage after a Group Contract has terminated;
  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. We generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or other employer-sponsored insurance program.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

Initial Free Look Period. The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy and our receipt of the returned Policy at our Administrative Office. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or, if applicable, the General Account, in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within 20 days from the date the Owner received the new Policy specifications pages for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions and the General Account, if applicable, in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

MINIMUM INITIAL PREMIUM

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.


We will apply premiums (other than the initial premium) paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. We will apply the initial premium on the Investment Start Date. (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.


PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the sponsoring employer or Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. See "Policy Lapse and Reinstatement."

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

CONTINUANCE OF INSURANCE

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the employee's employment with the Contractholder or sponsoring employer terminates (See "Conversion Rights--Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.") In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.

PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.

We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The aggregate premiums allowable will be lower for Individual Policies or Certificates with an effective date of January 1, 2009 or later, due to the changes in the calculation of insurance rates after that date. (See Periodic Charges--Cost of Insurance Rates.) We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as "Modified Endowment Contracts ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to the Owner. We will apply premium payments over the MEC limits only when an Owner instructs us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE


When an Owner applies for a Policy, he or she gives us instructions to allocate the net premium to one or more Investment Divisions of the Separate Account and/or, if applicable, the General Account. If an Owner fails to provide allocation instructions, we may allocate the net premium as described in the application. We will allocate an Owner's net premium according to the following rules:


  . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.

  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
  . We will allocate net premiums (after the initial net premium) as of the date we receive it at our Administrative Office according to an Owner's current premium allocation instructions, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
  . There are limitations on the amount of net premium that may be allocated to the General Account. (See "The General Account--Restrictions on Allocations and Transfers to the General Account.")



Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Policy charges. THE OWNER BEARS THE ENTIRE INVESTMENT RISK FOR AMOUNTS HE OR SHE ALLOCATES TO THE INVESTMENT DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

THE COMPANY AND THE GENERAL ACCOUNT
================================================================================

THE COMPANY


Metropolitan Life Insurance Company and its subsidiaries is a leading provider of insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. MetLife, Inc. has operations throughout the United States and the regions of Latin America, Asia Pacific and Europe, Middle East and India.

Obligations to Owners and Beneficiaries that arise under the Contract are obligations of MetLife.


GUARANTEE OF INSURANCE OBLIGATIONS

General American Life Insurance Company ("General American") is an indirect, wholly-owned subsidiary of MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's home office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

For Contracts issued before May 1, 2006, General American agreed to ensure that there will be sufficient funds to meet obligations under the Contracts. Insurance obligations under the Contracts include, without limitation, any death benefits payable under the Contracts and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the variable investment options available under the Contract. In the event an Owner of such a Contract presents a legitimate claim for payment, General American will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against General American directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on General American, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating.

With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

THE GENERAL ACCOUNT

The General Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

Restrictions on Allocations and Transfers to the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.

Restrictions on Partial Withdrawals and Transfers from the General Account. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy's Cash Value in the General Account. An Owner may also transfer amounts between the General Account to the Investment Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future.

The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

  . the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, MULTIPLIED BY the withdrawal percentage limit shown on the Policy's specifications page, or
  .   the previous Policy Year's General Account maximum withdrawal amount.

We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers".)

The Loan Account is part of the General Account.

WE HAVE NOT REGISTERED INTERESTS IN THE GENERAL ACCOUNT UNDER THE SECURITIES ACT OF 1933, NOR HAVE WE REGISTERED THE GENERAL ACCOUNT AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GENERAL ACCOUNT.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on August 1, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our general account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.


We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our General Account. Death benefit amounts paid from the General Account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our General Account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser and, if applicable, the sub-adviser, of each Fund.


             FUND                          INVESTMENT OBJECTIVE              INVESTMENT ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS--INITIAL CLASS
-----------------------------------------------------------------------------------------------------------
Asset Manager/SM/ Portfolio     Seeks to obtain high total return with       Fidelity Management &
                                reduced risk over the long-term by           Research Company
                                allocating its assets among stocks, bonds,   Subadviser: FMR Co., Inc.
                                and short-term instruments.
-----------------------------------------------------------------------------------------------------------
Asset Manager: Growth(R)        Seeks to maximize total return by            Fidelity Management &
Portfolio                       allocating its assets among stocks, bonds,   Research Company
                                short-term instruments, and other            Subadviser: FMR Co., Inc.
                                investments.
-----------------------------------------------------------------------------------------------------------
Balanced Portfolio              Seeks income and capital growth              Fidelity Management &
                                consistent with reasonable risk.             Research Company
                                                                             Subadviser: FMR Co., Inc.
-----------------------------------------------------------------------------------------------------------
Contrafund(R) Portfolio         Seeks long-term capital appreciation.        Fidelity Management &
                                                                             Research Company
                                                                             Subadviser: FMR Co., Inc.
-----------------------------------------------------------------------------------------------------------
Equity-Income Portfolio         Seeks reasonable income. The fund will       Fidelity Management &
                                also consider the potential for capital      Research Company
                                appreciation. The fund's goal is to achieve  Subadviser: FMR Co., Inc.
                                a yield which exceeds the composite yield
                                on the securities comprising the Standard
                                & Poor's 500/SM/ Index (S&P 500(R)).
-----------------------------------------------------------------------------------------------------------
Freedom 2010 Portfolio          Seeks high total return with a secondary     Strategic Advisers(R), Inc.
                                objective of principal preservation as the
                                fund approaches its target date and beyond.
-----------------------------------------------------------------------------------------------------------
Freedom 2020 Portfolio          Seeks high total return with a secondary     Strategic Advisers(R), Inc.
                                objective of principal preservation as the
                                fund approaches its target date and beyond.
-----------------------------------------------------------------------------------------------------------
Freedom 2030 Portfolio          Seeks high total return with a secondary     Strategic Advisers(R), Inc.
                                objective of principal preservation as the
                                fund approaches its target date and beyond.
-----------------------------------------------------------------------------------------------------------
Freedom 2040 Portfolio          Seeks high total return with a secondary     Strategic Advisers(R), Inc.
                                objective of principal preservation as the
                                fund approaches its target date and beyond.
-----------------------------------------------------------------------------------------------------------
Freedom 2050 Portfolio          Seeks high total return with a secondary     Strategic Advisers(R), Inc.
                                objective of principal preservation as the
                                fund approaches its target date and beyond.
-----------------------------------------------------------------------------------------------------------
Growth Portfolio                Seeks to achieve capital appreciation.       Fidelity Management &
                                                                             Research Company
                                                                             Subadviser: FMR Co., Inc.
-----------------------------------------------------------------------------------------------------------
Growth & Income Portfolio       Seeks high total return through a            Fidelity Management &
                                combination of current income and capital    Research Company
                                appreciation.                                Subadviser: FMR Co., Inc.
-----------------------------------------------------------------------------------------------------------

         FUND                      INVESTMENT OBJECTIVE              INVESTMENT ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------
Growth Opportunities    Seeks to provide capital growth.              Fidelity Management &
Portfolio                                                             Research Company
                                                                      Subadviser: FMR Co., Inc.
---------------------------------------------------------------------------------------------------
High Income Portfolio   Seeks a high level of current income, while   Fidelity Management &
                        also considering growth of capital.           Research Company
                                                                      Subadviser: FMR Co., Inc.
---------------------------------------------------------------------------------------------------
Index 500 Portfolio     Seeks investment results that correspond to   Fidelity Management &
                        the total return of common stocks publicly    Research Company
                        traded in the United States, as represented   Subadviser: FMR Co., Inc.
                        by the S&P 500(R).
---------------------------------------------------------------------------------------------------
Investment Grade Bond   Seeks as high a level of current income as    Fidelity Management &
Portfolio               is consistent with the preservation of        Research Company
                        capital.                                      Subadviser: Fidelity
                                                                      Investments Money
                                                                      Management, Inc.
---------------------------------------------------------------------------------------------------
Mid Cap Portfolio       Seeks long-term growth of capital.            Fidelity Management &
                                                                      Research Company
                                                                      Subadviser: FMR Co., Inc.
---------------------------------------------------------------------------------------------------
Money Market Portfolio  Seeks as high a level of current income as    Fidelity Management &
                        is consistent with preservation of capital    Research Company
                        and liquidity.                                Subadviser: Fidelity
                                                                      Investments Money
                                                                      Management, Inc.
---------------------------------------------------------------------------------------------------
Overseas Portfolio      Seeks long-term growth of capital.            Fidelity Management &
                                                                      Research Company
                                                                      Subadviser: FMR Co., Inc.
---------------------------------------------------------------------------------------------------


In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.


THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED
OBJECTIVE. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Investment Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS.


Certain Payments We Receive with Regard to the Funds. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners through their indirect investment in the Funds bear the costs of these advisory fees. (See the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment adviser MetLife Advisers, LLC which is formed as a "limited liability company". Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Fund Charges and Expenses" for information on the management fees paid by the Funds to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)

Selection of Funds. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.

For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

Addition, Deletion, or Substitution of Funds. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

  .   eliminate or combine one or more Investment Divisions;
  .   substitute one Investment Division for another Investment Division; or
  . transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

POLICY CASH VALUE

The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), Loan Account, and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.

CASH VALUE IN THE GENERAL ACCOUNT

On each Valuation Date, the Cash Value in the General Account will equal:

  . the amount of the Net Premiums allocated or Cash Value transferred to the General Account; PLUS

  .   interest at the rate of at least 4% per year; PLUS

  . any excess interest which we credit and any amounts transferred into the General Account; LESS
  . the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Investment Division of the Separate Account. We compute the Cash Value in an Investment Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Investment Division by the unit value for that Investment Division. More detailed information concerning these computation methods is available from our Administrative Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of an Investment Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Investment Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; PLUS
  .   units purchased with additional net premiums; PLUS
  . units purchased via transfers from another Investment Division, the General Account, or the Loan Account; MINUS
  .   units redeemed to pay for monthly deductions; MINUS
  .   units redeemed to pay for partial withdrawals; MINUS
  . units redeemed as part of a transfer to another Investment Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Investment Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Investment Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Investment Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Investment Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Investment Division at the end of any Valuation Period equals:

  . the value of the net assets of the Investment Division at the end of the preceding Valuation Period; PLUS
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Division during the Valuation Period for which the unit value is being determined; MINUS
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS
  . any amount charged against the Investment Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Investment Division; MINUS
  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY
  . aggregate units outstanding in the Investment Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

DEATH BENEFIT

As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.

Death benefit proceeds equal:

  .   the death benefit (described below); PLUS
  .   any additional insurance provided by rider; MINUS
  .   any unpaid monthly deductions; MINUS
  .   any outstanding Indebtedness.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Delays in Payments We Make". The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in a single sum or under one or more settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Administrative Office. If all or a part of the

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death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date of the Insured's death to the date we make payment.

Unless otherwise requested, the Policy's death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value MULTIPLIED BY the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made

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directly to us in writing. The effective date of such a change will be the
Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

CHANGING FACE AMOUNT

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to restrict changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. CHANGING THE FACE AMOUNT ALSO MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge".)

ACCELERATED DEATH BENEFITS

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. AN OWNER SHOULD CONSULT A TAX ADVISOR BEFORE ADDING THESE RIDERS TO HIS OR HER POLICY OR REQUESTING A PAYMENT OF ACCELERATED DEATH BENEFIT.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial

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

withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy--Postponement of Payments.") SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES.

Surrender. The Owner may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that an Owner return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. An Owner may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office.


The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount to $500. The minimum amount that can be withdrawn from any one Investment Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Investment Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See "The General Account--Restrictions on Partial Withdrawals and Transfers from the General Account.") Subject to the above conditions, the Owner may allocate the amount withdrawn among the Investment Divisions or the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the General Account and the Investment Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in the General Account and in each Investment Division bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocations, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Investment Division or in the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the General Account and the remaining Investment Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in a particular Investment Division or in the General Account. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.


A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly.

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

(See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Policy and, for certain Policies, between the General Account and the Investment Divisions. An Owner may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The following terms apply to transfers under a Policy:

  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.
  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in an Investment Division or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year. The Company may revoke or modify the privilege of transferring amounts.
  . The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

Frequent requests from Owners to transfer cash value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Funds share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (E.G., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (the VIP High Income Portfolio and VIP Overseas Portfolio--the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high-yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category, (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice

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

in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Funds or other identified Funds under that Policy to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the contracts. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

In addition, contract owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Fund generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Owner). You should read the Portfolio prospectuses for more details.

AUTOMATIC INVESTMENT STRATEGIES

Dollar Cost Averaging. Allows the Owner to automatically transfer a predetermined amount of money from the VIP Money Market Investment Division or equivalent money market Investment Division to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the VIP Money Market Investment Division or equivalent money market Investment Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

Annual Automatic Portfolio Rebalancing. Allows the Owner to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards market timing constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract. You may elect either the Dollar Cost Averaging strategy or the Annual Automatic Portfolio Rebalancing strategy. You cannot participate in both strategies at the same time. However, either strategy may be discontinued at any time.

LOANS

Loan Privileges. After the first Policy Anniversary, the Owner may, request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Administrative Office, although payments may be postponed under certain circumstances.

We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive an Owner's request.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account and the General Account on a pro-rata in the proportion that the Policy's Cash Value in each Investment Division and in the General Account bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions and the General Account on a pro-rata basis in the proportion that the Cash Value in each Investment Division and in the General Account bears to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the General Account and the Investment
Divisions: (i) each Policy Anniversary; (ii) when a new loan is made;
(iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Investment Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Investment Divisions (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Investment Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. THE OWNER OF A POLICY SHOULD SEEK COMPETENT ADVICE BEFORE REQUESTING A POLICY LOAN.

CONVERSION RIGHTS

Conversion Right to a Fixed Benefit Policy. An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Investment Divisions. If, during the first two Policy Years, an Owner requests in writing that we transfer all of his or her Cash Value into the General Account and the Owner indicates that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

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If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility

GROUP CONTRACTS WITH AUTOMATIC CONTINUATION OF COVERAGE. Under some Group Contracts, as long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the amended Certificate will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")

If an Individual Policy was issued under such a Group Contract or other employer-sponsored insurance program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (I.E., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

GROUP CONTRACTS WITHOUT AUTOMATIC CONTINUATION OF COVERAGE. Under certain group contracts, an Insured's coverage may end upon termination of the Group Contract or if the Group Contract has been amended to end life insurance coverage for an eligible class of employees of which the Insured is a member. The Insured then has the option to convert the Certificate to a personal policy of insurance. (See "Conditions for Conversion" below.)

If the Group Contract terminates or is amended (as indicated above), then your Certificate (including any death benefit thereunder) will cease. If there is another life insurance plan for which the Insured is eligible, we will pay the succeeding carrier the Cash Surrender Value. If there is no successor plan, or if the successor carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect in writing to take a paid-up insurance option using your Cash Surrender Value as a single premium. The Cash Surrender Value must provide a paid-up policy in the minimum amount of $10,000. Paid-up insurance is permanent life insurance with no further premiums due. It has cash value. The amount of the paid-up insurance is payable at the

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

death of the Insured. If we pay the Cash Surrender Value to you, the Federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate. (See "Federal Tax Matters--Tax Treatment of Policy Benefits.")

Under certain group contracts, some states may also require a conversion option
(i) if the Insured's employment terminates, or (ii) if the Insured's membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.

Conditions for Conversion. If you choose to convert the Certificate to a personal policy of life insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on the 32nd day after the date the life insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept telephone, facsimile, and or via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions, and/or providing written confirmation of transactions to the Owner.
  . We reserve the right to suspend facsimile and/or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using Internet systems. We are not able to verify that the person providing your PIN and giving us instructions via the Internet is the Owner or is authorized to act on the Owner's behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Administrative Office.

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

POLICY LAPSE AND REINSTATEMENT
================================================================================

LAPSE

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

REINSTATEMENT

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to the Owner. The effective date of the new Policy will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date. If the Group Contract was issued before January 1, 2009, the guaranteed cost of insurance rates for the new Policy will be based on the 1980 Commissioners Standard Ordinary Mortality Table C. If the Group Contract was issued on or after January 1, 2009, the guaranteed cost of insurance rates will be based on the 2001 Commissioners Standard Ordinary Male Mortality Table.

CHARGES AND DEDUCTIONS
================================================================================

We will deduct certain charges under the Policy in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur; and
(iii) risks we assume and (iv) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

RISKS WE ASSUME:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct

Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES

Premium Expense Charge

Before we allocate net premiums among the Investment Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge"). The maximum premium expense charge we can apply to Policies under any Group Contract can vary but will not exceed 1%. The net amount of premium invested is shown on your Policy's schedule page and reflects the deduction of the premium tax charge and the amount of premium expense charge that applies to your Policy. Please refer to your Policy Schedule Page. For certain Policies that are deemed to be individual contracts under federal tax laws, we will reduce your premium payments by a premium expense charge that can vary but will not exceed 2% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.

The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will either assess an explicit premium tax charge or increase our insurance rates to cover these premium taxes. If your employer chooses the Group A or Group B charge structure, we will reduce premium payments by an explicit premium tax charge guaranteed not to exceed 2.25% from all Policies. If your employer chooses the Group C charge structure, we will not assess an explicit premium tax charge but will include it in our insurance rates resulting in a higher cost of insurance charge.

Partial Withdrawal Transaction Charge

An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

Transfer Charge

After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

PERIODIC CHARGES

Monthly Deduction

We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from the General Account and each Investment Division on a pro rata basis in the proportions that a Policy's Cash Value in the General Account and each Investment Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge (if applicable);
  .   the charges for any riders.


Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit, for certain administrative costs and to cover state and local premium taxes. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.


We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS
(ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

COST OF INSURANCE RATES. The current cost of insurance rates are based on the Attained Age and rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. For Policies under Group Contracts issued before January 1, 2009, these guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). For Policies under Group Contracts issued on or after January 1, 2009, the guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table ("2001 CSO Table"). The guaranteed rates are higher than the rates in either the 1980 CSO Table or the 2001 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of either the 1980 CSO Table or the 2001 CSO Table.

NET AMOUNT AT RISK. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess either an explicit monthly administrative charge from each Policy based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. If your employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Policy. The maximum administrative charge we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per Policy per month during the first Policy Year and $3.50 per Policy per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy. If your employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the charge for that Group Contract or other employer-sponsored insurance program.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders.

  . WAIVER OF MONTHLY DEDUCTIONS RIDER. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction for Certificates under Group Contracts or Individual Policies issued before January 1, 2004 and is assessed by increasing the applicable cost of insurance rates by 12% for Certificates under Group Contracts or Individual Policies issued on or after January 1, 2004.

  . CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

  . SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

  . ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

Mortality and Expense Risk Charge

We will deduct a daily charge from the Separate Account at a rate not to exceed ..0024547% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Loan Interest Charge

We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).

FEDERAL TAXES

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Policies are sold, (2) differences in actual or expected risks, expenses, policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

ANNUAL FUND OPERATING EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables--Fund Charges and Expenses" in this prospectus.

FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate, if certain requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy received in exchange for a life insurance contract that is a MEC will be treated as a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender, withdrawals, and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. However, benefits under the

Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Deferred Compensation--A qualified tax adviser should be consulted concerning the application of section 409A when a Policy is part of a deferred compensation arrangement, such as certain "equity" split-dollar arrangements. Failure to comply with the requirements of section 409A, where those rules apply, can result in adverse tax consequences, including a 20% penalty tax.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.


Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011.


During the period before 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007-2009, the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 in 2006-2008, and $3,500,000 in 2009.


In general, the estate tax has been repealed for estates of decedents dying in 2010, scheduled to be reinstated in 2011, with an exemption of $1 million and a maximum rate of 55%. The generation skipping transfer (GST) tax has been repealed for 2010, scheduled to return in 2011, with an exemption of $1 million, plus inflation-indexed increases.

During repeal of the estate tax in 2010, the basis of assets received from a decedent generally will carry over from the decedent, rather than being stepped-up to date-of-death value.

It is not known if Congress will enact permanent repeal of the estate and GST tax or will reinstate the estate tax or GST tax for 2010, and, if so, whether the reinstatement will be made retroactive to January 1, 2010. Consult your tax advisor.

The complexity of the new tax law, along with uncertainty as to how it might be modified in 2010 and in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the policy owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Children's Life Insurance Rider
  .   Spouse's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider

The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

The Owner may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by the Owner at any time at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

DISTRIBUTION OF THE POLICIES
================================================================================

DISTRIBUTING THE POLICIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (E.G. commissions payable to retail broker-dealers who sell the Policies).


MLIDC's principal offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

We may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMMISSIONS PAID TO SELLING FIRMS

The maximum commissions payable to a selling firm are one of the following options:

               OPTION             FIRST YEAR          RENEWAL YEARS
         --------------------------------------------------------------
                  1                   A+B                  a+b
         --------------------------------------------------------------
                  2                   A+B                  a+c
         --------------------------------------------------------------
                  3                 A+X+Y+Z                 a

A =25% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B =1% of premiums in excess of the cost of insurance assessed during the first
   Policy Year.

a =25% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b =1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c =Up to 0.25% per year of the average Cash Value of a Policy during a Policy
   Year.

X =20% of the first Policy Year premiums received up to an amount that equals:
   the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.

Y =2% of any unscheduled premiums received.

Z =1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy or from the general account of the Company.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 2.25% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold or inforce through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold or inforce through your Intermediary during a prior one-year period; and/or (3) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 2.25% under the current supplemental compensation plan.

The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (E.G., consulting or reinsurance arrangements).

More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.whymetlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

Payments described in this section are not charged directly to Owners or the Separate Account. We intend to recoup these payments and other sales expenses through fees and charges deducted under the Policy or from the General Account of the Company.

GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

ISSUANCE

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

GRACE PERIOD

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate.

If the Group Contract provides for automatic continuation of coverage, the insurance provided by the Certificates will continue as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Group Contract does not provide for automatic continuation of coverage, your Certificate will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. (See "Conversion Rights--Group Contracts without Automatic Continuation of Coverage.")

TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. Some Group Contracts provide that if the Group Contract terminates, any Certificates in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. If a Certificate was issued in connection with such a Group Contract and if allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy that will provide benefits that are identical to those provided under the Certificate. (See "Conversion Rights--Group Contracts with Automatic Continuation of Coverage.") Other Group Contracts may not have such a continuation provision and if the Group Contract terminates, your Certificate will cease. If there is a succeeding plan of insurance, we will pay the succeeding carrier the Cash Surrender Value of your Certificate. If there is no succeeding carrier, or the succeeding carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect to take a paid-up insurance option using your Cash Surrender Value as a single premium. (See "Conversion Rights--Group Contracts without Automatic Continuation of Coverage.")

RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

GENERAL MATTERS RELATING TO THE POLICY
================================================================================

POSTPONEMENT OF PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and or due proof of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  .   the SEC by order permits postponement for the protection of Owners; or

  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. We may use telephone, fax, internet or other means of communications to verify that payment from the Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Owners may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% per year for the period of the deferment.

STATE VARIATIONS
================================================================================

This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. An Owner's actual policy and endorsements or riders are the controlling documents. An Owner should contact our Administrative Office to review a copy of his or her policy and any applicable endorsements and riders.

LEGAL PROCEEDINGS
================================================================================

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================

The financial statements of the Company, General American Life Insurance Company and subsidiaries and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company and subsidiaries should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company and subsidiaries, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
================================================================================


ADMINISTRATIVE OFFICE--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-685-0124.


ATTAINED AGE--The Issue Age of the Insured plus the number of completed Policy Years.

ASSOCIATED COMPANIES--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

BENEFICIARY--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

CASH SURRENDER VALUE--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

CERTIFICATE--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

CONTRACTHOLDER--The employer, association, sponsoring organization or trust that is issued a Group Contract.

EFFECTIVE DATE--The actual date coverage shall take effect which will be on or after the Issue Date.

EMPLOYEE--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

FACE AMOUNT--The minimum death benefit under the Policy so long as the Policy remains in force.

THE GENERAL ACCOUNT--The asset of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

GROUP CONTRACT--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

INDEBTEDNESS--The sum of all unpaid Policy Loans and accrued interest charged on loans.

INDIVIDUAL INSURANCE--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

INSURED--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

INVESTMENT DIVISION--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.

INVESTMENT START DATE--The date the initial premium is applied to the General Account and to the Investment Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.

ISSUE AGE--The Insured's Age as of the date the Policy is issued.

ISSUE DATE--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general account assets.

LOAN VALUE--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

MATURITY DATE--The Policy Anniversary on which the Insured reaches Attained Age 95.

MONTHLY ANNIVERSARY--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and, for Policies with Group A or Group B charge structure, any charge for premium taxes.

OBRA--Omnibus Budget Reconciliation Act of 1990.

OWNER (OR YOU)--The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

POLICY ANNIVERSARY--The same date each year as the Issue Date.

POLICY MONTH--A month beginning on the Monthly Anniversary.

POLICY YEAR--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (OR THE COMMISSION)--The Securities and Exchange Commission.

SEPARATE ACCOUNT--Paragon Separate Account C, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

SPOUSE--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

VALUATION DATE--Each day that the New York Stock Exchange is open for regular trading.

VALUATION PERIOD--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Administrative Office.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.




Investment Company Act of 1940 Registration File No. 811-7982

                                    [GRAPHIC]



                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                 (FIDELITY C)
                                   ISSUED BY

                      METROPOLITAN LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

                                200 PARK AVENUE
                              NEW YORK, NY 10166

                          PARAGON SEPARATE ACCOUNT C
                                 (REGISTRANT)

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2010


   This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Metropolitan Life Insurance Company ("MetLife" or the "Company") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. The Certificate and Individual Policy are referred to collectively in this SAI as "Policy" or "Policies."


   This SAI is not a prospectus, and should be read together with the most recent prospectus for the Policies and the prospectuses for the Funds. YOU MAY OBTAIN A COPY OF THESE PROSPECTUSES BY WRITING OR CALLING US AT OUR ADDRESS OR PHONE NUMBER SHOWN BELOW. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.


     DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:


                                 METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                (800) 685-0124


                                                                 Fidelity C-SAI

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

     Additional Policy Information.....................................  3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Cost of Insurance
     Additional Benefits and Riders....................................  6
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies......................................  7
     More Information About the Company................................  8
        The Company
     Other Information.................................................  8
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Independent Registered Public Accounting Firm
        Additional Information
        Financial Statements
     APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE............... 11

ADDITIONAL POLICY INFORMATION
================================================================================

                                  THE POLICY

   The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

   We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                              CLAIMS OF CREDITORS

   To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Policy's Cash Value is paid from our General Account and thus is subject to the claims paying ability of the Company.

                               INCONTESTABILITY

   In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.

   We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

                              MISSTATEMENT OF AGE

   If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

   Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                               SUICIDE EXCLUSION

   If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

   Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                  ASSIGNMENT

   An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Policy that are not assigned.

   We will be bound by an assignment of a Policy only if:

  .   it is in writing;

  . the original instrument or a certified copy is filed with us at our Administrative Office; and

  .   we send an acknowledged copy to the Owner.

   We are not responsible for determining the validity of any assignment.

   Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  BENEFICIARY

   The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will generally be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                         CHANGING OWNER OR BENEFICIARY

   The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. CHANGING THE OWNER MAY HAVE ADVERSE TAX CONSEQUENCES. THE OWNER SHOULD CONSULT A TAX ADVISOR BEFORE DOING SO.

                        CHANGING DEATH BENEFIT OPTIONS

   An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES.

   If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

   If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         DETERMINATION OF CASH VALUE IN EACH SEPARATE ACCOUNT DIVISION

   Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division MULTIPLIED BY the

  . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; PLUS

  . any net premium payments allocated to the Division during the current Valuation Period; PLUS

  . any loan repayments allocated to the Division during the current Valuation Period; PLUS

  . any amounts transferred to the Division from another Division during the current Valuation Period; PLUS

  . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; MINUS

  . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; MINUS

  . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; MINUS

  . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

   The NET INVESTMENT FACTOR for each Division for a Valuation Period equals:

  .   the value of the assets at the end of the preceding Valuation Period; PLUS

  . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; MINUS

  . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; MINUS

  . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; MINUS

  . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); DIVIDED BY

  .   the value of the assets at the end of the preceding Valuation Period.

                               COST OF INSURANCE

   Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured and the rate class of the Insured. The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program.

   Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table for Certificates issued before 1/1/09 and 100% of the 2001 CSO Table for Certificates issued on or after 1/1/09.)

   Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

   Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

   Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

   The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

   We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                      WAIVER OF MONTHLY DEDUCTIONS RIDER

   This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

                        CHILDREN'S LIFE INSURANCE RIDER

   This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

                         SPOUSE'S LIFE INSURANCE RIDER

   This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's
65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

               ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER

   This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

   The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, LESS any Indebtedness and any term insurance added by other riders, PLUS the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement is 0.70.

   The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

DISTRIBUTION OF THE POLICIES
================================================================================

   Information about the distribution of the Policies is contained in the prospectus. (See "Distribution of the Policies.") Additional information is provided below.


   While Group Contracts are no longer sold, the policies are offered to new participants under existing Group Contracts on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


   MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with affiliated and unaffiliated broker-dealers who sell the Policies through their registered representatives.

   Sales compensation was paid to selling firms with respect to the Policies in the Separate Account in the following amounts during the periods indicated:


                     AGGREGATE AMOUNT OF     AGGREGATE AMOUNT OF
             FISCAL  COMMISSIONS PAID TO   COMMISSIONS RETAINED BY
              YEAR  PRINCIPAL UNDERWRITER*  PRINCIPAL UNDERWRITER
             -----------------------------------------------------
              2009       $127,003.32                 $0
             -----------------------------------------------------
              2008       $108,198.38                 $0
             -----------------------------------------------------
              2007       $58,555.29                  $0
             -----------------------------------------------------



* Prior to May 1, 2007, we served as principal underwriter and distributor of the Policies. As such we paid commissions in the amount of $17,352.53 for 1/1/07-4/30/07.

   We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                  THE COMPANY

   MetLife is a provider of insurance and financial services domiciled in New York. It is a wholly owned subsidiary of MetLife, Inc., a publicly traded company that, through its subsidiaries and affiliates, provides insurance and financial services to individual and institutional customers in the United States and abroad.

   Before May 1, 2006, all Contracts were issued by Paragon Life Insurance Company ("Paragon"), another subsidiary of MetLife, Inc. In order to simplify its corporate and operational structure, MetLife, Inc. purchased all of the stock of Paragon, and on May 1, 2006, the operations of MetLife and Paragon were combined through merger.

   Upon consummation of the merger, Paragon's separate corporate existence ceased by operation of law, and MetLife assumed legal ownership of all of the assets of Paragon, including the Separate Account and its assets. As a result of the merger, MetLife also became responsible for all of Paragon's liabilities and obligations, including those created under Contracts initially issued by Paragon and outstanding on the date of the merger. Such Contracts thereby became variable contracts funded by a Separate Account of MetLife, and each owner thereof has become a contractholder of MetLife.

   Paragon was a stock life insurance company incorporated under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. Organized in 1981 as General American Insurance Company, the company name was changed to Paragon on December 31, 1987. Paragon's main business was writing individual and group life insurance policies.

   Paragon was a wholly owned subsidiary of General American Life Insurance Company, a Missouri life insurance company that is wholly owned by GenAmerica Corporation, a Missouri general business corporation. GenAmerica Corporation is wholly owned by MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

OTHER INFORMATION
================================================================================

                        POTENTIAL CONFLICTS OF INTEREST

   In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example:
(i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

   If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

   The Company holds assets of the Separate Account, physically segregated and held apart from our General Account assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                              RECORDS AND REPORTS

   We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

  . the current Cash Value, amounts in the General Account and in each Division of the Separate Account, Loan Account value

  .   the current Cash Surrender Value

  .   the current death benefit

  .   the current amount of any Indebtedness

  . any activity since the last report (E.G., premiums paid, partial withdrawals, charges and deductions)

  .   any other information required by law

   We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The financial statements and financial highlights comprising each of the Divisions of Paragon Separate Account C included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in the Company's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements of General American Life Insurance Company and subsidiaries ("GALIC"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in GALIC's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and its method of accounting for deferred acquisition costs and income taxes as required by accounting guidance adopted on January 1, 2007). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.


                            ADDITIONAL INFORMATION

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

                             FINANCIAL STATEMENTS

   The Company's financial statements and of General American Life Insurance Company and subsidiaries should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies and of General American Life Insurance Company and subsidiaries, as guarantor, to meet its obligations under the guarantee agreement. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                             APPLICABLE               APPLICABLE
               ATTAINED AGE  PERCENTAGE ATTAINED AGE  PERCENTAGE
               ------------  ---------- ------------  ----------
                   40.......    250%    61...........    128%
                   41.......    243     62...........    126
                   42.......    236     63...........    124
                   43.......    229     64...........    122
                   44.......    222     65...........    120
                   45.......    215     66...........    119
                   46.......    209     67...........    118
                   47.......    203     68...........    117
                   48.......    197     69...........    116
                   49.......    191     70...........    115
                   50.......    185     71...........    113
                   51.......    178     72...........    111
                   52.......    171     73...........    109
                   53.......    164     74...........    107
                   54.......    157     75-90........    105
                   55.......    150     91...........    104
                   56.......    146     92...........    103
                   57.......    142     93...........    102
                   58.......    138     94...........    101
                   59.......    134     95 or older..    100
                   60.......    130

   The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Paragon Separate Account C
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Paragon Separate Account C (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2 as of December 31, 2009, the related statements of operations in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in
Note 7 for each of the periods presented in the five year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights for each of the periods presented in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 31, 2010

This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT C OF
METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                             FIDELITY VIP FIDELITY VIP FIDELITY VIP  FIDELITY VIP
                             MONEY MARKET  HIGH INCOME       GROWTH EQUITY-INCOME
                                 DIVISION     DIVISION     DIVISION      DIVISION
                             ------------ ------------ ------------ -------------
ASSETS:
  Investments at fair value   $ 3,547,829  $ 2,725,138  $ 7,457,850   $ 5,389,698
  Other receivables                    --           --            1             1
  Due from Metropolitan Life
     Insurance Company                 --           --           --            --
                             ------------ ------------ ------------ -------------
       Total Assets             3,547,829    2,725,138    7,457,851     5,389,699
                             ------------ ------------ ------------ -------------
LIABILITIES:
  Other payables                       --           --           --            --
  Due to Metropolitan Life
     Insurance Company                 10            3           13             6
                             ------------ ------------ ------------ -------------
       Total Liabilities               10            3           13             6
                             ------------ ------------ ------------ -------------
NET ASSETS                    $ 3,547,819  $ 2,725,135  $ 7,457,838   $ 5,389,693
                             ============ ============ ============ =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT C OF
METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                          FIDELITY VIP
                             FIDELITY VIP   INVESTMENT  FIDELITY VIP FIDELITY VIP
                                 OVERSEAS   GRADE BOND ASSET MANAGER    INDEX 500
                                 DIVISION     DIVISION      DIVISION     DIVISION
                             ------------ ------------ ------------- ------------
ASSETS:
  Investments at fair value   $ 5,497,780  $ 4,931,371   $ 4,559,529  $ 6,922,593
  Other receivables                    --           --            --           --
  Due from Metropolitan Life
     Insurance Company                 11           --             1           --
                             ------------ ------------ ------------- ------------
       Total Assets             5,497,791    4,931,371     4,559,530    6,922,593
                             ------------ ------------ ------------- ------------
LIABILITIES:
  Other payables                       --           --            --           --
  Due to Metropolitan Life
     Insurance Company                 --            4            --            5
                             ------------ ------------ ------------- ------------
       Total Liabilities               --            4            --            5
                             ------------ ------------ ------------- ------------
NET ASSETS                    $ 5,497,791  $ 4,931,367   $ 4,559,530  $ 6,922,588
                             ============ ============ ============= ============

The accompanying notes are an integral part of these financial statements.

               FIDELITY VIP
FIDELITY VIP ASSET MANAGER:    FIDELITY VIP         FIDELITY VIP FIDELITY VIP FIDELITY VIP
  CONTRAFUND         GROWTH GROWTH & INCOME GROWTH OPPORTUNITIES     BALANCED      MID CAP
    DIVISION       DIVISION        DIVISION             DIVISION     DIVISION     DIVISION
------------ -------------- --------------- -------------------- ------------ ------------
 $ 7,810,554    $ 1,855,660     $ 1,556,655          $ 1,237,274  $ 1,537,546  $ 7,188,000
          --              1              --                   --           --           --
           2             --               6                    5           --           --
------------ -------------- --------------- -------------------- ------------ ------------
   7,810,556      1,855,661       1,556,661            1,237,279    1,537,546    7,188,000
------------ -------------- --------------- -------------------- ------------ ------------
          --             --              --                    1           --           --
          --              1              --                   --            3           17
------------ -------------- --------------- -------------------- ------------ ------------
          --              1              --                    1            3           17
------------ -------------- --------------- -------------------- ------------ ------------
 $ 7,810,556    $ 1,855,660     $ 1,556,661          $ 1,237,278  $ 1,537,543  $ 7,187,983
============ ============== =============== ==================== ============ ============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT C OF
METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2009

                             FIDELITY VIP FIDELITY VIP FIDELITY VIP
                             FREEDOM 2010 FREEDOM 2020 FREEDOM 2030
                                 DIVISION     DIVISION     DIVISION
                             ------------ ------------ ------------
ASSETS:
  Investments at fair value       $ 5,535     $ 30,500     $ 36,778
  Other receivables                    --           --           --
  Due from Metropolitan Life
     Insurance Company                 --            4           --
                             ------------ ------------ ------------
       Total Assets                 5,535       30,504       36,778
                             ------------ ------------ ------------
LIABILITIES:
  Other payables                       --           --           --
  Due to Metropolitan Life
     Insurance Company                  3           --            2
                             ------------ ------------ ------------
       Total Liabilities                3           --            2
                             ------------ ------------ ------------
NET ASSETS                        $ 5,532     $ 30,504     $ 36,776
                             ============ ============ ============

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT C OF
METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

                                              FIDELITY VIP    FIDELITY VIP    FIDELITY VIP     FIDELITY VIP
                                              MONEY MARKET     HIGH INCOME          GROWTH    EQUITY-INCOME
                                                  DIVISION        DIVISION        DIVISION         DIVISION
                                            ----------------- --------------- --------------- ----------------
INVESTMENT INCOME:
      Dividends                                   $ 27,082       $ 193,321        $ 29,053        $ 106,135
                                            ----------------- --------------- --------------- ----------------
EXPENSES:
      Mortality and expense risk
        charges                                     27,822          16,928          47,655           33,642
                                            ----------------- --------------- --------------- ----------------
        Total expenses                              27,822          16,928          47,655           33,642
                                            ----------------- --------------- --------------- ----------------
           Net investment income (loss)               (740)        176,393         (18,602)          72,493
                                            ----------------- --------------- --------------- ----------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                       --              --           5,683               --
      Realized gains (losses) on sale
        of investments                                  --        (139,199)       (537,217)        (549,418)
                                            ----------------- --------------- --------------- ----------------
           Net realized gains (losses)                  --        (139,199)       (531,534)        (549,418)
                                            ----------------- --------------- --------------- ----------------
      Change in unrealized gains (losses)
        on investments                                  --         738,049       2,140,799        1,684,550
                                            ----------------- --------------- --------------- ----------------
      Net realized and change
        in unrealized gains (losses)
        on investments                                  --         598,850       1,609,265        1,135,132
                                            ----------------- --------------- --------------- ----------------
      Net increase (decrease) in net assets
        resulting from operations                   $ (740)      $ 775,243     $ 1,590,663      $ 1,207,625
                                            ================= =============== =============== ================

The accompanying notes are an integral part of these financial statements.

                FIDELITY VIP                                                       FIDELITY VIP
FIDELITY VIP      INVESTMENT     FIDELITY VIP    FIDELITY VIP    FIDELITY VIP    ASSET MANAGER:
    OVERSEAS      GRADE BOND    ASSET MANAGER       INDEX 500      CONTRAFUND            GROWTH
    DIVISION        DIVISION         DIVISION        DIVISION        DIVISION          DIVISION
--------------- --------------- ---------------- --------------- --------------- -----------------
   $ 103,460       $ 395,308         $ 97,841       $ 153,548        $ 93,295          $ 25,536
--------------- --------------- ---------------- --------------- --------------- -----------------
      34,906          34,757           29,929          44,416          48,493            11,576
--------------- --------------- ---------------- --------------- --------------- -----------------
      34,906          34,757           29,929          44,416          48,493            11,576
--------------- --------------- ---------------- --------------- --------------- -----------------
      68,554         360,551           67,912         109,132          44,802            13,960
--------------- --------------- ---------------- --------------- --------------- -----------------
      15,014          18,281            6,872         126,118           1,866             3,323
    (401,001)        (13,434)        (255,915)       (360,574)       (513,228)          (85,476)
--------------- --------------- ---------------- --------------- --------------- -----------------
    (385,987)          4,847         (249,043)       (234,456)       (511,362)          (82,153)
--------------- --------------- ---------------- --------------- --------------- -----------------
   1,441,511         275,677        1,154,628       1,566,979       2,470,295           510,327
--------------- --------------- ---------------- --------------- --------------- -----------------
   1,055,524         280,524          905,585       1,332,523       1,958,933           428,174
--------------- --------------- ---------------- --------------- --------------- -----------------
 $ 1,124,078       $ 641,075        $ 973,497     $ 1,441,655     $ 2,003,735         $ 442,134
=============== =============== ================ =============== =============== =================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT C OF
METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                 FIDELITY VIP            FIDELITY VIP    FIDELITY VIP    FIDELITY VIP
                                              GROWTH & INCOME    GROWTH OPPORTUNITIES        BALANCED         MID CAP
                                                     DIVISION                DIVISION        DIVISION        DIVISION
                                          ---------------------- ----------------------- --------------- ---------------
INVESTMENT INCOME:
      Dividends                                      $ 14,887                 $ 4,996        $ 25,211        $ 42,029
                                          ---------------------- ----------------------- --------------- ---------------
EXPENSES:
      Mortality and expense risk
        charges                                         9,774                   7,020           9,326          45,056
                                          ---------------------- ----------------------- --------------- ---------------
        Total expenses                                  9,774                   7,020           9,326          45,056
                                          ---------------------- ----------------------- --------------- ---------------
           Net investment income (loss)                 5,113                  (2,024)         15,885          (3,027)
                                          ---------------------- ----------------------- --------------- ---------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                          --                      --           3,759          31,562
      Realized gains (losses) on sale
        of investments                               (108,771)                (61,579)        (48,863)       (453,456)
                                          ---------------------- ----------------------- --------------- ---------------
           Net realized gains (losses)               (108,771)                (61,579)        (45,104)       (421,894)
                                          ---------------------- ----------------------- --------------- ---------------
      Change in unrealized gains (losses)
        on investments                                425,073                 422,402         431,546       2,429,363
                                          ---------------------- ----------------------- --------------- ---------------
      Net realized and change
        in unrealized gains (losses)
        on investments                                316,302                 360,823         386,442       2,007,469
                                          ---------------------- ----------------------- --------------- ---------------
      Net increase (decrease) in net assets
        resulting from operations                   $ 321,415               $ 358,799       $ 402,327     $ 2,004,442
                                          ====================== ======================= =============== ===============

The accompanying notes are an integral part of these financial statements.

FIDELITY VIP FIDELITY VIP FIDELITY VIP
FREEDOM 2010 FREEDOM 2020 FREEDOM 2030
    DIVISION     DIVISION     DIVISION
------------ ------------ ---------------
       $ 200        $ 898        $ 656
------------ ------------ ---------------
         124           73           79
------------ ------------ ---------------
         124           73           79
------------ ------------ ---------------
          76          825          577
------------ ------------ ---------------
           6          178           46
       6,047          169         (268)
------------ ------------ ---------------
       6,053          347         (222)
------------ ------------ ---------------
         938        1,491        2,281
------------ ------------ ---------------
       6,991        1,838        2,059
------------ ------------ ---------------
     $ 7,067      $ 2,663      $ 2,636
============ ============ ===============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT C OF
METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                     FIDELITY VIP                 FIDELITY VIP                   FIDELITY VIP
                                                     MONEY MARKET                  HIGH INCOME                         GROWTH
                                                         DIVISION                     DIVISION                       DIVISION
                                    ----------------------------- ----------------------------- --------------------------------
                                           2009             2008         2009           2008           2009              2008
                                    ----------------- ----------- ------------ ---------------- -------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)           $ (740)        $ 72,838    $ 176,393      $ 175,474      $ (18,602)          $ 7,771
  Net realized gains (losses)                --               --     (139,199)       (88,222)      (531,534)           51,581
  Change in unrealized gains
     (losses) on investments                 --               --      738,049       (673,470)     2,140,799        (5,544,589)
                                    ----------------- ----------- ------------ ---------------- -------------- -----------------
     Net increase (decrease)
       in net assets resulting
       from operations                     (740)          72,838      775,243       (586,218)     1,590,663        (5,485,237)
                                    ----------------- ----------- ------------ ---------------- -------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               1,642,549        1,569,792      395,539        385,763      1,619,175         1,674,533
  Net transfers (including
     fixed account)                    (196,487)         757,678      255,705        (21,338)      (201,313)         (161,143)
  Policy charges                     (1,383,964)      (1,224,665)    (315,411)      (273,278)    (1,194,595)       (1,255,739)
  Transfers for policy benefits
     and terminations                  (401,119)        (227,215)     (77,099)      (144,216)      (408,719)         (531,434)
                                    ----------------- ----------- ------------ ---------------- -------------- -----------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions             (339,021)         875,590      258,734        (53,069)      (185,452)         (273,783)
                                    ----------------- ----------- ------------ ---------------- -------------- -----------------
     Net increase (decrease)
       in net assets                   (339,761)         948,428    1,033,977       (639,287)     1,405,211        (5,759,020)
NET ASSETS:
  Beginning of year                   3,887,580        2,939,152    1,691,158      2,330,445      6,052,627        11,811,647
                                    ----------------- ----------- ------------ ---------------- -------------- -----------------
  End of year                       $ 3,547,819       $3,887,580  $ 2,725,135    $ 1,691,158    $ 7,457,838       $ 6,052,627
                                    ================= =========== ============ ================ ============== =================

(a) For the period April 28, 2008 to December 31,
 2008.

The accompanying notes are an integral part of these financial statements.

              FIDELITY VIP                  FIDELITY VIP                    FIDELITY VIP                  FIDELITY VIP
             EQUITY-INCOME                      OVERSEAS           INVESTMENT GRADE BOND                 ASSET MANAGER
                  DIVISION                      DIVISION                        DIVISION                      DIVISION
----------------------------- ----------------------------- ------------------------------- -----------------------------
       2009           2008           2009           2008           2009             2008           2009           2008
-------------- -------------- -------------- -------------- -------------- ---------------- -------------- --------------
   $ 72,493      $ 110,652       $ 68,554      $ 125,095      $ 360,551        $ 143,345       $ 67,912       $ 93,674
   (549,418)      (194,380)      (385,987)       691,662          4,847          (19,667)      (249,043)       424,013
  1,684,550     (3,059,250)     1,441,511     (4,316,874)       275,677         (293,410)     1,154,628     (2,045,015)
-------------- -------------- -------------- -------------- -------------- ---------------- -------------- --------------
  1,207,625     (3,142,978)     1,124,078     (3,500,117)       641,075         (169,732)       973,497     (1,527,328)
-------------- -------------- -------------- -------------- -------------- ---------------- -------------- --------------
  1,051,776      1,125,622        954,030      1,077,259        836,624          864,943        743,884        774,046
    (79,272)      (136,506)      (153,455)      (126,302)       273,730           17,902       (213,038)         4,523
   (671,110)      (688,570)      (545,169)      (588,502)      (538,637)        (475,452)      (519,755)      (498,574)
   (321,726)      (301,311)      (304,420)      (459,933)      (370,424)        (276,671)      (157,936)      (173,707)
-------------- -------------- -------------- -------------- -------------- ---------------- -------------- --------------
    (20,332)          (765)       (49,014)       (97,478)       201,293          130,722       (146,845)       106,288
-------------- -------------- -------------- -------------- -------------- ---------------- -------------- --------------
  1,187,293     (3,143,743)     1,075,064     (3,597,595)       842,368          (39,010)       826,652     (1,421,040)
  4,202,400      7,346,143      4,422,727      8,020,322      4,088,999        4,128,009      3,732,878      5,153,918
-------------- -------------- -------------- -------------- -------------- ---------------- -------------- --------------
$ 5,389,693    $ 4,202,400    $ 5,497,791    $ 4,422,727    $ 4,931,367      $ 4,088,999    $ 4,559,530    $ 3,732,878
============== ============== ============== ============== ============== ================ ============== ==============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT C OF
METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                      FIDELITY VIP                  FIDELITY VIP                    FIDELITY VIP
                                                         INDEX 500                    CONTRAFUND           ASSET MANAGER: GROWTH
                                                          DIVISION                      DIVISION                        DIVISION
                                    --------------------------------- ----------------------------- -------------------------------
                                           2009               2008           2009           2008           2009             2008
                                    -------------- ------------------ -------------- -------------- -------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 109,132          $ 107,322       $ 44,802       $ 22,077       $ 13,960         $ 23,801
  Net realized gains (losses)          (234,456)            (3,323)      (511,362)       (58,823)       (82,153)          16,804
  Change in unrealized gains
     (losses) on investments          1,566,979         (3,587,521)     2,470,295     (4,324,251)       510,327         (861,632)
                                    -------------- ------------------ -------------- -------------- -------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from operations                1,441,655         (3,483,522)     2,003,735     (4,360,997)       442,134         (821,027)
                                    -------------- ------------------ -------------- -------------- -------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               1,608,240          1,624,244      1,197,929      1,248,570        339,322          344,611
  Net transfers (including
     fixed account)                    (169,144)          (287,810)        (4,447)      (226,612)       (12,526)          78,712
  Policy charges                     (1,072,514)        (1,061,611)      (753,086)      (760,448)      (236,990)        (228,573)
  Transfers for policy benefits
     and terminations                  (458,694)          (802,571)      (416,654)      (430,911)      (124,259)        (127,841)
                                    -------------- ------------------ -------------- -------------- -------------- ----------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions              (92,112)          (527,748)        23,742       (169,401)       (34,453)          66,909
                                    -------------- ------------------ -------------- -------------- -------------- ----------------
     Net increase (decrease)
       in net assets                  1,349,543         (4,011,270)     2,027,477     (4,530,398)       407,681         (754,118)
NET ASSETS:
  Beginning of year                   5,573,045          9,584,315      5,783,079     10,313,477      1,447,979        2,202,097
                                    -------------- ------------------ -------------- -------------- -------------- ----------------
  End of year                       $ 6,922,588        $ 5,573,045    $ 7,810,556    $ 5,783,079    $ 1,855,660      $ 1,447,979
                                    ============== ================== ============== ============== ============== ================

(a) For the period April 28, 2008 to December 31, 2008.

The accompanying notes are an integral part of these financial statements.

                FIDELITY VIP                    FIDELITY VIP                    FIDELITY VIP                  FIDELITY VIP
             GROWTH & INCOME            GROWTH OPPORTUNITIES                        BALANCED                       MID CAP
                    DIVISION                        DIVISION                        DIVISION                      DIVISION
------------------------------- ------------------------------- ------------------------------- -----------------------------
       2009             2008           2009             2008           2009             2008           2009           2008
-------------- ---------------- -------------- ---------------- -------------- ---------------- -------------- --------------
    $ 5,113          $ 8,641       $ (2,024)        $ (3,259)      $ 15,885         $ 14,047       $ (3,027)     $ (22,617)
   (108,771)         138,428        (61,579)         (14,402)       (45,104)          29,893       (421,894)       941,236
    425,073         (985,478)       422,402         (818,792)       431,546         (548,676)     2,429,363     (4,411,906)
-------------- ---------------- -------------- ---------------- -------------- ---------------- -------------- --------------
    321,415         (838,409)       358,799         (836,453)       402,327         (504,736)     2,004,442     (3,493,287)
-------------- ---------------- -------------- ---------------- -------------- ---------------- -------------- --------------
    393,381          417,241        276,583          264,448        325,180          310,782      1,254,790      1,426,523
     13,525          (21,787)        56,388           (8,470)       124,182             (917)       (59,218)      (383,167)
   (234,454)        (235,657)      (118,226)        (120,444)      (178,743)        (171,549)      (680,177)      (706,616)
   (111,713)        (175,397)       (46,877)         (64,678)      (136,357)        (102,317)      (494,535)      (812,400)
-------------- ---------------- -------------- ---------------- -------------- ---------------- -------------- --------------
     60,739          (15,600)       167,868           70,856        134,262           35,999         20,860       (475,660)
-------------- ---------------- -------------- ---------------- -------------- ---------------- -------------- --------------
    382,154         (854,009)       526,667         (765,597)       536,589         (468,737)     2,025,302     (3,968,947)
  1,174,507        2,028,516        710,611        1,476,208      1,000,954        1,469,691      5,162,681      9,131,628
-------------- ---------------- -------------- ---------------- -------------- ---------------- -------------- --------------
$ 1,556,661      $ 1,174,507    $ 1,237,278        $ 710,611    $ 1,537,543      $ 1,000,954    $ 7,187,983    $ 5,162,681
============== ================ ============== ================ ============== ================ ============== ==============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT C OF
METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                 FIDELITY VIP                 FIDELITY VIP               FIDELITY VIP
                                                 FREEDOM 2010                 FREEDOM 2020               FREEDOM 2030
                                                     DIVISION                     DIVISION                   DIVISION
                                    ------------------------------ -------------------------- --------------------------
                                       2009           2008 (a)         2009        2008 (a)       2009        2008 (a)
                                    ---------- ------------------- ----------- -------------- ----------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)         $ 76                 $ 1       $ 825           $ 69       $ 577          $ 104
  Net realized gains (losses)         6,053                  (1)        347           (225)       (222)           167
  Change in unrealized gains
     (losses) on investments            938                  --       1,491           (465)      2,281           (897)
                                    ---------- ------------------- ----------- -------------- ----------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                7,067                  (1)      2,663           (621)      2,636           (626)
                                    ---------- ------------------- ----------- -------------- ----------- --------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               3,578                  25      10,189          3,715      21,870          1,816
  Net transfers (including
     fixed account)                  19,713                  --      18,742          1,683      13,132          3,430
  Policy charges                     (2,107)                 (6)     (3,646)        (1,536)     (4,767)          (588)
  Transfers for policy benefits
     and terminations               (22,738)                  1        (154)          (531)         13           (140)
                                    ---------- ------------------- ----------- -------------- ----------- --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions           (1,554)                 20      25,131          3,331      30,248          4,518
                                    ---------- ------------------- ----------- -------------- ----------- --------------
     Net increase (decrease)
       in net assets                  5,513                  19      27,794          2,710      32,884          3,892
NET ASSETS:
  Beginning of year                      19                  --       2,710             --       3,892             --
                                    ---------- ------------------- ----------- -------------- ----------- --------------
  End of year                       $ 5,532                $ 19    $ 30,504        $ 2,710    $ 36,776        $ 3,892
                                    ========== =================== =========== ============== =========== ==============

(a) For the period April 28, 2008 to December 31, 2008.


The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT C OF
METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Paragon Separate Account C (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Board of Directors of Paragon Life Insurance Company ("Paragon") on August 1, 1993 to support operations of Paragon with respect to certain variable life policies (the "Policies"). On May 1, 2006, Paragon merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York State Insurance Department.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio (with the same name) of a registered investment management company (the "Trust"), which is presented below:

Fidelity Variable Insurance Products ("Fidelity VIP")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF DIVISIONS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the policy owner. The following Divisions were available for investment as of December 31, 2009:

Fidelity VIP Money Market Division
Fidelity VIP High Income Division
Fidelity VIP Growth Division
Fidelity VIP Equity-Income Division
Fidelity VIP Overseas Division
Fidelity VIP Investment Grade Bond Division
Fidelity VIP Asset Manager Division
Fidelity VIP Index 500 Division
Fidelity VIP Contrafund Division
Fidelity VIP Asset Manager: Growth Division
Fidelity VIP Growth & Income Division
Fidelity VIP Growth Opportunities Division
Fidelity VIP Balanced Division
Fidelity VIP Mid Cap Division
Fidelity VIP Freedom 2010 Division
Fidelity VIP Freedom 2020 Division
Fidelity VIP Freedom 2030 Division

3. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

In June 2009, the Financial Accounting Standards Board ("FASB") approved FASB ACCOUNTING STANDARDS CODIFICATION ("Codification") as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental entities. Codification, which changed the referencing and organization of accounting guidance without modification of existing GAAP, is effective for interim and annual periods ending after September 15, 2009. Since it did not modify existing GAAP, Codification did not have any impact on the financial results of the Divisions. On the effective date of Codification, substantially all existing non-Securities and Exchange Commission accounting and reporting standards were superseded and, therefore, are no longer referenced by title in the accompanying notes to the financial statements.

PARAGON SEPARATE ACCOUNT C OF
METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Divisions' investment in shares of the portfolio, series or fund of the Trust is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trust as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Each Division invests in shares of open-end mutual funds which calculate a daily NAV, unadjusted, based on the value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trust at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge for certain policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Divisions and credited as accumulation units.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Divisions within the Separate Account or, for certain policies, into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

PARAGON SEPARATE ACCOUNT C OF
METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective December 31, 2009, the Separate Account adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair value, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance, which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued, as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

Effective January 1, 2008, the Separate Account adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets measured at fair value. The adoption of this guidance did not have an impact on the fair value of items measured at fair value for each of the Divisions.

4. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge is an asset-based charge and assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable
Divisions:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the effective annual rate for the charge for the year ended December 31, 2009:

Mortality and Expense                 0.75%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: Cost of Insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A transfer fee of $25 may be deducted after twelve transfers are made in a policy year. The administrative charge ranges from $2 to $3.50 and is assessed per month per policy. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. These charges are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Divisions.

PARAGON SEPARATE ACCOUNT C OF
METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. STATEMENTS OF INVESTMENTS

                                            AS OF THE YEAR ENDED           FOR THE YEAR ENDED
                                               DECEMBER 31, 2009            DECEMBER 31, 2009
                                            -------------------- ----------------------------
                                                                       COST OF       PROCEEDS
                                               SHARES     COST $ PURCHASES ($) FROM SALES ($)
                                            --------- ---------- ------------- --------------
Fidelity VIP Money Market Division          3,547,829  3,547,829     1,652,081      1,991,827
Fidelity VIP High Income Division             515,148  2,986,903     1,034,894        599,764
Fidelity VIP Growth Division                  248,264  8,135,501     1,289,279      1,487,645
Fidelity VIP Equity-Income Division           320,624  6,942,744       899,556        847,389
Fidelity VIP Overseas Division                365,302  6,624,382       875,952        841,393
Fidelity VIP Investment Grade Bond Division   395,142  4,894,885     1,470,101        889,974
Fidelity VIP Asset Manager Division           350,733  4,973,916       657,756        729,814
Fidelity VIP Index 500 Division                57,872  7,354,772     1,477,870      1,334,726
Fidelity VIP Contrafund Division              378,786  9,615,846       970,420        900,002
Fidelity VIP Asset Manager: Growth Division   146,576  1,866,704       313,627        330,797
Fidelity VIP Growth & Income Division         140,619  1,844,438       317,421        251,571
Fidelity VIP Growth Opportunities Division     85,271  1,364,137       307,980        142,134
Fidelity VIP Balanced Division                114,656  1,544,827       375,438        221,530
Fidelity VIP Mid Cap Division                 281,440  8,134,319     1,201,212      1,151,811
Fidelity VIP Freedom 2010 Division                566      4,597        31,241         32,711
Fidelity VIP Freedom 2020 Division              3,204     29,474        30,095          3,965
Fidelity VIP Freedom 2030 Division              4,073     35,394        33,589          2,712

This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT C OF
METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008:

                                              FIDELITY VIP          FIDELITY VIP           FIDELITY VIP
                                              MONEY MARKET           HIGH INCOME                 GROWTH
                                                  DIVISION              DIVISION               DIVISION
                                  --------------------------- --------------------- ----------------------
                                        2009          2008       2009       2008        2009       2008
                                  ------------- ------------- ---------- ---------- ----------- ----------
Units beginning of year            2,369,889     1,832,087    110,783    113,660     150,617    154,126
Units issued and transferred
  from other funding options       1,695,623     1,978,339     60,772     31,511      47,995     34,584
Units redeemed and transferred to
  other funding options           (1,902,018)   (1,440,537)   (46,616)   (34,388)    (52,859)   (38,093)
                                  ------------- ------------- ---------- ---------- ----------- ----------
Units end of year                  2,163,494     2,369,889    124,939    110,783     145,753    150,617
                                  ============= ============= ========== ========== =========== ==========

                                         FIDELITY VIP          FIDELITY VIP           FIDELITY VIP
                                        ASSET MANAGER             INDEX 500             CONTRAFUND
                                             DIVISION              DIVISION               DIVISION
                                  ---------------------- --------------------- ----------------------
                                      2009       2008       2009       2008        2009       2008
                                  ----------- ---------- ---------- ---------- ----------- ----------
Units beginning of year            145,781    142,399     44,843     48,223     194,162    197,563
Units issued and transferred
  from other funding options        30,555     34,653     15,649     12,133      47,075     40,372
Units redeemed and transferred to
  other funding options            (37,384)   (31,271)   (16,165)   (15,513)    (46,554)   (43,773)
                                  ----------- ---------- ---------- ---------- ----------- ----------
Units end of year                  138,952    145,781     44,327     44,843     194,683    194,162
                                  =========== ========== ========== ========== =========== ==========

                                           FIDELITY VIP          FIDELITY VIP         FIDELITY VIP
                                               BALANCED               MID CAP         FREEDOM 2010
                                              DIVISION               DIVISION             DIVISION
                                  ------------------------ --------------------- --------------------
                                      2009         2008       2009       2008      2009    2008 (A)
                                  ----------- ------------ ---------- ---------- --------- ----------
Units beginning of year             66,854       64,343    191,363    203,437         3         --
Units issued and transferred
  from other funding options        32,453       20,769     59,181     52,142     4,325          3
Units redeemed and transferred to
  other funding options            (24,656)     (18,258)   (58,921)   (64,216)   (3,739)        --
                                  ----------- ------------ ---------- ---------- --------- ----------
Units end of year                   74,651       66,854    191,623    191,363       589          3
                                  =========== ============ ========== ========== ========= ==========

(a) For the period April 28, 2008 to December 31, 2008.

       FIDELITY VIP           FIDELITY VIP             FIDELITY VIP
      EQUITY-INCOME               OVERSEAS    INVESTMENT GRADE BOND
           DIVISION               DIVISION                 DIVISION
---------------------- ---------------------- ------------------------
    2009       2008        2009       2008        2009         2008
----------- ---------- ----------- ---------- ----------- ------------
 131,705    131,039     184,898    187,013     181,710      176,152
  40,866     30,116      50,025     52,380      72,213       58,814
 (41,869)   (29,450)    (51,906)   (54,495)    (63,128)     (53,256)
----------- ---------- ----------- ---------- ----------- ------------
 130,702    131,705     183,017    184,898     190,795      181,710
=========== ========== =========== ========== =========== ============

         FIDELITY VIP           FIDELITY VIP            FIDELITY VIP
ASSET MANAGER: GROWTH        GROWTH & INCOME    GROWTH OPPORTUNITIES
             DIVISION               DIVISION                DIVISION
------------------------ ---------------------- -----------------------
    2009         2008        2009       2008        2009        2008
----------- ------------ ----------- ---------- ----------- -----------
  85,563       82,900      91,955     91,896      62,849      58,290
  22,538       26,533      34,083     29,579      31,317      20,471
 (24,977)     (23,870)    (29,508)   (29,520)    (18,573)    (15,912)
----------- ------------ ----------- ---------- ----------- -----------
  83,124       85,563      96,530     91,955      75,593      62,849
=========== ============ =========== ========== =========== ===========

     FIDELITY VIP         FIDELITY VIP
     FREEDOM 2020         FREEDOM 2030
         DIVISION             DIVISION
-------------------- --------------------
  2009    2008 (a)     2009    2008 (a)
--------- ---------- --------- ----------
   391         --       606         --
 4,101        672     4,980        689
(1,051)      (281)   (1,203)       (83)
--------- ---------- --------- ----------
 3,441        391     4,383        606
========= ========== ========= ==========

PARAGON SEPARATE ACCOUNT C OF
METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for each of the periods presented in the five years ended December 31, 2009:

                                                     AS OF DECEMBER 31, 2009     FOR THE YEAR ENDED DECEMBER 31, 2009
                                     --------------------------------------- -------------------------------------------
                                                                             INVESTMENT(1)              TOTAL RETURN(3)
                                                                                INCOME     EXPENSE(2)      LOWEST TO
                                         UNITS UNIT VALUE ($) NET ASSETS ($)    RATIO (%)   RATIO (%)     HIGHEST (%)
                                     --------- -------------- -------------- ------------- ---------- ------------------
Fidelity VIP Money Market       2009 2,163,494           1.64      3,547,819          0.73       0.75           (0.03)
  Division                      2008 2,369,889           1.64      3,887,580          2.91       0.75            2.25
                                2007 1,832,087           1.60      2,939,152          5.00       0.75            4.17
                                2006 1,662,005           1.54      2,553,006          4.74       0.75            4.10
                                2005 1,675,768           1.48      2,472,849          2.56       0.75      .50 - 2.27
Fidelity VIP High Income        2009   124,939          21.81      2,725,135          8.63       0.75           42.88
  Division                      2008   110,783          15.27      1,691,158          8.89       0.75          (25.55)
                                2007   113,660          20.50      2,330,445          8.35       0.75            2.01
                                2006   112,262          20.10      2,256,248          7.85       0.75           10.41
                                2005   110,854          18.20      2,017,975         14.69       0.75     1.60 - 1.93
Fidelity VIP Growth Division    2009   145,753          51.17      7,457,838          0.46       0.75           27.33
                                2008   150,617          40.19      6,052,627          0.82       0.75          (47.56)
                                2007   154,126          76.64     11,811,647          0.81       0.75           26.03
                                2006   160,334          60.81      9,750,671          0.38       0.75            6.05
                                2005   168,876          57.34      9,683,990          0.46       0.75     4.99 - 5.01
Fidelity VIP Equity-Income      2009   130,702          41.24      5,389,693          2.38       0.75           29.24
  Division                      2008   131,705          31.91      4,202,400          2.57       0.75          (43.08)
                                2007   131,039          56.06      7,346,143          1.74       0.75            0.77
                                2006   145,501          55.63      8,094,439          3.38       0.75           19.30
                                2005   139,516          46.63      6,506,093          1.69       0.75     4.90 - 5.07
Fidelity VIP Overseas Division  2009   183,017          30.04      5,497,791          2.23       0.75           25.59
                                2008   184,898          23.92      4,422,727          2.67       0.75          (44.23)
                                2007   187,013          42.89      8,020,322          3.23       0.75           16.44
                                2006   192,742          36.83      7,099,207          0.83       0.75           17.20
                                2005   183,830          31.43      5,777,349          0.89       0.75   11.21 - 18.16
Fidelity VIP Investment Grade   2009   190,795          25.85      4,931,367          8.55       0.75           14.86
  Bond Division                 2008   181,710          22.50      4,088,999          4.14       0.75           (3.97)
                                2007   176,152          23.43      4,128,009          4.17       0.75            3.55
                                2006   185,737          22.63      4,202,694          3.88       0.75            3.57
                                2005   185,320          21.85      4,048,739          3.51       0.75     1.31 - 1.43
Fidelity VIP Asset Manager      2009   138,952          32.81      4,559,530          2.46       0.75           28.15
  Division                      2008   145,781          25.61      3,732,878          2.73       0.75          (29.25)
                                2007   142,399          36.19      5,153,918          6.07       0.75           14.65
                                2006   153,245          31.57      4,838,125          2.60       0.75            6.52
                                2005   154,055          29.64      4,566,198          2.41       0.75     3.27 - 3.38
Fidelity VIP Index 500 Division 2009    44,327         156.17      6,922,588          2.60       0.75           25.66
                                2008    44,843         124.28      5,573,045          2.10       0.75          (37.47)
                                2007    48,223         198.75      9,584,315          3.58       0.75            4.65
                                2006    51,735         189.92      9,825,403          1.65       0.75           14.86
                                2005    50,933         165.34      8,421,126          1.48       0.75            4.04

PARAGON SEPARATE ACCOUNT C OF
METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                      AS OF DECEMBER 31, 2009     FOR THE YEAR ENDED DECEMBER 31, 2009
                                        ------------------------------------- -------------------------------------------
                                                                              INVESTMENT(1)              TOTAL RETURN(3)
                                                                                 INCOME     EXPENSE(2)      LOWEST TO
                                          UNITS UNIT VALUE ($) NET ASSETS ($)    RATIO (%)  RATIO (%)      HIGHEST (%)
                                        ------- -------------- -------------- ------------- ---------- ------------------
Fidelity VIP Contrafund Division   2009 194,683          40.12      7,810,556          1.45       0.75           34.70
                                   2008 194,162          29.78      5,783,079          1.00       0.75          (42.94)
                                   2007 197,563          52.20     10,313,477          0.95       0.75           16.71
                                   2006 206,107          44.73      9,218,701          1.29       0.75           10.88
                                   2005 195,381          40.34      7,881,268          0.25       0.75    5.09 - 16.06
Fidelity VIP Asset Manager:        2009  83,124          22.32      1,855,660          1.66       0.75           31.92
  Growth Division                  2008  85,563          16.92      1,447,979          1.95       0.75          (36.29)
                                   2007  82,900          26.56      2,202,097          4.26       0.75           18.06
                                   2006  89,546          22.50      2,014,463          1.94       0.75            6.19
                                   2005  90,655          21.19      1,920,569          1.85       0.75     3.11 - 3.97
Fidelity VIP Growth & Income       2009  96,530          16.13      1,556,661          1.15       0.75           26.26
  Division                         2008  91,955          12.77      1,174,507          1.25       0.75          (42.14)
                                   2007  91,896          22.07      2,028,516          1.81       0.75           11.26
                                   2006 101,777          19.84      2,018,791          0.84       0.75           12.33
                                   2005  93,785          17.66      1,656,026          1.14       0.75     4.19 - 6.83
Fidelity VIP Growth                2009  75,593          16.37      1,237,278          0.54       0.75           44.76
  Opportunities Division           2008  62,849          11.31        710,611          0.45       0.75          (55.35)
                                   2007  58,290          25.33      1,476,208            --       0.75           22.29
                                   2006  54,011          20.71      1,118,745          0.66       0.75            4.67
                                   2005  52,175          19.79      1,032,543          0.59       0.75     5.28 - 8.08
Fidelity VIP Balanced Division     2009  74,651          20.60      1,537,543          2.04       0.75           37.56
                                   2008  66,854          14.97      1,000,954          1.83       0.75          (34.45)
                                   2007  64,343          22.84      1,469,691          3.31       0.75            8.25
                                   2006  61,155          21.10      1,290,644          1.83       0.75           10.87
                                   2005  53,394          19.03      1,016,362          1.92       0.75     4.98 - 5.44
Fidelity VIP Mid Cap Division      2009 191,623          37.51      7,187,983          0.70       0.75           39.04
                                   2008 191,363          26.98      5,162,681          0.46       0.75          (39.90)
                                   2007 203,437          44.89      9,131,628          0.88       0.75           14.77
                                   2006 219,069          39.11      8,568,393          0.33       0.75           11.86
                                   2005 205,216          34.97      7,175,612            --       0.75    7.21 - 17.42
Fidelity VIP Freedom 2010 Division 2009     589           9.39          5,532          1.24       0.75           23.35
  (Commenced 4/28/2008)            2008       3           7.61             19          3.40       0.75          (23.87)
Fidelity VIP Freedom 2020 Division 2009   3,441           8.87         30,504          9.24       0.75           28.01
  (Commenced 4/28/2008)            2008     391           6.93          2,710          3.23       0.75          (30.75)
Fidelity VIP Freedom 2030 Division 2009   4,383           8.39         36,776          6.20       0.75           30.68
  (Commenced 4/28/2008)            2008     606           6.42          3,892          3.67       0.75          (35.79)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Division invests.

(2) These amounts represent annualized policy expenses of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2009. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
March 26, 2010

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                  2009       2008
                                                                --------   --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $145,439 and $135,428,
     respectively)............................................  $144,649   $122,229
  Equity securities available-for-sale, at estimated fair
     value (cost: $2,191 and $2,931, respectively)............     2,116      2,298
  Trading securities, at estimated fair value (cost: $451 and
     $281, respectively)......................................       471        277
  Mortgage loans (net of valuation allowances of $594 and
     $244, respectively)......................................    40,620     42,105
  Policy loans................................................     8,099      7,881
  Real estate and real estate joint ventures held-for-
     investment...............................................     5,667      6,205
  Real estate held-for-sale...................................        44         51
  Other limited partnership interests.........................     4,215      4,732
  Short-term investments......................................     3,315      7,598
  Other invested assets.......................................     6,811      9,916
                                                                --------   --------
     Total investments........................................   216,007    203,292
Cash and cash equivalents.....................................     3,347     10,279
Accrued investment income.....................................     2,066      2,079
Premiums and other receivables................................    26,375     28,290
Deferred policy acquisition costs and value of business
  acquired....................................................     9,364     10,871
Current income tax recoverable................................       121         75
Deferred income tax assets....................................     1,094      2,557
Other assets..................................................     4,206      4,517
Separate account assets.......................................    80,377     72,259
                                                                --------   --------
     Total assets.............................................  $342,957   $334,219
                                                                ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Future policy benefits........................................  $ 99,960   $ 98,183
Policyholder account balances.................................    86,590     93,308
Other policyholder funds......................................     5,627      5,483
Policyholder dividends payable................................       761      1,023
Payables for collateral under securities loaned and other
  transactions................................................    14,662     18,649
Short-term debt...............................................       319        414
Long-term debt................................................     3,502      2,722
Other liabilities.............................................    33,690     29,350
Separate account liabilities..................................    80,377     72,259
                                                                --------   --------
     Total liabilities........................................   325,488    321,391
                                                                --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)

STOCKHOLDER'S EQUITY:
Metropolitan Life Insurance Company stockholder's equity:
  Common stock, par value $0.01 per share; 1,000,000,000
     shares authorized; 494,466,664 shares issued and
     outstanding at both December 31, 2009 and 2008...........         5          5
  Additional paid-in capital..................................    14,438     14,437
  Retained earnings...........................................     4,817      7,298
  Accumulated other comprehensive loss........................    (2,082)    (8,995)
                                                                --------   --------
     Total Metropolitan Life Insurance Company stockholder's
       equity.................................................    17,178     12,745
Noncontrolling interests......................................       291         83
                                                                --------   --------
     Total equity.............................................    17,469     12,828
                                                                --------   --------
     Total liabilities and stockholder's equity...............  $342,957   $334,219
                                                                ========   ========




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)

                                                           2009      2008      2007
                                                         -------   -------   -------
REVENUES
Premiums...............................................  $18,629   $18,444   $16,435
Universal life and investment-type product policy
  fees.................................................    2,067     2,285     2,246
Net investment income..................................   10,190    11,116    12,576
Other revenues.........................................    1,739     1,882       934
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities........................................   (1,521)     (787)      (38)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive
     loss..............................................      623        --        --
  Other net investment gains (losses), net.............   (5,197)    4,259      (249)
                                                         -------   -------   -------
     Total net investment gains (losses)...............   (6,095)    3,472      (287)
                                                         -------   -------   -------
       Total revenues..................................   26,530    37,199    31,904
                                                         -------   -------   -------
EXPENSES
Policyholder benefits and claims.......................   20,662    20,699    18,275
Interest credited to policyholder account balances.....    2,669     3,181     3,515
Policyholder dividends.................................    1,612     1,716     1,687
Other expenses.........................................    6,009     6,578     5,042
                                                         -------   -------   -------
     Total expenses....................................   30,952    32,174    28,519
                                                         -------   -------   -------
Income (loss) from continuing operations before
  provision for income tax.............................   (4,422)    5,025     3,385
Provision for income tax expense (benefit).............   (1,890)    1,650     1,082
                                                         -------   -------   -------
Income (loss) from continuing operations, net of income
  tax..................................................   (2,532)    3,375     2,303
Income (loss) from discontinued operations, net of
  income tax...........................................       10      (191)      325
                                                         -------   -------   -------
     Net income (loss).................................   (2,522)    3,184     2,628
Less: Net income (loss) attributable to noncontrolling
  interests............................................       (5)       97       196
                                                         -------   -------   -------
Net income (loss) attributable to Metropolitan Life
  Insurance Company....................................  $(2,517)  $ 3,087   $ 2,432
                                                         =======   =======   =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                  (IN MILLIONS)


                                                                           ACCUMULATED OTHER
                                                                      COMPREHENSIVE INCOME (LOSS)
                                                         ----------------------------------------------------
                                                                                                                    TOTAL
                                                                                                                METROPOLITAN
                                                               NET                      FOREIGN      DEFINED   LIFE INSURANCE
                                   ADDITIONAL              UNREALIZED     OTHER-THAN    CURRENCY     BENEFIT       COMPANY
                           COMMON    PAID-IN   RETAINED    INVESTMENT     TEMPORARY   TRANSLATION     PLANS     STOCKHOLDER'S
                            STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  IMPAIRMENTS  ADJUSTMENTS  ADJUSTMENT      EQUITY
                           ------  ----------  --------  --------------  -----------  -----------  ----------  --------------
Balance at December 31,
  2008 (Note 1)..........    $5      $14,437    $ 7,298      $(7,701)       $  --         $143       $(1,437)      $12,745
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....                            36                       (36)
Capital contributions
  from MetLife, Inc.
  (Note 15)..............                  3                                                                             3
Excess tax liabilities
  related to stock-based
  compensation...........                 (2)                                                                           (2)
Change in equity of
  noncontrolling
  interests..............
Comprehensive income
  (loss):
  Net loss...............                        (2,517)                                                            (2,517)
  Other comprehensive
     income (loss):
     Unrealized gains
       (losses) on
       derivative
       instruments, net
       of income tax.....                                       (162)                                                 (162)
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax....                                      7,598         (305)                                   7,293
     Foreign currency
       translation
       adjustments, net
       of income tax.....                                                                  (92)                        (92)
     Defined benefit
       plans adjustment,
       net of income
       tax...............                                                                                (90)          (90)
                                                                                                                   -------
       Other
          comprehensive
          income (loss)..                                                                                            6,949
                                                                                                                   -------
  Comprehensive income
     (loss)..............                                                                                            4,432
                             --      -------    -------      -------        -----         ----       -------       -------
Balance at December 31,
  2009...................    $5      $14,438    $ 4,817      $  (265)       $(341)        $ 51       $(1,527)      $17,178
                             ==      =======    =======      =======        =====         ====       =======       =======

                           NONCONTROLLING   TOTAL
                              INTERESTS     EQUITY
                           --------------  -------
Balance at December 31,
  2008 (Note 1)..........       $ 83       $12,828
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....
Capital contributions
  from MetLife, Inc.
  (Note 15)..............                        3
Excess tax liabilities
  related to stock-based
  compensation...........                       (2)
Change in equity of
  noncontrolling
  interests..............        218           218
Comprehensive income
  (loss):
  Net loss...............         (5)       (2,522)
  Other comprehensive
     income (loss):
     Unrealized gains
       (losses) on
       derivative
       instruments, net
       of income tax.....                     (162)
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax....         (5)        7,288
     Foreign currency
       translation
       adjustments, net
       of income tax.....                      (92)
     Defined benefit
       plans adjustment,
       net of income
       tax...............                      (90)
                                ----       -------
       Other
          comprehensive
          income (loss)..         (5)        6,944
                                ----       -------
  Comprehensive income
     (loss)..............        (10)        4,422
                                ----       -------
Balance at December 31,
  2009...................       $291       $17,469
                                ====       =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2008

                                  (IN MILLIONS)


                                                                                      ACCUMULATED OTHER
                                                                                 COMPREHENSIVE INCOME (LOSS)
                                                                           ---------------------------------------
                                                                                                                         TOTAL
                                                                                                                     METROPOLITAN
                                                                                 NET         FOREIGN      DEFINED   LIFE INSURANCE
                                                     ADDITIONAL              UNREALIZED      CURRENCY     BENEFIT       COMPANY
                                             COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION     PLANS     STOCKHOLDER'S
                                              STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  ADJUSTMENTS  ADJUSTMENT      EQUITY
                                             ------  ----------  --------  --------------  -----------  ----------  --------------
Balance at December 31, 2007 (Note 1)......    $5      $14,426    $ 5,529      $ 1,342        $ 283       $  (284)     $ 21,301
Treasury stock transactions, net -- by
  subsidiary...............................                (11)                                                             (11)
  Capital contributions from MetLife, Inc.
     (Note 15).............................                 13                                                               13
  Excess tax benefits related to stock-
     based compensation....................                  9                                                                9
  Dividends of interests in subsidiary
     (Note 2)..............................                        (1,318)                                               (1,318)
  Dividends on subsidiary common stock.....
  Change in equity of noncontrolling
     interests.............................
Comprehensive income (loss):
  Net income...............................                         3,087                                                 3,087
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax..........................                                        272                                      272
     Unrealized investment gains (losses),
       net of related offsets and income
       tax.................................                                     (9,315)                                  (9,315)
     Foreign currency translation
       adjustments, net of income tax......                                                    (140)                       (140)
     Defined benefit plans adjustment, net
       of income tax.......................                                                                (1,153)       (1,153)
                                                                                                                       --------
     Other comprehensive income (loss).....                                                                             (10,336)
                                                                                                                       --------
  Comprehensive income (loss)..............                                                                              (7,249)
                                               --      -------    -------      -------        -----       -------      --------
Balance at December 31, 2008 (Note 1)......    $5      $14,437    $ 7,298      $(7,701)       $ 143       $(1,437)     $ 12,745
                                               ==      =======    =======      =======        =====       =======      ========

                                             NONCONTROLLING INTERESTS
                                             ------------------------
                                             DISCONTINUED  CONTINUING    TOTAL
                                              OPERATIONS   OPERATIONS   EQUITY
                                             ------------  ----------  --------
Balance at December 31, 2007 (Note 1)......     $ 1,534       $162     $ 22,997
Treasury stock transactions, net -- by
  subsidiary...............................                                 (11)
  Capital contributions from MetLife, Inc.
     (Note 15).............................                                  13
  Excess tax benefits related to stock-
     based compensation....................                                   9
  Dividends of interests in subsidiary
     (Note 2)..............................                              (1,318)
  Dividends on subsidiary common stock.....          34                      34
  Change in equity of noncontrolling
     interests.............................      (1,409)       (82)      (1,491)
Comprehensive income (loss):
  Net income...............................          94          3        3,184
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax..........................                                 272
     Unrealized investment gains (losses),
       net of related offsets and income
       tax.................................        (150)                 (9,465)
     Foreign currency translation
       adjustments, net of income tax......        (107)                   (247)
     Defined benefit plans adjustment, net
       of income tax.......................           4                  (1,149)
                                                -------       ----     --------
     Other comprehensive income (loss).....        (253)        --      (10,589)
                                                -------       ----     --------
  Comprehensive income (loss)..............        (159)         3       (7,405)
                                                -------       ----     --------
Balance at December 31, 2008 (Note 1)......     $    --       $ 83     $ 12,828
                                                =======       ====     ========




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

         CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY -- (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2007

                                  (IN MILLIONS)


                                                                                       ACCUMULATED OTHER
                                                                                  COMPREHENSIVE INCOME (LOSS)
                                                                            ---------------------------------------
                                                                                                                          TOTAL
                                                                                                                      METROPOLITAN
                                                                                  NET         FOREIGN      DEFINED   LIFE INSURANCE
                                                      ADDITIONAL              UNREALIZED      CURRENCY     BENEFIT       COMPANY
                                              COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION     PLANS     STOCKHOLDER'S
                                               STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  ADJUSTMENTS  ADJUSTMENT      EQUITY
                                              ------  ----------  --------  --------------  -----------  ----------  --------------
Balance at December 31, 2006 (Note 1).......    $5      $14,343    $3,812       $1,696          $144        $(808)       $19,192
Cumulative effect of changes in accounting
  principles, net of income tax (Note 1)....                         (215)                                                  (215)
                                                --      -------    ------       ------          ----        -----        -------
Balance at January 1, 2007 (Note 1).........     5       14,343     3,597        1,696           144         (808)        18,977
Treasury stock transactions, net -- by
  subsidiary................................                 10                                                               10
Capital contributions from MetLife, Inc.
  (Note 15).................................                  7                                                                7
Excess proceeds received on sale of
  interests in affiliate (Note 15)..........                 30                                                               30
Excess tax benefits related to stock-based
  compensation..............................                 36                                                               36
Dividends on common stock...................                         (500)                                                  (500)
Dividends on subsidiary common stock........
Change in equity of noncontrolling
  interests.................................
Comprehensive income (loss):
  Net income................................                        2,432                                                  2,432
  Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
       instruments, net of income tax.......                                       (15)                                      (15)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax..................................                                      (339)                                     (339)
     Foreign currency translation
       adjustments, net of income tax.......                                                     139                         139
     Defined benefit plans adjustment, net
       of income tax........................                                                                  524            524
                                                                                                                         -------
     Other comprehensive income (loss)......                                                                                 309
                                                                                                                         -------
  Comprehensive income (loss)...............                                                                               2,741
                                                --      -------    ------       ------          ----        -----        -------
Balance at December 31, 2007 (Note 1).......    $5      $14,426    $5,529       $1,342          $283        $(284)       $21,301
                                                ==      =======    ======       ======          ====        =====        =======

                                              NONCONTROLLING INTERESTS
                                              ------------------------
                                              DISCONTINUED  CONTINUING   TOTAL
                                               OPERATIONS   OPERATIONS   EQUITY
                                              ------------  ----------  -------
Balance at December 31, 2006 (Note 1).......     $1,347        $169     $20,708
Cumulative effect of changes in accounting
  principles, net of income tax (Note 1)....        (11)                   (226)
                                                 ------        ----     -------
Balance at January 1, 2007 (Note 1).........      1,336         169      20,482
Treasury stock transactions, net -- by
  subsidiary................................                                 10
Capital contributions from MetLife, Inc.
  (Note 15).................................                                  7
Excess proceeds received on sale of
  interests in affiliate (Note 15)..........                                 30
Excess tax benefits related to stock-based
  compensation..............................                                 36
Dividends on common stock...................                               (500)
Dividends on subsidiary common stock........        (34)                    (34)
Change in equity of noncontrolling
  interests.................................         42         (62)        (20)
Comprehensive income (loss):
  Net income................................        141          55       2,628
  Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
       instruments, net of income tax.......                                (15)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax..................................         (8)                   (347)
     Foreign currency translation
       adjustments, net of income tax.......         56                     195
     Defined benefit plans adjustment, net
       of income tax........................          1                     525
                                                 ------        ----     -------
     Other comprehensive income (loss)......         49                     358
                                                 ------        ----     -------
  Comprehensive income (loss)...............        190          55       2,986
                                                 ------        ----     -------
Balance at December 31, 2007 (Note 1).......     $1,534        $162     $22,997
                                                 ======        ====     =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)


                                                              2009       2008       2007
                                                            --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss).........................................  $ (2,522)  $  3,184   $  2,628
Adjustments to reconcile net income (loss) to net cash
  provided by operating activities:
  Depreciation and amortization expenses..................       381        258        368
  Amortization of premiums and accretion of discounts
     associated with investments, net.....................      (715)      (660)      (592)
  (Gains) losses from sales of investments and businesses,
     net..................................................     6,081     (2,868)       420
  Undistributed equity earnings of real estate joint
     ventures and other limited partnership interests.....       716        524       (433)
  Interest credited to policyholder account balances......     2,669      3,289      3,777
  Universal life and investment-type product policy fees..    (2,067)    (2,285)    (2,246)
  Change in accrued investment income.....................        14        316       (201)
  Change in premiums and other receivables................      (507)    (1,734)       228
  Change in deferred policy acquisition costs, net........      (441)      (100)      (598)
  Change in insurance-related liabilities.................     2,582      5,117      4,022
  Change in trading securities............................      (165)        74        188
  Change in income tax recoverable (payable)..............    (2,340)       630        715
  Change in other assets..................................       (10)     2,828       (232)
  Change in other liabilities.............................     3,330      1,730     (1,505)
  Other, net..............................................        85        161         51
                                                            --------   --------   --------
Net cash provided by operating activities.................     7,091     10,464      6,590
                                                            --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
  Fixed maturity securities...............................    41,437     68,089     73,576
  Equity securities.......................................     1,030      2,140      1,265
  Mortgage loans..........................................     4,589      5,238      8,085
  Real estate and real estate joint ventures..............        30        159        503
  Other limited partnership interests.....................       751        404        764
Purchases of:
  Fixed maturity securities...............................   (51,066)   (56,251)   (73,375)
  Equity securities.......................................      (544)    (1,094)    (2,204)
  Mortgage loans..........................................    (3,231)    (8,819)   (11,891)
  Real estate and real estate joint ventures..............      (318)    (1,071)    (1,369)
  Other limited partnership interests.....................      (585)    (1,163)    (1,459)
Net change in short-term investments......................     4,268     (6,967)       582
Sales of businesses.......................................        --         (4)        25
Dividend of subsidiary....................................        --       (270)        --
Excess proceeds received on sale of interests in
  affiliate...............................................        --         --         30
Net change in other invested assets.......................      (687)    (1,831)    (1,587)
Net change in policy loans................................      (218)      (193)      (149)
Net change in property, equipment and leasehold
  improvements............................................      (109)      (171)       (88)
Other, net................................................         1         --         22
                                                            --------   --------   --------
Net cash used in investing activities.....................  $ (4,652)  $ (1,804)  $ (7,270)
                                                            --------   --------   --------


        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)

                                                              2009       2008       2007
                                                            --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.............................................  $ 51,313   $ 58,338   $ 39,125
     Withdrawals..........................................   (57,182)   (48,818)   (34,135)
  Net change in payables for collateral under securities
     loaned and other transactions........................    (3,987)   (10,303)    (3,167)
  Net change in short-term debt...........................       (95)        57       (476)
  Long-term debt issued...................................     1,205         27      1,705
  Long-term debt repaid...................................      (737)       (21)      (894)
  Shares subject to mandatory redemption..................        --         --       (131)
  Debt issuance costs.....................................        --         --         (8)
  Capital contribution from MetLife, Inc. ................        --         --          7
  Dividends on common stock...............................        --         --       (500)
  Excess tax benefits from share-based payment
     arrangements.........................................        --          8         30
  Other, net..............................................       112         --         --
                                                            --------   --------   --------
Net cash (used in) provided by financing activities.......    (9,371)      (712)     1,556
                                                            --------   --------   --------
Change in cash and cash equivalents.......................    (6,932)     7,948        876
Cash and cash equivalents, beginning of year..............    10,279      2,331      1,455
                                                            --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR....................  $  3,347   $ 10,279   $  2,331
                                                            ========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year.......................................  $     --   $    404   $    164
                                                            ========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE, END
  OF YEAR.................................................  $     --   $     --   $    404
                                                            ========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year.......................................  $ 10,279   $  1,927   $  1,291
                                                            ========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS, END
  OF YEAR.................................................  $  3,347   $ 10,279   $  1,927
                                                            ========   ========   ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid during the year for:
  Interest................................................  $    166   $    268   $    332
                                                            ========   ========   ========
  Income tax..............................................  $    285   $    494   $  1,010
                                                            ========   ========   ========
Non-cash transactions during the year:
  Dividend of subsidiary:
  Assets disposed.........................................  $     --   $ 22,135   $     --
  Liabilities disposed....................................        --    (20,689)        --
                                                            --------   --------   --------
  Net assets disposed.....................................        --      1,446         --
  Cash disposed...........................................        --        270         --
  Dividend of interests in subsidiary.....................        --     (1,318)        --
                                                            --------   --------   --------
  Loss on dividend of interests in subsidiary.............  $     --   $    398   $     --
                                                            ========   ========   ========
  Purchase money mortgages on real estate sale............  $     93   $     --   $     --
                                                            ========   ========   ========
  Fixed maturity securities received in connection with
     insurance contract commutation.......................  $     --   $    115   $     --
                                                            ========   ========   ========
  Capital contribution from MetLife, Inc. ................  $      3   $     13   $     --
                                                            ========   ========   ========
  Real estate acquired in satisfaction of debt............  $    209   $     --   $     --
                                                            ========   ========   ========
  Issuance of secured demand note collateral agreement....  $     --   $     25   $     --
                                                            ========   ========   ========
  Long-term debt issued to MetLife, Inc. in exchange for
     fixed maturity securities............................  $    300   $     --   $     --
                                                            ========   ========   ========





        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

     During 2009, the Company realigned its former institutional and individual businesses into three operating segments: Insurance Products, Retirement Products and Corporate Benefit Funding. The segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. In addition, the Company has Corporate & Other, which is comprised of other business activities. See Note 17 for further business segment information.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 10. Intercompany accounts and transactions have been eliminated.

     The Company adopted revised guidance on the accounting for noncontrolling interests in the consolidated financial statements, effective January 1, 2009, which requires retrospective reclassification for all periods presented of noncontrolling interests (formerly called minority interests) to the equity section of the balance sheet, and change in presentation of net income (loss) in the consolidated cash flows to include the portion of net income (loss) attributable to noncontrolling interests with a corresponding reduction in other operating activities. These consolidated financial statements present retrospective changes required under this revised guidance for the periods prior to the adoption as of January 1, 2009. For the impact for the years ended December 31, 2008 and 2007 refer to " Adoption of New Accounting
Pronouncements -- Business Combinations and Noncontrolling Interests."

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2009 presentation. See
Note 18 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

     A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In June 2009, the Financial Accounting Standards Board ("FASB") approved FASB Accounting Standards Codification ("Codification") as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental entities. Codification changed the referencing and organization of accounting guidance without modification of existing GAAP. Since it did not modify existing GAAP, Codification did not have any impact on the Company's financial condition or results of operations. On the effective date of Codification, substantially all existing non-SEC accounting and reporting standards were superseded and, therefore, are no longer referenced by title in the accompanying consolidated financial statements.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with the same credit standing. It requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

     Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

     Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

     Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

  Investments

     The accounting policies for the Company's principal investments are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover. See also Note 3.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below cost or amortized cost recovers; (vii) with respect to equity securities, whether the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost; (viii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and
     (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Effective April 1, 2009, the Company prospectively adopted new guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "Adoption of New Accounting Pronouncements -- Financial Instruments." The new guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded as other comprehensive income (loss). There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          Prior to the adoption of the new OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost basis. Also, prior to the adoption of this guidance, the entire difference between the fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

          With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          With respect to perpetual hybrid securities that have attributes of both debt and equity, some of which are classified as fixed maturity securities and some of which are classified as non-redeemable preferred stock within equity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          Upon adoption of the new OTTI guidance, the Company's methodology and significant inputs used to determine the amount of the credit loss are as follows:

     (i) The Company calculates the recovery value of fixed maturity securities by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

     (ii) When determining the collectability and the period over which the fixed maturity security is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

     (iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS"). These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

     (iv) When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates, and the overall macroeconomic conditions.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on fixed maturity securities. These investments are generally made through structured notes and similar

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their investment income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses). In addition, the Company has invested in certain structured transactions that are VIEs. These structured transactions include reinsurance trusts, asset-backed securitizations, hybrid securities, joint ventures, limited partnerships and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on a quarterly basis.

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements and supports asset and liability matching strategies for certain insurance products. Trading securities which are presented separately and short sale agreement liabilities, which are included in other liabilities, are recorded at estimated fair value, with subsequent changes in estimated fair value recognized in net investment income. Related dividends and investment income are also included in net investment income.

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans. Mortgage loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, loan specific valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. The Company also establishes allowances for loan losses for pools of loans with similar characteristics, such as mortgage loans based on similar property types, similar loan-to-value, or similar debt service coverage ratio factors when, based on past experience, it is probable that a credit event has occurred and the amount of the loss can be reasonably estimated. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to accrue for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded in accordance with the loan agreement as a reduction of principal and/or as interest income. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Certain mortgage loans previously designated as held-for-investment have been designated as held-for-sale to reflect a change in the Company's intention as it relates to holding such loans. At the time of transfer, such loans are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. Amortized cost is determined in the same manner as for mortgage loans held-for-investment described above. The amount by which amortized cost exceeds estimated fair value less expected disposition costs is accounted for as a valuation allowance. Changes in such valuation allowance are recognized in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has significant influence or more than a 20% interest. For certain real estate joint ventures the Company records its share of earnings using a three-month lag methodology for all instances where the timely financial information is available and the contractual right exists to receive such financial information. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, leveraged leases, loans to affiliates, tax credit partnerships, funds withheld and investments in insurance enterprise joint ventures.

          Freestanding derivatives with positive estimated fair values are described in the derivatives accounting policy which follows.

          Leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

          Loans to affiliates, some of which are regulated, are carried at amortized cost and are used by the affiliates to assist in meeting their capital requirements.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are also accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

          Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio and records it in net investment income.

          Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for on the equity method.

     The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

     When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include:

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     Certain mortgage loans have also been designated as held-for-sale which are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. For these loans, estimated fair value is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the estimated fair value of the underlying collateral estimated using internal models.

     Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

     The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

     The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities, certain structured investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The accounting rules for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The primary beneficiary is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both.

     When assessing the expected losses to determine the primary beneficiary for structured investment products such as asset-backed securitizations and collateralized debt obligations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as hybrid securities, joint ventures, limited partnerships and limited liability companies, the Company takes into consideration the design of the VIE and generally uses a qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual and implied rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses) except for those in net investment income for economic hedges of equity method investment in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact in the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the consolidated financial statements and that their related changes in estimated fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.5 billion and $1.4 billion at December 31, 2009 and 2008, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $804 million and $720 million at December 31, 2009 and 2008, respectively. Related depreciation and amortization expense was $111 million, $111 million and $105 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.3 billion and $1.2 billion at December 31, 2009 and 2008, respectively. Accumulated amortization of capitalized software was $983 million and $862 million at December 31, 2009 and 2008, respectively. Related amortization expense was $125 million, $117 million and $97 million for the years ended December 31, 2009, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions and agency and policy issuance expenses. Value of business acquired ("VOBA") is an intangible asset that represents the present value of future profits embedded in acquired insurance annuity and investment -- type contracts. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts (dividend paying traditional contracts within the closed block) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Value of Distribution Agreements and Customer Relationships Acquired

     Value of distribution agreements ("VODA") is reported in other assets and represents the present value of future profits associated with the expected future business derived from the distribution agreements. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful life ranging from 10 to 30 years and such amortization is included in other expenses. Each year the Company reviews VODA and VOCRA to determine the recoverability of these balances.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill is recognized as an impairment and recorded as a charge against net income.

     In performing its goodwill impairment tests, when management believes meaningful comparable market data are available, the estimated fair values of the reporting units are determined using a market multiple approach. When relevant comparables are not available, the Company uses a discounted cash flow model. For reporting units which are particularly sensitive to market assumptions, such as the retirement products and individual life reporting units, the Company may corroborate its estimated fair values by using additional valuation methodologies.

     The key inputs, judgments and assumptions necessary in determining estimated fair value include current book value (with and without accumulated other comprehensive income), the level of economic capital required to support the mix of business, long term growth rates, comparative market multiples, the level of interest rates, credit spreads, equity market levels and the discount rate management believes appropriate to the risk associated with the respective reporting unit.

     Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods.

     During the 2009 impairment tests of goodwill, management concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired. However, management continues

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     See Note 7 for further consideration of goodwill impairment testing during 2009.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 7%.

     Participating business represented approximately 6% and 8% of the Company's life insurance in-force, and 16% and 17% of the number of life insurance policies in-force, at December 31, 2009 and 2008, respectively. Participating policies represented approximately 33% and 34%, 32% and 33%, and 36% and 36% of gross and net life insurance premiums for the years ended December 31, 2009, 2008 and 2007, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 8%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid-up guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefits relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefits ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefits ("GMAB") and settlement features in certain GMIB described above provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net investment gains (losses).

     At inception of the GMWB, GMAB and certain GMIB contracts, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The fair values for these embedded derivatives are then estimated based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. Beginning in 2008, the valuation of these embedded derivatives includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt, as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 17%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net investment gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  Income Taxes

     The Company joins with MetLife, Inc. and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with MetLife, Inc. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MetLife, Inc. to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii) future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 12) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance. At December 31, 2008, virtually all the obligations were calculated using the traditional formula.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The expected postretirement plan benefit obligations ("EPBO") represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents. Unlike for pensions, the EPBO is not recorded in the financial statements but is used in measuring the periodic expense. The accumulated postretirement plan benefit obligation ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

     Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

     As more fully described in Note 15, MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

     As more fully described in "Summary of Significant Accounting Policies and Critical Accounting Estimates," effective April 1, 2009, the Company adopted new OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements.

     The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $36 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $59 million, net of policyholder related amounts of $4 million and net of deferred income taxes of $19 million, resulting in the net cumulative effect adjustment of $36 million. The increase in the amortized cost basis of fixed maturity securities of $59 million by sector was as follows: $25 million -- ABS, $25 million -- RMBS and $9 million -- U.S. corporate securities.

     As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $566 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

     The following new pronouncements relating to financial instruments had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

     - Effective December 31, 2008, the Company adopted new guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

     - Effective January 1, 2008, the Company adopted new guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Effective January 1, 2008, the Company adopted new guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This new guidance also includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

     Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this new guidance:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - Net income (loss) includes amounts attributable to noncontrolling interests.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements. Financial statements and disclosures for periods prior to 2009 reflect the retrospective application of the accounting for noncontrolling interests as required under this guidance. As a result of its implementation, total equity at December 31, 2008 and 2007 increased by $83 million and $1,696 million, respectively, representing noncontrolling interests with an offsetting impact to other liabilities and total liabilities, as a result of the elimination of minority interests. Also as a result of the adoption, income from continuing operations increased by $97 million and $196 million for the years ended December 31, 2008 and 2007, respectively, with the corresponding increase in net income attributable to noncontrolling interests for the years ended December 31, 2008 and 2007.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Effective January 1, 2009, the Company adopted prospectively new guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

     Effective January 1, 2008, the Company adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of this guidance also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain guarantees on variable annuity contracts. The change in valuation of embedded derivatives associated with guarantees on annuity contracts resulted from the incorporation of risk margins associated with non-capital market inputs and the inclusion of the Company's own credit standing in their valuation. At January 1, 2008, the impact of adopting the guidance on assets and liabilities measured at estimated fair value was $13 million ($8 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of operations where it was presented in the respective statement of operations caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. The Company provided all of the material disclosures in Note 5.

     In February 2007, the FASB issued guidance related to the fair value option for financial assets and financial liabilities. This guidance permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     Effective April 1, 2009, the Company adopted new guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements. This adoption did not have any other material impact on the Company's consolidated financial statements.

     The following new pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

     - Effective September 30, 2008, the Company adopted new guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

     - Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     - Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

     - Effective December 31, 2009, the Company adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

     - Effective December 31, 2009, the Company adopted new guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2009, the Company adopted new guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

     Effective April 1, 2009, the Company adopted prospectively new guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the required disclosures in its consolidated financial statements.

     Effective December 31, 2008, the Company adopted new guidance relating to disclosures by public entities about transfers of financial assets and interests in VIEs. This guidance requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in VIEs. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest in the VIE or is its sponsor. The Company provided all of the material disclosures in its consolidated financial statements.

     Effective January 1, 2007, the Company adopted new guidance on income taxes. This guidance clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. It requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. As a result of the implementation, the Company recognized an $18 million increase in the liability for unrecognized tax benefits and a $16 million decrease in the interest liability for unrecognized tax benefits, as well as a $17 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits which are included in liabilities of subsidiaries held-for-sale. The corresponding reduction to the January 1, 2007 balance of retained earnings was $13 million, net of $11 million of noncontrolling interests.

     Effective January 1, 2007, the Company adopted new guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in guidance relating to accounting and reporting by insurance enterprises for long-duration contracts and for realized gains and losses from the sale of investments. As a result of the adoption of the new guidance, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed. The adoption of this guidance resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. Prior to the adoption, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption, DAC on such contracts is to be amortized over the rate reset period. The impact as of January 1, 2007 was a cumulative effect adjustment of $202 million, net of income tax of $116 million, which was recorded as a reduction to retained earnings.

     The following new pronouncement had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2008, the Company prospectively adopted new guidance on the sale of real estate when the agreement includes a buy-sell clause. This guidance addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity and concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In January 2010, the FASB issued new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3 (Accounting Standards Update ("ASU") 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements). In addition, this guidance provides clarification of existing disclosure requirements about (a) level of disaggregation and (b) inputs and valuation techniques. The update is effective for the first quarter of 2010. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In June 2009, the FASB issued additional guidance related to financial instrument transfers (ASU 2009-16, Transfers and Servicing (Topic 860):
Accounting for Transfers of Financial Assets) and evaluation of VIEs for consolidation (ASU 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities). The guidance is effective for the first quarter of 2010:

     - The financial instrument transfer guidance eliminates the concept of a "QSPE," eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also requires additional disclosures about transfers of financial assets, including securitized transactions, as well as a company's continuing involvement in transferred financial assets. The Company does not expect the adoption of the new guidance to have a material impact on the Company's consolidated financial statements.

     - The consolidation guidance relating to VIEs changes the determination of the primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. The guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements. Subsequently, this guidance was indefinitely deferred for an interest in an entity that has the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting purposes that are consistent with those followed by investment companies (ASU 2010-10, Consolidation (Topic 810): Amendments to Statement 167 for Certain Investment Funds). The Company does not expect the adoption of the new guidance to have a material impact on the Company's consolidated financial statements.

2.  ACQUISITIONS AND DISPOSITIONS

  2008 DISPOSITION

     In September 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). In connection with this transaction, General American Life Insurance Company ("GALIC") dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA at a value of $1,318 million. The net book value of RGA at the time of the dividend was $1,716 million. The loss recognized in connection with the dividend was $398 million. Metropolitan Life Insurance Company, through its investment in GALIC, retained 3,000,000 shares of RGA Class A common stock. These shares are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they have been classified within equity securities in the consolidated financial statements of the Company at a cost basis of $157 million which is equivalent to the net book value of the shares. The carrying value will be adjusted to fair value at each subsequent reporting date. The Company has agreed to dispose of the remaining shares of RGA within the next five years. In connection with the Company's agreement to dispose of the remaining shares, the Company also recognized, in its provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA.

     The impact of the disposition of the Company's investment in RGA is reflected in the Company's consolidated financial statements as discontinued operations.

  OTHER ACQUISITIONS AND DISPOSITIONS

     See Note 15 for information on the contribution from MetLife, Inc. in the form of intangible assets related to VOCRA from a 2008 acquisition by MetLife, Inc.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  2009 DISPOSITION THROUGH ASSUMPTION REINSURANCE

     On October 30, 2009, the Company completed the disposal, through assumption reinsurance, of substantially all of the insurance business of MetLife Canada, a wholly-owned indirect subsidiary, to a third-party. Pursuant to the assumption reinsurance agreement, the consideration paid by the Company was $259 million, comprised of cash of $14 million and fixed maturity securities, mortgage loans and other assets totaling $245 million. At the date of the assumption reinsurance agreement, the carrying value of insurance liabilities transferred was $267 million, resulting in a gain of $5 million, net of income tax. The gain was recognized in net investment gains (losses).

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below at December 31, 2009 include the noncredit loss component of OTTI loss:

                                                                  DECEMBER 31, 2009
                                                ----------------------------------------------------
                                                               GROSS UNREALIZED
                                                 COST OR   -----------------------  ESTIMATED
                                                AMORTIZED          TEMPORARY  OTTI     FAIR     % OF
                                                   COST     GAIN      LOSS    LOSS    VALUE    TOTAL
                                                ---------  ------  ---------  ----  ---------  -----
                                                                    (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.....................   $ 48,650  $2,179    $1,752   $  9   $ 49,068   33.9%
RMBS..........................................     31,810     899     1,303    421     30,985   21.4
Foreign corporate securities..................     24,367   1,469       836      3     24,997   17.3
U.S. Treasury, agency and government
  guaranteed securities (1)...................     16,399     681       678     --     16,402   11.3
CMBS..........................................     11,393     124       746     --     10,771    7.5
ABS...........................................      7,892     102       682    141      7,171    5.0
State and political subdivision securities....      2,827      53       146     --      2,734    1.9
Foreign government securities.................      2,101     467        47     --      2,521    1.7
                                                 --------  ------    ------   ----   --------  -----
  Total fixed maturity securities (2), (3)....   $145,439  $5,974    $6,190   $574   $144,649  100.0%
                                                 ========  ======    ======   ====   ========  =====
EQUITY SECURITIES:
Common stock..................................   $  1,076  $   58    $    4   $ --   $  1,130   53.4%
Non-redeemable preferred stock (2)............      1,115      54       183     --        986   46.6
                                                 --------  ------    ------   ----   --------  -----
  Total equity securities (4).................   $  2,191  $  112    $  187   $ --   $  2,116  100.0%
                                                 ========  ======    ======   ====   ========  =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                DECEMBER 31, 2008
                                                  --------------------------------------------
                                                                  GROSS
                                                   COST OR      UNREALIZED    ESTIMATED
                                                  AMORTIZED  ---------------     FAIR     % OF
                                                     COST     GAIN     LOSS     VALUE    TOTAL
                                                  ---------  ------  -------  ---------  -----
                                                                  (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.......................   $ 49,334  $  770  $ 6,352   $ 43,752   35.8%
RMBS............................................     25,659     539    3,145     23,053   18.9
Foreign corporate securities....................     23,898     435    4,109     20,224   16.5
U.S. Treasury, agency and government guaranteed
  securities (1)................................     12,884   3,052       --     15,936   13.0
CMBS............................................     11,502      11    2,436      9,077    7.4
ABS.............................................      8,490      14    2,193      6,311    5.2
Foreign government securities...................      2,436     464      125      2,775    2.3
State and political subdivision securities......      1,225      31      155      1,101    0.9
                                                   --------  ------  -------   --------  -----
  Total fixed maturity securities (2), (3)......   $135,428  $5,316  $18,515   $122,229  100.0%
                                                   ========  ======  =======   ========  =====
EQUITY SECURITIES:
Common stock....................................   $  1,358  $   29  $    96   $  1,291   56.2%
Non-redeemable preferred stock (2)..............      1,573       1      567      1,007   43.8
                                                   --------  ------  -------   --------  -----
  Total equity securities (4)...................   $  2,931  $   30  $   663   $  2,298  100.0%
                                                   ========  ======  =======   ========  =====



--------

   (1) The Company has classified within the U.S. Treasury, agency and government guaranteed securities caption certain corporate fixed maturity securities issued by U.S. financial institutions that were guaranteed by the Federal Deposit Insurance Corporation ("FDIC") pursuant to the FDIC's Temporary Liquidity Guarantee Program ("FDIC Program") of $51 million and $2 million at estimated fair value with unrealized gains (losses) of less than $1 million and less than ($1) million at December 31, 2009 and 2008, respectively.

   (2) At time of acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature, as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." The following table presents the perpetual hybrid securities held by the Company at:

                                                                                 DECEMBER 31,
                                                                            ---------------------
                                                                               2009        2008
                              CLASSIFICATION                                ---------   ---------
-------------------------------------------------------------------------   ESTIMATED   ESTIMATED
CONSOLIDATED BALANCE                                                           FAIR        FAIR
SHEETS                        SECTOR TABLE            PRIMARY ISSUERS         VALUE       VALUE
------------------------  --------------------   ------------------------   ---------   ---------
                                                                                (IN MILLIONS)
                          Non-redeemable         Non-U.S. financial
Equity securities         preferred stock        institutions                 $  699      $  885
                          Non-redeemable         U.S. financial
Equity securities         preferred stock        institutions                 $  191      $  122
Fixed maturity            Foreign corporate      Non-U.S. financial
  securities              securities             institutions                 $1,785      $1,426
Fixed maturity            U.S. corporate         U.S. financial
  securities              securities             institutions                 $   38      $    7


--------

   (3) The Company held $1,769 million and $1,495 million at estimated fair value of redeemable preferred stock which have stated maturity dates at December 31, 2009 and 2008, respectively. These securities, commonly

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       referred to as "capital securities", are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are included in the U.S. corporate securities sector within fixed maturity securities.

   (4) Equity securities primarily consist of investments in common and preferred stocks, including certain perpetual hybrid securities and mutual fund interests. Privately held equity securities represented $810 million and $891 million at estimated fair value at December 31, 2009 and 2008, respectively.

     The Company held foreign currency derivatives with notional amounts of $7.5 billion and $7.3 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2009 and 2008, respectively.

     The following table presents selected information about certain fixed maturity securities held by the Company at:

                                                                   DECEMBER 31,
                                                                 ----------------
                                                                   2009     2008
                                                                 -------   ------
                                                                   (IN MILLIONS)
Below-investment grade or non-rated fixed maturity securities
  (1):
  Estimated fair value.........................................  $13,438   $8,383
  Net unrealized loss..........................................  $ 1,804   $3,275
Non-income producing fixed maturity securities (1):
  Estimated fair value.........................................  $   120   $   59
  Net unrealized loss..........................................  $    12   $   17
Fixed maturity securities credit enhanced by financial
  guarantor insurers -- by sector -- at estimated fair value:
  U.S. corporate securities....................................  $ 1,278   $1,463
  ABS..........................................................      484      515
  State and political subdivision securities...................      430      426
  RMBS.........................................................       29       34
                                                                 -------   ------
     Total fixed maturity securities credit enhanced by
       financial guarantor insurers............................  $ 2,221   $2,438
                                                                 =======   ======
Ratings of the financial guarantor insurers providing the
  credit enhancement:
  Portion rated Aa/AA..........................................       14%      11%
                                                                 =======   ======
  Portion rated A..............................................       --%      --%
                                                                 =======   ======
  Portion rated Baa/BBB........................................       42%      74%
                                                                 =======   ======



--------

   (1) Based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners ("NAIC"), with the exception of non-agency RMBS held by the Company's insurance subsidiaries. Non-agency RMBS held by the Company's insurance subsidiaries at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government, certain U.S. government agencies and certain securities guaranteed by the U.S. government. The Company's holdings in U.S. Treasury, agency and government guaranteed fixed maturity securities at estimated fair value were $16.4 billion and $15.9 billion at December 31, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 1% of total investments. The tables below present the major industry types that comprise the corporate fixed maturity securities holdings, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2009                2008
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                  (IN MILLIONS)
Corporate fixed maturity securities -- by industry
  type:
  Foreign (1).....................................   $24,997     33.7%   $20,224     31.6%
  Industrial......................................    12,339     16.6     10,240     16.0
  Consumer........................................    11,456     15.5      9,120     14.3
  Utility.........................................    10,372     14.0      8,798     13.8
  Finance.........................................     8,658     11.7      9,660     15.1
  Communications..................................     4,273      5.8      3,810      5.9
  Other...........................................     1,970      2.7      2,124      3.3
                                                     -------    -----    -------    -----
     Total........................................   $74,065    100.0%   $63,976    100.0%
                                                     =======    =====    =======    =====



--------

   (1) Includes U.S. Dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity security investments.

                                                                  DECEMBER 31,
                                               -------------------------------------------------
                                                         2009                      2008
                                               -----------------------   -----------------------
                                               ESTIMATED                 ESTIMATED
                                                  FAIR      % OF TOTAL      FAIR      % OF TOTAL
                                                 VALUE     INVESTMENTS     VALUE     INVESTMENTS
                                               ---------   -----------   ---------   -----------
                                                                 (IN MILLIONS)
Concentrations within corporate fixed
  maturity securities:
  Largest exposure to a single issuer........    $  753        0.3%        $  992        0.5%
  Holdings in ten issuers with the largest
     exposures...............................    $5,363        2.5%        $6,185        3.0%

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated NAIC 1 at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2009                2008
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                (IN MILLIONS)
By security type:
  Collateralized mortgage obligations.............   $17,051     55.0%   $17,343     75.2%
  Pass-through securities.........................    13,934     45.0      5,710     24.8
                                                     -------    -----    -------    -----
     Total RMBS...................................   $30,985    100.0%   $23,053    100.0%
                                                     =======    =====    =======    =====
By risk profile:
  Agency..........................................   $23,415     75.6%   $15,268     66.2%
  Prime...........................................     4,613     14.9      5,443     23.6
  Alternative residential mortgage loans..........     2,957      9.5      2,342     10.2
                                                     -------    -----    -------    -----
     Total RMBS...................................   $30,985    100.0%   $23,053    100.0%
                                                     =======    =====    =======    =====
Portion rated Aaa/AAA (1).........................   $25,316     81.7%   $21,321     92.5%
                                                     =======    =====    =======    =====
Portion rated NAIC 1 (2)..........................   $27,305     88.1%   $22,037     95.6%
                                                     =======    =====    =======    =====



--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS held by the Company's insurance subsidiaries. Non-agency RMBS held by the Company's insurance subsidiaries at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit-worthy borrowers with high quality credit profiles. Alternative residential mortgage loans ("Alt-A") are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. Sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. During 2009, there were significant ratings downgrades from investment grade to below investment grade, for non-agency RMBS, both Alt-A and prime RMBS, contributing to the decrease in the percentage of RMBS with a Aaa/AAA rating to 81.7% at December 31, 2009 as compared to 92.5% at December 31, 2008, and a decrease in RMBS with a rating of NAIC 1 to 88.1% at December 31, 2009 as compared to 95.6% at December 31, 2008. These downgrades also contributed to the substantial decrease presented below in the Company's Alt-A securities holdings rated Aa/AA or better or rated NAIC 1 as compared to December 31, 2008.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's investment in Alt-A RMBS by vintage year (vintage year refers to the year of origination and not to the year of purchase) and certain other selected data:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2009                2008
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                (IN MILLIONS)
VINTAGE YEAR:
2004 & Prior......................................    $   79      2.7%    $  174      7.5%
2005..............................................       948     32.0        991     42.3
2006..............................................       619     20.9        623     26.6
2007..............................................       543     18.4        554     23.6
2008..............................................        --       --         --       --
2009..............................................       768     26.0         --       --
                                                      ------    -----     ------    -----
Total.............................................    $2,957    100.0%    $2,342    100.0%
                                                      ======    =====     ======    =====




                                                    AMOU-    % OF              % OF
                                                      NT     TOTAL   AMOUNT    TOTAL
                                                    -----   ------   ------   ------
                                                             (IN MILLIONS)
Net unrealized loss...............................   $821            $1,315
Rated Aa/AA or better (1).........................            35.0%             63.6%
Rated NAIC 1 (2)..................................            36.7%             67.5%
Fixed rate........................................            90.4%             88.0%
Hybrid ARM........................................             9.6              12.0
                                                             -----             -----
Total Alt-A RMBS..................................           100.0%            100.0%
                                                             =====             =====



--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS held by the Company's insurance subsidiaries. Non-agency RMBS held by the Company's insurance subsidiaries at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- CMBS. The Company's holdings in CMBS were $10.8 billion and $9.1 billion at estimated fair value at December 31, 2009 and 2008, respectively. The Company had no exposure to CMBS index securities and holdings of commercial real estate collateralized debt obligations securities had an estimated fair value of $39 million and $46 million at December 31, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the Company's holdings of CMBS by rating agency designations and by vintage year at:

                                                                  DECEMBER 31, 2009
                   ---------------------------------------------------------------------------------------------------------------
                            AAA                   AA                     A                    BAA           BELOW INVESTMENT GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                    COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR      ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                              (IN MILLIONS)
2003 & Prior.....    $4,421     $4,480      $331       $308       $132       $113       $ 22       $ 18       $ --          $ --
2004.............     1,633      1,645       108         91         70         43         20         15         58            45
2005.............     2,138      2,064       125         94         33         28         35         21         21            19
2006.............       705        656        97         84        332        284        149        106         96            37
2007.............       410        294         7          6        247        189        193        124         10             7
2008.............        --         --        --         --         --         --         --         --         --            --
2009.............        --         --        --         --         --         --         --         --         --            --
                     ------     ------      ----       ----       ----       ----       ----       ----       ----          ----
  Total..........    $9,307     $9,139      $668       $583       $814       $657       $419       $284       $185          $108
                     ======     ======      ====       ====       ====       ====       ====       ====       ====          ====
Ratings
  Distribution                    84.9%                 5.4%                  6.1%                  2.6%                     1.0%
                                ======                 ====                  ====                  ====                     ====

                     DECEMBER 31, 2009
                   --------------------
                           TOTAL
                   --------------------
                    COST OR   ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
2003 & Prior.....   $ 4,906    $ 4,919
2004.............     1,889      1,839
2005.............     2,352      2,226
2006.............     1,379      1,167
2007.............       867        620
2008.............        --         --
2009.............        --         --
                    -------    -------
  Total..........   $11,393    $10,771
                    =======    =======
Ratings
  Distribution                   100.0%
                               =======




                                                                  DECEMBER 31, 2008
                   ---------------------------------------------------------------------------------------------------------------
                            AAA                   AA                     A                    BAA           BELOW INVESTMENT GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                    COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR      ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                    (IN MILLIONS)
2003 & Prior.....   $ 3,940     $3,611      $367       $236       $151       $ 81       $ 13       $  4       $--           $ --
2004.............     1,891      1,602        52         18         79         27          8          5        43             36
2005.............     2,412      1,885       125         32         21          9          5          1        --             --
2006.............     1,309        960        85         31         25         14         72         28        --             --
2007.............       839        466        17          5         37         16         10          9        --             --
2008.............         1          1        --         --         --         --         --         --        --             --
2009.............        --         --        --         --         --         --         --         --        --             --
                    -------     ------      ----       ----       ----       ----       ----       ----       ---           ----
  Total..........   $10,392     $8,525      $646       $322       $313       $147       $108       $ 47       $43           $ 36
                    =======     ======      ====       ====       ====       ====       ====       ====       ===           ====
Ratings
  Distribution                    93.9%                 3.6%                  1.6%                  0.5%                     0.4%
                                ======                 ====                  ====                  ====                     ====

                     DECEMBER 31, 2008
                   --------------------
                           TOTAL
                   --------------------
                    COST OR   ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
                       (IN MILLIONS)
2003 & Prior.....   $ 4,471     $3,932
2004.............     2,073      1,688
2005.............     2,563      1,927
2006.............     1,491      1,033
2007.............       903        496
2008.............         1          1
2009.............        --         --
                    -------     ------
  Total..........   $11,502     $9,077
                    =======     ======
Ratings
  Distribution                   100.0%
                                ======



     Concentrations of Credit Risk (Fixed Maturity Securities) -- ABS. The Company's holdings in ABS were $7.2 billion and $6.3 billion at estimated fair value at December 31, 2009 and 2008, respectively. The Company's ABS are diversified both by sector and by issuer.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the types of and certain other information about ABS held by the Company at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2009                2008
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                (IN MILLIONS)
By collateral type:
  Credit card loans...............................    $3,706     51.7%    $2,944     46.6%
  Student loans...................................       882     12.3        744     11.8
  Automobile loans................................       619      8.6        683     10.8
  RMBS backed by sub-prime mortgage loans.........       710      9.9        711     11.3
  Other loans.....................................     1,254     17.5      1,229     19.5
                                                      ------    -----     ------    -----
       Total......................................    $7,171    100.0%    $6,311    100.0%
                                                      ======    =====     ======    =====
Portion rated Aaa/AAA (1).........................    $4,947     69.0%    $4,819     76.4%
                                                      ======    =====     ======    =====
Portion rated NAIC 1 (2)..........................    $6,155     85.8%    $5,600     88.7%
                                                      ======    =====     ======    =====
  RMBS backed by sub-prime mortgage
     loans -- portion credit enhanced by financial
     guarantor insurers...........................               45.3%               49.3%
  Of the 45.3% and 49.3% credit enhanced, the
     financial guarantor insurers were rated as
     follows:
     By financial guarantor insurers rated Aa/AA..                 19%                 21%
     By financial guarantor insurers rated A......                  9%                 --%
     By financial guarantor insurers rated
       Baa/BBB....................................                 --%                 34%


--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS backed by sub-prime mortgage loans held by the Company's insurance subsidiaries. Non-agency RMBS backed by sub-prime mortgage loans held by the Company's insurance subsidiaries at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the Company's holdings of ABS supported by sub-prime mortgage loans by rating agency designations and by vintage year at:

                                                                  DECEMBER 31, 2009
                   ---------------------------------------------------------------------------------------------------------------
                            AAA                   AA                     A                    BAA           BELOW INVESTMENT GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                    COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR      ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                    (IN MILLIONS)
2003 & Prior.....     $ 40      $  35       $ 55      $  47       $ 7        $  5       $ 5        $  4       $ 82         $  50
2004.............       57         40        120         98         9           5        16          10         19             9
2005.............       51         38        159        109        36          26        14           8        132            89
2006.............        2          2         62         22        --          --        23           5         97            69
2007.............       --         --         78         28        --          --        --          --         27            11
2008.............       --         --         --         --        --          --        --          --         --            --
2009.............       --         --         --         --        --          --        --          --         --            --
                      ----      -----       ----      -----       ---        ----       ---        ----       ----         -----
  Total..........     $150      $ 115       $474      $ 304       $52        $ 36       $58        $ 27       $357         $ 228
                      ====      =====       ====      =====       ===        ====       ===        ====       ====         =====
Ratings
  Distribution                   16.2%                 42.8%                  5.1%                  3.9%                    32.0%
                                =====                 =====                  ====                  ====                    =====

                     DECEMBER 31, 2009
                   --------------------
                           TOTAL
                   --------------------
                    COST OR   ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
                       (IN MILLIONS)
2003 & Prior.....    $  189     $  141
2004.............       221        162
2005.............       392        270
2006.............       184         98
2007.............       105         39
2008.............        --         --
2009.............        --         --
                     ------     ------
  Total..........    $1,091     $  710
                     ======     ======
Ratings
  Distribution                   100.0%
                                ======



     The rating distribution of the Company's ABS supported by sub-prime mortgage loans at December 31, 2009 using NAIC ratings are as follows: 61.7% NAIC 1, 4.8% NAIC 2, 17.3% NAIC 3, 8.0% NAIC 4, 8.2% NAIC 5 and 0% NAIC 6.

                                                                  DECEMBER 31, 2008
                   ---------------------------------------------------------------------------------------------------------------
                            AAA                   AA                     A                    BAA           BELOW INVESTMENT GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                    COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR   ESTIMATED   COST OR      ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                    (IN MILLIONS)
2003 & Prior.....     $ 64      $  53       $ 61      $  50       $15        $  9       $ 77      $  48       $ 8           $  4
2004.............       64         36         79         41         1          --         37         29         1             --
2005.............      281        176         98         60        10           4         39         17        --             --
2006.............      132         95         50         23        16          10         26          7        --             --
2007.............       --         --         78         34        28          13          1          1         2              1
2008.............       --         --         --         --        --          --         --         --        --             --
                      ----      -----       ----      -----       ---        ----       ----      -----       ---           ----
  Total..........     $541      $ 360       $366      $ 208       $70        $ 36       $180      $ 102       $11           $  5
                      ====      =====       ====      =====       ===        ====       ====      =====       ===           ====
Ratings
  Distribution                   50.6%                 29.2%                  5.1%                 14.3%                     0.8%
                                =====                 =====                  ====                 =====                     ====

                     DECEMBER 31, 2008
                   --------------------
                           TOTAL
                   --------------------
                    COST OR   ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
                       (IN MILLIONS)
2003 & Prior.....    $  225     $  164
2004.............       182        106
2005.............       428        257
2006.............       224        135
2007.............       109         49
2008.............        --         --
                     ------     ------
  Total..........    $1,168     $  711
                     ======     ======
Ratings
  Distribution                   100.0%
                                ======



     Concentrations of Credit Risk (Equity Securities). The Company is not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's stockholder's equity at December 31, 2009 and 2008.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                                DECEMBER 31,
                                               ---------------------------------------------
                                                        2009                    2008
                                               ---------------------   ---------------------
                                                           ESTIMATED               ESTIMATED
                                               AMORTIZED      FAIR     AMORTIZED      FAIR
                                                  COST       VALUE        COST       VALUE
                                               ---------   ---------   ---------   ---------
                                                               (IN MILLIONS)
Due in one year or less......................   $  3,927    $  3,987    $  3,491    $  3,500
Due after one year through five years........     22,001      22,733      21,495      19,741
Due after five years through ten years.......     25,114      25,974      27,411      24,402
Due after ten years..........................     43,302      43,028      37,380      36,145
                                                --------    --------    --------    --------
  Subtotal...................................     94,344      95,722      89,777      83,788
RMBS, CMBS and ABS...........................     51,095      48,927      45,651      38,441
                                                --------    --------    --------    --------
Total fixed maturity securities..............   $145,439    $144,649    $135,428    $122,229
                                                ========    ========    ========    ========



     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for- sale securities holdings in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in Note 1, effective April 1, 2009, the Company adopted new OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined. There was no change in the OTTI methodology for equity securities.

     With respect to fixed maturity securities, the Company considers, amongst other impairment criteria, whether it has the intent to sell a particular impaired fixed maturity security. The Company's intent to sell a particular impaired fixed maturity security considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. In certain circumstances, the Company may determine that it does not intend to sell a particular security but that it is more likely than not that it will be required to sell that security before recovery of the decline in estimated fair value below amortized cost. In such instances, the fixed maturity security will be deemed other-than-temporarily impaired in the period during which it was determined more likely than not that the security will be required to be sold and an OTTI loss will be recorded in earnings. If the Company does not have the intent to sell (i.e., has not made the decision to sell) and it does not believe that it is more likely than not that it will be required to sell the security before recovery of its amortized cost, an impairment assessment is made, as

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


described in Note 1. Prior to April 1, 2009, the Company's assessment of OTTI for fixed maturity securities was performed in the same manner as described below for equity securities.

     With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. Decisions to sell equity securities are based on current conditions in relation to the same broad portfolio management considerations in a manner consistent with that described above for fixed maturity securities.

     With respect to perpetual hybrid securities, some of which are classified as fixed maturity securities and some of which are classified as equity securities, within non-redeemable preferred stock, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows at:

                                                                YEARS ENDED DECEMBER 31,
                                                                ------------------------
                                                                 2009    2008      2007
                                                                -----  --------  -------
                                                                      (IN MILLIONS)
Fixed maturity securities that were temporarily impaired......  $(216) $(13,199) $ 3,885
Fixed maturity securities with noncredit OTTI losses in other
  comprehensive loss..........................................   (574)       --       --
                                                                -----  --------  -------
  Total fixed maturity securities.............................   (790)  (13,199)   3,885
Equity securities.............................................    (75)     (633)     251
Derivatives...................................................   (156)       14     (358)
Short-term investments........................................    (23)       --       --
Other.........................................................     52        56      (22)
                                                                -----  --------  -------
  Subtotal....................................................   (992)  (13,762)   3,756
                                                                -----  --------  -------
Amounts allocated from:
  Insurance liability loss recognition........................     --        (1)    (366)
  DAC and VOBA on which noncredit OTTI losses have been
     recognized...............................................     49        --       --
  DAC and VOBA................................................      6     2,000     (420)
     Policyholder dividend obligation.........................     --        --     (789)
                                                                -----  --------  -------
     Subtotal.................................................     55     1,999   (1,575)
Deferred income tax benefit (expense) on which noncredit OTTI
  losses have been recognized.................................    184        --       --
Deferred income tax benefit (expense).........................    142     4,062     (689)
                                                                -----  --------  -------
Net unrealized investment gains (losses)......................   (611)   (7,701)   1,492
Net unrealized investment gains (losses) attributable to
  noncontrolling interests....................................      5        --     (150)
                                                                -----  --------  -------
Net unrealized investment gains (losses) attributable to
  Metropolitan Life Insurance Company.........................  $(606) $ (7,701) $ 1,342
                                                                =====  ========  =======



     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive loss, as presented above, of $574 million includes $59 million related to the transition adjustment, $623 million ($566 million, net of DAC) of noncredit losses recognized in the year ended December 31, 2009, and $108 million of subsequent

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

increases in estimated fair value during the year ended December 31, 2009 on such securities for which a noncredit loss was previously recognized in accumulated other comprehensive loss.

     The changes in net unrealized investment gains (losses) are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                               2009     2008      2007
                                                             -------  --------  -------
                                                                    (IN MILLIONS)
Balance, beginning of period...............................  $(7,701) $  1,342  $ 1,696
Cumulative effect of change in accounting principle, net of
  income tax...............................................      (36)       --       --
Fixed maturity securities on which noncredit OTTI losses
  have been recognized.....................................     (515)       --       --
Unrealized investment gains (losses) during the year.......   13,344   (17,624)  (1,173)
Unrealized investment losses of subsidiary at the date of
  dividend of interests....................................       --       106       --
Unrealized investment gains (losses) relating to:
  Insurance liability gain (loss) recognition..............        1       365      440
  DAC and VOBA on which noncredit OTTI losses have been
     recognized............................................       45        --       --
  DAC and VOBA.............................................   (1,994)    2,438     (181)
  DAC and VOBA of subsidiary at date of dividend of
     interests.............................................       --       (18)      --
  Policyholder dividend obligation.........................       --       789      273
  Deferred income tax benefit (expense) on which noncredit
     OTTI losses have been recognized......................      165        --       --
  Deferred income tax benefit (expense)....................   (3,920)    4,797      279
  Deferred income tax benefit (expense) of subsidiary at
     date of dividend of interests.........................       --       (46)      --
                                                             -------  --------  -------
Net unrealized investment gains (losses)...................     (611)   (7,851)   1,334
Net unrealized investment gains (losses) attributable to
  noncontrolling interests.................................        5        --       --
Net unrealized investment gains (losses) attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests....................................       --       150        8
                                                             -------  --------  -------
Balance, end of period.....................................  $  (606) $ (7,701) $ 1,342
                                                             -------  --------  -------
Change in net unrealized investment gains (losses).........  $ 7,090  $ (9,193) $  (362)
Change in net unrealized investment gains (losses)
  attributable to noncontrolling interests.................        5        --       --
Change in net unrealized investment gains (losses)
  attributable to noncontrolling interests of subsidiary at
  date of dividend of interests............................       --       150        8
                                                             -------  --------  -------
Change in net unrealized investment gains (losses)
  attributable to Metropolitan Life Insurance Company......  $ 7,095  $ (9,043) $  (354)
                                                             =======  ========  =======



  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below at December 31, 2009 include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive loss are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                   DECEMBER 31, 2009
                                          -------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                           LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                          ---------------------  ---------------------  ---------------------
                                          ESTIMATED     GROSS    ESTIMATED     GROSS    ESTIMATED     GROSS
                                             FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                            VALUE       LOSS       VALUE       LOSS       VALUE       LOSS
                                          ---------  ----------  ---------  ----------  ---------  ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...............   $ 5,592     $  270     $11,119     $1,491     $16,711     $1,761
RMBS....................................     4,703         80       6,534      1,644      11,237      1,724
Foreign corporate securities............     2,442         77       5,047        762       7,489        839
U.S. Treasury, agency and government
  guaranteed securities.................     9,089        678          --         --       9,089        678
CMBS....................................     1,291         15       3,865        731       5,156        746
ABS.....................................       826         73       3,454        750       4,280        823
State and political subdivision
  securities............................     1,236         64         272         82       1,508        146
Foreign government securities...........       171          9         171         38         342         47
                                           -------     ------     -------     ------     -------     ------
  Total fixed maturity securities.......   $25,350     $1,266     $30,462     $5,498     $55,812     $6,764
                                           =======     ======     =======     ======     =======     ======
EQUITY SECURITIES:
Common stock............................   $    49     $    4     $     2     $   --     $    51     $    4
Non-redeemable preferred stock..........        46         29         628        154         674        183
                                           -------     ------     -------     ------     -------     ------
Total equity securities.................   $    95     $   33     $   630     $  154     $   725     $  187
                                           =======     ======     =======     ======     =======     ======
Total number of securities in an
  unrealized loss position..............     1,365                  2,073
                                           =======                =======




                                                                      DECEMBER 31, 2008
                                             -------------------------------------------------------------------
                                                                     EQUAL TO OR GREATER
                                              LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                             ---------------------  ---------------------  ---------------------
                                             ESTIMATED     GROSS    ESTIMATED     GROSS    ESTIMATED     GROSS
                                                FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                               VALUE       LOSS       VALUE       LOSS       VALUE       LOSS
                                             ---------  ----------  ---------  ----------  ---------  ----------
                                                          (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities.................    $20,927     $2,988     $11,002     $3,364     $31,929     $ 6,352
RMBS......................................      6,833      1,958       2,561      1,187       9,394       3,145
Foreign corporate securities..............     10,899      2,370       4,421      1,739      15,320       4,109
U.S. Treasury, agency and government
  guaranteed securities...................         34         --          --         --          34          --
CMBS......................................      6,828      1,250       2,112      1,186       8,940       2,436
ABS.......................................      3,708        717       2,418      1,476       6,126       2,193
State and political subdivision
  securities..............................        586        117         106         38         692         155
Foreign government securities.............        555         86         128         39         683         125
                                              -------     ------     -------     ------     -------     -------
  Total fixed maturity securities.........    $50,370     $9,486     $22,748     $9,029     $73,118     $18,515
                                              =======     ======     =======     ======     =======     =======
EQUITY SECURITIES.........................    $   505     $  199     $   694     $  464     $ 1,199     $   663
                                              =======     ======     =======     ======     =======     =======
Total number of securities in an
  unrealized loss position................      4,556                  2,038
                                              =======                =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive loss at December 31, 2009, gross unrealized loss as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                   DECEMBER 31, 2009
                                               --------------------------------------------------------
                                                COST OR AMORTIZED   GROSS UNREALIZED      NUMBER OF
                                                      COST                LOSS            SECURITIES
                                               ------------------  -----------------  -----------------
                                               LESS THAN   20% OR  LESS THAN  20% OR  LESS THAN  20% OR
                                                  20%       MORE      20%      MORE      20%      MORE
                                               ---------  -------  ---------  ------  ---------  ------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months.........................   $22,545   $ 1,574    $  657   $  414    1,057      115
Six months or greater but less than nine
  months.....................................     2,813       317       352       85       75       30
Nine months or greater but less than twelve
  months.....................................       713     1,161        67      356       37       55
Twelve months or greater.....................    25,337     8,116     1,972    2,861    1,417      486
                                                -------   -------    ------   ------
  Total......................................   $51,408   $11,168    $3,048   $3,716
                                                =======   =======    ======   ======
Percentage of cost or amortized cost.........                             6%      33%
                                                                     ======   ======
EQUITY SECURITIES:
Less than six months.........................   $    60   $    54    $    4   $   12      166        7
Six months or greater but less than nine
  months.....................................        --        --        --       --        3       --
Nine months or greater but less than twelve
  months.....................................         3        69        --       29        4        5
Twelve months or greater.....................       389       337        47       95       30       20
                                                -------   -------    ------   ------
  Total......................................   $   452   $   460    $   51   $  136
                                                =======   =======    ======   ======
Percentage of cost...........................                            11%      30%
                                                                     ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  DECEMBER 31, 2008
                                              ---------------------------------------------------------
                                               COST OR AMORTIZED   GROSS UNREALIZED       NUMBER OF
                                                     COST                LOSS             SECURITIES
                                              ------------------  ------------------  -----------------
                                              LESS THAN   20% OR  LESS THAN   20% OR  LESS THAN  20% OR
                                                 20%       MORE      20%       MORE      20%      MORE
                                              ---------  -------  ---------  -------  ---------  ------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months........................   $22,435   $31,160    $1,677   $11,043    1,894     1,902
Six months or greater but less than nine
  months....................................     9,681     1,325       941       676      656        97
Nine months or greater but less than twelve
  months....................................    10,482     2,119     1,185     1,165      507       122
Twelve months or greater....................    14,076       355     1,598       230      915        37
                                               -------   -------    ------   -------
  Total.....................................   $56,674   $34,959    $5,401   $13,114
                                               =======   =======    ======   =======
Percentage of cost or amortized cost........                            10%       38%
                                                                    ======   =======
EQUITY SECURITIES:
Less than six months........................   $   329   $   757    $   49   $   336      229       410
Six months or greater but less than nine
  months....................................        15       301         2       146        5        22
Nine months or greater but less than twelve
  months....................................         2       340        --       125        1        14
Twelve months or greater....................       118        --         5        --       11        --
                                               -------   -------    ------   -------
  Total.....................................   $   464   $ 1,398    $   56   $   607
                                               =======   =======    ======   =======
Percentage of cost..........................                            12%       43%
                                                                    ======   =======



     Equity securities with a gross unrealized loss of 20% or more for twelve months or greater increased from none at December 31, 2008 to $95 million at December 31, 2009. As shown in the section below "Evaluating Temporarily Impaired Available-for-Sale Securities", the $95 million of equity securities with a gross unrealized loss of 20% or more for twelve months or greater at December 31, 2009 were investment grade non-redeemable preferred stock, all of which were financial services industry investment grade non-redeemable preferred stock, of which 71% were rated A or better.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The Company's gross unrealized losses related to its fixed maturity and equity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive loss at December 31, 2009, of $7.0 billion and $19.2 billion, at December 31, 2009 and 2008, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2009   2008
                                                                     ----   ----
SECTOR:
  U.S. corporate securities........................................    25%    33%
  RMBS.............................................................    25     16
  ABS..............................................................    12     11
  Foreign corporate securities.....................................    12     21
  CMBS.............................................................    11     13
  U.S. Treasury, agency and government guaranteed securities.......    10     --
  State and political subdivision securities.......................     2      1
  Other............................................................     3      5
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  Mortgage-backed..................................................    36%    29%
  Finance..........................................................    23     24
  Asset-backed.....................................................    12     11
  U.S. Treasury, agency and government guaranteed securities.......    10     --
  Consumer.........................................................     4     12
  Utility..........................................................     4     10
  State and political subdivision securities.......................     2      1
  Communications...................................................     2      5
  Industrial.......................................................     1      4
  Other............................................................     6      4
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

     The following table presents the Company's fixed maturity and equity securities with a gross unrealized loss of greater than $10 million, the number of securities, total gross unrealized loss and percentage of total gross unrealized loss at:

                                                                     DECEMBER 31,
                                                  -------------------------------------------------
                                                            2009                      2008
                                                  -----------------------   -----------------------
                                                     FIXED                     FIXED
                                                   MATURITY      EQUITY      MATURITY      EQUITY
                                                  SECURITIES   SECURITIES   SECURITIES   SECURITIES
                                                  ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Number of securities............................       145           5           440          28
Total gross unrealized loss.....................    $2,796         $70        $8,558        $484
Percentage of total gross unrealized loss.......        41%         37%           46%         73%


     The fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million, decreased $6.2 billion during the year ended December 31, 2009. These securities were included in the Company's OTTI review process. Based upon the Company's current evaluation of these securities in accordance with its impairment policy, the cause of the decline in, or improvement in, gross unrealized losses for the year ended December 31, 2009 being primarily attributable to improving market conditions, including narrowing of credit spreads reflecting an improvement in liquidity, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities is given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     The following table presents certain information about the Company's equity securities available-for-sale with a gross unrealized loss of 20% or more at December 31, 2009:

                                                                   NON-REDEEMABLE PREFERRED STOCK
                                          --------------------------------------------------------------------------------
                                            ALL TYPES OF
                                                NON-
                                             REDEEMABLE
                                           PREFERRED STOCK                         INVESTMENT GRADE
                              ALL EQUITY  ----------------  --------------------------------------------------------------
                              SECURITIES             % OF          ALL INDUSTRIES           FINANCIAL SERVICES INDUSTRY
                              ----------   GROSS     ALL    ---------------------------  ---------------------------------
                                 GROSS    UNREAL-   EQUITY     GROSS        % OF ALL        GROSS                   % A
                              UNREALIZED    IZED   SECURI-  UNREALIZED   NON-REDEEMABLE  UNREALIZED   % OF ALL     RATED
                                 LOSS       LOSS     TIES      LOSS     PREFERRED STOCK     LOSS     INDUSTRIES  OR BETTER
                              ----------  -------  -------  ----------  ---------------  ----------  ----------  ---------
                                                                   (IN MILLIONS)
Less than six months........     $ 12       $ 12     100%      $  7            58%          $  7         100%        --%
Six months or greater but
  less than twelve months...       29         29     100%        29           100%            29         100%       100%
Twelve months or greater....       95         95     100%        95           100%            95         100%        71%
                                 ----       ----               ----                         ----
All equity securities with a
  gross unrealized loss of
  20% or more...............     $136       $136     100%      $131            96%          $131         100%        74%
                                 ====       ====               ====                         ====



     In connection with the equity securities impairment review process at December 31, 2009, the Company evaluated its holdings in non-redeemable preferred stock, particularly those of financial services companies. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

The Company also considered whether any non-redeemable preferred stock with an unrealized loss, regardless of credit rating, have deferred any dividend payments. No such dividend payments were deferred.

     With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of 20% or less in an extended unrealized loss position (i.e., 12 months or greater).

     Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional other-than-temporary impairments may be incurred in upcoming periods.

  NET INVESTMENT GAINS (LOSSES)

     As described more fully in Note 1, effective April 1, 2009, the Company adopted new guidance on the recognition and presentation of OTTI that amends the methodology to determine for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how OTTI losses that are charged to earnings are measured. There was no change in the methodology for identification and measurement of OTTI losses charged to earnings for impaired equity securities.

     The components of net investment gains (losses) are as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------
                                                             2009      2008     2007
                                                           -------   -------   -----
                                                                 (IN MILLIONS)
Total losses on fixed maturity securities:
  Total OTTI losses recognized...........................  $(1,521)  $  (787)  $ (38)
  Less: Noncredit portion of OTTI losses transferred to
     and recognized in other comprehensive loss..........      623        --      --
                                                           -------   -------   -----
  Net OTTI losses on fixed maturity securities recognized
     in earnings.........................................     (898)     (787)    (38)
  Fixed maturity securities -- net gains (losses) on
     sales and disposals.................................       (7)     (275)   (246)
                                                           -------   -------   -----
     Total losses on fixed maturity securities...........     (905)   (1,062)   (284)
                                                           -------   -------   -----
Other net investment gains (losses):
  Equity securities......................................     (255)      (90)    133
  Mortgage loans.........................................     (373)      (88)      4
  Real estate and real estate joint ventures.............     (100)      (18)     45
  Other limited partnership interests....................     (284)     (131)     35
  Freestanding derivatives...............................   (2,842)    3,257    (526)
  Embedded derivatives...................................   (1,586)    1,744      15
  Other..................................................      250      (140)    291
                                                           -------   -------   -----
     Total net investment gains (losses).................  $(6,095)  $ 3,472   $(287)
                                                           =======   =======   =====



     See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to internal asset transfers included in the table above. See also Note 9 for discussion of affiliated net investment gains (losses) included in embedded derivatives in the table above.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as follows:

                                FIXED MATURITY SECURITIES        EQUITY SECURITIES                   TOTAL
                               ---------------------------    -----------------------    -----------------------------
                                                               YEARS ENDED DECEMBER 31,
                               ---------------------------------------------------------------------------------------
                                 2009      2008      2007      2009     2008     2007      2009       2008       2007
                               -------   -------   -------    -----    ------    ----    -------    -------    -------
                                                               (IN MILLIONS)
Proceeds.....................  $24,900   $42,785   $52,377    $ 658    $1,888    $760    $25,558    $44,673    $53,137
                               =======   =======   =======    =====    ======    ====    =======    =======    =======
Gross investment gains.......  $   685   $   631   $   343    $ 118    $  412    $176    $   803    $ 1,043    $   519
                               -------   -------   -------    -----    ------    ----    -------    -------    -------
Gross investment losses......     (692)     (906)     (589)     (90)     (223)    (27)      (782)    (1,129)      (616)
                               -------   -------   -------    -----    ------    ----    -------    -------    -------
Total OTTI losses recognized
  in earnings:
  Credit-related.............     (632)     (668)      (38)      --        --      --       (632)      (668)       (38)
  Other(1)...................     (266)     (119)       --     (283)     (279)    (16)      (549)      (398)       (16)
                               -------   -------   -------    -----    ------    ----    -------    -------    -------
  Total OTTI losses
     recognized in earnings..     (898)     (787)      (38)    (283)     (279)    (16)    (1,181)    (1,066)       (54)
                               -------   -------   -------    -----    ------    ----    -------    -------    -------
Net investment gains
  (losses)...................  $  (905)  $(1,062)  $  (284)   $(255)   $  (90)   $133    $(1,160)   $(1,152)   $  (151)
                               =======   =======   =======    =====    ======    ====    =======    =======    =======



--------

   (1) Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in estimated fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions, or the Company's need to shift the portfolio to maintain its portfolio management objectives. Investment gains and losses on sales of securities are determined on a specific identification basis.

     Fixed maturity security OTTI losses recognized in earnings relate to the following sectors and industries:

                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                              2009     2008     2007
                                                              ----     ----     ----
                                                                   (IN MILLIONS)
U.S. and foreign corporate securities:
  Finance...................................................  $284     $361      $10
  Communications............................................   130      109       --
  Consumer..................................................   127       71       --
  Utility...................................................    81        5        1
  Industrial................................................     9       26       14
  Other.....................................................    27      144        4
                                                              ----     ----      ---
     Total U.S. and foreign corporate securities............   658      716       29
  RMBS......................................................   127       --       --
  ABS.......................................................    95       61        9
  CMBS......................................................    18       --       --
  Foreign government securities.............................    --       10       --
                                                              ----     ----      ---
     Total..................................................  $898     $787      $38
                                                              ====     ====      ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity security OTTI losses recognized in earnings relate to the following sectors and industries:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Sector:
  Non-redeemable preferred stock..........................  $228      $197       $ 1
  Common stock............................................    55        82        15
                                                            ----      ----       ---
  Total...................................................  $283      $279       $16
                                                            ====      ====       ===
Industry:
  Financial services industry:
     Perpetual hybrid securities..........................  $228      $ 38       $--
     Common and remaining non-redeemable preferred stock..    25       180        --
                                                            ----      ----       ---
       Total financial services industry..................   253       218        --
Other.....................................................    30        61        16
                                                            ----      ----       ---
  Total...................................................  $283      $279       $16
                                                            ====      ====       ===



  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE LOSS

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at December 31, 2009 for which a portion of the OTTI loss was recognized in other comprehensive loss:

                                                            YEAR ENDED DECEMBER 31, 2009
                                                            ----------------------------
                                                                    (IN MILLIONS)
Balance, beginning of period..............................              $ --
Credit loss component of OTTI loss not reclassified to
  other comprehensive loss in the cumulative effect
  transition adjustment...................................               110
Additions:
  Initial impairments -- credit loss OTTI recognized on
     securities not previously impaired...................               188
  Additional impairments -- credit loss OTTI recognized on
     securities previously impaired.......................                36
Reductions:
  Due to sales (or maturities, pay downs or prepayments)
     during the period of securities previously credit
     loss OTTI impaired...................................               (30)
  Due to increases in cash flows -- accretion of previous
     credit loss OTTI.....................................                (1)
                                                                        ----
Balance, end of period....................................              $303
                                                                        ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                         ---------------------------
                                                           2009      2008      2007
                                                         -------   -------   -------
                                                                (IN MILLIONS)
Fixed maturity securities..............................  $ 7,799   $ 8,830   $ 9,671
Equity securities......................................      126       174       169
Trading securities.....................................      116       (21)        6
Mortgage loans.........................................    2,236     2,387     2,376
Policy loans...........................................      504       475       460
Real estate and real estate joint ventures.............     (136)      501       806
Other limited partnership interests....................      147       (92)    1,141
Cash, cash equivalents and short-term investments......       27       134       144
International joint ventures...........................        7        (1)       (6)
Other..................................................      104       202       182
                                                         -------   -------   -------
  Total investment income..............................   10,930    12,589    14,949
Less: Investment expenses..............................      740     1,473     2,373
                                                         -------   -------   -------
  Net investment income................................  $10,190   $11,116   $12,576
                                                         =======   =======   =======



     Affiliated investment income included in the table above was $44 million, $29 million and $21 million related to fixed maturity securities for the years ended December 31, 2009, 2008 and 2007, respectively. Affiliated investment income related to short-term investments was less than $1 million, $2 million and $2 million for the years ended December 31, 2009, 2008 and 2007, respectively. The Company provides investment administrative services to certain affiliates. Administrative service costs charged to these affiliates, which reduced investment expenses in the table above, were $87 million, $67 million and $66 million for the years ended December 31, 2009, 2008 and 2007, respectively. See "-- Related Party Investment Transactions" for discussion of additional affiliated net investment income related to short-term investments included in the table above.

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily brokerage firms and commercial banks. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. Securities loaned under such transactions may be sold or repledged by the transferee. The Company is liable to return to its counterparties the cash collateral under its control, the amounts of which by aging category are presented below.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Elements of the securities lending programs are presented below at:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2009      2008
                                                                -------   -------
                                                                  (IN MILLIONS)
Securities on loan:
  Cost or amortized cost......................................  $13,468   $13,389
  Estimated fair value........................................  $13,523   $14,732
Aging of cash collateral liability:
  Open (1)....................................................  $ 1,611   $ 3,515
  Less than thirty days.......................................    9,810     9,352
  Thirty days or greater but less than sixty days.............    1,684     2,218
  Sixty days or greater but less than ninety days.............       41        --
  Ninety days or greater......................................      734        --
                                                                -------   -------
  Total cash collateral liability.............................  $13,880   $15,085
                                                                =======   =======
Security collateral on deposit from counterparties............  $     6   $    95
                                                                =======   =======
Reinvestment portfolio -- estimated fair value................  $13,373   $13,075
                                                                =======   =======



--------

   (1) Open -- meaning that the related loaned security could be returned to the Company on the next business day requiring the Company to immediately return the cash collateral.

     The estimated fair value of the securities related to the cash collateral on open at December 31, 2009 has been reduced to $1,558 million from $3,416 million at December 31, 2008. Of the $1,558 million of estimated fair value of the securities related to the cash collateral on open at December 31, 2009, $1,430 million were U.S. Treasury, agency and government guaranteed securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan, related to the cash collateral aged less than thirty days to ninety days or greater, was primarily U.S. Treasury, agency and government guaranteed securities, and very liquid RMBS. The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including RMBS, ABS, U.S. corporate and foreign corporate securities).

     Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INVESTED ASSETS ON DEPOSIT, HELD IN TRUST AND PLEDGED AS COLLATERAL

     The invested assets on deposit, invested assets held in trust and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents, fixed maturity and equity securities and at carrying value for mortgage loans.

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2009      2008
                                                                -------   -------
                                                                  (IN MILLIONS)
Invested assets on deposit:
  Regulatory agencies (1).....................................  $ 1,296   $ 1,187
Invested assets held in trust:
  Reinsurance arrangements (2)................................       --        45
Invested assets pledged as collateral:
  Funding agreements -- FHLB of NY (3)........................   15,084    17,830
  Funding agreements -- Farmer MAC (4)........................    2,871     2,875
  Derivative transactions (5).................................      290       297
  Short sale agreements (6)...................................      496       346
                                                                -------   -------
     Total invested assets on deposit, held in trust and
       pledged as collateral..................................  $20,037   $22,580
                                                                =======   =======



--------

   (1) The Company had investment assets on deposit with regulatory agencies consisting primarily of fixed maturity and equity securities.

   (2) The Company has pledged certain investments, primarily fixed maturity securities, in connection with certain reinsurance transactions.

   (3) The Company has pledged fixed maturity securities in support of its funding agreements with the Federal Home Loan Bank of New York ("FHLB of NY"). The nature of the Federal Home Loan Bank arrangements is described in Note 8.

   (4) The Company has pledged certain agricultural real estate mortgage loans in connection with funding agreements issued to certain SPEs that have issued securities guaranteed by the Federal Agricultural Mortgage Corporation ("Farmer MAC"). The nature of the Farmer MAC arrangements is described in Note 8.

   (5) Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 4.

   (6) Certain of the Company's trading securities and cash and cash equivalents are pledged to secure liabilities associated with short sale agreements in the trading securities portfolio as described in the following section.

     See also the immediately preceding section "Securities Lending" for the amount of the Company's cash and invested assets received from and due back to counterparties pursuant to the securities lending program.

  TRADING SECURITIES

     The Company has a trading securities portfolio to support investment strategies that involve the active and frequent purchase and sale of securities, the execution of short sale agreements and asset and liability matching strategies for certain insurance products.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The table below presents certain information about the Company's trading securities portfolio:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2009   2008
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Trading securities -- at estimated fair value.....................  $471   $277
Short sale agreement liabilities -- at estimated fair value
  (included in other liabilities).................................  $106   $ 57
Investments pledged to secure short sale agreement liabilities....  $496   $346



                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                              2009     2008     2007
                                                              ----     ----     ----
                                                                   (IN MILLIONS)
Net investment income (1)...................................  $116     $(21)     $ 6
Changes in estimated fair value included in net investment
  income....................................................  $ 31     $(17)     $(4)


--------

   (1) Includes interest and dividends earned on trading securities, in addition to the net realized gains (losses) and changes in estimated fair value subsequent to purchase, recognized on the trading securities and the related short sale agreement liabilities.

  MORTGAGE LOANS

     Mortgage loans, net of valuation allowances, are categorized as follows:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2009               2008
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                (IN MILLIONS)
Mortgage loans held-for-investment:
  Commercial mortgage loans........................   $29,934    73.7%   $31,308    74.4%
  Agricultural mortgage loans......................    10,685    26.3     10,768    25.6
  Residential and consumer loans...................         1      --         10      --
                                                      -------   -----    -------   -----
     Total mortgage loans held-for-investment......    40,620   100.0%    42,086   100.0%
                                                      -------   -----    -------   -----
Mortgage loans held-for-sale:
  Commercial -- lower of amortized cost or
     estimated fair value..........................        --      --         19      --
                                                      -------   -----    -------   -----
     Total mortgage loans held-for-sale............        --      --         19      --
                                                      -------   -----    -------   -----
Total mortgage loans, net..........................   $40,620   100.0%   $42,105   100.0%
                                                      =======   =====    =======   =====



     Mortgage Loans by Geographic Region and Property Type -- The Company diversifies its mortgage loans by both geographic region and property type to reduce risk of concentration. Mortgage loans are collateralized by properties primarily located in the United States. The carrying value of the Company's mortgage loans located in California, Texas and New York were 21%, 7% and 7% at December 31, 2009, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate. Commercial mortgage loans at December 31, 2009 and 2008 were $30,426 million and $31,492 million, respectively, or 74% and 74%, respectively, of total mortgage loans prior to valuation allowances. Net of valuation allowances

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

commercial mortgage loans were $29,934 million and $31,308 million at December 31, 2009 and 2008, respectively, and there was diversity across geographic regions and property types as shown below at:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2009               2008
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                (IN MILLIONS)
REGION
Pacific............................................   $ 7,378    24.6%   $ 7,586    24.3%
South Atlantic.....................................     6,311    21.1      6,984    22.3
Middle Atlantic....................................     5,053    16.9      5,173    16.5
International......................................     3,395    11.3      3,247    10.4
West South Central.................................     2,581     8.6      2,739     8.7
East North Central.................................     2,263     7.6      2,381     7.6
New England........................................     1,001     3.3      1,095     3.5
Mountain...........................................       825     2.8        920     2.9
West North Central.................................       598     2.0        664     2.1
East South Central.................................       326     1.1        313     1.0
Other..............................................       203     0.7        206     0.7
                                                      -------   -----    -------   -----
  Total............................................   $29,934   100.0%   $31,308   100.0%
                                                      =======   =====    =======   =====
PROPERTY TYPE
Office.............................................   $13,104    43.8%   $13,532    43.2%
Retail.............................................     6,768    22.6      7,011    22.4
Apartments.........................................     3,015    10.1      3,305    10.6
Industrial.........................................     2,512     8.4      2,644     8.4
Hotel..............................................     2,441     8.1      2,530     8.1
Other..............................................     2,094     7.0      2,286     7.3
                                                      -------   -----    -------   -----
  Total............................................   $29,934   100.0%   $31,308   100.0%
                                                      =======   =====    =======   =====



     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgage loans were $368 million and $372 million at December 31, 2009 and 2008, respectively.

     Information regarding valuation allowances on mortgage loans held-for-investment is as follows:

                                                                  YEARS ENDED
                                                                  DECEMBER 31,
                                                              -------------------
                                                              2009    2008   2007
                                                              ----   -----   ----
                                                                 (IN MILLIONS)
Balance, January 1,.........................................  $244   $ 181   $160
Additions...................................................   394     174     70
Deductions..................................................   (44)   (111)   (49)
                                                              ----   -----   ----
Balance, December 31,.......................................  $594   $ 244   $181
                                                              ====   =====   ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Impaired mortgage loans held-for-investment consisted of the following:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2009   2008
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Impaired loans with valuation allowances..........................  $249   $232
Impaired loans without valuation allowances.......................    89     15
                                                                    ----   ----
  Subtotal........................................................   338    247
Less: Valuation allowances on impaired loans......................    86     45
                                                                    ----   ----
  Impaired loans, net.............................................  $252   $202
                                                                    ====   ====



     Information about impaired loans, restructured loans, loans 90 days or more past due and loans in foreclosure is as follows:

                                                                AS OF AND FOR THE
                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Impaired loans -- average investment during the period....  $288      $315      $399
Impaired loans -- interest income recognized -- accrual
  basis...................................................  $  1      $ 10      $ 35
Impaired loans -- interest income recognized -- cash
  basis...................................................  $  5      $ 11      $ 18
Restructured loans -- amount..............................  $ 27      $  1      $  2
Restructured loans -- interest income recognized..........  $ --      $  1      $  1
Loans 90 days or more past due, interest still
  accruing -- amortized cost..............................  $  1      $  2      $  1
Loans 90 days or more past due, interest no longer
  accruing -- amortized cost..............................  $ 48      $ 10      $ 18
Loans in foreclosure -- amortized cost....................  $ 71      $ 23      $  6


  REAL ESTATE HOLDINGS

     Real estate holdings by type consisted of the following:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2009               2008
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                (IN MILLIONS)
Real estate........................................   $ 4,628    81.0%   $ 4,562    72.9%
Accumulated depreciation...........................    (1,379)  (24.1)    (1,316)  (21.0)
                                                      -------   -----    -------   -----
  Net real estate..................................     3,249    56.9      3,246    51.9
Real estate joint ventures and funds...............     2,297    40.2      2,959    47.3
Foreclosed real estate.............................       121     2.1         --      --
                                                      -------   -----    -------   -----
  Real estate held-for-investment..................     5,667    99.2      6,205    99.2
Real estate held-for-sale..........................        44     0.8         51     0.8
                                                      -------   -----    -------   -----
  Total real estate holdings.......................   $ 5,711   100.0%   $ 6,256   100.0%
                                                      =======   =====    =======   =====



     Related depreciation expense on real estate was $120 million, $120 million and $112 million for the years ended December 31, 2009, 2008 and 2007, respectively. These amounts include $1 million, $1 million and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

$3 million of depreciation expense related to discontinued operations for the years ended December 31, 2009, 2008 and 2007, respectively.

     There were no impairments recognized on real estate held-for-sale for the years ended December 31, 2009, 2008 and 2007. Impairments of real estate and real estate joint ventures held-for-investment were $96 million and $20 million for the years ended December 31, 2009 and 2008, respectively. There were no impairments of real estate and real estate joint ventures held-for-investment for the year ended December 31, 2007. The carrying value of non-income producing real estate was $72 million and $27 million at December 31, 2009 and 2008, respectively.

     The Company diversifies its real estate holdings by both geographic region and property type to reduce risk of concentration. The Company's real estate holdings are primarily located in the United States, and at December 31, 2009, 21%, 14%, 11% and 11% were located in California, Florida, Texas and New York, respectively.

     Real estate holdings were categorized as follows:

                                                                   DECEMBER 31,
                                                       -----------------------------------
                                                             2009               2008
                                                       ----------------   ----------------
                                                       CARRYING    % OF   CARRYING    % OF
                                                         VALUE    TOTAL     VALUE    TOTAL
                                                       --------   -----   --------   -----
                                                                    (IN MILLIONS)
Office...............................................   $2,770      49%    $2,602      42%
Apartments...........................................    1,366      24      1,495      24
Retail...............................................      443       8        453       7
Industrial...........................................      411       7        483       8
Real estate investment funds.........................      405       7        936      15
Hotel................................................      190       3        170       3
Agriculture..........................................       46       1          9      --
Land.................................................       22      --         62       1
Other................................................       58       1         46      --
                                                        ------     ---     ------     ---
  Total real estate holdings.........................   $5,711     100%    $6,256     100%
                                                        ======     ===     ======     ===



  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.2 billion and $4.7 billion at December 31, 2009 and 2008, respectively. Included within other limited partnership interests were $617 million and $943 million at December 31, 2009 and 2008, respectively, of investments in hedge funds. Impairments of other limited partnership interests, principally cost method other limited partnership interests, were $288 million, $99 million and $3 million for the years ended December 31, 2009, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets by type at:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2009               2008
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                  (IN MILLIONS)
Freestanding derivatives with positive fair
  values...........................................   $2,415     35.5%   $6,646     67.0%
Leveraged leases, net of non-recourse debt.........    1,763     25.9     1,704     17.2
Loans to affiliates................................    1,628     23.9       795      8.0
Tax credit partnerships............................      683     10.0       476      4.8
Funds withheld.....................................       38      0.6        44      0.5
Joint venture investment...........................       36      0.5        31      0.3
Other..............................................      248      3.6       220      2.2
                                                      ------    -----    ------    -----
Total..............................................   $6,811    100.0%   $9,916    100.0%
                                                      ======    =====    ======    =====



     See Note 4 for information regarding the freestanding derivatives with positive estimated fair values. See the following section for the composition of leveraged leases. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits, and are accounted for under the equity method or under the effective yield method. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The joint venture investment is accounted for on the equity method and represents the Company's investment in insurance underwriting joint ventures in China.

  LEVERAGED LEASES

     Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                                   DECEMBER 31,
                                                                 ----------------
                                                                   2009     2008
                                                                 -------   ------
                                                                   (IN MILLIONS)
Rental receivables, net........................................  $ 1,690   $1,478
Estimated residual values......................................    1,225    1,217
                                                                 -------   ------
  Subtotal.....................................................    2,915    2,695
Unearned income................................................   (1,152)    (991)
                                                                 -------   ------
  Investment in leveraged leases...............................  $ 1,763   $1,704
                                                                 =======   ======



     The Company's deferred income tax liability related to leveraged leases was $1,064 million and $962 million at December 31, 2009 and 2008, respectively. The rental receivables set forth above are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 30 years.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net income from investment in leveraged leases are as follows:

                                                                 YEARS ENDED
                                                                DECEMBER 31,
                                                             ------------------
                                                             2009   2008   2007
                                                             ----   ----   ----
                                                                (IN MILLIONS)
Income from investment in leveraged leases (included in net
  investment income).......................................  $ 92   $ 95   $ 48
Less: Income tax expense on leveraged leases...............   (32)   (33)   (17)
                                                             - --   - --   - --
Net income from investment in leveraged leases.............  $ 60   $ 62   $ 31
                                                             = ==   = ==   = ==



  VARIABLE INTEREST ENTITIES

     The Company invests in certain entities that are VIEs, as a passive investor holding a limited partnership interest, or as a sponsor or debt holder. The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated in the Company's financial statements at December 31, 2009 and 2008. Generally, creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                                     DECEMBER 31,
                                                     -------------------------------------------
                                                             2009                   2008
                                                     --------------------   --------------------
                                                      TOTAL      TOTAL       TOTAL      TOTAL
                                                     ASSETS   LIABILITIES   ASSETS   LIABILITIES
                                                     ------   -----------   ------   -----------
                                                                  (IN MILLIONS)
Other limited partnership interests................   $367        $72         $20        $ 3
Other invested assets..............................     27          1          10          3
Real estate joint ventures.........................     22         17          26         15
                                                      ----        ---         ---        ---
Total..............................................   $416        $90         $56        $21
                                                      ====        ===         ===        ===



     The Company invests in certain entities that are VIEs, as a passive investor holding a limited partnership interest, or as a sponsor or debt holder. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at December 31, 2009 and 2008:

                                                                   DECEMBER 31,
                                                 -----------------------------------------------
                                                          2009                     2008
                                                 ----------------------   ----------------------
                                                              MAXIMUM                  MAXIMUM
                                                 CARRYING     EXPOSURE    CARRYING     EXPOSURE
                                                  AMOUNT    TO LOSS (1)    AMOUNT    TO LOSS (1)
                                                 --------   -----------   --------   -----------
                                                                 (IN MILLIONS)
Other limited partnership interests............   $1,908       $2,170      $2,538       $2,965
Fixed maturity securities available-for-sale:
  U.S. corporate securities....................      809          809         251          251
  Foreign corporate securities.................      733          733         362          362
Other invested assets..........................      394          387         310          108
                                                  ------       ------      ------       ------
Total..........................................   $3,844       $4,099      $3,461       $3,686
                                                  ======       ======      ======       ======



--------

   (1) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. Such a

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of tax credits which are guaranteed by a creditworthy third-party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties of $226 million and $271 million at December 31, 2009 and 2008, respectively.

     As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2009, 2008 and 2007.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2009 and 2008, the Company held $717 million and $229 million, respectively, in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from this investment was $1 million, $4 million and $12 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     The MetLife Intermediate Income Pool (the "MIIP") is a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and is managed and consolidated by the Company. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool and is included in the Company's noncontrolling interests in the consolidated balance sheets. The affiliated companies' ownership interests in the pooled investments held by the MIIP were $118 million and $29 million at December 31, 2009 and 2008, respectively. Net investment income allocated to affiliates from the MIIP was $1 million, $3 million and $7 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     During the year ended December 31, 2009, the Company loaned $1.0 billion to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate, which was included in other invested assets. The loans are due as follows: $500 million on June 30, 2014, $250 million on September 30, 2012 and $250 million on September 30, 2016, and these amounts bear interest, payable semi-annually, at 6.44%, 5.33% and 7.44%, respectively. Both principal and interest payments have been guaranteed by MetLife, Inc.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates, which are as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2009    2008   2007
                                                              ------   ----   ----
                                                                  (IN MILLIONS)
Estimated fair value of invested assets transferred to
  affiliates................................................  $   --   $230   $142
Amortized cost of invested assets transferred to
  affiliates................................................  $   --   $220   $145
Net investment gains (losses) recognized on transfers of
  invested assets...........................................  $   --   $ 10   $ (3)
Estimated fair value of invested assets transferred from
  affiliates................................................  $1,019   $ 57   $778


4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

See Note 5 for information about the fair value hierarchy for derivatives.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS AND NON-DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives held at:

                                                                             DECEMBER 31,
                                                     ------------------------------------------------------------
                                                                  2009                           2008
                                                     -----------------------------  -----------------------------
                                                                    ESTIMATED                      ESTIMATED
                                                                  FAIR VALUE (1)                 FAIR VALUE (1)
PRIMARY UNDERLYING                                   NOTIONAL  -------------------  NOTIONAL  -------------------
RISK EXPOSURE               INSTRUMENT TYPE           AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------  -------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                             (IN MILLIONS)
Interest rate       Interest rate swaps............   $18,630  $  804     $  696    $ 20,043  $3,188     $1,090
                    Interest rate floors...........    12,115     339          2      32,855   1,082         --
                    Interest rate caps.............    23,406     255         --      21,130      10         --
                    Interest rate futures..........     1,186      --          5       3,628       2         58
                    Interest rate options..........     3,750     114         57       2,365     939         35
                    Synthetic GICs.................     4,352      --         --       4,260      --         --
Foreign currency    Foreign currency swaps.........    12,706     821      1,058      14,180   1,245      1,066
                    Foreign currency forwards......     1,466      16          5       1,467      47         21
                    Non-derivative hedging
                    instruments (2)................        --      --         --         351      --        323
Credit              Swap spreadlocks...............        --      --         --       2,087      --         90
                    Credit default swaps...........     5,656      61         99       4,466     133         60
                    Credit forwards................       130       2          2          --      --         --
Equity market       Equity futures.................        --      --         --           2      --         --
                    Equity options.................        85       3         --          --      --         --
                    Total rate of return swaps.....       250      --         47         250      --        101
                                                      -------  ------     ------    --------  ------     ------
                      Total........................   $83,732  $2,415     $1,971    $107,084  $6,646     $2,844
                                                      =======  ======     ======    ========  ======     ======



--------

   (1) The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

   (2) The estimated fair value of non-derivative hedging instruments represents the amortized cost of the instruments, as adjusted for foreign currency transaction gains or losses. Non-derivative hedging instruments are reported within policyholder account balances in the consolidated balance sheets.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2009:

                                                               REMAINING LIFE
                                   ---------------------------------------------------------------------
                                                 AFTER ONE YEAR   AFTER FIVE YEARS
                                   ONE YEAR OR    THROUGH FIVE       THROUGH TEN     AFTER TEN
                                       LESS           YEARS             YEARS          YEARS      TOTAL
                                   -----------   --------------   ----------------   ---------   -------
                                                               (IN MILLIONS)
Interest rate swaps..............    $ 2,066         $ 5,155           $ 6,457         $4,952    $18,630
Interest rate floors.............        325           1,740            10,050             --     12,115
Interest rate caps...............      4,000          16,050             3,356             --     23,406
Interest rate futures............      1,186              --                --             --      1,186
Interest rate options............         --              --             3,750             --      3,750
Synthetic GICs...................      4,352              --                --             --      4,352
Foreign currency swaps...........        735           6,340             4,180          1,451     12,706
Foreign currency forwards........      1,466              --                --             --      1,466
Credit default swaps.............        105           4,894               657             --      5,656
Credit forwards..................        110              20                --             --        130
Equity options...................         85              --                --             --         85
Total rate of return swaps.......        250              --                --             --        250
                                     -------         -------           -------         ------    -------
  Total..........................    $14,680         $34,199           $28,450         $6,403    $83,732
                                     =======         =======           =======         ======    =======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table. The Company utilizes basis swaps in non-qualifying hedging relationships.

     Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table. The Company utilizes inflation swaps in non-qualifying hedging relationships.

     Implied volatility swaps are used by the Company primarily as economic hedges of interest rate risk associated with the Company's investments in mortgage-backed securities. In an implied volatility swap, the Company exchanges fixed payments for floating payments that are linked to certain market volatility measures. If implied volatility rises, the floating payments that the Company receives will increase, and if implied volatility falls, the floating payments that the Company receives will decrease. Implied volatility swaps are included in interest rate swaps in the preceding table. The Company utilizes implied volatility swaps in non-qualifying hedging relationships.

     The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

     Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Swaptions are included in interest rate options in the preceding table. The Company utilizes swaptions in non-qualifying hedging relationships.

     The Company writes covered call options on its portfolio of U.S. Treasuries as an income generation strategy. In a covered call transaction, the Company receives a premium at the inception of the contract in exchange for giving the derivative counterparty the right to purchase the referenced security from the Company at a predetermined price. The call option is "covered" because the Company owns the referenced security over the term of the option. Covered call options are included in interest rate options in the preceding table. The Company utilizes covered call options in non-qualifying hedging relationships.

     The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

     A synthetic GIC is a contract that simulates the performance of a traditional guaranteed interest contract through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow, net investment in foreign operations and non-qualifying hedging relationships.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in net investment in foreign operations and non-qualifying hedging relationships.

     The Company uses certain of its foreign currency denominated funding agreements to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. Such contracts are included in non-derivative hedging instruments in the preceding table.

     Swap spreadlocks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spreadlocks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. The Company utilizes swap spreadlocks in non-qualifying hedging relationships.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or agency security. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

     The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

     In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

     Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

  HEDGING

     The following table presents the notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                    DECEMBER 31,
                                         -----------------------------------------------------------------
                                                       2009                              2008
                                         -------------------------------   -------------------------------
                                                          ESTIMATED                         ESTIMATED
                                                            FAIR                              FAIR
                                                            VALUE                             VALUE
DERIVATIVES DESIGNATED AS HEDGING        NOTIONAL   --------------------   NOTIONAL   --------------------
INSTRUMENTS                               AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
---------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Fair Value Hedges:
  Foreign currency swaps...............   $ 3,958   $  484       $117       $ 5,386   $  399      $  416
  Interest rate swaps..................     4,472      488         70         3,971    1,338         123
                                          -------   ------       ----       -------   ------      ------
     Subtotal..........................     8,430      972        187         9,357    1,737         539
                                          -------   ------       ----       -------   ------      ------
Cash Flow Hedges:
  Foreign currency swaps...............     3,181      109        251         2,541      365         137
  Interest rate swaps..................     1,740       --         48            --       --          --
  Credit forwards......................       130        2          2            --       --          --
                                          -------   ------       ----       -------   ------      ------
     Subtotal..........................     5,051      111        301         2,541      365         137
                                          -------   ------       ----       -------   ------      ------
Foreign Operations Hedges:
  Foreign currency swaps...............        --       --         --           164        1           1
  Non-derivative hedging instruments...        --       --         --           351       --         323
                                          -------   ------       ----       -------   ------      ------
     Subtotal..........................        --       --         --           515        1         324
                                          -------   ------       ----       -------   ------      ------
Total Qualifying Hedges................   $13,481   $1,083       $488       $12,413   $2,103      $1,000
                                          =======   ======       ====       =======   ======      ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amount and estimated fair value of derivatives that are not designated or do not qualify as hedging instruments by derivative type at:

                                                                    DECEMBER 31,
                                            ------------------------------------------------------------
                                                         2009                           2008
                                            -----------------------------  -----------------------------
                                                           ESTIMATED                      ESTIMATED
                                                              FAIR                           FAIR
                                                             VALUE                          VALUE
DERIVATIVES NOT DESIGNATED OR NOT           NOTIONAL  -------------------  NOTIONAL  -------------------
QUALIFYING AS HEDGING INSTRUMENTS            AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                    (IN MILLIONS)
Interest rate swaps.......................   $12,418  $  316     $  578     $16,072  $1,850     $  967
Interest rate floors......................    12,115     339          2      32,855   1,082         --
Interest rate caps........................    23,406     255         --      21,130      10         --
Interest rate futures.....................     1,186      --          5       3,628       2         58
Interest rate options.....................     3,750     114         57       2,365     939         35
Synthetic GICs............................     4,352      --         --       4,260      --         --
Foreign currency swaps....................     5,567     228        690       6,089     480        512
Foreign currency forwards.................     1,466      16          5       1,467      47         21
Swap spreadlocks..........................        --      --         --       2,087      --         90
Credit default swaps......................     5,656      61         99       4,466     133         60
Equity futures............................        --      --         --           2      --         --
Equity options............................        85       3         --          --      --         --
Total rate of return swaps................       250      --         47         250      --        101
                                             -------  ------     ------     -------  ------     ------
Total non-designated or non-qualifying
  derivatives.............................   $70,251  $1,332     $1,483     $94,671  $4,543     $1,844
                                             =======  ======     ======     =======  ======     ======



     The following table presents the settlement payments recorded in income for the:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2009     2008     2007
                                                             ----     ----     ----
                                                                  (IN MILLIONS)
Qualifying hedges:
  Net investment income....................................  $ 51     $ 21     $ 24
  Interest credited to policyholder account balances.......   180       99      (28)
Non-qualifying hedges:
  Net investment income....................................    (3)      (1)      (5)
  Net investment gains (losses)............................   (51)     (38)     196
                                                             ----     ----     ----
  Total....................................................  $177     $ 81     $187
                                                             ====     ====     ====



  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net investment gains (losses). The following table represents the amount of such net investment gains (losses) recognized for the years ended December 31, 2009, 2008 and 2007:

                                                                                 NET INVESTMENT
DERIVATIVES IN FAIR                                                              GAINS(LOSSES)   NET INVESTMENT GAINS
VALUE                  HEDGED ITEMS IN FAIR VALUE                                  RECOGNIZED     (LOSSES) RECOGNIZED
HEDGING RELATIONSHIPS  HEDGING RELATIONSHIPS                                    FOR DERIVATIVES    FOR HEDGED ITEMS
---------------------  -------------------------------------------------------  ---------------  --------------------
                                                                                            (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:   Fixed maturity securities..............................       $  42               $ (35)
                       Policyholder account balances (1)......................        (956)                947
Foreign currency
  swaps:               Foreign-denominated fixed maturity securities..........         (13)                 10
                       Foreign-denominated policyholder account balances (2)..         351                (332)
                                                                                     -----               -----
  Total.......................................................................       $(576)              $ 590
                                                                                     =====               =====
FOR THE YEAR ENDED DECEMBER 31, 2008..........................................       $ 336               $(337)
                                                                                     =====               =====
FOR THE YEAR ENDED DECEMBER 31, 2007..........................................       $ 319               $(308)
                                                                                     =====               =====

                       INEFFECTIVENESS
DERIVATIVES IN FAIR     RECOGNIZED IN
VALUE                   NET INVESTMENT
HEDGING RELATIONSHIPS   GAINS (LOSSES)
---------------------  ---------------
                        (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:         $ 7
                              (9)
Foreign currency
  swaps:                      (3)
                              19
                             ---
  Total..............        $14
                             ===
FOR THE YEAR ENDED
  DECEMBER 31, 2008..        $(1)
                             ===
FOR THE YEAR ENDED
  DECEMBER 31, 2007..        $11
                             ===



--------

   (1) Fixed rate liabilities

   (2) Fixed rate or floating rate liabilities

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (iv) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (v) interest rate swaps to hedge the forecasted purchases of fixed-rate investments.

     For the year ended December 31, 2009, the Company recognized $3 million of net investment losses which represented the ineffective portion of all cash flow hedges. For the years ended December 31, 2008 and 2007, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. The net amounts reclassified into net investment losses for the years ended December 31, 2009, 2008 and 2007 related to such discontinued cash flow hedges were $7 million, $12 million and $3 million, respectively. As of December 31, 2009, the maximum length of time over which the Company is hedging its exposure to variability in future cash flows for forecasted transactions does not exceed five years. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2008 and 2007.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                             ---------------------
                                                              2009    2008    2007
                                                             -----   -----   -----
                                                                 (IN MILLIONS)
Other comprehensive income (loss), balance at January 1,...  $ 137   $(262)  $(238)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow hedges......   (327)    483    (185)
Amounts reclassified to net investment gains (losses)......     93     (93)    150
Amounts reclassified to net investment income..............      7       9      12
Amortization of transition adjustment......................     (2)     --      (1)
                                                             -----   -----   -----
Other comprehensive income (loss), balance at December
  31,......................................................  $ (92)  $ 137   $(262)
                                                             =====   =====   =====



     At December 31, 2009, $43 million of deferred net losses on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings within the next 12 months.

     The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of stockholder's equity for the years ended December 31, 2009, 2008 and 2007:

                                                    AMOUNT AND LOCATION
                                                     OF GAINS (LOSSES)
                                                     RECLASSIFIED FROM
                                                     ACCUMULATED OTHER
                                                       COMPREHENSIVE             AMOUNT AND LOCATION
                                                     INCOME (LOSS) INTO           OF GAINS (LOSSES)
                                                       INCOME (LOSS)         RECOGNIZED IN INCOME (LOSS)
                                                   ---------------------            ON DERIVATIVES
                              AMOUNT OF GAINS       (EFFECTIVE PORTION)    -------------------------------
                             (LOSSES) DEFERRED     ---------------------       (INEFFECTIVE PORTION AND
                            IN ACCUMULATED OTHER      NET                        AMOUNT EXCLUDED FROM
                            COMPREHENSIVE INCOME    INVEST-       NET           EFFECTIVENESS TESTING)
                           (LOSS) ON DERIVATIVES      MENT      INVEST-    -------------------------------
DERIVATIVES IN CASH FLOW   ---------------------     GAINS        MENT     NET INVESTMENT   NET INVESTMENT
HEDGING RELATIONSHIPS       (EFFECTIVE PORTION)     (LOSSES)     INCOME    GAINS (LOSSES)       INCOME
-------------------------  ---------------------   ---------   ---------   --------------   --------------
                                                            (IN MILLIONS)
FOR THE YEAR ENDED
  DECEMBER 31, 2009:
  Interest rate swaps....          $ (47)            $  --        $ --           $(2)             $--
  Foreign currency
     swaps...............           (409)             (159)         (5)           (1)              --
  Interest rate
     forwards............            130                66          --            --               --
  Credit forwards........             (1)               --          --            --               --
                                   -----             -----        ----           ---              ---
     Total...............          $(327)            $ (93)       $ (5)          $(3)             $--
                                   =====             =====        ====           ===              ===
FOR THE YEAR ENDED
  DECEMBER 31, 2008:
  Interest rate swaps....          $  --             $  --        $ --           $--              $--
  Foreign currency
     swaps...............            483                93          (9)           --               --
                                   -----             -----        ----           ---              ---
     Total...............          $ 483             $  93        $ (9)          $--              $--
                                   =====             =====        ====           ===              ===
FOR THE YEAR ENDED
  DECEMBER 31, 2007:
  Interest rate swaps....          $  10             $  --        $ --           $--              $--
  Foreign currency
     swaps...............           (195)             (150)        (11)           --               --
                                   -----             -----        ----           ---              ---
     Total...............          $(185)            $(150)       $(11)          $--              $--
                                   =====             =====        ====           ===              ===



  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses foreign exchange contracts, which may include foreign currency swaps, forwards and options, to hedge portions of its net investments in foreign operations against adverse movements in exchange rates.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The Company measures ineffectiveness on these contracts based upon the change in forward rates. In addition, the Company may also use non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on non-derivative financial instruments based upon the change in spot rates.

     When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income (loss) are reclassified to the consolidated statements of operations, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

     The following table presents the effects of derivatives and non-derivative financial instruments in net investment hedging relationships in the consolidated statements of operations and the consolidated statements of stockholder's equity for the years ended December 31, 2009, 2008 and 2007:

                                                                            AMOUNT AND LOCATION OF
                                                                                GAINS (LOSSES)
                                                                                 RECLASSIFIED
                                                                            FROM ACCUMULATED OTHER
                                                                             COMPREHENSIVE INCOME
                                           AMOUNT OF GAINS (LOSSES)              (LOSS) INTO
                                           DEFERRED IN ACCUMULATED         INCOME (LOSS) (EFFECTIVE
                                          OTHER COMPREHENSIVE INCOME               PORTION)
                                                    (LOSS)                -------------------------
                                             (EFFECTIVE PORTION)             NET INVESTMENT GAINS
                                         ---------------------------               (LOSSES)
DERIVATIVES AND NON-DERIVATIVE                                            -------------------------
HEDGING INSTRUMENTS IN NET                 YEARS ENDED DECEMBER 31,        YEARS ENDED DECEMBER 31,
INVESTMENT                               ---------------------------      -------------------------
HEDGING RELATIONSHIPS (1), (2)           2009       2008        2007       2009      2008      2007
-----------------------------------      ----       ----       -----      -----      ----      ----
                                                                (IN MILLIONS)
Foreign currency forwards..........      $ --       $ --       $  --      $ (59)      $--       $--
Foreign currency swaps.............       (18)        76         (82)       (63)       --        --
Non-derivative hedging
  instruments......................       (37)        81         (62)       (11)       --        --
                                         ----       ----       -----      -----       ---       ---
  Total............................      $(55)      $157       $(144)     $(133)      $--       $--
                                         ====       ====       =====      =====       ===       ===



--------

   (1) During the year-ended December 31, 2009, the Company substantially liquidated, through assumption reinsurance (see Note 2), the portion of its Canadian operations that was being hedged in a net investment hedging relationship. As a result, the Company reclassified losses of $133 million from accumulated other comprehensive loss into earnings. During the years ended December 31, 2008 and 2007, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive loss into earnings.

   (2) There was no ineffectiveness recognized for the Company's hedges of net investments in foreign operations.

     At December 31, 2009, there was no cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive loss related to hedges of net investments in foreign operations. At December 31, 2008, the cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive loss related to hedges of net investments in foreign operations was ($78) million.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, implied volatility swaps, caps and floors and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures to economically hedge exposure to equity risk in certain liabilities; (v) swap spreadlocks to economically hedge invested assets against the risk of changes in credit spreads; (vi) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates; (vii) credit default swaps and TRRs to synthetically create investments; (viii) basis swaps to better match the cash flows of assets and related liabilities; (ix) credit default swaps held in relation to trading portfolios; (x) swaptions to hedge interest rate risk;
(xi) inflation swaps to reduce risk generated from inflation-indexed liabilities; (xii) covered

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


call options for income generation; (xiii) synthetic GICs and (xiv) equity options to economically hedge certain invested assets against adverse changes in equity indices.

     The following table presents the amount and location of gains (losses) recognized in income for derivatives that are not designated or qualifying as hedging instruments:

                                                                   NET            NET
                                                               INVESTMENT     INVESTMENT
                                                             GAINS (LOSSES)   INCOME (1)
                                                             --------------   ----------
                                                                    (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps........................................      $  (880)        $ --
Interest rate floors.......................................         (514)          --
Interest rate caps.........................................           27           --
Interest rate futures......................................         (155)          --
Foreign currency swaps.....................................         (584)          --
Foreign currency forwards..................................         (151)          --
Equity options.............................................            2           (2)
Interest rate options......................................         (379)          --
Interest rate forwards.....................................           (7)          --
Swap spreadlocks...........................................          (38)          --
Credit default swaps.......................................         (195)         (11)
Total rate of return swaps.................................           63           --
                                                                 -------         ----
  Total....................................................      $(2,811)        $(13)
                                                                 =======         ====
FOR THE YEAR ENDED DECEMBER 31, 2008.......................      $ 3,470         $ 54
                                                                 =======         ====
FOR THE YEAR ENDED DECEMBER 31, 2007.......................      $  (738)        $ 20
                                                                 =======         ====



--------

   (1) Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

  CREDIT DERIVATIVES

     In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $2,584 million and $1,558 million at December 31, 2009 and 2008, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2009, the Company would have received $44 million to terminate all of these contracts, and at December 31, 2008, the Company would have paid $35 million to terminate all of these contracts.

     The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table below. As a result, the maximum amounts of potential future recoveries available to offset the $2,584 million and $1,558 million from the table below were $21 million and $8 million at December 31,

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2009 and 2008, respectively. The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2009 and 2008:

                                                                           DECEMBER 31,
                                  ---------------------------------------------------------------------------------------------
                                                        2009                                           2008
                                  -----------------------------------------------  --------------------------------------------
                                                      MAXIMUM                                          MAXIMUM
                                     ESTIMATED        AMOUNT                          ESTIMATED       AMOUNT OF
                                       FAIR          OF FUTURE        WEIGHTED          FAIR           FUTURE        WEIGHTED
RATING AGENCY DESIGNATION OF         VALUE OF     PAYMENTS UNDER      AVERAGE         VALUE OF     PAYMENTS UNDER     AVERAGE
REFERENCED                        CREDIT DEFAULT  CREDIT DEFAULT       YEARS       CREDIT DEFAULT  CREDIT DEFAULT    YEARS TO
CREDIT OBLIGATIONS (1)                 SWAPS         SWAPS (2)    TO MATURITY (3)       SWAPS         SWAPS (2)    MATURITY (3)
--------------------------------  --------------  --------------  ---------------  --------------  --------------  ------------
                                                                           (IN MILLIONS)
AAA/AA/A
Single name credit default swaps
  (corporate)...................        $ 4           $  148            4.3             $  1           $  116           5.0
Credit default swaps referencing
  indices.......................         38            2,201            3.5              (30)           1,112           4.1
                                        ---           ------                            ----           ------
Subtotal........................         42            2,349            3.5              (29)           1,228           4.2
                                        ---           ------                            ----           ------
BAA
Single name credit default swaps
  (corporate)...................          2              190            4.9                1              100           2.3
Credit default swaps referencing
  indices.......................         --               --             --               (5)             215           4.1
                                        ---           ------                            ----           ------
Subtotal........................          2              190            4.9               (4)             315           3.5
                                        ---           ------                            ----           ------
BA
Single name credit default swaps
  (corporate)...................         --               25            5.0               --                5           5.0
Credit default swaps referencing
  indices.......................         --               --             --               --               --            --
                                        ---           ------                            ----           ------
Subtotal........................         --               25            5.0               --                5           5.0
                                        ---           ------                            ----           ------
B
Single name credit default swaps
  (corporate)...................         --               --             --               --               --            --
Credit default swaps referencing
  indices.......................         --               20            5.0               (2)              10           5.0
                                        ---           ------                            ----           ------
Subtotal........................         --               20            5.0               (2)              10           5.0
                                        ---           ------                            ----           ------
CAA AND LOWER
Single name credit default swaps
  (corporate)...................         --               --             --               --               --            --
Credit default swaps referencing
  indices.......................         --               --             --               --               --            --
                                        ---           ------                            ----           ------
Subtotal........................         --               --             --               --               --            --
                                        ---           ------                            ----           ------
IN OR NEAR DEFAULT
Single name credit default swaps
  (corporate)...................         --               --             --               --               --            --
Credit default swaps referencing
  indices.......................         --               --             --               --               --            --
                                        ---           ------                            ----           ------
Subtotal........................         --               --             --               --               --            --
                                        ---           ------                            ----           ------
Total...........................        $44           $2,584            3.6             $(35)          $1,558           4.1
                                        ===           ======                            ====           ======



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then the MLIC rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  CREDIT RISK ON FREESTANDING DERIVATIVES

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2009 and 2008, the Company was obligated to return cash collateral under its control of $782 million and $3,564 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2009 and 2008, the Company had also accepted collateral consisting of various securities with a fair market value of $123 million and $824 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but at December 31, 2009, none of the collateral had been sold or repledged.

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                    ESTIMATED           ESTIMATED
                                FAIR VALUE (1) OF     FAIR VALUE OF
                               DERIVATIVES IN NET       COLLATERAL
                               LIABILITY POSITION        PROVIDED        FAIR VALUE OF INCREMENTAL COLLATERAL
                                DECEMBER 31, 2009   DECEMBER 31, 2009               PROVIDED UPON:
                               ------------------   -----------------   --------------------------------------
                                                                                         DOWNGRADE IN THE
                                                                        ONE NOTCH     COMPANY'S CREDIT RATING
                                                                        DOWNGRADE    TO A LEVEL THAT TRIGGERS
                                                                          IN THE          FULL OVERNIGHT
                                                                        COMPANY'S      COLLATERALIZATION OR
                                                      FIXED MATURITY      CREDIT            TERMINATION
                                                      SECURITIES (2)      RATING    OF THE DERIVATIVE POSITION
                                                    -----------------   ---------   --------------------------
                                                            (IN MILLIONS)
Derivatives subject to
  credit-contingent
  provisions.................         $342                 $230            $45                 $132
Derivatives not subject to
  credit-contingent
  provisions.................           47                   42             --                   --
                                      ----                 ----            ---                 ----
  Total......................         $389                 $272            $45                 $132
                                      ====                 ====            ===                 ====



--------

   (1) After taking into consideration the existence of netting agreements.

   (2) Included in fixed maturity securities in the consolidated balance sheets. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2009, the Company did not provide any cash collateral.

     Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2009 was $444 million. At December 31, 2009, the Company provided securities collateral of $230 million in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating is downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and
(ii) the Company's netting agreements are deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2009 would be $214 million. This amount does not consider gross derivative assets of $102 million for which the Company has the contractual right of offset.

     At December 31, 2008, the Company provided securities collateral for various arrangements in connection with derivative instruments of $220 million, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

     The Company also has exchange-traded futures, which require the pledging of collateral. At December 31, 2009 and 2008, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2009 and 2008, the Company provided cash collateral for exchange-traded futures of $18 million and $77 million, respectively, which is included in premiums and other receivables.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance contracts of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; and funding agreements with equity or bond indexed crediting rates.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                 DECEMBER 31,
                                                               ---------------
                                                                2009     2008
                                                               ------   ------
                                                                (IN MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits..........................   $263    $  797
  Call options in equity securities..........................    (15)      (72)
                                                                ----    -- ---
     Net embedded derivatives within asset host contracts....   $248    $  725
                                                                ====    == ===
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits.........................   $(35)   $  298
                                                                         (1,2-
  Funds withheld on ceded reinsurance........................    132        03)
  Other......................................................    (26)      (83)
                                                                ----    -- ---
     Net embedded derivatives within liability host
       contracts.............................................   $ 71    $ (988)
                                                                ====    == ===



     The following table presents changes in estimated fair value related to embedded derivatives:

                                                         YEARS ENDED DECEMBER 31,
                                                        --------------------------
                                                          2009      2008     2007
                                                        --------   ------   ------
                                                               (IN MILLIONS)
Net investment gains (losses) (1).....................   $(1,586)  $1,744     $15


--------

   (1) Effective January 1, 2008, the valuation of the Company's guaranteed minimum benefits includes an adjustment for the Company's own credit. Included in net investment gains (losses) for the years ended December 31, 2009 and 2008 were gains (losses) of ($380) million and $442 million, respectively, in connection with this adjustment.

5.  FAIR VALUE

     Effective January 1, 2008, the Company prospectively adopted the provisions of fair value measurement guidance. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FAIR VALUE OF FINANCIAL INSTRUMENTS

     Amounts related to the Company's financial instruments are as follows:

                                                                              ESTIMATED
                                                        NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2009                                        AMOUNT      VALUE      VALUE
------------------------------------------------------  --------   --------   ---------
                                                                 (IN MILLIONS)
ASSETS:
Fixed maturity securities.............................             $144,649    $144,649
Equity securities.....................................             $  2,116    $  2,116
Trading securities....................................             $    471    $    471
Mortgage loans, net...................................             $ 40,620    $ 39,155
Policy loans..........................................             $  8,099    $  9,108
Real estate joint ventures (1)........................             $     49    $     61
Other limited partnership interests (1)...............             $  1,443    $  1,431
Short-term investments................................             $  3,315    $  3,315
Other invested assets: (1)
  Derivative assets (2)...............................   $56,746   $  2,415    $  2,415
  Other...............................................             $  1,707    $  1,659
Cash and cash equivalents.............................             $  3,347    $  3,347
Accrued investment income.............................             $  2,066    $  2,066
Premiums and other receivables (1)....................             $ 18,271    $ 18,648
Separate account assets...............................             $ 80,377    $ 80,377
Net embedded derivatives within asset host contracts
  (3).................................................             $    263    $    263
LIABILITIES:
Policyholder account balances (1).....................             $ 64,097    $ 64,081
Payables for collateral under securities loaned and
  other transactions..................................             $ 14,662    $ 14,662
Short-term debt.......................................             $    319    $    319
Long-term debt (1)....................................             $  3,474    $  3,494
Other liabilities: (1)................................
  Derivative liabilities (2)..........................   $26,986   $  1,971    $  1,971
  Trading liabilities.................................             $    106    $    106
  Other...............................................             $ 17,192    $ 17,192
Separate account liabilities (1)......................             $ 28,874    $ 28,874
Net embedded derivatives within liability host
  contracts (3).......................................             $     71    $     71
COMMITMENTS: (4)
Mortgage loan commitments.............................   $ 1,262   $     --    $    (43)
Commitments to fund bank credit facilities, bridge
  loans and private corporate bond investments........   $   763   $     --    $    (19)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                              ESTIMATED
                                                        NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2008                                        AMOUNT      VALUE      VALUE
------------------------------------------------------  --------   --------   ---------
                                                                 (IN MILLIONS)
ASSETS:
Fixed maturity securities.............................             $122,229    $122,229
Equity securities.....................................             $  2,298    $  2,298
Trading securities....................................             $    277    $    277
Mortgage loans, net...................................             $ 42,105    $ 41,110
Policy loans..........................................             $  7,881    $  9,675
Real estate joint ventures (1)........................             $     67    $     75
Other limited partnership interests (1)...............             $  1,697    $  2,008
Short-term investments................................             $  7,598    $  7,598
Other invested assets:  (1)
  Derivative assets (2)...............................   $71,514   $  6,646    $  6,646
  Other...............................................             $    875    $    691
Cash and cash equivalents.............................             $ 10,279    $ 10,279
Accrued investment income.............................             $  2,079    $  2,079
Premiums and other receivables (1)....................             $ 17,856    $ 18,088
Separate account assets...............................             $ 72,259    $ 72,259
Net embedded derivatives within asset host contracts
  (3).................................................             $    797    $    797
LIABILITIES:
Policyholder account balances (1).....................             $ 70,799    $ 66,232
Payables for collateral under securities loaned and
  other transactions..................................             $ 18,649    $ 18,649
Short-term debt.......................................             $    414    $    414
Long-term debt (1)....................................             $  2,684    $  1,995
Other liabilities: (1)
  Derivative liabilities (2)..........................   $35,219   $  2,521    $  2,521
  Trading liabilities.................................             $     57    $     57
  Other...............................................             $ 16,163    $ 16,163
Separate account liabilities (1)......................             $ 26,214    $ 26,214
Net embedded derivatives within liability host
  contracts (3).......................................             $   (988)   $   (988)
COMMITMENTS: (4)
Mortgage loan commitments.............................   $ 2,191   $     --    $   (114)
Commitments to fund bank credit facilities, bridge
  loans and private corporate bond investments........   $   611   $     --    $      4


--------

   (1) Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

   (2) Derivative assets are presented within other invested assets and derivative liabilities are presented within other liabilities. At December 31, 2009 and 2008, certain non-derivative hedging instruments of $0 and $323 million, respectively, which are carried at amortized cost, are included with the liabilities total in Note 4 but are excluded from derivative liabilities here as they are not derivative instruments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (3) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. At December 31, 2009 and 2008, equity securities also included embedded derivatives of ($15) million and ($72) million, respectively.

   (4) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities, Equity Securities and Trading Securities
-- When available, the estimated fair value of the Company's fixed maturity, equity and trading securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage Loans -- The Company originates mortgage loans principally for investment purposes. These loans are primarily carried at amortized cost. The estimated fair value for mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk. Certain mortgage loans have been impaired to their estimated fair value which is determined using independent broker quotations or, when the mortgage loan is in foreclosure or otherwise determined to be collateral dependent, the fair value of the underlying collateral is estimated using internal models.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Real Estate Joint Ventures and Other Limited Partnership Interests -- Real estate joint ventures and other limited partnership interests included in the preceding tables consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in real estate or real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests and real estate joint ventures accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

     Short-term Investments -- Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at estimated fair value in the consolidated balance sheets in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the consolidated balance sheets are principally comprised of freestanding derivatives with positive estimated fair values, leveraged leases, loans to affiliates, tax credit partnerships, funds withheld and joint venture investments. Leveraged leases, tax credit partnerships and joint venture investments, which are accounted for under the equity method or under the effective yield method, are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the section labeled "Derivatives" which follows.

     The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

     For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

     Cash and Cash Equivalents -- Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

     Premiums and Other Receivables -- Premiums and other receivables in the consolidated balance sheets are principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions, amounts receivable for securities sold but not yet settled, fees and general operating receivables and embedded derivatives related to the ceded reinsurance of certain variable annuity guarantees.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts, which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

     Embedded derivatives recognized in connection with ceded reinsurance of certain variable annuity guarantees are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the section labeled "Embedded Derivatives within Asset and Liability Host Contracts" which follows.

     Other Assets -- Other assets in the consolidated balance sheets are principally comprised of prepaid expenses, amounts held under corporate-owned life insurance, fixed assets, capitalized software, deferred sales inducements, VODA and VOCRA, all of which are not considered financial instruments subject to disclosure.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The estimated fair value of mutual funds is based upon quoted prices or reported NAVs provided by the fund manager. Accounting guidance effective for December 31, 2009 clarified how investments that use NAV as a practical expedient for their fair value measurement are classified in the fair value hierarchy. As a result, the Company has included certain mutual funds in the amount of $35.5 billion in Level 2 of the fair value hierarchy which were previously included in Level 1. The estimated fair values of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the general account. The estimated fair value of hedge funds is based upon NAVs provided by the fund manager. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

     Policyholder Account Balances -- Policyholder account balances in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the tables above as they are separately presented therein. The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit which is determined using publicly available information relating to the Company's debt, as well as its claims paying ability.

     Short-term and Long-term Debt -- The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair values of long-term debt securities are generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company including inputs, when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights; contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

     The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheets as it does not include capital leases which are not required to be disclosed at estimated fair value.

     Payables for Collateral Under Securities Loaned and Other Transactions
-- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in its own credit are necessary.

     Other Liabilities -- Other liabilities in the consolidated balance sheets are principally comprised of funds withheld related to certain ceded reinsurance; embedded derivatives within these funds withheld related to certain ceded reinsurance; freestanding derivatives with negative estimated fair values; securities trading liabilities; tax and litigation contingency liabilities; obligations for employee-related benefits; interest due on the Company's debt obligations and on cash collateral held in relation to securities lending; dividends payable; amounts due for securities purchased but not yet settled; amounts due under assumed reinsurance contracts; and general operating accruals and payables.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the section labeled "Derivatives" which follows.

     The fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the section labeled "Embedded Derivatives within Asset and Liability Host Contracts" which follows.

     The remaining other amounts included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of securities trading liabilities; interest and dividends payable; amounts due for securities purchased but not yet settled; and amounts payable under certain ceded and assumed reinsurance contracts recognized using the deposit method of accounting.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the consolidated balance sheets represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance; funding agreements related to group life contracts; and certain contracts that provide for benefit funding.

     Separate account liabilities, whether related to investment or insurance contracts, are recognized in the consolidated balance sheets at an equivalent summary total of the separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those liabilities approximates the estimated fair value of the related separate account assets.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread over the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     Embedded Derivatives within Asset and Liability Host Contracts -- Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance contracts related to such variable annuity guarantees and certain funding agreements with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded in the financial statements at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit guarantees. GMWB, GMAB and certain GMIB are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net investment gains (losses). These embedded derivatives are classified within policyholder account balances.

     The fair value for these guarantees are estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these guarantees includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt, as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraph. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company. Because the direct guarantee is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct guarantee.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "Fixed Maturity Securities, Equity Securities and Trading Securities" and "Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities with changes in estimated fair value recorded in net investment gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including an adjustment for the Company's own credit that takes into consideration publicly available information relating to the Company's debt, as well as its claims paying ability. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within policyholder account balances with changes in estimated fair value recorded in net investment gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments -- The estimated fair values for mortgage loan commitments and commitments to fund bank credit facilities, bridge loans and private corporate bond investments reflected in the above table represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the original commitments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis, are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                                DECEMBER 31, 2009
                                         --------------------------------------------------------------
                                           FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                         ---------------------------------------------------
                                          QUOTED PRICES IN
                                         ACTIVE MARKETS FOR                      SIGNIFICANT    TOTAL
                                          IDENTICAL ASSETS   SIGNIFICANT OTHER  UNOBSERVABLE  ESTIMATED
                                           AND LIABILITIES   OBSERVABLE INPUTS     INPUTS        FAIR
                                              (LEVEL 1)          (LEVEL 2)        (LEVEL 3)     VALUE
                                         ------------------  -----------------  ------------  ---------
                                                                      (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities............        $    --            $ 44,394         $ 4,674     $ 49,068
  RMBS.................................             --              29,405           1,580       30,985
  Foreign corporate securities.........             --              21,541           3,456       24,997
  U.S. Treasury, agency and government
     guaranteed securities.............          6,090              10,312              --       16,402
  CMBS.................................             --              10,684              87       10,771
  ABS..................................             --               5,503           1,668        7,171
  State and political subdivision
     securities........................             --               2,714              20        2,734
  Foreign government securities........             --               2,272             249        2,521
                                               -------            --------         -------     --------
     Total fixed maturity securities...          6,090             126,825          11,734      144,649
                                               -------            --------         -------     --------
Equity securities:
  Common stock.........................            289                 777              64        1,130
  Non-redeemable preferred stock.......             --                 193             793          986
                                               -------            --------         -------     --------
     Total equity securities...........            289                 970             857        2,116
                                               -------            --------         -------     --------
Trading securities.....................             --                 388              83          471
Short-term investments (1).............          2,099               1,193               8        3,300
Derivative assets (2)..................             --               2,318              97        2,415
Net embedded derivatives within asset
  host contracts (3)...................             --                  --             263          263
Separate account assets (4)............         13,006              65,788           1,583       80,377
                                               -------            --------         -------     --------
  Total assets.........................        $21,484            $197,482         $14,625     $233,591
                                               =======            ========         =======     ========
LIABILITIES
Derivative liabilities (2).............        $     5            $  1,961         $     5     $  1,971
Net embedded derivatives within
  liability host contracts (3).........             --                 (26)             97           71
Trading liabilities (5)................            106                  --              --          106
                                               -------            --------         -------     --------
  Total liabilities....................        $   111            $  1,935         $   102     $  2,148
                                               =======            ========         =======     ========


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                 DECEMBER 31, 2008
                                          --------------------------------------------------------------
                                            FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                          ---------------------------------------------------
                                           QUOTED PRICES IN
                                          ACTIVE MARKETS FOR                      SIGNIFICANT    TOTAL
                                           IDENTICAL ASSETS   SIGNIFICANT OTHER  UNOBSERVABLE  ESTIMATED
                                            AND LIABILITIES   OBSERVABLE INPUTS     INPUTS        FAIR
                                               (LEVEL 1)          (LEVEL 2)        (LEVEL 3)     VALUE
                                          ------------------  -----------------  ------------  ---------
                                                                   (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities.............        $    --            $ 38,663         $ 5,089     $ 43,752
  RMBS..................................             --              22,680             373       23,053
  Foreign corporate securities..........             --              16,857           3,367       20,224
  U.S. Treasury, agency and government
     guaranteed securities..............          7,427               8,461              48       15,936
  CMBS..................................             --               8,939             138        9,077
  ABS...................................             --               4,824           1,487        6,311
  State and political subdivision
     securities.........................             --               1,025              76        1,101
  Foreign government securities.........             --               2,573             202        2,775
                                                -------            --------         -------     --------
     Total fixed maturity securities....          7,427             104,022          10,780      122,229
                                                -------            --------         -------     --------
Equity securities:
  Common stock..........................            238                 994              59        1,291
  Non-redeemable preferred stock........             --                  89             918        1,007
                                                -------            --------         -------     --------
     Total equity securities............            238               1,083             977        2,298
                                                -------            --------         -------     --------
Trading securities......................             --                 161             116          277
Short-term investments (1)..............          6,812                 695              75        7,582
Derivative assets (2)...................              2               6,505             139        6,646
Net embedded derivatives within asset
  host contracts (3)....................             --                  --             797          797
Separate account assets (4).............         39,767              31,006           1,486       72,259
                                                -------            --------         -------     --------
  Total assets..........................        $54,246            $143,472         $14,370     $212,088
                                                =======            ========         =======     ========
LIABILITIES
Derivative liabilities (2)..............        $    58            $  2,305         $   158     $  2,521
Net embedded derivatives within
  liability host contracts (3)..........             --                 (83)           (905)        (988)
Trading liabilities (5).................             57                  --              --           57
                                                -------            --------         -------     --------
  Total liabilities.....................        $   115            $  2,222         $  (747)    $  1,590
                                                =======            ========         =======     ========



--------

   (1) Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g. time deposits, etc.).

   (2) Derivative assets are presented within other invested assets and derivative liabilities are presented within other liabilities. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the following tables. At December 31,

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       2009 and 2008, certain non-derivative hedging instruments of $0 and $323 million, respectively, which are carried at amortized cost, are included with the liabilities total in Note 4 but are excluded from derivative liabilities here as they are not derivative instruments.

   (3) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. At December 31, 2009 and 2008, equity securities also included embedded derivatives of ($15) million and ($72) million, respectively.

   (4) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

   (5) Trading liabilities are presented within other liabilities.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

     Level 1 This category includes certain U.S. Treasury, agency and government guaranteed fixed maturity securities, exchange-traded common stock; and certain short-term money market securities. As it relates to derivatives, this level includes exchange-traded equity and interest rate futures. Separate account assets classified within this level are similar in nature to those classified in this level for the general account.

     Level 2 This category includes fixed maturity and equity securities priced principally by independent pricing services using observable inputs. Fixed maturity securities classified as Level 2 include most U.S. Treasury, agency and government guaranteed securities, as well as the majority of U.S. and foreign corporate securities, RMBS, CMBS, ABS, foreign government securities, and state and political subdivision securities. Equity securities classified as Level 2 securities consist principally of common stock and non-redeemable preferred stock where market quotes are available but are not considered actively traded. Short-term investments and trading securities included within Level 2 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives, this level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded futures included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. Separate account assets classified within this level are generally similar to those classified within this level for the general account, with the exception of certain mutual funds without readily determinable fair values given prices are not published publicly. Hedge funds owned by separate accounts are also included within this level. Embedded derivatives classified within this level include embedded equity derivatives contained in certain funding agreements.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level primarily consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies including: U.S. and foreign corporate securities -- including below investment grade private placements; RMBS; CMBS; and ABS -- including all of those supported by sub-prime mortgage loans. Equity securities classified as Level 3 securities consist principally of non-redeemable preferred stock and common stock of companies that are privately held or of companies for which there has been very limited trading activity or where less price transparency exists around the inputs to the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


              valuation. Short-term investments and trading securities included within Level 3 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives, this category includes: swap spreadlocks with maturities which extend beyond observable periods; foreign currency swaps which are cancelable and priced through independent broker quotations; interest rate swaps with maturities which extend beyond the observable portion of the yield curve; credit default swaps based upon baskets of credits having unobservable credit correlations, as well as credit default swaps with maturities which extend beyond the observable portion of the credit curves and credit default swaps priced through independent broker quotations; interest rate floors referencing unobservable yield curves and/or which include liquidity and volatility adjustments; and implied volatility swaps with unobservable volatility inputs. Separate account assets classified within this level are generally similar to those classified within this level for the general account; however, they also include mortgage loans and other limited partnership interests. Embedded derivatives classified within this level include embedded derivatives associated with certain variable annuity guarantees, as well as those on the cession of risks associated with those guarantees to affiliates; as well as embedded derivatives related to funds withheld on ceded reinsurance.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for the years ended December 31, 2009 and 2008 is as follows:

                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3) (1)
                               --------------------------------------------------------------------------------------------
                                                                               TOTAL REALIZED/UNREALIZED
                                                                              GAINS (LOSSES) INCLUDED IN:
                                                                            ------------------------------     PURCHASES,
                                                                                                 OTHER           SALES,
                                    BALANCE,        IMPACT OF    BALANCE,                    COMPREHENSIVE   ISSUANCES AND
                               DECEMBER 31, 2007  ADOPTION (2)  JANUARY 1,  EARNINGS (3, 4)  INCOME (LOSS)  SETTLEMENTS (5)
                               -----------------  ------------  ----------  ---------------  -------------  ---------------
                                                                       (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER
  31, 2009:
Fixed maturity securities:
  U.S. corporate securities..                                     $ 5,089       $  (276)        $   572         $(1,002)
  RMBS.......................                                         373            35              80           1,134
  Foreign corporate
     securities..............                                       3,367          (210)          1,156            (614)
  U.S. Treasury, agency and
     government guaranteed
     securities..............                                          48            --              --             (27)
  CMBS.......................                                         138             6               4             (38)
  ABS........................                                       1,487           (63)            281             (61)
  State and political
     subdivision securities..                                          76            --               1             (15)
  Foreign government
     securities..............                                         202             2              18              66
                                                                  -------       -------         -------         -------
     Total fixed maturity
       securities............                                     $10,780       $  (506)        $ 2,112         $  (557)
                                                                  =======       =======         =======         =======
Equity securities:
  Common stock...............                                     $    59       $    (2)        $    (2)        $     9
  Non-redeemable preferred
     stock...................                                         918          (251)            355            (190)
                                                                  -------       -------         -------         -------
     Total equity
       securities............                                     $   977       $  (253)        $   353         $  (181)
                                                                  =======       =======         =======         =======
Trading securities...........                                     $   116       $    16         $    --         $   (49)
Short-term investments.......                                     $    75       $    (9)        $    --         $   (53)
Net derivatives (7)..........                                     $   (19)      $    35         $    (1)        $    79
Separate account assets (8)..                                     $ 1,486       $  (221)        $    --         $   452
Net embedded derivatives
  (9)........................                                     $ 1,702       $(1,570)        $    --         $    34

FOR THE YEAR ENDED DECEMBER
  31, 2008:
Fixed maturity securities:
  U.S. corporate securities..       $ 5,527            $--        $ 5,527       $  (455)        $(1,085)        $   606
  RMBS.......................           899             --            899            (2)           (111)            (53)
  Foreign corporate
     securities..............         4,752             --          4,752          (127)         (1,794)           (104)
  U.S. Treasury, agency and
     government guaranteed
     securities..............            55             --             55            --              (1)            (29)
  CMBS.......................           271             --            271            (6)            (57)              2
  ABS........................         2,814             --          2,814           (80)           (672)           (549)
  State and political
     subdivision securities..            56             --             56             1              11              33
  Foreign government
     securities..............           475             --            475            (5)            (17)           (256)
  Other fixed maturity
     securities..............           217             --            217            --             (37)           (180)
                                    -------            ---        -------       -------         -------         -------
     Total fixed maturity
       securities............       $15,066            $--        $15,066       $  (674)        $(3,763)        $  (530)
                                    =======            ===        =======       =======         =======         =======
Equity securities:
  Common stock...............       $    60            $--        $    60       $     2         $    (4)        $     1
  Non-redeemable preferred
     stock...................         1,467             --          1,467          (130)           (342)            (55)
                                    -------            ---        -------       -------         -------         -------
     Total equity
       securities............       $ 1,527            $--        $ 1,527       $  (128)        $  (346)        $   (54)
                                    =======            ===        =======       =======         =======         =======
Trading securities...........       $   174            $--        $   174       $   (26)        $    --         $   (32)
Short-term investments.......       $   149            $--        $   149       $    (2)        $    --         $   (72)
Net derivatives (7)..........       $   134            $(1)       $   133       $   (60)        $    --         $   (92)
Separate account assets (8)..       $ 1,170            $--        $ 1,170       $   (86)        $    --         $   (22)
Net embedded derivatives
  (9)........................       $    25            $30        $    55       $ 1,631         $    --         $    16
                                  FAIR VALUE MEASUREMENTS
                                     USING SIGNIFICANT
                                UNOBSERVABLE INPUTS (LEVEL
                                          3) (1)
                               ----------------------------
                                 TRANSFER IN
                                 AND/OR OUT      BALANCE,
                               OF LEVEL 3 (6)  DECEMBER 31,
                               --------------  ------------
                                       (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER
  31, 2009:
Fixed maturity securities:
  U.S. corporate securities..       $ 291         $ 4,674
  RMBS.......................         (42)          1,580
  Foreign corporate
     securities..............        (243)          3,456
  U.S. Treasury, agency and
     government guaranteed
     securities..............         (21)             --
  CMBS.......................         (23)             87
  ABS........................          24           1,668
  State and political
     subdivision securities..         (42)             20
  Foreign government
     securities..............         (39)            249
                                    -----         -------
     Total fixed maturity
       securities............       $ (95)        $11,734
                                    =====         =======
Equity securities:
  Common stock...............       $  --         $    64
  Non-redeemable preferred
     stock...................         (39)            793
                                    -----         -------
     Total equity
       securities............       $ (39)        $   857
                                    =====         =======
Trading securities...........       $  --         $    83
Short-term investments.......       $  (5)        $     8
Net derivatives (7)..........       $  (2)        $    92
Separate account assets (8)..       $(134)        $ 1,583
Net embedded derivatives
  (9)........................       $  --         $   166

FOR THE YEAR ENDED DECEMBER
  31, 2008:
Fixed maturity securities:
  U.S. corporate securities..       $ 496         $ 5,089
  RMBS.......................        (360)            373
  Foreign corporate
     securities..............         640           3,367
  U.S. Treasury, agency and
     government guaranteed
     securities..............          23              48
  CMBS.......................         (72)            138
  ABS........................         (26)          1,487
  State and political
     subdivision securities..         (25)             76
  Foreign government
     securities..............           5             202
  Other fixed maturity
     securities..............          --              --
                                    -----         -------
     Total fixed maturity
       securities............       $ 681         $10,780
                                    =====         =======
Equity securities:
  Common stock...............       $  --         $    59
  Non-redeemable preferred
     stock...................         (22)            918
                                    -----         -------
     Total equity
       securities............       $ (22)        $   977
                                    =====         =======
Trading securities...........       $  --         $   116
Short-term investments.......       $  --         $    75
Net derivatives (7)..........       $  --         $   (19)
Separate account assets (8)..       $ 424         $ 1,486
Net embedded derivatives
  (9)........................       $  --         $ 1,702


--------

   (1) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (2) Impact of adoption of fair value measurement guidance represents the amount recognized in earnings as a change in estimate associated with Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was a $29 million increase to net assets. Such amount was also impacted by a decrease to DAC of $9 million. The impact of this adoption on RGA-- not reflected in the table above as a result of the reflection of RGA in discontinued operations -- was a net increase of $2 million (i.e., a decrease in Level 3 net embedded derivative liabilities of $17 million offset by a DAC decrease of $15 million) for a total impact of $22 million on Level 3 assets and liabilities. This impact of $22 million along with a $9 million reduction in the estimated fair value of Level 2 freestanding derivatives, resulted in a total net impact of adoption of $13 million.

   (3) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included with the earnings caption of total gains (losses).

   (4) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (5) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (6) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in and/or out of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (7) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (8) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (9) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below summarize both realized and unrealized gains and losses for the years ended December 31, 2009 and 2008 due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                              TOTAL GAINS AND LOSSES
                                                     ---------------------------------------
                                                      CLASSIFICATION OF REALIZED/UNREALIZED
                                                                      GAINS
                                                          (LOSSES) INCLUDED IN EARNINGS
                                                     ---------------------------------------
                                                                         NET
                                                         NET         INVESTMENT
                                                     INVESTMENT         GAINS
                                                       INCOME         (LOSSES)        TOTAL
                                                     ----------      ----------      -------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Fixed maturity securities:
  U.S. corporate securities........................       $12          $  (288)      $  (276)
  RMBS.............................................        30                5            35
  Foreign corporate securities.....................        (8)            (202)         (210)
  CMBS.............................................        --                6             6
  ABS..............................................         8              (71)          (63)
  Foreign government securities....................         3               (1)            2
                                                        -----          -------       -------
     Total fixed maturity securities...............       $45          $  (551)      $  (506)
                                                        =====          =======       =======
Equity securities:
  Common stock.....................................     $  --          $    (2)      $    (2)
  Non-redeemable preferred stock...................        --             (251)         (251)
                                                        -----          -------       -------
     Total equity securities.......................       $--          $  (253)      $  (253)
                                                        =====          =======       =======
Trading securities.................................       $16          $    --       $    16
Short-term investments.............................       $--          $    (9)      $    (9)
Net derivatives....................................       $--          $    35       $    35
Net embedded derivatives...........................       $--          $(1,570)      $(1,570)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                               TOTAL GAINS AND LOSSES
                                                     -----------------------------------------
                                                       CLASSIFICATION OF REALIZED/UNREALIZED
                                                        GAINS (LOSSES) INCLUDED IN EARNINGS
                                                     -----------------------------------------
                                                                          NET
                                                         NET           INVESTMENT
                                                     INVESTMENT          GAINS
                                                       INCOME           (LOSSES)         TOTAL
                                                     ----------      -------------      ------
                                                                     (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2008:
Fixed maturity securities:
  U.S. corporate securities........................      $  8            $ (463)        $ (455)
  RMBS.............................................        --                (2)            (2)
  Foreign corporate securities.....................        (6)             (121)          (127)
  CMBS.............................................        --                (6)            (6)
  ABS..............................................         3               (83)           (80)
  State and political subdivision securities.......        --                 1              1
  Foreign government securities....................         4                (9)            (5)
                                                       ------            ------         ------
     Total fixed maturity securities...............      $  9            $ (683)        $ (674)
                                                       ======            ======         ======
Equity securities:
  Common stock.....................................    $   --            $    2         $    2
  Non-redeemable preferred stock...................        --              (130)          (130)
                                                       ------            ------         ------
     Total equity securities.......................      $ --            $ (128)        $ (128)
                                                       ======            ======         ======
Trading securities.................................      $(26)           $   --         $  (26)
Short-term investments.............................      $  1            $   (3)        $   (2)
Net derivatives....................................      $ --            $  (60)        $  (60)
Net embedded derivatives...........................      $ --            $1,631         $1,631

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below summarize the portion of unrealized gains and losses recorded in earnings for the years ended December 31, 2009 and 2008 for Level 3 assets and liabilities that were still held at December 31, 2009 and 2008, respectively.

                                                       CHANGES IN UNREALIZED GAINS (LOSSES)
                                                     RELATING TO ASSETS AND LIABILITIES HELD
                                                               AT DECEMBER 31, 2009
                                                     ---------------------------------------
                                                                         NET
                                                         NET         INVESTMENT
                                                     INVESTMENT         GAINS
                                                       INCOME         (LOSSES)        TOTAL
                                                     ----------      ----------      -------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Fixed maturity securities:
  U.S. corporate securities........................       $11          $  (281)      $  (270)
  RMBS.............................................        30                6            36
  Foreign corporate securities.....................        (7)            (106)         (113)
  CMBS.............................................        --               (5)           (5)
  ABS..............................................         8              (97)          (89)
  Foreign government securities....................         3               --             3
                                                        -----          -------       -------
     Total fixed maturity securities...............       $45          $  (483)      $  (438)
                                                        =====          =======       =======
Equity securities:
  Common stock.....................................     $  --          $    (1)      $    (1)
  Non-redeemable preferred stock...................        --             (128)         (128)
                                                        -----          -------       -------
     Total equity securities.......................       $--          $  (129)      $  (129)
                                                        =====          =======       =======
Trading securities.................................       $15          $    --       $    15
Net derivatives....................................       $--          $    96       $    96
Net embedded derivatives...........................       $--          $(1,568)      $(1,568)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                                       RELATING TO ASSETS AND LIABILITIES
                                                            HELD AT DECEMBER 31, 2008
                                                     --------------------------------------
                                                                         NET
                                                         NET         INVESTMENT
                                                     INVESTMENT         GAINS
                                                       INCOME         (LOSSES)        TOTAL
                                                     ----------      ----------      ------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2008:
Fixed maturity securities:
  U.S. corporate securities........................      $  6          $ (283)       $ (277)
  RMBS.............................................        --              --            --
  Foreign corporate securities.....................        (8)           (120)         (128)
  CMBS.............................................        --              --            --
  ABS..............................................         3             (63)          (60)
  Foreign government securities....................         4              --             4
                                                       ------          ------        ------
     Total fixed maturity securities...............      $  5          $ (466)       $ (461)
                                                       ======          ======        ======
Equity securities:
  Common stock.....................................    $   --          $   (1)       $   (1)
  Non-redeemable preferred stock...................        --            (113)         (113)
                                                       ------          ------        ------
     Total equity securities.......................      $ --          $ (114)       $ (114)
                                                       ======          ======        ======
Trading securities.................................      $(18)         $   --        $  (18)
Net derivatives....................................      $ --          $  (93)       $  (93)
Net embedded derivatives...........................      $ --          $1,632        $1,632


  NON-RECURRING FAIR VALUE MEASUREMENTS

     Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables above. The amounts below relate to certain investments measured at estimated fair value during the period and still held as of the reporting dates.

                                                       FOR THE YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------
                                                2009                                      2008
                              ---------------------------------------   ---------------------------------------
                                                ESTIMATED                                 ESTIMATED
                                 CARRYING          FAIR                    CARRYING          FAIR
                              VALUE PRIOR TO   VALUE AFTER     GAINS    VALUE PRIOR TO   VALUE AFTER     GAINS
                                IMPAIRMENT      IMPAIRMENT   (LOSSES)     IMPAIRMENT      IMPAIRMENT   (LOSSES)
                              --------------   -----------   --------   --------------   -----------   --------
                                                                (IN MILLIONS)
Mortgage loans (1):
  Held-for-investment.......       $248            $168        $ (80)        $234            $188        $(46)
  Held-for-sale.............         --              --           --           26              16         (10)
                                   ----            ----        -----         ----            ----        ----
     Mortgage loans, net....       $248            $168        $ (80)        $260            $204        $(56)
                                   ====            ====        =====         ====            ====        ====
Other limited partnership
  interests (2).............       $805            $517        $(288)        $230            $131        $(99)
Real estate joint ventures
  (3).......................       $ 80            $ 43        $ (37)        $ --            $ --        $ --

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) Mortgage Loans -- The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

   (2) Other Limited Partnership Interests -- The impaired investments presented above were accounted for using the cost basis. Impairments on these cost basis investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in a diversified pool of investments across certain investment strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; below investment grade debt and mezzanine debt funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $321 million as of December 31, 2009.

   (3) Real Estate Joint Ventures -- The impaired investments presented above were accounted for using the cost basis. Impairments on these cost basis investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $45 million as of December 31, 2009.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                             DAC      VOBA    TOTAL
                                                           -------   -----   -------
                                                                 (IN MILLIONS)
Balance at January 1, 2007...............................  $ 8,598   $ 293   $ 8,891
  Effect of adoption of new accounting principle.........     (195)   (123)     (318)
  Capitalizations........................................      886      --       886
                                                           -------   -----   -------
     Subtotal............................................    9,289     170     9,459
                                                           -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).......................     (114)     (1)     (115)
     Other expenses......................................      735      23       758
                                                           -------   -----   -------
       Total amortization................................      621      22       643
                                                           -------   -----   -------
  Less: Unrealized investment gains (losses).............      110      71       181
  Less: Other............................................        7      --         7
                                                           -------   -----   -------
Balance at December 31, 2007.............................    8,551      77     8,628
  Capitalizations........................................      901      --       901
                                                           -------   -----   -------
     Subtotal............................................    9,452      77     9,529
                                                           -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).......................      157      (4)      153
     Other expenses......................................      909      19       928
                                                           -------   -----   -------
       Total amortization................................    1,066      15     1,081
                                                           -------   -----   -------
  Less: Unrealized investment gains (losses).............   (2,274)   (146)   (2,420)
  Less: Other............................................       (2)     (1)       (3)
                                                           -------   -----   -------
Balance at December 31, 2008.............................   10,662     209    10,871
  Capitalizations........................................      857      --       857
                                                           -------   -----   -------
     Subtotal............................................   11,519     209    11,728
                                                           -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).......................     (254)     (1)     (255)
     Other expenses......................................      648      22       670
                                                           -------   -----   -------
       Total amortization................................      394      21       415
                                                           -------   -----   -------
  Less: Unrealized investment gains (losses).............    1,897      52     1,949
                                                           -------   -----   -------
Balance at December 31, 2009.............................  $ 9,228   $ 136   $ 9,364
                                                           =======   =====   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $11 million in 2010, $10 million in 2011, $10 million in 2012, $10 million in 2013 and $9 million in 2014.

     Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding DAC and VOBA by segment is as follows:

                                              DAC               VOBA              TOTAL
                                       ----------------   ---------------   ----------------
                                                            DECEMBER 31,
                                       -----------------------------------------------------
                                        2009      2008     2009     2008     2009      2008
                                       ------   -------   ------   ------   ------   -------
                                                           (IN MILLIONS)
Insurance Products...................  $7,034   $ 8,404    $114     $175    $7,148   $ 8,579
Retirement Products..................   2,125     2,188      20       31     2,145     2,219
Corporate Benefit Funding............      67        68      --       --        67        68
Corporate & Other....................       2         2       2        3         4         5
                                       -- ---   --- ---    ----     ----    -- ---   --- ---
  Total..............................  $9,228   $10,662    $136     $209    $9,364   $10,871
                                       == ===   === ===    ====     ====    == ===   === ===



7.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding goodwill is as follows:

                                                                  DECEMBER 31,
                                                               ------------------
                                                               2009   2008   2007
                                                               ----   ----   ----
                                                                  (IN MILLIONS)
Balance at beginning of the period...........................  $111   $108   $106
Acquisitions.................................................    --      3      2
                                                               ----   ----   ----
Balance at the end of the period.............................  $111   $111   $108
                                                               ====   ====   ====



     Information regarding goodwill by segment and reporting unit is as follows:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2009   2008
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Insurance Products:
  Group life......................................................  $  3   $  3
  Individual life.................................................    27     27
  Non-medical health..............................................    65     65
                                                                    ----   ----
     Total Insurance Products.....................................    95     95
Retirement Products...............................................    10     10
Corporate Benefit Funding.........................................     2      2
Corporate & Other.................................................     4      4
                                                                    ----   ----
Total.............................................................  $111   $111
                                                                    ====   ====



     As described in more detail in Note 1, the Company performed its annual goodwill impairment tests during the third quarter of 2009 based upon data at June 30, 2009 that indicated that goodwill was not impaired. During the fourth quarter of 2009, the Company realigned its reportable segments. See Notes 1 and
17. The 2009 annual goodwill impairment tests were based on the segment structure in existence prior to such realignment. The realignment did not significantly change the reporting units for goodwill impairment testing purposes and management concluded that no additional tests were required at December 31, 2009.

     Previously, due to economic conditions, the sustained low level of equity markets, declining market capitalizations in the insurance industry and lower operating earnings projections, particularly in individual

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


annuity and variable & universal life reporting units, management performed an interim goodwill impairment test at December 31, 2008 and again, for certain reporting units most affected by the current economic environment at March 31, 2009. Based upon the tests performed, management concluded no impairment of goodwill had occurred for any of the Company's reporting units at March 31, 2009 and December 31, 2008.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

8.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are as follows:

                                                             POLICYHOLDER          OTHER
                                        FUTURE POLICY          ACCOUNT          POLICYHOLDER
                                           BENEFITS            BALANCES            FUNDS
                                      -----------------   -----------------   ---------------
                                                            DECEMBER 31,
                                      -------------------------------------------------------
                                        2009      2008      2009      2008     2009     2008
                                      -------   -------   -------   -------   ------   ------
                                                           (IN MILLIONS)
Insurance Products..................   68,352    66,725    18,947    17,665    5,296    5,098
Retirement Products.................    2,152     2,041    21,471    21,761       22       17
Corporate Benefit Funding...........   29,118    28,846    46,137    53,829      210      244
Corporate & Other...................      338       571        35        53       99      124
                                      -------   -------   -------   -------   ------   ------
  Total.............................  $99,960   $98,183   $86,590   $93,308   $5,627   $5,483
                                      =======   =======   =======   =======   ======   ======



     See Note 9 for discussion of affiliated reinsurance liabilities included in the table above.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding the VODA and VOCRA, which are reported in other assets, is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $427      $431      $439
Acquisitions..............................................    --         9        --
Amortization..............................................   (15)      (13)       (8)
                                                            ----      ----      ----
Balance at December 31,...................................  $412      $427      $431
                                                            ====      ====      ====



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $19 million in 2010, $22 million in 2011, $25 million in 2012, $27 million in 2013 and $29 million in 2014. See Note 2 for a description of acquisitions and dispositions.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $144      $132      $121
Capitalization............................................    51        40        29
Amortization..............................................   (22)      (28)      (18)
                                                            ----      ----      ----
Balance at December 31,...................................  $173      $144      $132
                                                            ====      ====      ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $53.0 billion and $48.2 billion at December 31, 2009 and 2008, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $27.4 billion and $24.1 billion at December 31, 2009 and 2008, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 3.35% and 4.40% at December 31, 2009 and 2008, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.1 billion, $1.3 billion and $1.3 billion for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company's proportional interest in separate accounts is included in the consolidated balance sheets as follows:

                                                                     DECEMBER 31,
                                                                    --------------
                                                                    2009      2008
                                                                    ----      ----
                                                                     (IN MILLIONS)
Fixed maturity securities.........................................   $--       $ 5
Equity securities.................................................   $35       $16
Cash and cash equivalents.........................................   $--       $--


     For the years ended December 31, 2009, 2008 and 2007, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. Dollars or foreign currencies, to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2009, 2008 and 2007, the Company issued $4.3 billion, $5.7 billion and $4.6 billion, respectively, and repaid $6.4 billion, $7.6 billion and $3.7 billion, respectively, of such funding agreements. At December 31, 2009 and 2008, funding agreements outstanding, which are included in policyholder account balances, were $16.2 billion and $17.3 billion, respectively. During the years ended December 31, 2009, 2008 and 2007, interest credited on the funding agreements, which are included in interest credited to policyholder account balances, was $519 million, $840 million and $917 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Metropolitan Life Insurance Company is a member of the FHLB of NY and holds $742 million and $830 million of common stock of the FHLB of NY at December 31, 2009 and 2008, respectively, which is included in equity securities. MLIC has also entered into funding agreements with the FHLB of NY whereby MLIC has issued such funding agreements in exchange for cash and for which the FHLB of NY has been granted a lien on certain MLIC assets, including RMBS to collateralize MLIC's obligations under the funding agreements. MLIC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by MLIC, the FHLB of NY's recovery on the collateral is limited to the amount of MLIC's liability to the FHLB of NY. The amount of the Company's liability for funding agreements with the FHLB of NY was $13.7 billion and $15.2 billion at December 31, 2009 and 2008, respectively, which is included in policyholder account balances. The advances on these agreements are collateralized by mortgage-backed securities with estimated fair values of $15.1 billion and $17.8 billion at December 31, 2009 and 2008, respectively. During the years ended December 31, 2009, 2008 and 2007, interest credited on the funding agreements, which are included in interest credited to policyholder account balances, was $333 million, $229 million and $94 million, respectively.

     The temporary contingent increase in MLIC's borrowing capacity that was in effect on December 31, 2008 expired December 31, 2009.

     Metropolitan Life Insurance Company has issued funding agreements to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer MAC, a federally chartered instrumentality of the United States. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of the Company's liability for funding agreements issued to such SPEs was $2.5 billion at both December 31, 2009 and 2008, which is included in policyholder account balances. The obligations under these funding agreements are collateralized by designated agricultural real estate mortgage loans with estimated fair values of $2.9 billion at both December 31, 2009 and 2008. During the years ended December 31, 2009, 2008 and 2007, interest credited on the funding agreements, which are included in interest credited to policyholder account balances, was $132 million, $132 million and $117 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                       ---------------------------
                                                         2009      2008      2007
                                                       -------   -------   -------
                                                              (IN MILLIONS)
Balance at January 1,................................  $ 5,669   $ 5,174   $ 4,500
  Less: Reinsurance recoverables.....................     (266)     (265)     (268)
                                                       -------   -------   -------
Net balance at January 1,............................    5,403     4,909     4,232
                                                       -------   -------   -------
Incurred related to:
  Current year.......................................    4,480     4,063     3,743
  Prior years........................................      (14)      (86)     (104)
                                                       -------   -------   -------
                                                         4,466     3,977     3,639
                                                       -------   -------   -------
Paid related to:
  Current year.......................................   (2,664)   (2,481)   (2,077)
  Prior years........................................   (1,257)   (1,002)     (885)
                                                       -------   -------   -------
                                                        (3,921)   (3,483)   (2,962)
                                                       -------   -------   -------
Net balance at December 31,..........................    5,948     5,403     4,909
  Add: Reinsurance recoverables......................      354       266       265
                                                       -------   -------   -------
Balance at December 31,..............................  $ 6,302   $ 5,669   $ 5,174
                                                       =======   =======   =======



     During 2009, 2008 and 2007, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $14 million, $86 million and $104 million, respectively, due to improved loss ratios for non-medical health claim liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                    DECEMBER 31,
                                          ---------------------------------------------------------------
                                                       2009                             2008
                                          ------------------------------   ------------------------------
                                              IN THE             AT            IN THE             AT
                                          EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                          --------------   -------------   --------------   -------------
                                                                   (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................     $   4,225             N/A        $   3,177             N/A
Net amount at risk (2)..................     $     218 (3)         N/A        $     706 (3)         N/A
Average attained age of
  contractholders.......................      60 years             N/A         60 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................     $  34,891       $   9,739        $  28,448       $   5,693
Net amount at risk (2)..................     $   2,516 (3)   $   1,552 (4)    $   6,081 (3)   $   2,399 (4)
Average attained age of
  contractholders.......................      62 years        58 years         62 years        58 years
TWO TIER ANNUITIES
General account value...................           N/A       $     282              N/A       $     283
Net amount at risk (2)..................           N/A       $      50 (5)          N/A       $      50 (5)
Average attained age of
  contractholders.......................           N/A        61 years              N/A        60 years



                                                                  DECEMBER 31,
                                            -------------------------------------------------------
                                                       2009                          2008
                                            -------------------------     -------------------------
                                             SECONDARY       PAID-UP       SECONDARY       PAID-UP
                                            GUARANTEES     GUARANTEES     GUARANTEES     GUARANTEES
                                            ----------     ----------     ----------     ----------
                                                                 (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account)................................   $   5,679      $   1,297      $   4,908      $   1,349
Net amount at risk (2)....................   $  92,771 (3)  $  11,521 (3)  $ 102,690 (3)  $  12,485 (3)
Average attained age of policyholders.....    48 years       56 years       49 years       55 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

   (5) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                      UNIVERSAL AND VARIABLE
                                                                          LIFE CONTRACTS
                                                                     -----------------------
                                             ANNUITY CONTRACTS
                                        --------------------------
                                        GUARANTEED     GUARANTEED
                                           DEATH     ANNUITIZATION    SECONDARY     PAID-UP
                                         BENEFITS       BENEFITS     GUARANTEES   GUARANTEES   TOTAL
                                        ----------   -------------   ----------   ----------   -----
                                                                (IN MILLIONS)
DIRECT
  Balance, at January 1, 2007.........     $ 21           $13            $ 9          $ 9       $ 52
     Incurred guaranteed benefits.....        9             6              4            3         22
     Paid guaranteed benefits.........       (2)           --             --           --         (2)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2007.......       28            19             13           12         72
     Incurred guaranteed benefits.....       59            70             14            1        144
     Paid guaranteed benefits.........      (18)           --             --           --        (18)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2008.......       69            89             27           13        198
     Incurred guaranteed benefits.....       21            --             40            8         69
     Paid guaranteed benefits.........      (33)           --             --           --        (33)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2009.......     $ 57           $89            $67          $21       $234
                                           ====           ===            ===          ===       ====
CEDED
  Balance, at January 1, 2007.........     $ 15           $ 6            $--          $--       $ 21
     Incurred guaranteed benefits.....        5            (2)            --           --          3
     Paid guaranteed benefits.........       --            --             --           --         --
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2007.......       20             4             --           --         24
     Incurred guaranteed benefits.....       32            22             --           --         54
     Paid guaranteed benefits.........      (12)           --             --           --        (12)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2008.......       40            26             --           --         66
     Incurred guaranteed benefits.....       30             2             44            8         84
     Paid guaranteed benefits.........      (33)           --             --           --        (33)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2009.......     $ 37           $28            $44          $ 8       $117
                                           ====           ===            ===          ===       ====
NET
  Balance, at January 1, 2007.........     $  6           $ 7            $ 9          $ 9       $ 31
     Incurred guaranteed benefits.....        4             8              4            3         19
     Paid guaranteed benefits.........       (2)           --             --           --         (2)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2007.......        8            15             13           12         48
     Incurred guaranteed benefits.....       27            48             14            1         90
     Paid guaranteed benefits.........       (6)           --             --           --         (6)
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2008.......       29            63             27           13        132
     Incurred guaranteed benefits.....       (9)           (2)            (4)          --        (15)
     Paid guaranteed benefits.........       --            --             --           --         --
                                           ----           ---            ---          ---       ----
  Balance, at December 31, 2009.......     $ 20           $61            $23          $13       $117
                                           ====           ===            ===          ===       ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2009      2008
                                                                -------   -------
                                                                  (IN MILLIONS)
Fund Groupings:
  Equity......................................................  $16,701   $12,973
  Balanced....................................................    8,762     5,342
  Bond........................................................    3,342     2,837
  Money Market................................................      369       419
  Specialty...................................................      794       219
                                                                -------   -------
     Total....................................................  $29,968   $21,790
                                                                =======   =======



9.  REINSURANCE

     The Company's Insurance Products segment participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

     For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies that it wrote through its various subsidiaries. During 2005, the Company changed its retention practices for certain individual life insurance policies. Under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million. Retention limits remain unchanged for other new individual life insurance policies. Policies reinsured in years prior to 2005 remain reinsured under the original reinsurance agreements. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards.

     For other policies within the Insurance Products segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

     The Company's Retirement Products segment reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Retirement Products segment also reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company enters into similar agreements for new or in-force business depending on market conditions.

     The Company's Corporate Benefit Funding segment has periodically engaged in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers and periodically monitors collectibility of reinsurance balances. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which as of December 31, 2009 and 2008, were immaterial.

     The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2009, the Company had $2.2 billion of unsecured unaffiliated reinsurance recoverable balances.

     At December 31, 2009, the Company had $5.5 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 80%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.4 billion of which were unsecured.

     The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                         ---------------------------
                                                           2009      2008      2007
                                                         -------   -------   -------
                                                                (IN MILLIONS)
PREMIUMS:
  Direct premiums......................................  $19,285   $19,246   $17,411
  Reinsurance assumed..................................    1,197     1,334       951
  Reinsurance ceded....................................   (1,853)   (2,136)   (1,927)
                                                         -------   -------   -------
     Net premiums......................................  $18,629   $18,444   $16,435
                                                         =======   =======   =======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Direct universal life and investment-type product
     policy fees.......................................  $ 2,565   $ 2,741   $ 2,589
  Reinsurance assumed..................................        9         7         2
  Reinsurance ceded....................................     (507)     (463)     (345)
                                                         -------   -------   -------
     Net universal life and investment-type product
       policy fees.....................................  $ 2,067   $ 2,285   $ 2,246
                                                         =======   =======   =======
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims..............  $21,570   $21,863   $19,454
  Reinsurance assumed..................................    1,045     1,018       530
  Reinsurance ceded....................................   (1,953)   (2,182)   (1,709)
                                                         -------   -------   -------
     Net policyholder benefits and claims..............  $20,662   $20,699   $18,275
                                                         =======   =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance is as follows:

                                                                DECEMBER 31, 2009
                                                  --------------------------------------------
                                                    TOTAL
                                                   BALANCE                       TOTAL, NET OF
                                                    SHEET    ASSUMED    CEDED     REINSURANCE
                                                  --------   -------   -------   -------------
                                                                  (IN MILLIONS)
ASSETS:
Premiums and other receivables..................  $ 26,375    $  525   $24,885      $    965
Deferred policy acquisition costs and value of
  business acquired.............................     9,364       343      (575)        9,596
                                                  --------    ------   -------      --------
  Total assets..................................  $ 35,739    $  868   $24,310      $ 10,561
                                                  ========    ======   =======      ========
LIABILITIES:
Future policy benefits..........................  $ 99,960    $1,771   $    --      $ 98,189
Policyholder account balances...................    86,590       810        --        85,780
Other policyholder funds........................     5,627       270      (169)        5,526
Other liabilities...............................    33,690     6,788    19,150         7,752
                                                  --------    ------   -------      --------
  Total liabilities.............................  $225,867    $9,639   $18,981      $197,247
                                                  ========    ======   =======      ========




                                                                DECEMBER 31, 2008
                                                  --------------------------------------------
                                                    TOTAL
                                                   BALANCE                       TOTAL, NET OF
                                                    SHEET    ASSUMED    CEDED     REINSURANCE
                                                  --------   -------   -------   -------------
                                                                  (IN MILLIONS)
ASSETS:
Premiums and other receivables..................  $ 28,290    $  790   $24,720      $  2,780
Deferred policy acquisition costs and value of
  business acquired.............................    10,871       269      (594)       11,196
                                                  --------    ------   -------      --------
  Total assets..................................  $ 39,161    $1,059   $24,126      $ 13,976
                                                  ========    ======   =======      ========
LIABILITIES:
Future policy benefits..........................  $ 98,183    $1,866   $    --      $ 96,317
Policyholder account balances...................    93,308       702        --        92,606
Other policyholder funds........................     5,483       256      (233)        5,460
Other liabilities...............................    29,350     4,945    16,772         7,633
                                                  --------    ------   -------      --------
  Total liabilities.............................  $226,324    $7,769   $16,539      $202,016
                                                  ========    ======   =======      ========



     The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter, First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont ("MRV") and Metropolitan Tower Life Insurance Company, all of which are related parties.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations is as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                              2009     2008    2007
                                                             ------   -----   -----
                                                                  (IN MILLIONS)
PREMIUMS:
  Reinsurance assumed (1),(2)..............................  $   66   $  43   $  23
  Reinsurance ceded........................................     (43)    (46)   (113)
                                                             ------   -----   -----
     Net premiums..........................................  $   23   $  (3)  $ (90)
                                                             ======   =====   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Reinsurance assumed......................................  $    9   $   7   $   2
  Reinsurance ceded........................................    (177)   (178)   (112)
                                                             ------   -----   -----
     Net universal life and investment-type product policy
       fees................................................  $ (168)  $(171)  $(110)
                                                             ======   =====   =====
OTHER REVENUES:
  Reinsurance assumed......................................  $   (4)  $  (5)  $  (4)
  Reinsurance ceded (3)....................................     901     923      --
                                                             ------   -----   -----
     Net other revenues....................................  $  897   $ 918   $  (4)
                                                             ======   =====   =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Reinsurance assumed (2)..................................  $   75   $  57   $  32
  Reinsurance ceded........................................     (91)   (133)    (80)
                                                             ------   -----   -----
     Net policyholder benefits and claims..................  $  (16)  $ (76)  $ (48)
                                                             ======   =====   =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Reinsurance assumed......................................  $   10   $  22   $  18
  Reinsurance ceded........................................     (78)    (70)    (65)
                                                             ------   -----   -----
     Net interest credited to policyholder account
       balances............................................  $  (68)  $ (48)  $ (47)
                                                             ======   =====   =====
POLICYHOLDER DIVIDENDS:
  Reinsurance assumed......................................  $   --   $  --   $  --
  Reinsurance ceded........................................     (18)    (20)    (29)
                                                             ------   -----   -----
     Net policyholder dividends............................  $  (18)  $ (20)  $ (29)
                                                             ======   =====   =====
OTHER EXPENSES:
  Reinsurance assumed (1)..................................  $  331   $ 128   $ 143
  Reinsurance ceded (2),(3)................................     791     825     (31)
                                                             ------   -----   -----
     Net other expenses....................................  $1,122   $ 953   $ 112
                                                             ======   =====   =====



--------

   (1) In March 2009, MetLife, Inc. completed the sale of Cova Corporation, the parent company of Texas Life Insurance Company ("Texas Life"). After the sale, reinsurance transactions with Texas Life were no longer considered affiliated transactions. For purposes of comparison, the 2008 and 2007 affiliated transactions with Texas Life have been removed from the presentation in the table above. Affiliated transactions with Texas Life

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       at December 31, 2008 included assumed premiums of ($1) million, and at December 31, 2007 included interest costs on assumed reinsurance of $1 million.

   (2) As discussed in Note 2, in September 2008, MetLife, Inc. completed a tax-free split-off of its majority owned subsidiary, RGA. In connection with this transaction, GALIC dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA. As a result of the Company's dividend of interests in RGA, reinsurance transactions between RGA and affiliates were no longer considered affiliated transactions. For purposes of comparison, the 2008 and 2007 affiliated transactions between RGA and affiliates have been removed from the presentation in the table above. Affiliated transactions between RGA and affiliates at December 31, 2008 included assumed premiums, assumed benefits and interest costs on ceded reinsurance of ($14) million, $42 million and $6 million, respectively, and at December 31, 2007 included ceded premiums, ceded benefits and ceded interest costs of $29 million, $22 million and $36 million, respectively.

   (3) In December 2007, the Company ceded a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, an affiliate. In connection with this cession, the Company recognized $819 million and $835 million of interest earned on the deposit included within premiums and other receivables as well as certain administrative fees at December 31, 2009 and 2008, respectively. The Company also recognized in other expenses $888 million and $911 million of interest expense associated with funds withheld at December 31, 2009 and 2008, respectively.

     Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets is as follows:

                                                                DECEMBER 31,
                                                   -------------------------------------
                                                          2009                2008
                                                   -----------------   -----------------
                                                   ASSUMED    CEDED    ASSUMED    CEDED
                                                   -------   -------   -------   -------
                                                               (IN MILLIONS)
ASSETS:
Premiums and other receivables...................   $   14   $19,035    $  334   $19,343
Deferred policy acquisition costs and value of
  business acquired..............................      307      (399)      227      (406)
                                                    ------   -------    ------   -------
  Total assets...................................   $  321   $18,636    $  561   $18,937
                                                    ======   =======    ======   =======
LIABILITIES:
Future policy benefits...........................   $  400   $    --    $  395   $    --
Policyholder account balances....................      721        --       606        --
Other policyholder funds.........................       30      (169)       27      (232)
Other liabilities................................    6,440    17,034     4,642    15,567
                                                    ------   -------    ------   -------
  Total liabilities..............................   $7,591   $16,865    $5,670   $15,335
                                                    ======   =======    ======   =======



     Effective December 31, 2009, the Company entered into a reinsurance agreement to cede two blocks of business to MRV, on a 75% coinsurance funds withheld basis. This agreement covers certain term life insurance policies issued by the Company in 2007 and 2008 and certain universal life insurance policies issued by the Company from 2007 through 2009. This agreement transfers risk to MRV, and is therefore accounted for as reinsurance. As a result of the agreement, the Company capitalized a net deferred gain of $67 million, included in DAC and other liabilities; affiliated reinsurance recoverables, included in premiums and other receivables, increased $220 million; the Company recorded a funds withheld liability for $160 million, included in other liabilities; and unearned revenue, included in other policyholder funds, was reduced by $7 million.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has ceded risks to another affiliate related to guaranteed minimum benefit guarantees written by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their estimated fair value are included within net investment gains (losses). The embedded derivatives are included within premiums and other receivables and were assets of $263 million and $797 million at December 31, 2009 and 2008, respectively. For the years ended December 31, 2009, 2008 and 2007, net investment gains (losses) included in ($596) million, $729 million and $42 million, respectively, in changes in the estimated fair value of such embedded derivatives, as well as the associated bifurcation fees.

     Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and (increased) decreased the funds withheld balance by ($101) million and $1,203 million at December 31, 2009 and 2008, respectively. The change in estimated fair value of the embedded derivative, included in net investment gains (losses), was ($1,304) million and $1,203 million, for the years ended December 31, 2009 and 2008, respectively.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2009, the Company had $1.3 billion of unsecured affiliated reinsurance recoverable balances.

10.  CLOSED BLOCK

     On April 7, 2000, (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

     Recent experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized losses, have resulted in a policyholder dividend obligation of zero at both December 31, 2009 and 2008. The policyholder dividend obligation of zero and the Company's decision to revise the expected policyholder dividend scales, which are based upon statutory results, have resulted in a reduction to both actual and expected cumulative earnings of the closed block. Amortization of the closed block DAC, which resides outside of the closed block, will be based upon actual cumulative earnings rather than expected cumulative earnings of the closed block until such time as the actual cumulative earnings of the closed block exceed the expected cumulative earnings, at which time the policyholder dividend obligation will be reestablished. Actual cumulative earnings less than expected cumulative earnings will result in future adjustments to DAC and net income of the Company and increase sensitivity of the Company's net income to movements in closed block results.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block liabilities and assets designated to the closed block is as follows:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2009      2008
                                                                -------   -------
                                                                  (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits........................................  $43,576   $43,520
Other policyholder funds......................................      307       315
Policyholder dividends payable................................      615       711
Payables for collateral under securities loaned and other
  transactions................................................       --     2,852
Other liabilities.............................................      576       254
                                                                -------   -------
  Total closed block liabilities..............................   45,074    47,652
                                                                -------   -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $27,129 and $27,947,
     respectively)............................................   27,375    26,205
  Equity securities available-for-sale, at estimated fair
     value (cost: $204 and $280, respectively)................      218       210
  Mortgage loans..............................................    6,200     7,243
  Policy loans................................................    4,538     4,426
  Real estate and real estate joint ventures held-for-
     investment...............................................      321       381
  Short-term investments......................................        1        52
  Other invested assets.......................................      463       952
                                                                -------   -------
     Total investments........................................   39,116    39,469
Cash and cash equivalents.....................................      241       262
Accrued investment income.....................................      489       484
Premiums and other receivables................................       78        98
Current income tax recoverable................................      112        --
Deferred income tax assets....................................      612     1,632
                                                                -------   -------
  Total assets designated to the closed block.................   40,648    41,945
                                                                -------   -------
Excess of closed block liabilities over assets designated to
  the closed block............................................    4,426     5,707
                                                                -------   -------
Amounts included in accumulated other comprehensive income
  (loss):
  Unrealized investment gains (losses), net of income tax of
     $89 and ($633), respectively.............................      166    (1,174)
  Unrealized gains (losses) on derivative instruments, net of
     income tax of ($3) and ($8), respectively................       (5)      (15)
                                                                -------   -------
  Total amounts included in accumulated other comprehensive
     income (loss)............................................      161    (1,189)
                                                                -------   -------
Maximum future earnings to be recognized from closed block
  assets and liabilities......................................  $ 4,587   $ 4,518
                                                                =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block policyholder dividend obligation is as follows:

                                                                    YEARS ENDED
                                                                    DECEMBER 31,
                                                                 -----------------
                                                                  2008       2007
                                                                 -----      ------
                                                                   (IN MILLIONS)
Balance at January 1,..........................................  $ 789      $1,063
Change in unrealized investment and derivative gains (losses)..   (789)       (274)
                                                                 -----      ------
Balance at December 31,........................................  $  --      $  789
                                                                 =====      ======



     Information regarding the closed block revenues and expenses is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2009     2008     2007
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
REVENUES
Premiums.................................................  $2,708   $2,787   $2,870
Net investment income and other revenues.................   2,197    2,248    2,350
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities..........................................    (107)     (94)      (3)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive loss..      40       --       --
  Other net investment gains (losses), net...............     199       10       31
                                                           ------   ------   ------
     Total net investment gains (losses).................     132      (84)      28
                                                           ------   ------   ------
     Total revenues......................................   5,037    4,951    5,248
                                                           ------   ------   ------
EXPENSES
Policyholder benefits and claims.........................   3,329    3,393    3,457
Policyholder dividends...................................   1,394    1,498    1,492
Other expenses...........................................     203      217      231
                                                           ------   ------   ------
     Total expenses......................................   4,926    5,108    5,180
                                                           ------   ------   ------
Revenues, net of expenses before provision for income tax
  expense (benefit)......................................     111     (157)      68
Provision (benefit) for income tax expense (benefit).....      36      (68)      21
                                                           ------   ------   ------
Revenues, net of expenses and provision for income tax
  expense (benefit)......................................  $   75   $  (89)  $   47
                                                           ======   ======   ======



     The change in the maximum future earnings of the closed block is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2009     2008     2007
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
Balance at December 31,..................................  $4,587   $4,518   $4,429
Less:
  Cumulative effect of a change in accounting principle,
     net of income tax...................................      --       --       (4)
  Closed block adjustment (1)............................     144       --       --
Balance at January 1,....................................   4,518    4,429    4,480
                                                           ------   ------   ------
Change during year.......................................  $  (75)  $   89   $  (47)
                                                           ======   ======   ======



--------

   (1) The closed block adjustment represents an intra-company reallocation of assets which affected the closed block. The adjustment had no impact on the Company's consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

11.  LONG-TERM AND SHORT-TERM DEBT

     Long-term and short-term debt outstanding is as follows:

                                            INTEREST RATES
                                       ------------------------                 DECEMBER 31,
                                                       WEIGHTED               ---------------
                                          RANGE         AVERAGE    MATURITY    2009     2008
                                       -----------     --------   ---------   ------   ------
                                                                               (IN MILLIONS)
Surplus notes -- affiliated..........  2.23%-7.38%       4.80%    2011-2037   $1,986   $1,394
Surplus notes........................  7.63%-7.88%       7.98%    2015-2025      698      698
Capital notes -- affiliated..........     7.13%          7.13%    2032-2033      500      500
Mortgage loans -- affiliated.........  7.01%-7.26%       7.19%       2020        200       --
Other notes with varying interest
  rates..............................  3.76%-8.56%       8.49%    2010-2016       65       66
Secured demand note -- affiliated....     0.50%          0.50%       2011         25       25
Capital lease obligations............                                             28       39
                                                                              ------   ------
Total long-term debt.................                                          3,502    2,722
Total short-term debt................                                            319      414
                                                                              ------   ------
  Total..............................                                         $3,821   $3,136
                                                                              ======   ======



     The aggregate maturities of long-term debt at December 31, 2009 for the next five years are $64 million in 2010, $1,100 million in 2011, less than $1 million in 2012, less than $1 million in 2013, $217 million in 2014 and $2,120 million thereafter.

     Capital lease obligations and mortgage loans are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes and capital notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with prior approval of the insurance department of the state of domicile, whereas capital notes may or may not require this prior approval.

     Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all covenants at both December 31, 2009 and 2008.

  SURPLUS NOTES -- AFFILIATED

     On December 31, 2009, the Company's $700 million surplus note issued to MetLife, Inc. was renewed and increased to $775 million, extending the maturity to 2011 with an interest rate of 6-month LIBOR plus 1.80%.

     On December 28, 2009, the Company issued a surplus note to MetLife, Inc. for $300 million maturing in 2011 with an interest rate of 6-month LIBOR plus 1.80%. This transaction was settled by the transfer of securities from MetLife, Inc. to the Company.

     On September 29, 2009, the Company issued a $217 million surplus note to MetLife Mexico, S.A., an affiliate, maturing in 2014 with an interest rate of 6.46%.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In December 2007, the Company repaid the $800 million surplus note issued in December 2005 with an interest rate of 5.00% to MetLife, Inc. and then issued to MetLife, Inc. a $700 million surplus note maturing in 2009 with an interest rate of LIBOR plus 1.15%.

     In December 2007, the Company issued a $694 million surplus note with an interest rate of 7.38% to MetLife Capital Trust IV, an affiliate.

  SECURED DEMAND NOTE -- AFFILIATED

     Effective September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The Company has not exercised its right to sell or repledge the collateral.

  MORTGAGE LOANS -- AFFILIATED

     On December 30, 2009, two wholly-owned real estate subsidiaries of the Company issued notes aggregating $200 million to MetLife Insurance Company of Connecticut and its wholly-owned subsidiary, MetLife Investors USA Insurance Company, both affiliates of the Company. These affiliated mortgage loans are secured by real estate held by the Company for investment. Of these loans, $60 million bears interest at a rate of 7.01% payable in quarterly interest payments through maturity in 2020, and $140 million bears interest at a rate of 7.26% and is payable in quarterly principal and interest payments through maturity in 2020.

  SHORT-TERM DEBT

     Short-term debt was $319 million and $414 million at December 31, 2009 and 2008, respectively, which consisted entirely of commercial paper. During the years ended December 31, 2009, 2008 and 2007, the weighted average interest rate of short-term debt was 0.35%, 2.4% and 5.1%, respectively. During the years ended December 31, 2009, 2008 and 2007, the average daily balance of short-term debt was $365 million, $421 million and $927 million, respectively, and was outstanding for an average of 23 days, 25 days and 25 days, respectively.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $166 million, $192 million and $190 million for the years ended December 31, 2009, 2008 and 2007, respectively. These amounts include $105 million, $120 million and $78 million of interest expense related to affiliated debt for the years ended December 31, 2009, 2008 and 2007, respectively.

  CREDIT AND COMMITTED FACILITIES

     The Company maintained an unsecured credit facility and a committed facility of $2.9 billion and $500 million, respectively, at December 31, 2009. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

     Credit Facilities. The unsecured credit facility is used for general corporate purposes. Total fees expensed by the Company associated with this credit facility were $6 million and $4 million for the years ended December 31, 2009 and 2008, respectively. Information on the credit facility at December 31, 2009 is as follows:

                                                               LETTER OF
                                                                 CREDIT                   UNUSED
BORROWER(S)                           EXPIRATION    CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS
-----------                          ------------   --------   ---------   ---------   -----------
                                                             (IN MILLIONS)
MetLife, Inc. and MetLife Funding,
  Inc. ............................  June 2012 (1)   $2,850       $548        $--         $2,302

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) Proceeds are available to be used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. All borrowings under the credit agreement must be repaid by June 2012, except that letters of credit outstanding upon termination may remain outstanding until June 2013.

     Committed Facilities. The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $3 million and $4 million for the years ended December 31, 2009 and 2008, respectively. Information on the committed facility at December 31, 2009 is as follows:

                                                         LETTER OF
                                                           CREDIT                   UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)       EXPIRATION    CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS    (YEARS)
-------------------------      ------------   --------   ---------   ---------   -----------   --------
                                                             (IN MILLIONS)
Exeter Reassurance Company
  Ltd., MetLife, Inc. &
  Missouri Reinsurance
  (Barbados), Inc. ..........  June 2016 (1)    $500        $490        $--          $10           6


--------

   (1) Letters of credit and replacements or renewals thereof issued under this facility of $280 million, $10 million and $200 million are set to expire no later than December 2015, March 2016 and June 2016, respectively.

12.  INCOME TAX

     The provision for income tax from continuing operations is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------
                                                             2009     2008     2007
                                                           -------   ------   ------
                                                                 (IN MILLIONS)
Current:
  Federal................................................  $   386   $  (59)  $1,095
  State and local........................................        3        2       22
  Foreign................................................       --       17        9
                                                           -------   ------   ------
  Subtotal...............................................      389      (40)   1,126
                                                           -------   ------   ------
Deferred:
  Federal................................................   (2,281)   1,689      (53)
  State and local........................................       --       --       18
  Foreign................................................        2        1       (9)
                                                           -------   ------   ------
  Subtotal...............................................   (2,279)   1,690      (44)
                                                           -------   ------   ------
Provision for income tax expense (benefit)...............  $(1,890)  $1,650   $1,082
                                                           =======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------
                                                             2009     2008     2007
                                                           -------   ------   ------
                                                                 (IN MILLIONS)
Tax provision at U.S. statutory rate.....................  $(1,548)  $1,758   $1,185
Tax effect of:
  Tax-exempt investment income...........................     (149)    (116)    (160)
  State and local income tax.............................       --        1       33
  Prior year tax.........................................      (11)      52       38
  Tax credits............................................      (85)     (56)     (41)
  Foreign tax rate differential and change in valuation
     allowance...........................................      (77)     (14)     (18)
  Other, net.............................................      (20)      25       45
                                                           -------   ------   ------
Provision for income tax expense (benefit)...............  $(1,890)  $1,650   $1,082
                                                           =======   ======   ======



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2009     2008
                                                                  ------   ------
                                                                   (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables......................  $3,186   $3,312
  Net operating loss carryforwards..............................      49       24
  Employee benefits.............................................     605      616
  Capital loss carryforwards....................................       5       --
  Tax credit carryforwards......................................     296      298
  Net unrealized investment losses..............................     326    4,062
  Litigation-related and government mandated....................     239      264
  Other.........................................................      58      111
                                                                  ------   ------
                                                                   4,764    8,687
Less: Valuation allowance.......................................      26       14
                                                                  ------   ------
                                                                   4,738    8,673
                                                                  ------   ------
Deferred income tax liabilities:
  Investments, including derivatives............................   1,338    3,918
  DAC...........................................................   2,296    2,167
  Other.........................................................      10       31
                                                                  ------   ------
                                                                   3,644    6,116
                                                                  ------   ------
Net deferred income tax asset...................................  $1,094   $2,557
                                                                  ======   ======



     Domestic net operating loss carryforwards amount to $108 million at December 31, 2009 and will expire beginning in 2025. Foreign net operating loss carryforwards amount to $33 million at December 31, 2009 and were generated in various foreign countries with expiration periods of five years to indefinite expiration. Foreign capital

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

loss carryforwards amount to $13 million at December 31, 2009 and will expire beginning in 2014. Tax credit carryforwards amount to $296 million at December 31, 2009.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating and capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2009, the Company recorded an overall increase to the deferred tax valuation allowance of $12 million, comprised of an increase of $7 million related to certain foreign net operating loss carryforwards and an increase of $5 million related to certain foreign capital loss carryforwards.

     The Company has not established a valuation allowance against the deferred tax asset of $326 million recognized in connection with unrealized losses at December 31, 2009. A valuation allowance was not considered necessary based upon the Company's intent and ability to hold such securities until their recovery or maturity and the existence of tax-planning strategies that include sources of future taxable income against which such losses could be offset.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In early 2009, the Company and the IRS completed and substantially settled the audit years of 2000 to 2002. A few issues not settled have been escalated to the next level, IRS Appeals. The IRS exam of the next audit cycle, years 2003 to 2005, is expected to begin in early 2010.

     The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     At December 31, 2007, the Company's total amount of unrecognized tax benefits was $655 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $475 million. The total amount of unrecognized tax benefits decreased by $142 million from January 1, 2007 primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, post-sale purchase price adjustments and reinsurance offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $171 million, were reclassified to current and deferred income tax payable, as applicable, and a payment of $156 million was made in December of 2007, with $6 million paid in 2009 and the remaining $9 million to be paid in future years.

     At December 31, 2008, the Company's total amount of unrecognized tax benefits was $593 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $485 million. The total amount of unrecognized tax benefits decreased by $62 million from December 31, 2007 primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, leasing and tax credits offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $135 million, were reclassified to current and deferred income tax payable, as applicable, of which $2 million was paid in 2008 and $133 million was paid in 2009.

     At December 31, 2009, the Company's total amount of unrecognized tax benefits was $592 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $490 million. The total amount of unrecognized tax benefits decreased by $1 million from December 31, 2008 primarily due to additions for tax positions of the current and prior years offset by settlements reached with the IRS. Settlements

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


with tax authorities amounted to $45 million, of which $43 million was reclassified to current income tax payable and paid in 2009, and $2 million reduced current income tax expense.

     The Company's liability for unrecognized tax benefits may decrease in the next 12 months pending the outcome of remaining issues, tax-exempt income and tax credits, associated with the 2000 to 2002 IRS audit. A reasonable estimate of decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           --------------------------
                                                           2009       2008       2007
                                                           ----      -----      -----
                                                                  (IN MILLIONS)
Balance at beginning of the period.......................  $593      $ 655      $ 797
Additions for tax positions of prior years...............    42          4         32
Reductions for tax positions of prior years..............   (30)       (33)       (51)
Additions for tax positions of current year..............    34        120         52
Reductions for tax positions of current year.............    (2)       (12)        --
Settlements with tax authorities.........................   (45)      (135)      (171)
Lapses of statutes of limitations........................    --         (6)        (4)
                                                           ----      -----      -----
Balance at end of the period.............................  $592      $ 593      $ 655
                                                           ====      =====      =====



     During the year ended December 31, 2007, the Company recognized $72 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2007, the Company had $197 million of accrued interest associated with the liability for unrecognized tax benefits. The $1 million decrease from January 1, 2007 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $72 million of interest expense and a $73 million decrease primarily resulting from the aforementioned IRS settlements. The $73 million was reclassified to current income tax payable in 2007 and paid in 2009.

     During the year ended December 31, 2008, the Company recognized $33 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $156 million of accrued interest associated with the liability for unrecognized tax benefits. The $41 million decrease from December 31, 2007 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $33 million of interest expense and a $74 million decrease primarily resulting from the aforementioned IRS settlements. Of the $74 million decrease, $73 million was reclassified to current income tax payable in 2008, with $4 million and $69 million paid in 2008 and 2009, respectively. The remaining $1 million reduced interest expense.

     During the year ended December 31, 2009, the Company recognized $38 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2009, the Company had $172 million of accrued interest associated with the liability for unrecognized tax benefits. The $16 million increase from December 31, 2008 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $38 million of interest expense and a $22 million decrease primarily resulting from the aforementioned IRS settlements. Of the $22 million decrease, $20 million has been reclassified to current income tax payable and was paid in 2009. The remaining $2 million reduced interest expense.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and the expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2009 and 2008, the Company recognized an income tax benefit of $101 million and $104 million, respectively, related to the separate account DRD. The 2009 benefit included a benefit of $10 million related to a true-up of the prior year tax return.

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. In 2007, the Company received $39 million upon the resolution of an indemnification claim associated with the 2000 acquisition of GALIC, and the Company reduced legal liabilities by $31 million after the settlement of certain cases. The review includes senior legal and financial personnel. Unless stated below, estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. In 2009, the Company increased legal liabilities for litigation matters pending against the Company. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2009.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ASBESTOS-RELATED CLAIMS

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

     Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs-- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

     The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                                 DECEMBER 31,
                                                         ---------------------------
                                                           2009      2008      2007
                                                         -------   -------   -------
                                                         (IN MILLIONS, EXCEPT NUMBER
                                                                  OF CLAIMS)
Asbestos personal injury claims at year end............   68,804    74,027    79,717
Number of new claims during the year...................    3,910     5,063     7,161
Settlement payments during the year (1)................  $  37.6   $  99.0   $  28.2


--------

   (1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In 2006, Metropolitan Life Insurance Company received approximately 7,870 new claims, ending the year with a total of approximately 87,070 claims, and paid approximately $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

     The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

     The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's financial position.

     During 1998, Metropolitan Life Insurance Company paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provided for recovery of losses up to $1.5 billion in excess of a $400 million self-insured retention. The Company's initial option to commute the excess insurance policies for asbestos-related claims would have arisen at the end of 2008. On September 29, 2008, Metropolitan Life Insurance Company entered into agreements commuting the excess insurance policies at September 30, 2008. As a result of the commutation of the policies, Metropolitan Life Insurance Company received cash and securities totaling $632 million. Of this total, Metropolitan Life Insurance Company received $115 million in fixed maturity securities on September 26, 2008, $200 million in cash on October 29, 2008, and $317 million in cash on January 29, 2009. Metropolitan Life Insurance Company recognized a loss on commutation of the policies in the amount of $35.3 million during 2008.

     In the years prior to commutation, the excess insurance policies for asbestos-related claims were subject to annual and per claim sublimits. Amounts exceeding the sublimits during 2007, 2006 and 2005 were approximately $16 million, $8 million and $0, respectively. Amounts were recoverable under the policies annually with respect to claims paid during the prior calendar year. Each asbestos-related policy contained an experience fund and a reference fund that provided for payments to Metropolitan Life Insurance Company at the commutation date if the reference fund was greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life Insurance Company if the cumulative return on the reference fund was less than the return specified in the experience fund. The return in the reference fund was tied to performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the excess insurance policies in each year from 2003 through 2008 for the amounts paid with respect to asbestos litigation in excess of the retention. The foregone loss reimbursements were approximately $62.2 million with respect to claims for the period of 2002 through 2007. Because the policies were commuted at September 30, 2008, there will be no claims under the policies or forgone loss reimbursements with respect to payments made in 2008 and thereafter.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

     Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2009.

  REGULATORY MATTERS

     The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the SEC; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. Certain regulators have requested information and documents regarding contingent commission payments to brokers, the Company's awareness of any "sham" bids for business, bids and quotes that the Company submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. The Company has received a subpoena from and has had discussions with the Office of the U.S. Attorney for the Southern District of California regarding the insurance broker Universal Life Resources. The Florida insurance regulator has initiated discussions with the Company regarding its investigation of contingent payments made to brokers. The Company has been cooperating fully in these inquiries.

     In June 2008, the Environmental Protection Agency issued a Notice of Violation ("NOV") regarding the operations of the Homer City Generating Station, an electrical generation facility. The NOV alleges, among other things, that the electrical generation facility is being operated in violation of certain federal and state Clean Air Act requirements. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a noncontrolling interest in the electrical generation facility, which is solely operated by the lessee,

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


EME Homer City Generation L.P. ("EME Homer"). Homer City OL6 LLC and EME Homer are among the respondents identified in the NOV. EME Homer has been notified of its obligation to indemnify Homer City OL6 LLC and Metropolitan Life Insurance Company for any claims resulting from the NOV and has expressly acknowledged its obligation to indemnify Homer City OL6 LLC.

     Regulatory authorities in a small number of states and FINRA have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, New England Mutual Life Insurance Company, New England Life Insurance Company and GALIC, and the Company's broker dealer, New England Securities Corporation. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

  DEMUTUALIZATION ACTIONS

     Metropolitan Life Insurance Company is a defendant in two lawsuits challenging the fairness of the Plan and the adequacy and accuracy of Metropolitan Life Insurance Company's disclosure to policyholders regarding the Plan. The plaintiffs in the consolidated state court class action, Fiala, et al.
v. Metropolitan Life Ins. Co., et al. (Sup. Ct., N.Y. County, filed March 17,
2000), sought compensatory relief and punitive damages against Metropolitan Life Insurance Company, MetLife, Inc., and individual directors. The court certified a litigation class of present and former policyholders on plaintiffs' claim that defendants violated section 7312 of the New York Insurance Law. The plaintiffs in the consolidated federal court class action, In re MetLife Demutualization Litig. (E.D.N.Y., filed April 18, 2000), sought rescission and compensatory damages against Metropolitan Life Insurance Company and MetLife, Inc. Plaintiffs asserted violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 ("Exchange Act") in connection with the Plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts and contained certain material misstatements. The court certified a litigation class of present and former policyholders. On February 12, 2010 and March 3, 2010, the courts in these cases issued orders approving the settlement of this litigation. On March 2, 2010, the federal court issued a final judgment that is stayed pending the state court's entry of a final judgment.

  OTHER LITIGATION

     The American Dental Association, et al. v. MetLife Inc., et al. (S.D. Fla., filed May 19, 2003). The American Dental Association and three individual providers had sued MetLife, Inc., Metropolitan Life Insurance Company and other non-affiliated insurance companies in a putative class action lawsuit. The plaintiffs purported to represent a nationwide class of in-network providers who alleged that their claims were being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleged federal racketeering and various state law theories of liability. All of plaintiffs' claims except for breach of contract claims were dismissed with prejudice on March 2, 2009. By order dated March 20, 2009, the district court declined to retain jurisdiction over the remaining breach of contract claims and dismissed the lawsuit. On April 17, 2009, plaintiffs filed a notice of appeal from this order.

     In Re Ins. Brokerage Antitrust Litig. (D. N.J., filed February 24,
2005). In this multi-district class action proceeding, plaintiffs' complaint alleged that MetLife, Inc., Metropolitan Life Insurance Company, several non-affiliated insurance companies and several insurance brokers violated the Racketeer Influenced and Corrupt Organizations Act ("RICO"), the Employee Retirement Income Security Act of 1974 ("ERISA"), and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. In August and September 2007 and January 2008, the court issued orders granting defendants' motions to dismiss with prejudice the federal antitrust, the RICO, and the ERISA claims. In February 2008, the court dismissed the remaining state law claims on jurisdictional grounds. Plaintiffs' appeal from the orders dismissing their RICO and federal antitrust claims is pending with the U.S. Court of Appeals

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


for the Third Circuit. A putative class action alleging that MetLife, Inc. and other non-affiliated defendants violated state laws was transferred to the District of New Jersey but was not consolidated with other related actions. Plaintiffs' motion to remand this action to state court in Florida is pending.

     Metropolitan Life Ins. Co. v. Park Avenue Securities, et. al. (FINRA Arbitration, filed May 2006). Metropolitan Life Insurance Company commenced an action against Park Avenue Securities LLC., a registered investment adviser and broker-dealer that is an indirect wholly-owned subsidiary of The Guardian Life Insurance Company of America, alleging misappropriation of confidential and proprietary information and use of prohibited methods to solicit Metropolitan Life Insurance Company's customers and recruit Metropolitan Life Insurance Company's financial services representatives. On February 12, 2009, a FINRA arbitration panel awarded Metropolitan Life Insurance Company $21 million in damages, including punitive damages and attorneys' fees. In March 2009, Park Avenue Securities filed a motion to vacate the decision. In September 2009, the parties reached a settlement of this action together with related and similar matters brought by Metropolitan Life Insurance Company against Park Avenue Securities and The Guardian Life Insurance Company of America.

     Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life Insurance Company and MetLife Securities, Inc. Plaintiffs asserted legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products by the Company's agency distribution group. Plaintiffs sought rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. In August 2009, the court granted defendants' motion for summary judgment. On September 29, 2009, plaintiffs filed a notice of appeal from the court's order dismissing the lawsuit.

     Sales Practices Claims. Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. At December 31, 2009, there were approximately 130 sales practices litigation matters pending against the Company. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  SUMMARY

     Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted previously in connection with specific matters. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2009   2008
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments...........   $40    $37
  Premium tax offsets currently available for paid assessments.....     8      5
                                                                      ---    ---
                                                                      $48    $42
                                                                      ===    ===
Other Liabilities:
  Insolvency assessments...........................................   $60    $57
                                                                      ===    ===



     Net assessments levied against the Company were insignificant for the year ended December 31, 2009. At December 31, 2008 and 2007, net assessments levied against the Company were $2 million and less than $1 million, respectively.

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                                    GROSS
                                                         RENTAL      SUBLEASE      RENTAL
                                                         INCOME       INCOME      PAYMENTS
                                                         ------   -------------   --------
                                                                  (IN MILLIONS)
2010...................................................   $370         $ 13         $202
2011...................................................   $313          $14         $180
2012...................................................   $250          $14         $154
2013...................................................   $217          $13         $140
2014...................................................   $186          $ 9         $ 99
Thereafter.............................................   $567          $42         $977


     During 2008, MetLife, Inc. moved certain of its operations in New York from Long Island City to New York City. As a result of this movement of operations and current market conditions, which precluded the immediate and complete sublet of all unused space in both Long Island City and New York City, the Company incurred a lease impairment charge of $38 million which is included within other expenses in Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. During 2009, pending sublease deals were impacted by the further decline of market conditions, which resulted in an additional lease impairment charge of $52 million. See Note 16 for discussion of $28 million of such charges related to restructuring. Additional impairment charges could be incurred should market conditions deteriorate further or last for a period significantly longer than anticipated.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.6 billion and $2.9 billion at December 31, 2009 and 2008, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $1.3 billion and $2.2 billion at December 31, 2009 and 2008, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $763 million and $611 million at December 31, 2009 and 2008, respectively.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2009, the Company reduced $1 million of previously recorded liabilities related to certain investment transactions. The Company's recorded liabilities were $3 million and $4 million at December 31, 2009 and 2008, respectively, for indemnities, guarantees and commitments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company sponsors and/or administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2009, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 92% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. The Company's proportionate share of net pension expense related to its sponsored pension plans was $355 million and $49 million for the years ended December 31, 2009 and 2008, respectively.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement was $70 million and ($8) million for the years ended December 31, 2009 and 2008, respectively.

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                            OTHER
                                                         PENSION        POSTRETIREMENT
                                                         BENEFITS          BENEFITS
                                                     ---------------   ---------------
                                                                DECEMBER 31,
                                                     ---------------------------------
                                                      2009     2008     2009     2008
                                                     ------   ------   ------   ------
                                                               (IN MILLIONS)
Change in benefit obligation:
  Benefit obligation at beginning of year..........  $5,993   $5,668   $1,616   $1,581
  Service cost.....................................     147      159       22       20
  Interest cost....................................     374      375      123      101
  Plan participants' contributions.................      --       --       30       31
  Net actuarial losses.............................     393      139      350       19
  Settlements and curtailments.....................      12       --       --       --
  Change in benefits...............................      (7)       1     (167)      --
  Net transfer in (out) of controlled group........    (251)      --       --       --
  Prescription drug subsidy........................      --       --       12       10
  Benefits paid....................................    (374)    (349)    (157)    (146)
                                                     ------   ------   ------   ------
  Benefit obligation at end of year................   6,287    5,993    1,829    1,616
                                                     ------   ------   ------   ------
Change in plan assets:
  Fair value of plan assets at beginning of year...   5,516    6,467    1,010    1,181
  Actual return on plan assets.....................     486     (943)     135     (149)
  Plan participants' contributions.................      --       --        2       --
  Employer contribution............................      57      341        4        1
  Net transfer in (out) of controlled group........    (266)      --       --       --
  Benefits paid....................................    (374)    (349)     (33)     (23)
                                                     ------   ------   ------   ------
  Fair value of plan assets at end of year.........   5,419    5,516    1,118    1,010
                                                     ------   ------   ------   ------
  Funded status at end of year.....................  $ (868)  $ (477)  $ (711)  $ (606)
                                                     ======   ======   ======   ======
Amounts recognized in the consolidated balance
  sheets consist of:
  Other assets.....................................  $   --   $  208   $   --   $   --
  Other liabilities................................    (868)    (685)    (711)    (606)
                                                     ------   ------   ------   ------
  Net amount recognized............................  $ (868)  $ (477)  $ (711)  $ (606)
                                                     ======   ======   ======   ======
Accumulated other comprehensive (income) loss:
  Net actuarial losses.............................  $2,226   $2,196   $  388   $  146
  Prior service cost (credit)......................      22       44     (289)    (157)
                                                     ------   ------   ------   ------
                                                      2,248    2,240       99      (11)
  Deferred income tax and noncontrolling interests,
     net of income tax.............................    (786)    (796)     (34)       4
                                                     ------   ------   ------   ------
                                                     $1,462   $1,444   $   65   $   (7)
                                                     ======   ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                            NON-QUALIFIED
                                           QUALIFIED PLAN        PLAN            TOTAL
                                          ---------------   -------------   ---------------
                                                             DECEMBER 31,
                                          -------------------------------------------------
                                           2009     2008     2009    2008    2009     2008
                                          ------   ------   -----   -----   ------   ------
                                                            (IN MILLIONS)
Aggregate fair value of plan assets.....  $5,419   $5,516   $  --   $  --   $5,419   $5,516
Aggregate projected benefit obligation..   5,500    5,308     787     685    6,287    5,993
                                          ------   ------   -----   -----   ------   ------
Over (under) funded.....................  $  (81)  $  208   $(787)  $(685)  $ (868)  $ (477)
                                          ======   ======   =====   =====   ======   ======



     The accumulated benefit obligation for all defined benefit pension plans was $5,941 million and $5,583 million at December 31, 2009 and 2008, respectively.

     The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                                                    DECEMBER 31,
                                                                   -------------
                                                                   2009     2008
                                                                   ----     ----
                                                                   (IN MILLIONS)
Projected benefit obligation.....................................  $787     $685
Accumulated benefit obligation...................................  $703     $577
Fair value of plan assets........................................  $ --     $ --


     Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets is as follows:

                                                                           OTHER
                                                         PENSION       POSTRETIREMENT
                                                         BENEFITS         BENEFITS
                                                      -------------   ---------------
                                                                DECEMBER 31,
                                                      -------------------------------
                                                       2009    2008    2009     2008
                                                      ------   ----   ------   ------
                                                               (IN MILLIONS)
Projected benefit obligation........................  $6,254   $685   $1,829   $1,616
Fair value of plan assets...........................  $5,400   $ --   $1,118   $1,010


     Net periodic pension cost and net periodic other postretirement benefit plan cost are comprised of the following:

     i) Service Cost -- Service cost is the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Company on service rendered during the current year.

     ii) Interest Cost on the Liability -- Interest cost is the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

     iii) Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated (other) pension fund assets in a particular year.

     iv) Amortization of Prior Service Cost -- This cost relates to the recognition of increases or decreases in pension (other postretirement) benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income at the time of the amendment. These costs are then amortized to pension (other postretirement benefit) expense over the expected service years of the employees affected by the change.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          v) Amortization of Net Actuarial Gains or Losses -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension (other postretirement) plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension (other postretirement benefit)expense over the expected service years of the employees.

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                             OTHER
                                                                        POSTRETIREMENT
                                               PENSION BENEFITS            BENEFITS
                                            ----------------------   --------------------
                                                       YEARS ENDED DECEMBER 31,
                                            ---------------------------------------------
                                             2009    2008     2007    2009   2008    2007
                                            -----   ------   -----   -----   ----   -----
                                                             (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost............................  $ 147   $  159   $ 158   $  22   $ 20   $  26
  Interest cost...........................    374      375     348     123    101     102
  Settlement and curtailment cost.........     18       --      --      --     --      --
  Expected return on plan assets..........   (414)    (517)   (501)    (74)   (88)    (87)
  Amortization of net actuarial (gains)
     losses...............................    223       24      68      43     --      --
  Amortization of prior service cost
     (credit).............................      8       15      17     (36)   (36)    (36)
                                            -----   ------   -----   -----   ----   -----
     Net periodic benefit cost............    356       56      90      78     (3)      5
     Net periodic benefit cost of
       subsidiary held-for-sale...........     --       --       4      --     --       1
                                            -----   ------   -----   -----   ----   -----
                                              356       56      94      78     (3)      6
                                            -----   ------   -----   -----   ----   -----
OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS RECOGNIZED IN OTHER
  COMPREHENSIVE INCOME (LOSS)
  Net actuarial (gains) losses............    251    1,563    (424)    284    258    (440)
  Prior service cost (credit).............    (12)     (19)     40    (167)    37      --
  Amortization of net actuarial (gains)
     losses...............................   (223)     (24)    (68)    (43)    --      --
  Amortization of prior service cost
     (credit).............................     (8)     (15)    (17)     36     36      36
                                            -----   ------   -----   -----   ----   -----
     Total recognized in other
       comprehensive income (loss)........      8    1,505    (469)    110    331    (404)
                                            -----   ------   -----   -----   ----   -----
     Total recognized in net periodic
       benefit cost and other
       comprehensive income (loss)........  $ 364   $1,561   $(375)  $ 188   $328   $(398)
                                            =====   ======   =====   =====   ====   =====



     Included within other comprehensive income (loss) are other changes in plan assets and benefit obligations associated with pension benefits of $8 million and other postretirement benefits of $110 million for an aggregate reduction in other comprehensive income (loss) of $118 million before income tax and $90 million, net of income tax and noncontrolling interests.

     The estimated net actuarial losses and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are $198 million and $6 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated net actuarial losses and prior service credit for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year are $38 million and ($83) million, respectively.

     The Company receives subsidies under the Prescription Drug Act. A summary of the reduction to the APBO and related reduction to the components of net periodic other postretirement benefit plan cost is as follows:

                                                                DECEMBER 31,
                                                           ---------------------
                                                            2009    2008    2007
                                                           -----   -----   -----
                                                               (IN MILLIONS)
Cumulative reduction in benefit obligation:
  Balance at January 1,..................................   $317    $299    $328
  Service cost...........................................      2       5       7
  Interest cost..........................................     16      20      19
  Net actuarial gains (losses)...........................    (76)      3     (42)
  Prescription drug subsidy..............................    (12)    (10)    (13)
                                                            ----    ----    ----
  Balance at December 31,................................   $247    $317    $299
                                                            ====    ====    ====




                                                                 YEARS ENDED DECEMBER 31,
                                                           -----------------------------------
                                                            2009           2008           2007
                                                           -----          -----          -----
                                                                      (IN MILLIONS)
Reduction in net periodic benefit cost:
  Service cost...........................................   $ 3            $ 5            $ 7
  Interest cost..........................................    16             20             19
  Amortization of net actuarial gains (losses)...........    10             --              5
                                                            ---            ---            ---
     Total reduction in net periodic benefit cost........   $29            $25            $31
                                                            ===            ===            ===



     The Company received subsidies of $12 million, $12 million and $10 million for the years ended December 31, 2009, 2008 and 2007, respectively.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                                            OTHER
                                                                         POSTRETIRE-
                                                                             MENT
                                                   PENSION BENEFITS        BENEFITS
                                                ---------------------   -------------
                                                             DECEMBER 31,
                                                -------------------------------------
                                                   2009        2008      2009    2008
                                                ---------   ---------   -----   -----
Weighted average discount rate................      6.25%       6.60%   6.25%   6.62%
Rate of compensation increase.................  2.0%-7.5%   3.5%-7.5%     N/A     N/A

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Assumptions used in determining net periodic benefit cost were as follows:

                                                                            OTHER
                                                                        POSTRETIREMENT
                                           PENSION BENEFITS                BENEFITS
                                    -----------------------------   ---------------------
                                                         DECEMBER 31,
                                    -----------------------------------------------------
                                       2009       2008      2007     2009    2008    2007
                                    ---------   -------   -------   -----   -----   -----
Weighted average discount rate....      6.60%     6.65%     6.00%   6.60%   6.65%   6.00%
Weighted average expected rate of
  return on plan assets...........      8.25%     8.25%     8.25%   7.36%   7.33%   7.48%
Rate of compensation increase.....  3.5%-7.5%   3.5%-8%   4.0%-8%     N/A     N/A     N/A


     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected return on plan assets for use in that plan's valuation in 2010 is currently anticipated to be 8.00% for pension benefits and postretirement medical benefits and 7.20% for postretirement life benefits.

     The assumed healthcare cost trend rates used in measuring the APBO and net periodic benefit cost were as follows:

                                                          DECEMBER 31,
                                ---------------------------------------------------------------
                                             2009                             2008
                                ------------------------------   ------------------------------
Pre-and Post-Medicare eligible  8.2% down to 5.8% in 2018 and    8.8% down to 5.8% in 2018 and
  claims......................  gradually decreasing until       gradually decreasing until
                                2079 reaching the ultimate       2079 reaching the ultimate
                                rate of 4.1%                     rate of 4.1%


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                             ONE PERCENT   ONE PERCENT
                                                               INCREASE      DECREASE
                                                             -----------   -----------
                                                                   (IN MILLIONS)
Effect on total of service and interest cost components....      $ 9          $ (10)
Effect of accumulated postretirement benefit obligation....      $94          $(103)


  PLAN ASSETS

     The Company has issued group annuity and life insurance contracts supporting the pension and other postretirement benefit plan assets, which are invested primarily in separate accounts.

     The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, mutual funds, real estate, private equity investments and hedge funds investments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The fair values of the Company's pension plan assets at December 31, 2009 by asset class were as follows:

                                                                     DECEMBER 31, 2009
                              -----------------------------------------------------------------------------------------------
                                                 PENSION ASSETS                             OTHER POSTRETIREMENT ASSETS
                              ----------------------------------------------------   ----------------------------------------
                                     FAIR VALUE MEASUREMENTS AT                             FAIR VALUE MEASUREMENTS AT
                                        REPORTING DATE USING                                   REPORTING DATE USING
                              ----------------------------------------               ----------------------------------------
                                 QUOTED                                                 QUOTED
                                 PRICES                                                 PRICES
                               IN ACTIVE                                              IN ACTIVE
                                MARKETS                                                MARKETS
                                  FOR       SIGNIFICANT                                  FOR       SIGNIFICANT
                               IDENTICAL       OTHER       SIGNIFICANT     TOTAL      IDENTICAL       OTHER       SIGNIFICANT
                               ASSETS AND    OBSERVABLE   UNOBSERVABLE   ESTIMATED    ASSETS AND    OBSERVABLE   UNOBSERVABLE
                              LIABILITIES      INPUTS        INPUTS         FAIR     LIABILITIES      INPUTS        INPUTS
                               (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE      (LEVEL 1)     (LEVEL 2)      (LEVEL 3)
                              -----------   -----------   ------------   ---------   -----------   -----------   ------------
                                                                       (IN MILLIONS)
ASSET CLASS
Short-term investments.....       $ 9          $   --         $ --         $    9        $11          $   --          $--
Fixed maturities and equity
  securities...............        --              10           --             10         --              54           --
Insurance general account..        --              86           --             86         --             440           --
Investments in separate
  accounts -- equity
  securities:
  Large cap growth (1).....        --             109           --            109         --              68           --
  Large cap value (2)......        --              --           --             --         --             176           --
  Large cap core (3).......        --           1,271           --          1,271         --              24           --
  Small cap growth (4).....        --             142           --            142         --              --           --
  Small cap core (5).......        --             106           --            106         --              72           --
  Developed international
     (6)...................        --             401           --            401         --              75           --
                                  ---          ------         ----         ------        ---          ------          ---
  Total separate
     accounts -- equity
     securities............        --           2,029           --          2,029         --             415           --
                                  ---          ------         ----         ------        ---          ------          ---
Investments in separate
  accounts -- fixed income
  securities:
  Long duration (government
     & credit) (7).........        --           2,042           --          2,042         --              --           --
  Core (8).................        --             310           --            310         --             128           --
  U.S. government and
     agencies..............        --              --           --             --         --              17           --
  Mortgage-backed
     securities............        --              --           --             --         --              28           --
  Short-term and cash......        --              76           --             76         --              19           --
                                  ---          ------         ----         ------        ---          ------          ---
  Total separate
     accounts -- fixed
     income securities.....        --           2,428           --          2,428         --             192           --
                                  ---          ------         ----         ------        ---          ------          ---
Investments in separate
  accounts -- alternatives:
  Multi-strategy hedge
     funds (9).............        --             226           --            226         --               6           --
  Real estate (10).........        --              47          229            276         --              --           --
  Private equity (11)......        --              --          355            355         --              --           --
                                  ---          ------         ----         ------        ---          ------          ---
  Total separate
     accounts -- alterna-
     tives.................        --             273          584            857         --               6           --
                                  ---          ------         ----         ------        ---          ------          ---
  Total....................       $ 9          $4,826         $584         $5,419        $11          $1,107          $--
                                  ===          ======         ====         ======        ===          ======          ===

                               DECEMBER
                               31, 2009
                              ---------
                                OTHER
                               POSTRE-
                               TIREMENT
                                ASSETS
                              ---------
                                TOTAL
                              ESTIMATED
                                 FAIR
                                VALUE
                              ---------
                                 (IN
                              MILLIONS)
ASSET CLASS
Short-term investments.....     $   11
Fixed maturities and equity
  securities...............         54
Insurance general account..        440
Investments in separate
  accounts -- equity
  securities:
  Large cap growth (1).....         68
  Large cap value (2)......        176
  Large cap core (3).......         24
  Small cap growth (4).....         --
  Small cap core (5).......         72
  Developed international
     (6)...................         75
                                ------
  Total separate
     accounts -- equity
     securities............        415
                                ------
Investments in separate
  accounts -- fixed income
  securities:
  Long duration (government
     & credit) (7).........         --
  Core (8).................        128
  U.S. government and
     agencies..............         17
  Mortgage-backed
     securities............         28
  Short-term and cash......         19
                                ------
  Total separate
     accounts -- fixed
     income securities.....        192
                                ------
Investments in separate
  accounts -- alternatives:
  Multi-strategy hedge
     funds (9).............          6
  Real estate (10).........         --
  Private equity (11)......         --
                                ------
  Total separate
     accounts -- alterna-
     tives.................          6
                                ------
  Total....................     $1,118
                                ======



--------

   (1) Investment portfolio includes U.S. equity securities with relatively large market capitalization that exhibit signs of above average sales and earnings growth.

   (2) Investment portfolio includes U.S. equity securities with relatively large market capitalization and low price to book and price to earnings ratios.

   (3) Investment portfolio includes U.S. equity securities with relatively large market capitalization and no particular bias toward value or growth.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (4) Investment portfolio includes U.S. equity securities with relatively small market capitalization that exhibit signs of above average sales and earnings growth.

   (5) Investment portfolio includes U.S. equity securities with relatively small market capitalization and no particular bias toward value or growth.

   (6) Investment portfolio includes International equity securities with relatively large market capitalization and no particular bias toward value or growth.

   (7) Investment portfolio includes longer-maturity investment-grade fixed income securities invested across diverse asset sectors such as government, corporate and structured finance.

   (8) Investment portfolio includes investment-grade fixed income securities with varying maturities invested across diverse asset sectors such as government, corporate and structured finance.

   (9) Investment portfolio includes multiple hedge funds with strategies such as fixed income arbitrage, long-short equity, tactical trading and global macro.

   (10) Investment portfolio includes domestic real estate equity investments in both privately held commercial real estate and publicly listed real estate investment trust securities.

   (11) Investment portfolio includes domestic and foreign private investments in companies not publicly traded on a stock exchange.

     The fair value of the Company's pension plan assets at December 31, 2008 was $6,526 million.

     The pension plan assets are categorized into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets included within the three-level fair value hierarchy presented in the table above.

     Level 1 This category includes investments in liquid securities, such as cash, short-term money market and bank time deposits, expected to mature within a year.

     Level 2 This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers in and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

              Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data. Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

     Level 3 This category includes separate accounts that are invested in real estate and private equity investments provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A rollforward of all assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for the year ended December 31, 2009 is as follows:

                                                  FAIR VALUE MEASUREMENT USING
                                                    SIGNIFICANT UNOBSERVABLE
                                                       OUTPUTS (LEVEL 3)
                                                 -----------------------------
                                                    PRIVATE
                                                  EQUITY FUNDS    REAL ESTATE
                                                  ------------    -----------
                                                         (IN MILLIONS)
Balance January 1,.............................       $430           $ 379
Actual return on plan assets:
Assets held at reporting date..................        (52)           (130)
Assets sold during the period..................        (31)             --
Purchases, sales and settlements...............         29              --
Net transfers in (out) of controlled group.....        (21)            (20)
Transfers in and out of Level 3................         --              --
                                                      ----           -----
Balance at December 31,........................       $355           $ 229
                                                      ====           =====



     The Company provides employees with benefits under various ERISA benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

     The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

     An international subsidiary sponsors a defined benefit plan that covers employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula, similar to the U.S. plans discussed above. The investment objectives are also similar, subject to local regulations. Generally, the international pension plan invests directly in high quality equity and fixed maturity securities.

     Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

     The following tables summarize the actual weighted average asset allocation by major asset class for the Invested Plans.

                                                              ACTUAL ASSET ALLOCATION
                                        -------------------------------------------------------------------
                                                                 DECEMBER 31, 2009
                                        -------------------------------------------------------------------
                                        DEFINED BENEFIT PLAN   POSTRETIREMENT MEDICAL   POSTRETIREMENT LIFE
                                        --------------------   ----------------------   -------------------
ASSET CLASS
Equity (target range):                        25% to 45%              50% to 80%                     --
  Large cap growth....................                2%                     10%                     --
  Large cap value.....................               --                      26                      --
  Large cap core......................               23                       4                      --
  Small cap growth....................                3                      --                      --
  Small cap core......................                2                      11                      --
  Developed international.............                7                      11                      --
                                              ---------               ---------                     ---
     Total equity.....................               37%                     62%                     --
Fixed income (target range):                  35% to 55%              10% to 40%                     --
  Long duration (government and
     credit)..........................               38%                     --%                     --
  Core................................                6                      19                      --
  U.S. government and agencies........               --                       3                      --
  Mortgage-backed securities..........               --                       4                      --
  Directly held bonds.................               --                       8                      --
  Insurance general account...........                2                      --                     100%
  Short-term and cash.................                1                       3                      --
                                              ---------               ---------                     ---
     Total fixed income...............               47%                     37%                    100%
Alternatives (target range):                  10% to 25%               0% to 15%                     --
  Multi-strategy hedge funds..........                4%                      1%                     --
  Real estate.........................                5                      --                      --
  Private equity......................                7                      --                      --
                                              ---------               ---------                     ---
     Total alternatives...............               16%                      1%                     --
  Total investments...................              100%                    100%                    100%


  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

     It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for the years ended December 31, 2009 or 2008. No contributions will be required for 2010. The Company made no discretionary contributions to the qualified pension plan during the year ended December 31, 2009. The Company made discretionary contributions of $286 million to the qualified pension plan during the year ended December 31, 2008. The Company expects to make additional discretionary contributions of $150 million in 2010.

     Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $57 million and $41 million for the years ended December 31, 2009 and 2008, respectively. These payments are expected to be at approximately the same level in 2010.

     Postretirement benefits, other than those provided under qualified pension plans, are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. Total payments equaled $157 million and $146 million for the years ended December 31, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company expects to make contributions of $117 million, net of participant's contributions, towards benefit obligations (other than those under qualified pension plans) in 2010. As noted previously, the Company expects to receive subsidies under the Prescription Drug Act to partially offset payment of such benefits.

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:

                                                                    OTHER POSTRETIREMENT
                                                                          BENEFITS
                                                                ---------------------------
                                                                        PRESCRIPTION
                                                      PENSION               DRUG
                                                     BENEFITS   GROSS     SUBSIDIES     NET
                                                     --------   -----   ------------   ----
                                                                    (IN MILLIONS)
2010...............................................   $  421     $129       $(12)      $117
2011...............................................   $  397     $133       $(12)      $121
2012...............................................   $  412     $135       $(13)      $122
2013...............................................   $  420     $137       $(13)      $124
2014...............................................   $  437     $139       $(14)      $125
2015-2019..........................................   $2,385     $726       $(77)      $649


  ADDITIONAL INFORMATION

     As previously discussed, the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenue from these contracts recognized in the consolidated statements of operations was $42 million, $42 million and $47 million for the years ended December 31, 2009, 2008 and 2007, respectively, and includes policy charges, net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains and losses, credited to the account balances were $689 million, ($1,090) million and $603 million for the years ended December 31, 2009, 2008 and 2007, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $79 million, $63 million and $66 million for the years ended December 31, 2009, 2008 and 2007, respectively.

15.  EQUITY

  CAPITAL CONTRIBUTIONS

     During the years ended December 31, 2009 and 2008, MetLife, Inc. contributed and paid $3 million and $4 million, respectively, in the form of line of credit fees on the Company's behalf.

     During the year ended December 31, 2008, in connection with an acquisition by MetLife, Inc., MetLife, Inc. contributed $9 million to the Company in the form of intangible assets and the associated deferred income tax liability, for which the Company receives the benefit. See Note 8.

     In December 2007, MetLife, Inc. contributed $7 million to the Company in connection with the Company's issuance of a surplus note to MetLife Capital Trust IV, an affiliate. See Note 11.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EXCESS PROCEEDS RECEIVED ON SALE OF INTERESTS IN AFFILIATES

     On November 1, 2007, the Company sold its interests in MetLife Mexico, S.A. and MetLife Pensiones, S.A., both affiliates, to MetLife International Holdings, Inc. ("MIHI"), also an affiliate, at their approximate aggregate fair value of $34 million. The Company's carrying value of the interests at the time of sale was $4 million. The excess cash consideration received from MIHI over the Company's carrying value resulted in an increase of $30 million in additional paid-in capital.

  STOCK-BASED COMPENSATION PLANS

  Overview

     The stock-based compensation expense recognized by the Company is related to awards under incentive plans of MetLife, Inc., as described herein. Stock Option exercises and other stock-based awards to employees settled in shares are satisfied through the issuance of shares of MetLife, Inc. common stock held in treasury by MetLife, Inc. or through the issuance of newly-issued shares of such stock. The Company does not issue any of its own shares in satisfaction of stock-based compensation awards to employees.

  Description of Plans

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), authorized the granting of awards to employees and agents in the form of options to buy shares of MetLife, Inc.'s common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, as amended (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan). The Stock Incentive Plan and the 2005 Stock Plan are hereinafter collectively referred to as the "Incentive Plans."

     The aggregate number of shares of MetLife, Inc. common stock reserved for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the Stock Incentive Plan and those shares utilized under the Stock Incentive Plan that are recovered due to forfeiture of Stock Options. Additional shares of MetLife, Inc. common stock carried forward from the Stock Incentive Plan and available for issuance under the 2005 Stock Plan were 13,018,939 at December 31, 2009. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2009, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 47,903,044.

     Of stock-based compensation, for the years ended December 31, 2009, 2008 and 2007, 88%, 89% and 88%, respectively, was allocated to the Company. No expense amounts related to awards under plans for MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, the discussion herein addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. References to compensation expense in this note refer to the Company's allocated portion thereof. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

     Compensation expense related to awards under the Incentive Plans is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the period the award becomes payable or exercisable. Compensation expense of $61 million, $110 million and $129 million, and income tax benefits of $21 million, $38 million and $45 million, related to the Incentive Plans was allocated to the Company for the years ended December 31, 2009, 2008 and 2007, respectively. Compensation expense is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. are made in the first quarter of each year.

  Stock Options

     All Stock Options granted had an exercise price equal to the closing price of MetLife, Inc.'s common stock as reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. Certain Stock Options granted under the Stock Incentive Plan and the 2005 Stock Plan have or will become exercisable over a three year period commencing with the date of grant, while other Stock Options have or will become exercisable three years after the date of grant.

     A summary of the activity related to Stock Options for the year ended December 31, 2009 is presented below. The aggregate intrinsic value was computed using the closing share price on December 31, 2009 of $35.35 and December 31, 2008 of $34.86, as applicable.

                                                                             WEIGHTED
                                                                             AVERAGE
                                                                            REMAINING      AGGREGATE
                                         SHARES UNDER   WEIGHTED AVERAGE   CONTRACTUAL     INTRINSIC
                                            OPTION       EXERCISE PRICE        TERM          VALUE
                                         ------------   ----------------   -----------   -------------
                                                                             (YEARS)     (IN MILLIONS)
Outstanding at January 1, 2009.........   26,093,092         $41.75            5.73           $--
                                          ==========         ======            ====           ===
Granted................................    5,450,662         $23.61
Exercised..............................     (254,576)        $30.23
Cancelled/Expired......................     (795,255)        $39.79
Forfeited..............................     (407,301)        $48.72
                                          ----------         ------
Outstanding at December 31, 2009.......   30,086,622         $38.52            5.51           $--
                                          ==========         ======            ====           ===
Aggregate number of stock options
  expected to vest at December 31,
  2009.................................   29,486,853         $38.60            5.44           $--
                                          ==========         ======            ====           ===
Exercisable at December 31, 2009.......   21,586,093         $38.96            4.29           $--
                                          ==========         ======            ====           ===



     The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc.'s common stock; risk-free rate of return; expected dividend yield on MetLife, Inc.'s common stock; exercise multiple; and the post-vesting termination rate.

     Expected volatility is based upon an analysis of historical prices of MetLife, Inc.'s common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of its common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

     The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

     The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

     The following weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, were used to determine the fair value of Stock Options issued during the:

                                                      YEARS ENDED DECEMBER 31,
                                             ------------------------------------------
                                                 2009           2008           2007
                                             ------------   ------------   ------------
Dividend yield.............................         3.15%          1.21%          0.94%
Risk-free rate of return...................   0.73%-6.67%    1.91%-7.21%    4.30%-5.32%
Expected volatility........................        44.39%         24.85%         19.54%
Exercise multiple..........................          1.76           1.73           1.66
Post-vesting termination rate..............         3.70%          3.05%          3.66%
Contractual term (years)...................            10             10             10
Expected life (years)......................             6              6              6
Weighted average exercise price of stock
  options granted..........................  $      23.61   $      59.48   $      62.86
Weighted average fair value of stock
  options granted..........................  $       8.37   $      17.51   $      17.76


     Compensation expense related to Stock Option awards expected to vest and granted prior to January 1, 2006 is recognized ratably over the requisite service period, which equals the vesting term. Compensation expense related to Stock Option awards expected to vest and granted on or after January 1, 2006 is recognized ratably over the requisite service period or the period to retirement eligibility, if shorter. Compensation expense of $48 million, $44 million and $49 million related to Stock Options was allocated to the Company for the years ended December 31, 2009, 2008 and 2007, respectively.

     At December 31, 2009, MetLife, Inc. had $40 million of total unrecognized compensation costs related to Stock Options. It is expected that these costs will be recognized over a weighted average period of 1.67 years. The Company's allocated portion of Stock Option expense was 87%.

     Subsidiaries were allocated the tax benefit associated with the deduction allowed for Stock Option exercises. For the year ended December 31, 2009, there were no such tax benefit. The Company's consolidated results of operations include $12 million and $41 million of such tax benefits for the years ended December 31, 2008 and 2007, respectively.

  Performance Shares

     Beginning in 2005, MetLife, Inc. awarded certain members of management Performance Shares under (and as defined in) the 2005 Stock Plan. Participants are awarded an initial target number of Performance Shares with the final number of Performance Shares payable being determined by the product of the initial target multiplied by a performance factor of 0.0 to 2.0. The performance factor applied is based on measurements of MetLife, Inc.'s performance, including with respect to: (i) the change in annual net operating earnings per share, as defined; and (ii) the proportionate total shareholder return, as defined, each with reference to the applicable three-year

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


performance period relative to other companies in the S&P Insurance Index with reference to the same three-year period. Beginning with awards made in 2009, in order for Performance Shares to be payable, MetLife, Inc. must generate positive net income for either the third year of the performance period or for the performance period as a whole. Also beginning with awards made in 2009, if MetLife, Inc.'s Total Shareholder Return with reference to the applicable three-year performance period is zero percent or less, the performance factor will be multiplied by 75%. Performance Share awards will normally vest in their entirety at the end of the three-year performance period (subject to certain contingencies) and will primarily be payable in shares of MetLife, Inc.'s common stock.

     The following is a summary of Performance Share activity for the year ended December 31, 2009:

                                                                        WEIGHTED AVERAGE
                                                          PERFORMANCE      GRANT DATE
                                                             SHARES        FAIR VALUE
                                                          -----------   ----------------
Outstanding at January 1,...............................   2,586,650         $55.63
Granted.................................................   1,944,298         $20.72
Forfeited...............................................    (224,538)        $25.75
Paid....................................................    (812,975)        $48.43
                                                           ---------
Outstanding at December 31,.............................   3,493,435         $38.43
                                                           =========
Performance Shares expected to vest at December 31,
  2009..................................................   3,452,028         $44.55
                                                           =========



     Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the final performance factor to be determined at the end of the respective performance period. At December 31, 2009, the three year performance period for the 2007 Performance Share grants was completed. Included in the immediately preceding table are 801,750 outstanding Performance Shares to which the final performance factor will be applied. The calculation of the performance factor is expected to be finalized during the second quarter of 2010 after all data necessary to perform the calculation is publicly available.

     Performance Share awards are accounted for as equity awards but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc.'s common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc.'s common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     Compensation expense related to initial Performance Shares granted prior to January 1, 2006 and expected to vest is recognized ratably during the performance period. Compensation expense related to initial Performance Shares granted on or after January 1, 2006 and expected to vest is recognized ratably over the performance period or the period to retirement eligibility, if shorter. Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period. Compensation expense of $10 million, $64 million and $79 million, related to Performance Shares was allocated to the Company for the years ended December 31, 2009, 2008 and 2007, respectively.

     At December 31, 2009, MetLife, Inc. had $29 million of total unrecognized compensation costs related to Performance Share awards. It is expected that these costs will be recognized over a weighted average period of 1.52 years. The Company's allocated portion of Performance Share expense was 89%.

  Restricted Stock Units

     Beginning in 2005, MetLife, Inc. awarded certain members of management Restricted Stock Units under (and as defined in) the 2005 Stock Plan. Restricted Stock Unit awards will normally vest on the third or later anniversary

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of the date of the award (subject to certain contingencies) and each unit will be primarily payable entirely in shares of MetLife, Inc.'s common stock.

     During the year ended December 31, 2009, MetLife, Inc. granted 295,000 Restricted Stock Units for which the total fair value on the date of grant was $6 million. The number of Restricted Stock Units outstanding at December 31, 2009 was 393,362 with a weighted average fair value of $28.05 per unit.

     The following is a summary of Restricted Stock Unit activity for the year ended December 31, 2009:

                                                                           WEIGHTED AVERAGE
                                                        RESTRICTED STOCK      GRANT DATE
                                                              UNITS           FAIR VALUE
                                                        ----------------   ----------------
Outstanding at January 1,.............................       149,374            $51.46
Granted...............................................       295,000            $20.83
Forfeited.............................................       (31,850)           $57.57
Paid..................................................       (19,162)           $50.25
                                                             -------
Outstanding at December 31,...........................       393,362            $28.05
                                                             =======
Restricted Stock Units expected to vest at December
  31, 2009............................................       393,362            $28.05
                                                             =======



     Compensation expense related to Restricted Stock Units granted on or after January 1, 2006 and expected to vest is recognized ratably over a three year period or the period to retirement eligibility, if shorter. Compensation expense of $3 million, $2 million and $1 million related to Restricted Stock Units was allocated to the Company for the year ended December 31, 2009, 2008 and 2007 respectively.

     At December 31, 2009, MetLife, Inc. had $5 million of total unrecognized compensation costs related to Restricted Stock Units. It is expected that these costs will be recognized over a weighted average period of 1.83 years. The Company's allocated portion of Restricted Stock Units expense was 85%.

  Long-Term Performance Compensation Plan

     Prior to January 1, 2005, MetLife, Inc. granted stock-based compensation awards to certain members of management under the Long-Term Performance Compensation Plan ("LTPCP"). The final LTPCP performance period concluded during 2007. The awards for the final LTPCP performance period, in the amount of 618,375 shares of MetLife, Inc.'s common stock and $16 million in cash were paid during 2007. No significant compensation expense related to LTPCP was recognized during the year ended December 31, 2007.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The New York State Department of Insurance (the "Department") has adopted Statutory Codification with certain modifications for the preparation of statutory financial statements of insurance companies

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


domiciled in New York. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance contracts and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $1,221 million, ($338) million and $2,123 million for the years ended December 31, 2009, 2008 and 2007, respectively. Statutory capital and surplus, as filed with the Department, was $12.6 billion and $11.6 billion at December 31, 2009 and 2008, respectively.

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. During the year ended December 31, 2009, Metropolitan Life Insurance Company did not pay a dividend to MetLife, Inc. During the year ended December 31, 2008, Metropolitan Life Insurance Company distributed shares of RGA stock to MetLife, Inc. as an in-kind extraordinary dividend of $1,318 million. During the year ended December 31, 2007, Metropolitan Life Insurance Company paid to MetLife, Inc. $500 million in ordinary dividends. The maximum amount of dividends which Metropolitan Life Insurance Company may pay to MetLife, Inc. in 2010 without prior regulatory approval is $1,262 million.

     Under Massachusetts State Insurance Law, New England Life Insurance Company ("NELICO") is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as such dividends, when aggregated with all other dividends in the preceding 12 months, do not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2009 and 2008, NELICO paid a dividend of $19 million and $94 million, respectively. During the year ended December 31, 2007, NELICO did not pay a dividend to Metropolitan Life Insurance Company. The maximum amount of

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


dividends which NELICO may pay to Metropolitan Life Insurance Company in 2010 without prior regulatory approval is $84 million.

     For the years ended December 31, 2009, 2008 and 2007, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $148 million, $48 million and $60 million, respectively.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2009, 2008 and 2007 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                           YEARS ENDED DECEMBER 31,
                                                          --------------------------
                                                            2009      2008      2007
                                                          -------   --------   -----
                                                                 (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year..................................................  $12,267   $(18,334)  $(507)
Income tax effect of holding gains (losses).............   (4,233)     6,273     221
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income........................................    1,021      1,214    (173)
  Amortization of premiums and accretion of discounts
     associated with investments........................     (459)      (504)   (493)
Income tax effect.......................................     (194)      (245)    293
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts................   (1,948)     3,592     532
Income tax effect of allocation of holding (gains)
  losses to other policyholder amounts..................      672     (1,231)   (235)
Unrealized investment loss on dividend of interests in
  subsidiary............................................       --         88      --
Deferred income tax on unrealized investment loss on
  dividend of interests in subsidiary...................       --        (46)     --
                                                          -------   --------   -----
Net unrealized investment gains (losses), net of income
  tax...................................................    7,126     (9,193)   (362)
Foreign currency translation adjustment, net of income
  tax...................................................      (92)      (247)    195
Defined benefit plan adjustment, net of income tax......      (90)    (1,149)    525
                                                          -------   --------   -----
Other comprehensive income (loss).......................    6,944    (10,589)    358
Other comprehensive income (loss) attributable to
  noncontrolling interests..............................        5         --      --
Other comprehensive income (loss) attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary...................       --        150       8
Foreign currency translation adjustment attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary...................       --        107     (56)
Defined benefit plan adjustment attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary...................       --         (4)     (1)
                                                          -------   --------   -----
Other comprehensive income (loss) attributable to
  Metropolitan Life Insurance Company, excluding
  cumulative effect of change in accounting principle...    6,949    (10,336)    309
Cumulative effect of change in accounting principle, net
  of income tax of $19 million, effective April 1, 2009
  (See Note 1)..........................................      (36)        --      --
                                                          -------   --------   -----
Other comprehensive income (loss) attributable to
  Metropolitan Life Insurance Company...................  $ 6,913   $(10,336)  $ 309
                                                          =======   ========   =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

16.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2009     2008     2007
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
Compensation.............................................  $2,805   $2,555   $2,632
Commissions..............................................     758      901      827
Interest and debt issue costs............................     206      226      269
Affiliated interest costs on ceded reinsurance...........   1,236    1,072      164
Amortization of DAC and VOBA.............................     415    1,081      643
Capitalization of DAC....................................    (857)    (901)    (886)
Rent, net of sublease income.............................     348      363      282
Insurance tax............................................     337      289      297
Other....................................................     761      992      814
                                                           ------   ------   ------
Total other expenses.....................................  $6,009   $6,578   $5,042
                                                           ======   ======   ======



  Interest and Debt Issue Costs

     See Note 11 for interest expense on debt. Includes interest expense on tax audits of $40 million, $34 million and $79 million for the years ended December 31, 2009, 2008 and 2007, respectively.

  Amortization and Capitalization of DAC and VOBA

     See Note 6 for DAC and VOBA by segment and a rollforward of DAC and VOBA including impacts of amortization and capitalization. See also Note 10 for a description of the DAC amortization impact associated with the closed block.

  Affiliated Expenses

     Commissions, amortization of DAC and capitalization of DAC include the impact of affiliated reinsurance transactions.

     See Notes 9, 11 and 19 for discussion of affiliated expenses included in the table above.

  Lease Impairments

     See Note 13 for description of lease impairments included within other expenses.

  Restructuring Charges

     In September 2008, MetLife, Inc. began an enterprise-wide cost reduction and revenue enhancement initiative which is expected to be fully implemented by December 31, 2010. This initiative is focused on reducing complexity, leveraging scale, increasing productivity, and improving the effectiveness of MetLife, Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth. Estimated restructuring costs may change as management continues to execute its restructuring plans. Restructuring charges associated with this

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


enterprise-wide initiative and allocated to the Company were included in other expenses within Corporate & Other and are as follows:

                                                                    YEARS ENDED
                                                                   DECEMBER 31,
                                                                   ------------
                                                                    2009   2008
                                                                   -----   ----
                                                                        (IN
                                                                     MILLIONS)
Balance, beginning of period.....................................  $  61   $ --
  Severance charges..............................................     70     67
  Change in severance charge estimates...........................     (8)    (6)
  Cash payments..................................................   (104)    --
                                                                   -----   ----
Balance, end of period...........................................  $  19    $61
                                                                   =====   ====
Restructuring charges incurred in current period.................  $  62    $61
                                                                   =====   ====
Total restructuring charges incurred since inception of program..  $ 123    $61
                                                                   =====   ====



     For the years ended December 31, 2009 and 2008, the change in severance charge estimates was $8 million and $6 million, respectively, due to lower anticipated costs for lower variable incentive compensation, COBRA benefits, employee outplacement services and for employees whose severance status changed.

     In 2009, the Company also recognized additional lease charges of $28 million and made cash payments of $2 million associated with the consolidation of office space.

     Management anticipates further restructuring charges including severance, lease and asset impairments will be incurred during the year ending December 31, 2010. However, such restructuring plans are not sufficiently developed to enable MetLife, Inc. to make an estimate of such restructuring charges at December 31, 2009.

17.  BUSINESS SEGMENT INFORMATION

     As described in Note 1, during 2009 the Company realigned its former institutional and individual businesses into three operating segments: Insurance Products, Retirement Products and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

     Insurance Products offers a broad range of protection products and services to individuals, corporations and other institutions, and is organized into three distinct businesses: Group Life, Individual Life and Non-Medical Health. Group Life insurance products and services include variable life, universal life and term life. Individual Life includes variable life, universal life, term life and whole life insurance products. Non-Medical Health includes short- and long-term disability, long-term care and dental insurance and other insurance products. Retirement Products offers asset accumulation and income products, including a wide variety of annuities. Corporate Benefit Funding offers pension risk solutions, structured settlements, stable value & investment products and other benefit funding products.

     Corporate & Other contains the excess capital not allocated to the business segments, various start-up entities and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings. The operations of RGA are also reported in Corporate & Other as discontinued operations. See Note 18 for disclosures regarding discontinued operations, including real estate.

     Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, it is

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the Company's measure of segment performance reported below. Operating earnings is not determined in accordance with GAAP and should not be viewed as a substitute for GAAP income (loss) from continuing operations, net of income tax. However, the Company believes the presentation of operating earnings herein as the Company measures it for management purposes enhances the understanding of segment performance by highlighting the results from operations and the underlying profitability drivers of the businesses.

     Operating earnings is defined as operating revenues less operating expenses, net of income tax.

     Operating revenues is defined as GAAP revenues (i) less net investment gains (losses), (ii) less amortization of unearned revenue related to net investment gains (losses), (iii) plus scheduled periodic settlement payments on derivative instruments that are hedges of investments but do not qualify for hedge accounting treatment, (iv) plus income from discontinued real estate operations and (v) plus, for operating joint ventures reported under the equity method of accounting, the aforementioned adjustments and those identified in the definition of operating expenses, net of income tax, if applicable to these joint ventures.

     Operating expenses is defined as GAAP expenses (i) less changes in experience-rated contractholder liabilities due to asset value fluctuations,
(ii) less costs related to business combinations (since January 1, 2009) and noncontrolling interests, (iii) less amortization of DAC and VOBA and changes in the policyholder dividend obligation related to net investment gains (losses) and (iv) plus scheduled periodic settlement payments on derivative instruments that are hedges of policyholder account balances but do not qualify for hedge accounting treatment.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments as well as Corporate & Other for the years ended December 31, 2009, 2008 and 2007 and at December 31, 2009 and 2008. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2009:    PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
-----------------------------   ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $16,651      $  255       $1,712      $   11    $18,629     $    --        $18,629
Universal life and investment-
  type product policy fees....     1,486         441          145          --      2,072          (5)         2,067
Net investment income.........     4,968       1,768        3,704        (328)    10,112          78         10,190
Other revenues................       511          72          231         925      1,739          --          1,739
Net investment gains
  (losses)....................        --          --           --          --         --      (6,095)        (6,095)
                                 -------      ------       ------      ------    -------     -------        -------
  Total revenues..............    23,616       2,536        5,792         608     32,552      (6,022)        26,530
                                 -------      ------       ------      ------    -------     -------        -------
BENEFITS AND EXPENSES
Policyholder benefits and
  claims and policyholder
  dividends...................    18,447         370        3,431           7     22,255          19         22,274
Interest credited to
  policyholder account
  balances....................       513         753        1,367          --      2,633          36          2,669
Capitalization of DAC.........      (396)       (449)         (12)         --       (857)         --           (857)
Amortization of DAC and VOBA..       410         246           12           2        670        (255)           415
Interest expense..............         2          --            1         163        166          --            166
Other expenses................     3,145       1,363          450       1,320      6,278           7          6,285
                                 -------      ------       ------      ------    -------     -------        -------
  Total benefits and
     expenses.................    22,121       2,283        5,249       1,492     31,145        (193)        30,952
                                 -------      ------       ------      ------    -------     -------        -------
Provision for income tax
  expense (benefit)...........       498          76          172        (489)       257      (2,147)        (1,890)
                                 -------      ------       ------      ------    -------                    -------
OPERATING EARNINGS............   $   997      $  177       $  371      $ (395)     1,150
                                 =======      ======       ======      ======
Adjustments to:
  Total revenues..............................................................    (6,022)
  Total benefits and expenses.................................................       193
  Provision for income tax (expense) benefit..................................     2,147
                                                                                 -------
INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF INCOME TAX...................   $(2,532)                   $(2,532)
                                                                                 =======                    =======




                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE
AT DECEMBER 31, 2009:            PRODUCTS    PRODUCTS     FUNDING     & OTHER      TOTAL
---------------------           ---------   ----------   ---------   ---------   --------
                                                      (IN MILLIONS)
Total assets..................   $117,879     $64,713     $131,287    $29,078    $342,957
Separate account assets.......   $  7,749     $28,398     $ 44,230    $    --    $ 80,377
Separate account liabilities..   $  7,749     $28,398     $ 44,230    $    --    $ 80,377

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2008:    PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
-----------------------------   ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $15,937      $  229       $2,268      $   10    $18,444      $   --        $18,444
Universal life and investment-
  type product policy fees....     1,515         584          184          --      2,283           2          2,285
Net investment income.........     5,148       1,495        4,538        (119)    11,062          54         11,116
Other revenues................       510          56          350         966      1,882          --          1,882
Net investment gains
  (losses)....................        --          --           --          --         --       3,472          3,472
                                 -------      ------       ------      ------    -------      ------        -------
  Total revenues..............    23,110       2,364        7,340         857     33,671       3,528         37,199
                                 -------      ------       ------      ------    -------      ------        -------
BENEFITS AND EXPENSES
Policyholder benefits and
  claims and policyholder
  dividends...................    17,637         430        4,079          22     22,168         247         22,415
Interest credited to
  policyholder account
  balances....................       520         756        1,872           7      3,155          26          3,181
Capitalization of DAC.........      (484)       (396)         (13)         (8)      (901)         --           (901)
Amortization of DAC and VOBA..       513         390           16           9        928         153          1,081
Interest expense..............         1           2           --         189        192          --            192
Other expenses................     3,245       1,178          439       1,350      6,212          (6)         6,206
                                 -------      ------       ------      ------    -------      ------        -------
  Total benefits and
     expenses.................    21,432       2,360        6,393       1,569     31,754         420         32,174
                                 -------      ------       ------      ------    -------      ------        -------
Provision for income tax
  expense (benefit)...........       572         (17)         327        (336)       546       1,104          1,650
                                 -------      ------       ------      ------    -------                    -------
OPERATING EARNINGS............   $ 1,106      $   21       $  620      $ (376)     1,371
                                 =======      ======       ======      ======
Adjustments to:
  Total revenues..............................................................     3,528
  Total benefits and expenses.................................................      (420)
  Provision for income tax (expense) benefit..................................    (1,104)
                                                                                 -------
INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF INCOME TAX...................   $ 3,375                    $ 3,375
                                                                                 =======                    =======




                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE
AT DECEMBER 31, 2008:            PRODUCTS    PRODUCTS     FUNDING     & OTHER      TOTAL
---------------------           ---------   ----------   ---------   ---------   --------
                                                      (IN MILLIONS)
Total assets..................   $112,904     $53,049     $133,139    $35,127    $334,219
Separate account assets.......   $  7,430     $20,412     $ 44,417    $    --    $ 72,259
Separate account liabilities..   $  7,430     $20,412     $ 44,417    $    --    $ 72,259

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2007:    PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
-----------------------------   ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $15,005      $  185       $1,241      $   4     $16,435      $  --         $16,435
Universal life and investment-
  type product policy fees....     1,461         636          149         --       2,246         --           2,246
Net investment income.........     5,451       1,865        5,108        375      12,799       (223)         12,576
Other revenues................       487          55          322         70         934         --             934
Net investment gains
  (losses)....................        --          --           --         --          --       (287)           (287)
                                 -------      ------       ------      -----     -------      -----         -------
  Total revenues..............    22,404       2,741        6,820        449      32,414       (510)         31,904
                                 -------      ------       ------      -----     -------      -----         -------
BENEFITS AND EXPENSES
Policyholder benefits and
  claims and policyholder
  dividends...................    16,538         298        2,868         21      19,725        237          19,962
Interest credited to
  policyholder account
  balances....................       654         756        2,113         --       3,523         (8)          3,515
Capitalization of DAC.........      (542)       (316)         (16)       (12)       (886)        --            (886)
Amortization of DAC and VOBA..       501         228           15         14         758       (115)            643
Interest expense..............         2           4            6        178         190         --             190
Other expenses................     3,364       1,105          444        267       5,180        (85)          5,095
                                 -------      ------       ------      -----     -------      -----         -------
  Total benefits and
     expenses.................    20,517       2,075        5,430        468      28,490         29          28,519
                                 -------      ------       ------      -----     -------      -----         -------
Provision for income tax
  expense (benefit)...........       649         233          470       (114)      1,238       (156)          1,082
                                 -------      ------       ------      -----     -------                    -------
OPERATING EARNINGS............   $ 1,238      $  433       $  920      $  95       2,686
                                 =======      ======       ======      =====
Adjustments to:
  Total revenues..............................................................      (510)
  Total benefits and expenses.................................................       (29)
  Provision for income tax (expense) benefit..................................       156
                                                                                 -------
INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF INCOME TAX...................   $ 2,303                    $ 2,303
                                                                                 =======                    =======



     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2009, 2008 and 2007. Substantially all of the Company's revenues originated in the United States.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair value less expected disposition costs.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following information presents the components of income from discontinued real estate operations:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2009      2008      2007
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Revenues:
  Investment income.........................................   $ 9       $13       $23
  Investment expense........................................    (2)       (4)       (7)
  Net investment gains (losses).............................     8         8         7
                                                               ---       ---       ---
     Total revenues.........................................    15        17        23
Provision for income tax....................................     5         6        10
                                                               ---       ---       ---
Income from discontinued operations, net of income tax......   $10       $11       $13
                                                               ===       ===       ===



     The carrying value of real estate related to discontinued operations was $44 million and $51 million at December 31, 2009 and 2008, respectively.

  OPERATIONS

  Reinsurance Group of America, Incorporated

     As more fully described in Note 2, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, RGA, in September 2008. In connection with this transaction, GALIC dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the amounts related to the operations of RGA that have been reflected as discontinued operations in the consolidated statements of operations:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              -----------------
                                                                2008      2007
                                                              -------   -------
                                                                (IN MILLIONS)
REVENUES:
Premiums....................................................   $3,535    $4,910
Net investment income.......................................      597       908
Other revenues..............................................       69        77
Net investment gains (losses)...............................     (249)     (177)
                                                               ------    ------
       Total revenues.......................................    3,952     5,718
                                                               ------    ------
EXPENSES:
Policyholder benefits and claims............................    2,989     3,989
Interest credited to policyholder account balances..........      108       262
Other expenses..............................................      699     1,226
                                                               ------    ------
       Total expenses.......................................    3,796     5,477
                                                               ------    ------
Income before provision for income tax......................      156       241
Provision for income tax....................................       53        84
                                                               ------    ------
Income from discontinued operations, net of income tax,
  attributable to Metropolitan Life Insurance Company.......      103       157
Income from discontinued operations, net of income tax,
  attributable to noncontrolling interests..................       94       141
Loss in connection with the dividend of interests in
  subsidiary, net of income tax.............................     (398)       --
                                                               ------    ------
Income (loss) from discontinued operations, net of income
  tax.......................................................   $ (201)   $  298
                                                               ======    ======



     The operations of RGA included direct policies and reinsurance agreements with Metropolitan Life Insurance Company and some of its subsidiaries. These agreements are generally terminable by either party upon 90 days written notice with respect to future new business. Agreements related to existing business generally are not terminable, unless the underlying policies terminate or are recaptured. These direct policies and reinsurance agreements do not constitute significant continuing involvement by the Company with RGA. Included in continuing operations in the Company's consolidated statements of operations are amounts related to these transactions, including ceded amounts that reduced premiums and fees by $117 million and $185 million and ceded amounts that reduced policyholder benefits and claims by $90 million and $185 million for the years ended December 31, 2008 and 2007, respectively, that have not been eliminated as these transactions have continued after the RGA disposition.

19.  RELATED PARTY

     The Company entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, Inc., under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $2.3 billion, $2.2 billion and $2.0 billion, included in compensation in other expenses, for services performed under the service agreement for the years ended December 31, 2009, 2008 and 2007, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has entered into agreements with affiliates for services necessary to conduct the Company's activities. Typical services provided under these agreements include distribution services and administrative functions. Expenses incurred by the Company related to these agreements, recorded in other expenses, were $662 million, $667 million and $574 million for the years ended December 31, 2009, 2008 and 2007, respectively. For the year ended December 31, 2009, the aforementioned expenses and fees incurred with affiliates were comprised of $18 million, recorded in commissions and $644 million recorded in other expenses. For the year ended December 31, 2008, the aforementioned expenses and fees incurred with affiliates were comprised of $47 million, recorded in commissions and $620 million recorded in other expenses. For the year ended December 31, 2007, the aforementioned expenses and fees incurred with affiliates were comprised of $52 million, recorded in commissions and $522 million recorded in other expenses.

     The Company has entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1,074 million, $815 million and $791 million for the years ended December 31, 2009, 2008 and 2007, respectively, and were reimbursed to the Company by these affiliates. Revenues received from affiliates related to these agreements and recorded in other revenues were $22 million for the year ended December 31, 2009 and $17 million for both years ended December 31, 2008 and 2007. Revenues received from affiliates related to these agreements and recorded in universal life and investment-type product policy fees were $55 million for the year ended December 31, 2009 and $16 million for both years ended December 31, 2008 and 2007.

     The Company had net payables to affiliates of $205 million and $229 million at December 31, 2009 and 2008, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
9. See Notes 3, 8 and 11 for discussion of additional related party transactions.

20.  SUBSEQUENT EVENTS

     The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 consolidated financial statements.

GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Financial Statements

for the Years Ended December 31, 2009, 2008 and 2007 and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of General American Life Insurance
Company:

We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries (an indirect wholly owned subsidiary of MetLife, Inc.) (the "Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2009. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 7, 2010

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008


                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                      2009      2008
                                                                    -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair
     value (amortized cost: $6,168 and $6,582, respectively).....   $ 6,394   $ 6,140
  Equity securities available-for-sale, at estimated fair value
     (cost: $149 and $166, respectively).........................       150       135
  Mortgage loans (net of valuation allowances of $3 and $0,
     respectively)...............................................       369       219
  Policy loans...................................................     1,781     1,691
  Real estate and real estate joint ventures.....................        54        55
  Other limited partnership interests............................        96        81
  Short-term investments.........................................       219       514
  Other invested assets..........................................        54       126
                                                                    -------   -------
     Total investments...........................................     9,117     8,961
Cash and cash equivalents........................................       158       152
Accrued investment income........................................        96        99
Premiums and other receivables...................................     2,235     2,177
Deferred policy acquisition costs and value of business
  acquired.......................................................       192       279
Current income tax recoverable...................................        47        23
Deferred income tax assets.......................................        88       210
Other assets.....................................................       152       136
Separate account assets..........................................     1,415     1,484
                                                                    -------   -------
     Total assets................................................   $13,500   $13,521
                                                                    =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits.........................................   $ 5,086   $ 5,176
  Policyholder account balances..................................     4,291     4,143
  Other policyholder funds.......................................       235       249
  Policyholder dividends payable.................................       103       107
  Payables for collateral under securities loaned and other
     transactions................................................       426       806
  Long-term debt.................................................       101       101
  Other liabilities..............................................       556       446
  Separate account liabilities...................................     1,415     1,484
                                                                    -------   -------
     Total liabilities...........................................    12,213    12,512
                                                                    -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 11)

STOCKHOLDER'S EQUITY:
Common stock, par value $1.00 per share; 5,000,000 shares
  authorized; 3,000,000 shares issued and outstanding............         3         3
Additional paid-in capital.......................................     1,156     1,243
Retained earnings................................................        --        71
Accumulated other comprehensive income (loss)....................       128      (308)
                                                                    -------   -------
     Total stockholder's equity..................................     1,287     1,009
                                                                    -------   -------
     Total liabilities and stockholder's equity..................   $13,500   $13,521
                                                                    =======   =======




        See accompanying notes to the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)


                                                              2009    2008    2007
                                                             -----   ------   ----
REVENUES
Premiums...................................................  $ 265   $  284   $308
Universal life and investment-type product policy fees.....    177      160    188
Net investment income......................................    511      474    511
Other revenues.............................................      9        6     37
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities............................................    (37)     (75)    (1)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive loss....     12       --     --
  Other net investment gains (losses), net.................   (225)     212    (90)
                                                             -----   ------   ----
  Total net investment gains (losses)......................   (250)     137    (91)
                                                             -----   ------   ----
     Total revenues........................................    712    1,061    953
                                                             -----   ------   ----
EXPENSES
Policyholder benefits and claims...........................    414      454    485
Interest credited to policyholder account balances.........    140      140    147
Policyholder dividends.....................................    169      168    163
Other expenses.............................................    106       84     77
                                                             -----   ------   ----
  Total expenses...........................................    829      846    872
                                                             -----   ------   ----
Income (loss) from continuing operations before provision
  for income tax...........................................   (117)     215     81
Provision for income tax expense (benefit).................    (65)      95     39
                                                             -----   ------   ----
Income (loss) from continuing operations, net of income
  tax......................................................    (52)     120     42
Income (loss) from discontinued operations, net of income
  tax......................................................     --     (201)   298
                                                             -----   ------   ----
Net income (loss)..........................................    (52)     (81)   340
Less: Net income attributable to noncontrolling interests..     --       94    141
                                                             -----   ------   ----
Net income (loss) attributable to General American Life
  Insurance Company........................................  $ (52)  $ (175)  $199
                                                             =====   ======   ====




        See accompanying notes to the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                  (IN MILLIONS)


                                                                             ACCUMULATED OTHER COMPREHENSIVE
                                                                                      INCOME (LOSS)
                                                                 -------------------------------------------------------
                                                                     NET
                                                                 UNREALIZED                     FOREIGN        DEFINED
                                        ADDITIONAL               INVESTMENT    OTHER-THAN-      CURRENCY       BENEFIT
                               COMMON     PAID-IN     RETAINED      GAINS       TEMPORARY     TRANSLATION       PLANS       TOTAL
                               STOCK      CAPITAL     EARNINGS    (LOSSES)     IMPAIRMENTS    ADJUSTMENTS    ADJUSTMENT    EQUITY
                              -------   ----------   ---------   ----------   -------------   -----------   ------------   ------
Balance at December 31,
  2008......................  $     3     $  1,243   $      71   $     (299)  $          --   $       (10)  $          1   $1,009
Cumulative effect of change
  in accounting principle,
  net of income tax (Note
  1)........................                                 1                           (1)                                   --
Dividends on common stock...                   (87)        (20)                                                              (107)
Change in equity of
  noncontrolling interests..
Comprehensive income:
  Net loss..................                               (52)                                                               (52)
  Other comprehensive
     income:
     Unrealized investment
       gains (losses), net
       of related offsets
       and income tax.......                                            448              (9)                                  439
     Defined benefit plans
       adjustment, net of
       income tax...........                                                                                          (2)      (2)
                                                                                                                           ------
     Other comprehensive
       income...............                                                                                                  437
                                                                                                                           ------
  Comprehensive income......                                                                                                  385
                              -------   ----------   ---------   ----------   -------------   -----------   ------------   ------
Balance at December 31,
  2009......................       $3       $1,156        $ --        $ 149            $(10)         $(10)           $(1)  $1,287
                              =======   ==========   =========   ==========   =============   ===========   ============   ======




        See accompanying notes to the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      FOR THE YEAR ENDED DECEMBER 31, 2008

                                  (IN MILLIONS)


                                                           ACCUMULATED OTHER COMPREHENSIVE
                                                                    INCOME (LOSS)
                                                          ---------------------------------
                                                                                            TOTAL GENERAL
                                                              NET                           AMERICAN LIFE
                                                          UNREALIZED   FOREIGN     DEFINED    INSURANCE   NONCONTROLLING
                                      ADDITIONAL          INVESTMENT   CURRENCY    BENEFIT    COMPANY'S      INTERESTS
                               COMMON   PAID-IN  RETAINED    GAINS   TRANSLATION    PLANS   STOCKHOLDER'S  DISCONTINUED    TOTAL
                                STOCK   CAPITAL  EARNINGS  (LOSSES)  ADJUSTMENTS ADJUSTMENT     EQUITY      OPERATIONS     EQUITY
                               ------ ---------- -------- ---------- ----------- ---------- ------------- --------------  -------
Balance at December 31,
  2007......................       $3    $ 1,849  $   969      $ 348       $ 112        $(3)      $ 3,278        $ 1,534  $ 4,812
Equity transaction of
  majority owned
  subsidiary................                 (11)                                                     (11)                    (11)
Dividend of interests in
  subsidiary (Note 2).......                (595)    (723)                                         (1,318)                 (1,318)
Dividends on common stock...                                                                                          34       34
Change in equity of
  noncontrolling interests..                                                                                      (1,409)  (1,409)
Comprehensive loss:
  Net income (loss).........                         (175)                                           (175)            94      (81)
  Other comprehensive loss:
     Unrealized investment
       gains (losses), net
       of related offsets
       and income tax.......                                    (647)                                (647)          (150)    (797)
     Foreign currency
       translation
       adjustments, net of
       income tax...........                                                (122)                    (122)          (107)    (229)
     Defined benefit plans
       adjustment, net of
       income tax...........                                                              4             4              4        8
                                                                                                  -------        -------  -------
     Other comprehensive
       loss.................                                                                         (765)          (253)  (1,018)
                                                                                                  -------        -------  -------
  Comprehensive loss........                                                                         (940)          (159)  (1,099)
                               ------ ---------- -------- ---------- ----------- ---------- ------------- --------------  -------
Balance at December 31,
  2008......................       $3     $1,243    $  71      $(299)      $ (10)       $ 1       $ 1,009        $    --  $ 1,009
                               ====== ========== ======== ========== =========== ========== ============= ==============  =======




        See accompanying notes to the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      FOR THE YEAR ENDED DECEMBER 31, 2007

                                  (IN MILLIONS)


                                                          ACCUMULATED OTHER COMPREHENSIVE
                                                                   INCOME (LOSS)
                                                         ---------------------------------
                                                                                           TOTAL GENERAL     NON-
                                                             NET                           AMERICAN LIFE CONTROLLING
                                                         UNREALIZED   FOREIGN     DEFINED    INSURANCE    INTERESTS
                                     ADDITIONAL          INVESTMENT   CURRENCY    BENEFIT    COMPANY'S     DISCON-
                              COMMON   PAID-IN  RETAINED    GAINS   TRANSLATION    PLANS   STOCKHOLDER'S    TINUED    TOTAL
                               STOCK   CAPITAL  EARNINGS  (LOSSES)  ADJUSTMENTS ADJUSTMENT     EQUITY     OPERATIONS EQUITY
                              ------ ---------- -------- ---------- ----------- ---------- ------------- ----------- ------
Balance at December 31,
  2006.....................       $3    $ 1,839   $  775       $369        $ 52        $(4)       $3,034      $1,347 $4,381
Cumulative effect of change
  in accounting principle,
  net of income tax (Note
  1).......................                           (5)                                             (5)        (11)   (16)
                              ------ ---------- -------- ---------- ----------- ---------- ------------- ----------- ------
Balance at January 1,
  2007.....................        3      1,839      770        369          52         (4)        3,029       1,336  4,365
Equity transaction of
  majority owned
  subsidiary...............                  10                                                       10                 10
Dividends on common stock..                                                                                      (34)   (34)
Change in equity of
  noncontrolling
  interests................                                                                                       42     42
Comprehensive income:
  Net income...............                          199                                             199         141    340
  Other comprehensive
     income:
     Unrealized investment
       gains (losses), net
       of related offsets
       and income tax......                                     (21)                                 (21)         (8)   (29)
     Foreign currency
       translation
       adjustments, net of
       income tax..........                                                  60                       60          56    116
     Defined benefit plans
       adjustment, net of
       income tax..........                                                              1             1           1      2
                                                                                                  ------      ------ ------
     Other comprehensive
       income..............                                                                           40          49     89
                                                                                                  ------      ------ ------
  Comprehensive income.....                                                                          239         190    429
                              ------ ---------- -------- ---------- ----------- ---------- ------------- ----------- ------
Balance at December 31,
  2007.....................       $3     $1,849     $969       $348        $112        $(3)       $3,278      $1,534 $4,812
                              ====== ========== ======== ========== =========== ========== ============= =========== ======




        See accompanying notes to the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)



                                                            2009      2008      2007
                                                           ------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)........................................  $  (52)  $   (81)  $   340
Adjustments to reconcile net income (loss) to net cash
  (used in) provided by operating activities:
     Depreciation and amortization expenses..............       7         7         7
     Amortization of premiums and accretion of discounts
       associated with investments, net..................     (43)      (32)      (33)
     (Gains) losses from sales of investments and
       businesses, net...................................     250       502       268
     Interest credited to policyholder account balances..     140       248       409
     Interest credited to equity linked notes............     (25)       44        (2)
     Universal life and investment-type product policy
       fees..............................................    (177)     (160)     (188)
     Change in premiums and other receivables............     (58)     (116)     (226)
     Change in deferred policy acquisition costs, net....      25      (262)     (339)
     Change in insurance-related liabilities.............    (109)      294     1,348
     Change in income tax payable........................    (138)      124        65
     Change in other assets..............................      31       (96)      117
     Change in other liabilities.........................      72       163       291
     Other, net..........................................       5       (46)        5
                                                           ------   -------   -------
Net cash (used in) provided by operating activities......     (72)      589     2,062
                                                           ------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities...........................   1,383     3,221     2,974
     Equity securities...................................      20        41        34
     Mortgage loans......................................       6        74        26
     Real estate and real estate joint ventures..........      --        --         1
     Other limited partnership interests.................      13         4         1
  Purchases of:
     Fixed maturity securities...........................    (934)   (3,167)   (4,116)
     Equity securities...................................     (18)      (59)      (12)
     Mortgage loans......................................    (158)       (5)     (129)
     Real estate and real estate joint ventures..........      (2)       (2)       (1)
     Other limited partnership interests.................     (25)      (66)      (19)
  Net change in short-term investments...................     284      (255)      123
  Dividend of subsidiary.................................      --      (270)       --
  Net change in other invested assets....................     (92)     (416)     (976)
  Other, net.............................................     (91)      (24)      (43)
                                                           ------   -------   -------
Net cash provided by (used in) investing activities......  $  386   $  (924)  $(2,137)
                                                           ------   -------   -------




        See accompanying notes to the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)

                                                             2009     2008     2007
                                                            -----   -------   ------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.............................................  $ 535   $ 1,379   $1,147
     Withdrawals..........................................   (356)     (714)    (986)
  Net change in payables for collateral under securities
     loaned and other transactions........................   (380)     (632)    (204)
  Net change in short-term debt -- affiliated.............     --       (50)      50
  Long-term debt issued...................................     --        --      297
  Long-term debt repaid...................................     --        (3)     (79)
  Dividends on common stock...............................   (107)       --       --
                                                            -----   -------   ------
Net cash (used in) provided by financing activities.......   (308)      (20)     225
                                                            -----   -------   ------
Change in cash and cash equivalents.......................      6      (355)     150
Cash and cash equivalents, beginning of year..............    152       507      357
                                                            -----   -------   ------
CASH AND CASH EQUIVALENTS, END OF YEAR....................  $ 158   $   152   $  507
                                                            =====   =======   ======
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year.......................................  $  --   $   404   $  164
                                                            =====   =======   ======
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE, END
  OF YEAR.................................................  $  --   $    --   $  404
                                                            =====   =======   ======
Cash and cash equivalents, from continuing operations,
  beginning of year.......................................  $ 152   $   103   $  193
                                                            =====   =======   ======
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS, END
  OF YEAR.................................................  $ 158   $   152   $  103
                                                            =====   =======   ======
Supplemental disclosures of cash flow information:
  Net cash paid (received) during the year for:
     Interest.............................................  $   9   $    84   $  129
                                                            =====   =======   ======
     Income tax...........................................  $  73   $   (26)  $  (85)
                                                            =====   =======   ======
  Non-cash transactions during the year:
     Dividend of subsidiary:
       Assets disposed....................................  $  --   $22,135   $   --
       Less: liabilities disposed.........................     --    20,689       --
                                                            -----   -------   ------
       Net assets disposed................................     --     1,446       --
       Add: cash disposed.................................     --       270       --
       Less: dividend of interests in subsidiary..........     --     1,318       --
                                                            -----   -------   ------
       Loss on dividend of interests in subsidiary........  $  --   $   398   $   --
                                                            =====   =======   ======




        See accompanying notes to the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     General American Life Insurance Company ("General American") and its subsidiaries (collectively the "Company"), is a wholly-owned subsidiary of GenAmerica Financial, LLC ("GenAmerica" or the "Holding Company"). General American is a Missouri corporation incorporated in 1933. GenAmerica is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals and group insurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in 49 states, Puerto Rico and the District of Columbia.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of General American and its subsidiaries. Intercompany accounts and transactions have been eliminated.

     See Note 2 for discussion concerning the disposition of a subsidiary.

     The Company adopted revised guidance on the accounting for noncontrolling interests in the consolidated financial statements, effective January 1, 2009, which requires retrospective reclassification for all periods presented of noncontrolling interests (formerly called minority interests) to the equity section of the balance sheet and change in presentation of net income (loss) in the consolidated cash flows to include the portion of net income (loss) attributable to noncontrolling interests with a corresponding reduction in other operating activities. These consolidated financial statements present retrospective changes required under this revised guidance for the periods prior to the adoption as of January 1, 2009. For the impact for the years ended December 31, 2008 and 2007 refer to "Adoption of New Accounting
Pronouncements -- Business Combinations and Noncontrolling Interests."

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2009 presentation. See Note 15 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

     A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

     In June 2009, the Financial Accounting Standards Board ("FASB") approved FASB Accounting Standards Codification ("Codification") as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental entities. Codification changed the referencing and organization of accounting guidance without modification of existing GAAP. Since it did not modify existing GAAP, Codification did not have any impact on the Company's financial condition or results of operations. On the effective date of Codification, substantially all existing non-SEC accounting and reporting standards were superseded and, therefore, are no longer referenced by title in the accompanying consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with the same credit standing. It requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value, the Company considers three broad valuation techniques: (i) the market approach; (ii) the income approach; and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

       Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

       Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

       Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

  Investments

     The accounting policies for each of the Company's investments are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover. See also Note 3.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below cost or amortized cost recovers; (vii) with respect to equity securities, whether the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost; (viii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES securities; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Effective April 1, 2009, the Company prospectively adopted new guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "Adoption of New Accounting Pronouncements -- Financial Instruments." The new guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded as other comprehensive income (loss). There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          Prior to the adoption of the new OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost basis. Also, prior to the adoption of this guidance, the entire difference between the fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

          With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          With respect to perpetual hybrid securities that have attributes of both debt and equity, some of which are classified as fixed maturity securities and some of which are classified as non-redeemable preferred stock within equity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          Upon adoption of the new OTTI guidance, the Company's methodology and significant inputs used to determine the amount of the credit loss are as follows:

          (i) The Company calculates the recovery value of fixed maturity securities by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

          (ii) When determining the collectability and the period over which the fixed maturity security is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


               the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

          (iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS"). These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

          (iv) When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates, and the overall macroeconomic conditions.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on fixed maturity securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their investment income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses). In addition, the Company has invested in certain structured transactions that are variable interest entities ("VIEs"). These structured transactions include hybrid securities and other limited partnership interests. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on an annual basis.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans. Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, loan specific valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate; (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent; or (iii) the loan's observable market price. The Company also establishes allowances for loan losses for pools of loans with similar characteristics, such as mortgage loans based on similar property types, similar loan-to-value, or similar debt service coverage ratio factors when, based on past experience, it is probable that a credit event has occurred and the amount of the loss can be reasonably estimated. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to accrue for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded in accordance with the loan agreement as a reduction of principal and/or as interest income. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has significant influence or more than a 20% interest. For certain real estate joint ventures the Company records its share of earnings using a three-month lag methodology for all instances where the timely financial information is available and the contractual right exists to receive such financial information. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in an affiliated money market pool.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, tax credit partnerships and cash held in trust.

          Freestanding derivatives with positive estimated fair values are described in the derivatives accounting policy which follows.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are accounted for under the equity method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

          The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

          The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

          When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

          The recognition of income on certain investments (e.g., loan-backed securities, including mortgage-backed and asset-backed securities, certain structured investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The accounting rules for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The primary beneficiary is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both.

          When assessing the expected losses to determine the primary beneficiary for structured investment products such as asset-backed securitizations and collateralized debt obligations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry classifications and geographic location. Using computational algorithms, the analysis simulates default scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as hybrid securities, joint ventures, limited partnerships and limited liability companies, the Company takes into consideration the design of the VIE and generally uses a

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual and implied rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements. The Company did not consolidate any of its VIEs at December 31, 2009 and 2008.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards and futures, to manage risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact in the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The Company's net investment gains (losses) on foreign operations are related to the operations of Reinsurance Group of America, Incorporated ("RGA"), a former majority owned subsidiary, and are included in income (loss) from discontinued operations, net of income tax. See Note 15.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


(loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheets at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheets at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the consolidated financial statements and that their related changes in estimated fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $76 million and $74 million at December 31, 2009 and 2008, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $64 million and $60 million at December 31, 2009 and 2008, respectively. Related depreciation and amortization expense was $3 million, $2 million and $3 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $28 million and $27 million at December 31, 2009 and 2008, respectively. Accumulated amortization of capitalized software was $23 million and $21 million at December 31, 2009 and 2008, respectively. Related amortization expense was $2 million for each of the years ended December 31, 2009, 2008 and 2007.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


("DAC"). Such costs consist principally of commissions and agency and policy issuance expenses. Value of business acquired ("VOBA") is an intangible asset that represents the present value of future profits embedded in acquired insurance annuity and investment type contracts. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. Management has concluded that the Company has one reporting unit.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES determined in the same manner as the amount of goodwill would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill is recognized as an impairment and recorded as a charge against net income.

     In performing its goodwill impairment test, when management believes meaningful comparable market data are available, the estimated fair value of the reporting unit is determined using a market multiple approach. When relevant comparables are not available, the Company uses a discounted cash flow model.

     The key inputs, judgments and assumptions necessary in determining estimated fair value include current book value (with and without accumulated other comprehensive income), the level of economic capital required to support the mix of business, long term growth rates, comparative market multiples, the level of interest rates, credit spreads, equity market levels and the discount rate management believes appropriate to the risk associated with the respective reporting unit. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting unit could result in goodwill impairments in future periods.

     During the 2009 impairment test of goodwill, management concluded that the fair value was in excess of the carrying value and, therefore, goodwill was not impaired. However, management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting unit to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions may have an impact on the estimated fair value and could result in future impairments of goodwill. Additionally, the Company recognized no impairments of goodwill during the years ended December 31, 2008 and 2007. Goodwill was $35 million at both December 31, 2009 and 2008.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 5% to 7%.

     Participating business represented approximately 48% and 50% of the Company's life insurance in-force, and 74% and 75% of the number of life insurance policies in-force, at December 31, 2009 and 2008, respectively. Participating policies represented approximately 99% and 100% of gross and net life insurance premiums for the years ended December 31, 2009, 2008 and 2007.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 5% to 9%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities are 5%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 6%.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's ("S&P") 500 Index experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 3% to 6%, less expenses, mortality charges and withdrawals.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death and disability claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Funds Withheld

     Funds withheld represent amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments. As a result, the Company records a funds withheld payable within other liabilities. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio and records it in other expenses.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by General American's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by General American.

  Income Taxes

     General American joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii) future reversals of existing taxable temporary differences;

          (iii) taxable income in prior carryback years; and

          (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 10) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans.

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES interest on 30-year Treasury securities, for each account balance. At December 31, 2008, virtually all the obligations were calculated using the traditional formula.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The expected postretirement plan benefit obligations ("EPBO") represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents. Unlike for pensions, the EPBO is not recorded in the financial statements but is used in measuring the periodic expense. The accumulated postretirement plan benefit obligation ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external consulting actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income (loss). Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur. The Company's net investment gains (losses) on foreign operations are related to the operations of RGA, and are included in income (loss) from discontinued operations, net of income tax. See Note 15.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

     As more fully described in "Summary of Significant Accounting Policies and Critical Accounting Estimates," effective April 1, 2009, the Company adopted new OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities.

     The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $1 million to retained earnings with a corresponding decrease to accumulated other comprehensive income (loss) to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $1 million, net of deferred income taxes of less than $1 million, resulting in the net cumulative effect adjustment of $1 million. The entire increase in the amortized cost basis of fixed maturity securities was in the ABS sector.

     As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $12 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

     The following new pronouncements relating to financial instruments had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

     - Effective December 31, 2008, the Company adopted new guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

     - Effective January 1, 2008, the Company adopted new guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     - Effective January 1, 2008, the Company adopted new guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This new guidance also includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

     Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this new guidance:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - Net income (loss) includes amounts attributable to noncontrolling interests.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements. Financial statements and disclosures for periods prior to 2009 reflect the retrospective application of the accounting for noncontrolling interests as required under this guidance. As a result of its implementation, total equity at December 31, 2008 and 2007 increased by $0 and $1,534 million, respectively, representing noncontrolling interests with an offsetting impact to other liabilities and total liabilities, as a result of the elimination of minority interests. Also as a result of the adoption, income from continuing operations increased by $94 million and $141 million for the years ended December 31, 2008 and 2007, respectively, with the corresponding increase in net income attributable to noncontrolling interests for the years ended December 31, 2008 and 2007.

     Effective January 1, 2009, the Company adopted prospectively new guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

     Effective January 1, 2008, the Company adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. At January 1, 2008, adopting the guidance on assets and liabilities measured at estimated fair value did not have a material impact on the Company's consolidated financial statements. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income
(loss). The Company provided all of the material disclosures in Note 5.

     Effective April 1, 2009, the Company adopted new guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements. This adoption did not have any other material impact on the Company's consolidated financial statements.

     The following new pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

     - In February 2007, the FASB issued guidance related to the fair value option for financial assets and financial liabilities. This guidance permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

     - Effective September 30, 2008, the Company adopted new guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

     - Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     - Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     - Effective December 31, 2009, the Company adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

     - Effective December 31, 2009, the Company adopted new guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2009, the Company adopted new guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

     Effective April 1, 2009, the Company adopted prospectively new guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the required disclosures in its consolidated financial statements.

     Effective December 31, 2008, the Company adopted new guidance relating to disclosures by public entities about transfers of financial assets and interests in VIEs. This guidance requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in VIEs. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest in the VIE or is its sponsor. The Company provided all of the material disclosures in its consolidated financial statements.

     Effective January 1, 2007, the Company adopted new guidance on income taxes. This guidance clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. It requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. As a result of the implementation, the Company recognized an $11 million decrease in the liability for unrecognized tax benefits, no change in the interest liability for unrecognized tax benefits, and an $11 million increase in the interest liability for unrecognized tax benefits which are included in liabilities of subsidiaries held-for-sale, resulting in no corresponding change to the January 1, 2007 balance of retained earnings.

     Effective January 1, 2007, the Company adopted new guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in guidance

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES relating to accounting and reporting by insurance enterprises for long-duration contracts and for realized gains and losses from the sale of investments. As a result of the adoption of the new guidance, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed. The adoption of this guidance resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. Prior to the adoption, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption, DAC on such contracts is to be amortized over the rate reset period. The impact as of January 1, 2007 was a cumulative effect adjustment of $5 million, net of income tax of $3 million, which was recorded as a reduction to retained earnings.

     The following new pronouncement had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2008, the Company prospectively adopted new guidance on the sale of real estate when the agreement includes a buy-sell clause. This guidance addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity and concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In January 2010, the FASB issued new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3 (Accounting Standards Update ("ASU") 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements). In addition, this guidance provides clarification of existing disclosure requirements about (a) level of disaggregation and (b) inputs and valuation techniques. The update is effective for the first quarter of 2010. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

     In June 2009, the FASB issued additional guidance related to financial instrument transfers (ASU 2009-16, Transfers and Servicing (Topic 860):
Accounting for Transfers of Financial Assets) and evaluation of VIEs for consolidation (ASU 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities). The guidance is effective for the first quarter of 2010:

     - The financial instrument transfer guidance eliminates the concept of a "QSPE," eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also requires additional disclosures about transfers of financial assets, including securitized transactions, as well as a company's continuing involvement in transferred financial assets. The Company does not expect the adoption of the new guidance to have a material impact on the Company's consolidated financial statements.

     - The consolidation guidance relating to VIEs changes the determination of the primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. The guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements. Subsequently, this guidance was indefinitely deferred for an interest in an entity that has the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting purposes that are consistent with those followed by investment companies (ASU 2010-10, Consolidation (Topic 810): Amendments to Statement 167 for Certain Investment Funds). The Company does not expect the adoption of the new guidance to have a material impact on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  DISPOSITION

  DISPOSITION OF REINSURANCE GROUP OF AMERICA, INCORPORATED

     In September 2008, MetLife completed a tax-free split-off of RGA. In connection with this transaction, General American dividended to MLIC and MLIC dividended to MetLife substantially all of its interests in RGA at a value of $1,318 million. The net book value of RGA at the time of the dividend was $1,716 million. The loss recognized in connection with the dividend was $398 million. General American retained 3,000,000 shares of RGA Class A common stock. These shares are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they have been classified within equity securities in the consolidated financial statements of the Company at a cost basis of $157 million which is equivalent to the net book value of the shares. The carrying value will be adjusted to fair value at each subsequent reporting date. General American has agreed to dispose of the remaining shares of RGA within the next five years. In connection with General American's agreement to dispose of the remaining shares, General American also recognized, in its provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA.

     The impact of the disposition of the Company's investment in RGA is reflected in the Company's consolidated financial statements as discontinued operations. See Note 15 for reclassifications related to discontinued operations.

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below at December 31, 2009 include the noncredit loss component of OTTI loss:

                                                           DECEMBER 31, 2009
                                      -----------------------------------------------------------
                                                       GROSS UNREALIZED
                                       COST OR    --------------------------
                                      AMORTIZED          TEMPORARY      OTTI    ESTIMATED    % OF
                                         COST     GAIN      LOSS        LOSS   FAIR VALUE   TOTAL
                                      ---------   ----   ---------      ----   ----------   -----
                                                             (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities...........    $2,209    $117      $ 72         $--     $2,254      35.3%
Foreign corporate securities........       865     128        31          --        962      15.0
Foreign government securities.......       609     211         2          --        818      12.8
CMBS................................       821       9        63          --        767      12.0
RMBS................................       783      29        57          11        744      11.6
U.S. Treasury and agency
  securities........................       466       8        16          --        458       7.2
ABS.................................       359       6        28           4        333       5.2
State and political subdivision
  securities........................        56       2        --          --         58       0.9
                                        ------    ----      ----         ---     ------     -----
  Total fixed maturity
     securities(1),(2)..............    $6,168    $510      $269         $15     $6,394     100.0%
                                        ======    ====      ====         ===     ======     =====
EQUITY SECURITIES:
Common stock........................    $  144    $ --      $ --         $--     $  144      96.0%
Non-redeemable preferred stock(1)...         5       1        --          --          6       4.0
                                        ------    ----      ----         ---     ------     -----
  Total equity securities(3)........    $  149    $  1      $ --         $--     $  150     100.0%
                                        ======    ====      ====         ===     ======     =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                             DECEMBER 31, 2008
                                              -----------------------------------------------
                                                               GROSS
                                               COST OR      UNREALIZED
                                              AMORTIZED   --------------    ESTIMATED    % OF
                                                 COST     GAIN      LOSS   FAIR VALUE   TOTAL
                                              ---------   ----      ----   ----------   -----
                                                               (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................    $2,434    $ 36      $235     $2,235      36.4%
Foreign corporate securities................       900      53       121        832      13.5
Foreign government securities...............       592     196        14        774      12.6
CMBS........................................       876       1       215        662      10.8
RMBS........................................     1,063      19       121        961      15.7
U.S. Treasury and agency securities.........       292      80        --        372       6.1
ABS.........................................       409      --       120        289       4.7
State and political subdivision securities..        16      --         1         15       0.2
                                                ------    ----      ----     ------     -----
  Total fixed maturity securities(1),(2)....    $6,582    $385      $827     $6,140     100.0%
                                                ======    ====      ====     ======     =====
EQUITY SECURITIES:
Common stock................................    $  157    $ --      $ 28     $  129      95.6%
Non-redeemable preferred stock(1)...........         9      --         3          6       4.4
                                                ------    ----      ----     ------     -----
  Total equity securities(3)................    $  166    $ --      $ 31     $  135     100.0%
                                                ======    ====      ====     ======     =====



--------

   (1) At time of acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature, as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." The following table presents the perpetual hybrid securities held by the Company at:

                                                                                          DECEMBER 31,
                                                                                    -----------------------
                                  CLASSIFICATION                                       2009         2008
---------------------------------------------------------------------------------   ----------   ----------
CONSOLIDATED BALANCE                                                                 ESTIMATED    ESTIMATED
SHEETS                             SECTOR TABLE              PRIMARY ISSUERS        FAIR VALUE   FAIR VALUE
--------------------        -------------------------   -------------------------   ----------   ----------
                                                                                         (IN MILLIONS)
Equity securities           Non-redeemable preferred    Non-U.S. financial
                            stock                       institutions                    $ 2          $ 3
Equity securities           Non-redeemable preferred    U.S. financial
                            stock                       institutions                    $ 1          $ 3
Fixed maturity securities   Foreign corporate           Non-U.S. financial
                            securities                  institutions                    $38          $33


   (2) The Company held $55 million and $65 million at estimated fair value of redeemable preferred stock which have stated maturity dates at December 31, 2009 and 2008, respectively. These securities, commonly referred to as "capital securities," are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are included in the U.S. corporate securities sector within fixed maturity securities.

   (3) Equity securities primarily consist of investments in common and preferred stocks, including certain perpetual hybrid securities and mutual fund interests. Privately-held equity securities represented $3 million at estimated fair value at both December 31, 2009 and 2008.

     The Company held foreign currency derivatives with notional amounts of $740 million and $623 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2009 and 2008, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents selected information about certain fixed maturity securities held by the Company at:

                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2009   2008
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
Below investment grade or non-rated fixed maturity
  securities(1):
  Estimated fair value......................................  $348   $209
  Net unrealized loss.......................................  $ 41   $ 55
Non-income producing fixed maturity securities(1):
  Estimated fair value......................................  $  3   $  2
  Net unrealized gain.......................................  $  1   $ --
Fixed maturity securities credit enhanced by financial
  guarantor insurers -- by sector -- at estimated fair
  value:
  U.S. corporate securities.................................  $ 25   $ 35
  ABS.......................................................    14     11
  RMBS......................................................     3      4
  State and political subdivision securities................     1      9
                                                              ----   ----
     Total fixed maturity securities credit enhanced by
       financial guarantor insurers.........................  $ 43   $ 59
                                                              ====   ====
Ratings of the financial guarantor insurers providing the
  credit enhancement:
  Portion rated Aa/AA.......................................     7%     3%
                                                              ====   ====
  Portion rated Baa/BBB.....................................    58%    92%
                                                              ====   ====



--------

   (1) Based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners ("NAIC"), with the exception of non-agency RMBS held by the Company. Non-agency RMBS held by the Company at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government, certain U.S. government agencies and certain securities of the Canadian federal and provincial governments. The Company's holdings in U.S. Treasury and agency securities and Canadian federal and provincial government securities at estimated fair value were $458 million and $372 million; and $540 million and $634 million at December 31, 2009 and 2008, respectively.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 1% of total investments. The tables below

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES present the major industry types that comprise the corporate fixed maturity securities holdings, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2009                 2008
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
Corporate fixed maturity securities -- by
  industry type:
  Foreign(1)................................    $  962      29.9%    $  832      27.1%
  Industrial................................       574      17.8        527      17.2
  Utility...................................       528      16.4        514      16.8
  Consumer..................................       433      13.5        421      13.7
  Finance...................................       402      12.5        441      14.4
  Communications............................       151       4.7        140       4.6
  Other.....................................       166       5.2        192       6.2
                                                ------     -----     ------     -----
     Total..................................    $3,216     100.0%    $3,067     100.0%
                                                ======     =====     ======     =====



--------

   (1) Includes U.S. Dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity security investments.

                                                              DECEMBER 31,
                                            ------------------------------------------------
                                                      2009                     2008
                                            -----------------------  -----------------------
                                             ESTIMATED   % OF TOTAL   ESTIMATED   % OF TOTAL
                                            FAIR VALUE  INVESTMENTS  FAIR VALUE  INVESTMENTS
                                            ----------  -----------  ----------  -----------
                                                              (IN MILLIONS)
Concentrations within corporate fixed
  maturity securities:
  Largest exposure to a single issuer.....     $ 68         0.7%        $ 76         0.9%
  Holdings in ten issuers with the largest
     exposures............................     $452         5.0%        $442         4.9%


     Concentrations of Credit Risk (Fixed Maturity Securities) -- CMBS. The Company's holdings in CMBS were $767 million and $662 million at estimated fair value at December 31, 2009 and 2008, respectively. The Company had no exposure to CMBS index securities and holdings of commercial real estate collateralized debt obligations securities had an estimated fair value of $13 million and $10 million at December 31, 2009 and 2008, respectively.

     The following table presents the Company's holdings of CMBS by vintage year and certain other selected data at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2009                 2008
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
VINTAGE YEAR:
  2003 & Prior..............................   $    340     44.3%   $    324     48.9%
  2004......................................        249     32.5         199     30.1
  2005......................................        135     17.6         107     16.2
  2006......................................         43      5.6          32      4.8
                                              ----------   -----   ----------   -----
     Total..................................       $767    100.0%       $662    100.0%
                                              ==========   =====   ==========   =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                            DECEMBER 31,
                                                  -------------------------------
                                                       2009             2008
                                                  --------------   --------------
                                                            % OF             % OF
                                                  AMOUNT   TOTAL   AMOUNT   TOTAL
                                                  ------   -----   ------   -----
                                                           (IN MILLIONS)
Net unrealized loss.............................    $54             $214
Rated Aaa/AAA...................................             80%              87%


     Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated NAIC 1 at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2009                 2008
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
By security type:
  Collateralized mortgage obligations.......   $    666     89.5%   $    796     82.8%
  Pass-through securities...................         78     10.5         165     17.2
                                              ----------   -----   ----------   -----
     Total RMBS.............................       $744    100.0%       $961    100.0%
                                              ==========   =====   ==========   =====
By risk profile:
  Agency....................................       $503     67.6%       $621     64.6%
  Alternative residential mortgage loans....        129     17.3         118     12.3
  Prime.....................................        112     15.1         222     23.1
                                              ----------   -----   ----------   -----
     Total RMBS.............................       $744    100.0%       $961    100.0%
                                              ==========   =====   ==========   =====
Portion rated Aaa/AAA(1)....................       $528     71.0%       $843     87.7%
                                              ==========   =====   ==========   =====
Portion rated NAIC 1(2).....................       $636     85.5%       $914     95.1%
                                              ==========   =====   ==========   =====



--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS held by the Company. Non-agency RMBS held by the Company at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit-worthy borrowers with high quality credit profiles. Alternative residential mortgage loans ("Alt-A") are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. Sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. During 2009, there were significant ratings downgrades from investment grade to below investment grade for non-agency RMBS, both Alt-A and prime RMBS, contributing to the decrease in the percentage of RMBS with a Aaa/

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

AAA rating to 71.0% at December 31, 2009 as compared to 87.7% at December 31, 2008 and a decrease in RMBS with a rating of NAIC 1 to 85.5% at December 31, 2009 as compared to 95.1% at December 31, 2008. These downgrades also contributed to the substantial decrease presented below in the Company's Alt-A securities holdings rated Aa/AA or better or rated NAIC 1 as compared to December 31, 2008.

     The following tables present the Company's investment in Alt-A RMBS by vintage year (vintage year refers to the year of origination and not to the year of purchase) and certain other selected data:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2009                 2008
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
VINTAGE YEAR:
  2004 & Prior..............................   $      --      --%   $      10     8.5%
  2005......................................          32    24.8           32    27.1
  2006......................................          54    41.9           47    39.8
  2007......................................          43    33.3           29    24.6
  2008......................................          --      --           --      --
  2009......................................          --      --           --      --
                                              ----------   -----   ----------   -----
     Total..................................        $129   100.0%        $118   100.0%
                                              ==========   =====   ==========   =====




                                                           DECEMBER 31,
                                                 -------------------------------
                                                      2009             2008
                                                 --------------   --------------
                                                           % OF             % OF
                                                 AMOUNT   TOTAL   AMOUNT   TOTAL
                                                 ------   -----   ------   -----
                                                          (IN MILLIONS)
Net unrealized loss............................    $38              $58
Rated Aa/AA or better(1).......................            40.1%            61.2%
Rated NAIC 1(2)................................            40.1%            72.6%
Fixed rate.....................................            96.3%            99.0%
Hybrid ARM.....................................             3.7              1.0
                                                          -----            -----
  Total Alt-A RMBS.............................           100.0%           100.0%
                                                          =====            =====



--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS held by the Company. Non-agency RMBS held by the Company at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- ABS. The Company's holdings in ABS were $333 million and $289 million at estimated fair value at December 31, 2009 and 2008, respectively. The Company's ABS are diversified both by sector and by issuer.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the types of and certain other information about ABS held by the Company at:

                                                            DECEMBER 31,
                                              ---------------------------------------
                                                     2009                 2008
                                              ------------------   ------------------
                                               ESTIMATED    % OF    ESTIMATED    % OF
                                              FAIR VALUE   TOTAL   FAIR VALUE   TOTAL
                                              ----------   -----   ----------   -----
                                                           (IN MILLIONS)
By collateral type:
  Credit card loans.........................   $    206     61.9%   $    163     56.4%
  RMBS backed by sub-prime mortgage loans...         25      7.5          18      6.2
  Student loans.............................         21      6.3          28      9.7
  Automobile loans..........................         10      3.0          18      6.2
  Other loans...............................         71     21.3          62     21.5
                                              ----------   -----   ----------   -----
     Total..................................       $333    100.0%       $289    100.0%
                                              ==========   =====   ==========   =====
Portion rated Aaa/AAA(1)....................       $197     59.2%       $203     70.2%
                                              ==========   =====   ==========   =====
Portion rated NAIC 1(2).....................       $272     81.7%       $248     85.8%
                                              ==========   =====   ==========   =====
RMBS backed by sub-prime mortgage
  loans -- portion credit enhanced by
  financial guarantor insurers..............                46.7%                50.3%
  Of the 46.7% and 50.3% credit enhanced,
     the financial guarantor insurers were
     rated as follows:
     By financial guarantor insurers rated
       Aa/AA................................                24.7%                23.1%
     By financial guarantor insurers rated
       Baa/BBB..............................                47.5%                76.9%


--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS backed by sub-prime mortgage loans held by the Company. Non-agency RMBS backed by sub-prime mortgage loans held by the Company at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Concentrations of Credit Risk (Equity Securities). The Company is not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's stockholder's equity, except for the RGA shares retained. The Company's holdings in RGA at estimated fair value were $143 million and $128 million, or 11% and 13% of the Company's stockholder's equity at December 31, 2009 and 2008, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                             DECEMBER 31,
                                          -------------------------------------------------
                                                    2009                      2008
                                          -----------------------   -----------------------
                                           AMORTIZED    ESTIMATED    AMORTIZED    ESTIMATED
                                             COST      FAIR VALUE      COST      FAIR VALUE
                                          ----------   ----------   ----------   ----------
                                                            (IN MILLIONS)
Due in one year or less.................  $      121   $      124   $      132   $      131
Due after one year through five years...         640          709          823          808
Due after five years through ten years..       1,009        1,102        1,050        1,010
Due after ten years.....................       2,435        2,615        2,229        2,279
                                          ----------   ----------   ----------   ----------
  Subtotal..............................       4,205        4,550        4,234        4,228
RMBS, CMBS and ABS......................       1,963        1,844        2,348        1,912
                                          ----------   ----------   ----------   ----------
  Total fixed maturity securities.......      $6,168       $6,394       $6,582       $6,140
                                          ==========   ==========   ==========   ==========



     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in Note 1, effective April 1, 2009, the Company adopted new OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined. There was no change in the OTTI methodology for equity securities.

     With respect to fixed maturity securities, the Company considers, amongst other impairment criteria, whether it has the intent to sell a particular impaired fixed maturity security. The Company's intent to sell a particular impaired fixed maturity security considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. In certain circumstances, the Company may determine that it does not intend to sell a particular security but that it is more likely than not that it will be required to sell that security before recovery of the decline in estimated fair value below amortized cost. In such instances, the fixed maturity security will be deemed other-than-temporarily impaired in the period during which it was determined more likely than not that the security will be required to be sold and an OTTI loss will be recorded in earnings. If the Company does not have the intent to sell (i.e., has not made the decision to sell) and it does not believe that it is more likely than not that it will be required to sell the security before recovery of its amortized cost, an impairment assessment is made, as described in Note 1. Prior to April 1, 2009, the Company's assessment of OTTI for fixed maturity securities was performed in the same manner as described below for equity securities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. Decisions to sell equity securities are based on current conditions in relation to the same broad portfolio management considerations in a manner consistent with that described above for fixed maturity securities.

     With respect to perpetual hybrid securities, some of which are classified as fixed maturity securities and some of which are classified as equity securities, within non-redeemable preferred stock, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows at:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                      2009      2008      2007
                                                      ----     -----     -----
                                                            (IN MILLIONS)
Fixed maturity securities that were temporarily
  impaired..........................................  $241     $(442)    $ 894
Fixed maturity securities with noncredit OTTI losses
  in other comprehensive loss.......................   (15)       --        --
                                                      ----     -----     -----
  Total fixed maturity securities...................   226      (442)      894
Equity securities...................................     1       (31)      (19)
Derivatives.........................................    (2)       (3)       (3)
Short-term investments..............................   (10)      (45)       --
Other...............................................    --        --       (28)
                                                      ----     -----     -----
  Subtotal..........................................   215      (521)      844
                                                      ----     -----     -----
Amounts allocated from DAC and VOBA.................    (3)       60       (97)
Deferred income tax benefit (expense) on which
  noncredit OTTI losses have been recognized........     5        --        --
Deferred income tax benefit (expense)...............   (78)      162      (249)
                                                      ----     -----     -----
  Subtotal..........................................   (76)      222      (346)
                                                      ----     -----     -----
Net unrealized investment gains (losses)............   139      (299)      498
Net unrealized investment gains (losses)
  attributable to noncontrolling interests..........    --        --      (150)
                                                      ----     -----     -----
Net unrealized investment gains (losses)
  attributable to General American Life Insurance
  Company...........................................  $139     $(299)    $ 348
                                                      ====     =====     =====



     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive loss, as presented above, of $15 million includes $1 million related to the transition adjustment, $12 million of noncredit losses recognized in the year ended December 31, 2009, and $2 million of subsequent decreases in estimated fair value during the year ended December 31, 2009.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The changes in net unrealized investment gains (losses) are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      2009       2008      2007
                                                     -----     -------     ----
                                                            (IN MILLIONS)
Balance, beginning of period.......................  $(299)    $   348     $369
Cumulative effect of change in accounting
  principle, net of income tax.....................     (1)         --       --
Fixed maturity securities on which noncredit OTTI
  losses have been recognized......................    (14)         --       --
Unrealized investment gains (losses) during the
  year.............................................    751      (1,471)      10
Unrealized investment losses of subsidiary at the
  date of dividend of interests....................     --         106       --
Unrealized investment gains (losses) relating to:
  DAC and VOBA.....................................    (63)        175      (70)
  DAC and VOBA of subsidiary at date of dividend of
     interests.....................................     --         (18)      --
  Deferred income tax benefit (expense) on which
     noncredit OTTI losses have been recognized....      5          --       --
  Deferred income tax benefit (expense)............   (240)        457       31
  Deferred income tax benefit (expense) of
     subsidiary at date of dividend of interests...     --         (46)      --
                                                     -----     -------     ----
Net unrealized investment gains (losses)...........    139        (449)     340
Net unrealized investment gains (losses)
  attributable to noncontrolling interests of
  subsidiary at date of dividend of interests......     --         150        8
                                                     -----     -------     ----
Balance, end of period.............................  $ 139     $  (299)    $348
                                                     =====     =======     ====
Change in net unrealized investment gains
  (losses).........................................  $ 438     $  (797)    $(29)
Change in net unrealized investment gains (losses)
  attributable to noncontrolling interests of
  subsidiary at date of dividend of interests......     --         150        8
                                                     -----     -------     ----
Change in net unrealized investment gains (losses)
  attributable to General American Life Insurance
  Company..........................................  $ 438     $  (647)    $(21)
                                                     =====     =======     ====



  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below at December 31, 2009 include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive loss are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                     DECEMBER 31, 2009
                                        ---------------------------------------------------------------------------
                                                                    EQUAL TO OR GREATER
                                          LESS THAN 12 MONTHS          THAN 12 MONTHS                TOTAL
                                        -----------------------   -----------------------   -----------------------
                                                        GROSS                     GROSS                     GROSS
                                         ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                        FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                        ----------   ----------   ----------   ----------   ----------   ----------
                                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities.............    $   308     $     16       $  400     $      56      $  708     $      72
Foreign corporate securities..........         85            1          128            30         213            31
Foreign government securities.........         59            1           19             1          78             2
CMBS..................................         92            1          277            62         369            63
RMBS..................................         31            4          215            64         246            68
U.S. Treasury and agency securities...        305           16           --            --         305            16
ABS...................................          3           --          215            32         218            32
State and political subdivision
  securities..........................          9           --            1            --          10            --
                                        ----------   ----------   ----------   ----------   ----------   ----------
  Total fixed maturity securities.....       $892          $39      $ 1,255          $245     $ 2,147          $284
                                        ==========   ==========   ==========   ==========   ==========   ==========
EQUITY SECURITIES:
Non-redeemable preferred stock........       $ --          $--       $    2          $ --      $    2          $ --
                                        ----------   ----------   ----------   ----------   ----------   ----------
  Total equity securities.............       $ --          $--       $    2          $ --      $    2          $ --
                                        ==========   ==========   ==========   ==========   ==========   ==========
Total number of securities in an
  unrealized loss position............        164                       268
                                          =======                   =======




                                                                     DECEMBER 31, 2008
                                        ---------------------------------------------------------------------------
                                                                    EQUAL TO OR GREATER
                                          LESS THAN 12 MONTHS          THAN 12 MONTHS                TOTAL
                                        -----------------------   -----------------------   -----------------------
                                                        GROSS                     GROSS                     GROSS
                                         ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                        FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                        ----------   ----------   ----------   ----------   ----------   ----------
                                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities.............     $  797     $      94      $  612      $   141       $1,409      $   235
Foreign corporate securities..........        353            62         144           59          497          121
Foreign government securities.........         94             9          44            5          138           14
CMBS..................................        319            55         328          160          647          215
RMBS..................................        276            65         107           56          383          121
ABS...................................        157            30         124           90          281          120
State and political subdivision
  securities..........................         14             1           1           --           15            1
                                        ----------   ----------   ----------   ----------   ----------   ----------
  Total fixed maturity securities.....    $ 2,010          $316     $ 1,360         $511      $ 3,370         $827
                                        ==========   ==========   ==========   ==========   ==========   ==========
EQUITY SECURITIES.....................     $  131          $ 30      $   --         $  1       $  131         $ 31
                                        ==========   ==========   ==========   ==========   ==========   ==========
Total number of securities in an
  unrealized loss position............        462                       347
                                          =======                   =======


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive loss at December 31, 2009, gross unrealized loss as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                 DECEMBER 31, 2009
                                           ------------------------------------------------------------
                                            COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                                  COST                 LOSS              SECURITIES
                                           ------------------   ------------------   ------------------
                                           LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                              20%       MORE       20%       MORE       20%       MORE
                                           ---------   ------   ---------   ------   ---------   ------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months.....................    $  801     $ 46       $ 25      $ 14       151        12
Six months or greater but less than nine
  months.................................        25       --          4        --         2         1
Nine months or greater but less than
  twelve months..........................        79       70          4        21         6         6
Twelve months or greater.................     1,010      400         79       137       180        74
                                             ------     ----       ----      ----
  Total..................................    $1,915     $516       $112      $172
                                             ======     ====       ====      ====
Percentage of cost or amortized cost.....                             6%       33%
                                                                   ====      ====
EQUITY SECURITIES:
Less than six months.....................    $   --     $ --       $ --      $ --        --        --
Six months or greater but less than nine
  months.................................        --       --         --        --        --        --
Nine months or greater but less than
  twelve months..........................        --       --         --        --        --        --
Twelve months or greater.................         2       --         --        --         1        --
                                             ------     ----       ----      ----
  Total..................................    $    2     $ --       $ --      $ --
                                             ======     ====       ====      ====
Percentage of cost.......................                            --%       --%
                                                                   ====      ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                DECEMBER 31, 2008
                                          -------------------------------------------------------------
                                           COST OR AMORTIZED     GROSS UNREALIZED         NUMBER OF
                                                  COST                 LOSS              SECURITIES
                                          -------------------   ------------------   ------------------
                                          LESS THAN    20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%        MORE       20%       MORE       20%       MORE
                                          ---------    ------   ---------   ------   ---------   ------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months....................    $  872     $1,285      $ 59      $457       216        234
Six months or greater but less than nine
  months................................       485         59        48        31        93         15
Nine months or greater but less than
  twelve months.........................       400         98        48        56        58         22
Twelve months or greater................       966         32       110        18       166          9
                                            ------     ------      ----      ----
  Total.................................    $2,723     $1,474      $265      $562
                                            ======     ======      ====      ====
Percentage of cost or amortized cost....                             10%       38%
                                                                   ====      ====
EQUITY SECURITIES:
Less than six months....................    $  156     $    2      $ 28      $  2         1          1
Six months or greater but less than nine
  months................................        --         --        --        --        --         --
Nine months or greater but less than
  twelve months.........................         2          2        --         1         1          1
Twelve months or greater................        --         --        --        --        --         --
                                            ------     ------      ----      ----
  Total.................................    $  158     $    4      $ 28      $  3
                                            ======     ======      ====      ====
Percentage of cost......................                             18%       75%
                                                                   ====      ====



  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The Company's gross unrealized losses related to its fixed maturity and equity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive loss at December 31,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

2009, of $284 million and $858 million at December 31, 2009 and 2008, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                               DECEMBER 31,
                                                               ------------
                                                               2009    2008
                                                               ----    ----
SECTOR:
  U.S. corporate securities..................................    25%     27%
  RMBS.......................................................    24      14
  CMBS.......................................................    22      25
  ABS........................................................    11      14
  Foreign corporate securities...............................    11      14
  U.S. Treasury and agency securities........................     6      --
  Other......................................................     1       6
                                                                ---     ---
       Total.................................................   100%    100%
                                                                ===     ===
INDUSTRY:
  Mortgage-backed............................................    46%     39%
  Finance....................................................    21      19
  Asset-backed...............................................    11      14
  U.S. Treasury and agency securities........................     6      --
  Utility....................................................     4      10
  Consumer...................................................     1       6
  Communications.............................................     1       2
  Industrial.................................................     1       2
  Other......................................................     9       8
                                                                ---     ---
       Total.................................................   100%    100%
                                                                ===     ===



  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

     The Company held no fixed maturity securities or equity securities, with a gross unrealized loss at December 31, 2009 of greater than $10 million. The Company held five fixed maturity securities and one equity security, each with a gross unrealized loss at December 31, 2008 of greater than $10 million. These five fixed maturity securities represented 8% or $65 million in the aggregate, of the gross unrealized loss on fixed maturity securities. The one equity security, represented by the RGA shares retained, is 90% or $28 million in the aggregate, of the gross unrealized loss on equity securities. The fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million, decreased $93 million during the year ended December 31, 2009. These securities were included in the Company's OTTI review process. Based upon the Company's current evaluation of these securities in accordance with its impairment policy, the cause of the decline in, or improvement in, gross unrealized losses for the year ended December 31, 2009 being primarily attributable to improving market conditions, including narrowing of credit spreads reflecting an improvement in liquidity, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration, and severity of an unrealized loss position for equity securities is given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     In connection with the equity securities impairment review process at December 31, 2009, the Company evaluated its holdings in non-redeemable preferred stock, particularly those of financial services companies. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss. The Company also considered whether any non-redeemable preferred stock with an unrealized loss, regardless of credit rating, have deferred any dividend payments. No such dividend payments were deferred.

     With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of 20% or less in an extended unrealized loss position (i.e., 12 months or greater).

     Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional other-than-temporary impairments may be incurred in upcoming periods.

  NET INVESTMENT GAINS (LOSSES)

     As described more fully in Note 1, effective April 1, 2009, the Company adopted new guidance on the recognition and presentation of OTTI that amends the methodology to determine for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how OTTI losses that are charged to earnings are measured. There was no change in the methodology for identification and measurement of OTTI losses charged to earnings for impaired equity securities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The components of net investment gains (losses) are as follows:

                                                        YEARS ENDED DECEMBER
                                                                 31,
                                                        --------------------
                                                         2009   2008    2007
                                                        -----   ----   -----
                                                            (IN MILLIONS)
Total losses on fixed maturity securities:
Total OTTI losses recognized..........................  $ (37)  $(75)  $  (1)
Less: Noncredit portion of OTTI losses transferred to
  and recognized in other comprehensive loss..........     12     --      --
                                                        -----   ----   -----
  Net OTTI losses on fixed maturity securities
     recognized in earnings...........................    (25)   (75)     (1)
  Fixed maturity securities -- net gains (losses) on
     sales and disposals..............................     (8)   (12)     (5)
                                                        -----   ----   -----
       Total losses on fixed maturity securities......    (33)   (87)     (6)
                                                        -----   ----   -----
Other net investment gains (losses):
     Equity securities................................    (15)    (2)     --
     Mortgage loans...................................     (2)    --      (2)
     Real estate and real estate joint ventures.......     --     --       1
     Freestanding derivatives.........................   (154)   215    (103)
     Embedded derivatives.............................    (35)    --      --
     Other............................................    (11)    11      19
                                                        -----   ----   -----
       Total net investment gains (losses)............  $(250)  $137   $ (91)
                                                        =====   ====   =====



     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as follows:

                                      FIXED MATURITY
                                        SECURITIES          EQUITY SECURITIES            TOTAL
                                  ----------------------   ------------------   ----------------------
                                                        YEARS ENDED DECEMBER 31,
                                  --------------------------------------------------------------------
                                  2009    2008     2007    2009   2008   2007   2009    2008     2007
                                  ----   ------   ------   ----   ----   ----   ----   ------   ------
                                                              (IN MILLIONS)
Proceeds........................  $840   $1,594   $1,029   $ 19   $ --   $ --   $859   $1,594   $1,029
                                  ====   ======   ======   ====   ====   ====   ====   ======   ======
Gross investment gains..........  $ 28   $   16   $    9   $  1    $--    $--   $ 29   $   16   $    9
                                  ----   ------   ------   ----   ----   ----   ----   ------   ------
Gross investment losses.........   (36)     (28)     (14)    (1)    --     --    (37)     (28)     (14)
                                  ----   ------   ------   ----   ----   ----   ----   ------   ------
Total OTTI losses recognized in
  earnings:
  Credit-related................   (21)     (69)      (1)    --     --     --    (21)     (69)      (1)
  Other(1)......................    (4)      (6)      --    (15)    (2)    --    (19)      (8)      --
                                  ----   ------   ------   ----   ----   ----   ----   ------   ------
  Total OTTI losses recognized
     in earnings................   (25)     (75)      (1)   (15)    (2)    --    (40)     (77)      (1)
                                  ----   ------   ------   ----   ----   ----   ----   ------   ------
Net investment gains (losses)...  $(33)  $  (87)  $   (6)  $(15)   $(2)   $--   $(48)  $  (89)  $   (6)
                                  ====   ======   ======   ====   ====   ====   ====   ======   ======



--------

   (1) Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in estimated fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions, or the Company's need to shift the portfolio to maintain its portfolio management objectives. Investment gains and losses on sales of securities are determined on a specific identification basis.

     Fixed maturity security OTTI losses recognized in earnings relate to the following sectors and industries:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2009      2008      2007
                                                        ----      ----      ----
                                                              (IN MILLIONS)
U.S. and foreign corporate securities:
  Finance.............................................   $15       $63       $--
  Communications......................................     2         5        --
  Industrial..........................................     1        --         1
  Other...............................................    --         5        --
                                                         ---       ---       ---
     Total U.S. and foreign corporate securities......    18        73         1
ABS...................................................     4         2        --
RMBS..................................................     2        --        --
CMBS..................................................     1        --        --
                                                         ---       ---       ---
  Total...............................................   $25       $75       $ 1
                                                         ===       ===       ===



     Equity security OTTI losses recognized in earnings relates to the following sectors and industries:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2009      2008      2007
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Sector:
  Common stock........................................   $14       $--       $--
  Non-redeemable preferred stock......................     1         2        --
                                                         ---       ---       ---
     Total............................................   $15       $ 2       $--
                                                         ===       ===       ===
Industry:
Financial services industry:
  Perpetual hybrid securities.........................   $ 1       $--       $--
  Common and remaining non-redeemable preferred
     stock............................................    --         2        --
                                                         ---       ---       ---
     Total financial services industry................     1         2        --
Other.................................................    14        --        --
                                                         ---       ---       ---
  Total...............................................   $15       $ 2       $--
                                                         ===       ===       ===


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE LOSS

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at December 31, 2009 for which a portion of the OTTI loss was recognized in other comprehensive loss:

                                                                YEAR ENDED
                                                            DECEMBER 31, 2009
                                                            -----------------
                                                              (IN MILLIONS)
Balance, beginning of period..............................         $--
Credit loss component of OTTI loss not reclassified to
  other comprehensive loss in the cumulative effect
  transition adjustment...................................           2
Additions:
  Initial impairments -- credit loss OTTI recognized on
     securities not previously impaired...................           2
  Additional impairments -- credit loss OTTI recognized on
     securities previously impaired.......................          --
Reductions:
  Due to sales (or maturities, pay downs or prepayments)
     during the period of securities previously credit
     loss OTTI impaired...................................          --
                                                                   ---
Balance, end of period....................................         $ 4
                                                                   ===



  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                        YEARS ENDED DECEMBER
                                                                 31,
                                                       ----------------------
                                                       2009     2008     2007
                                                       ----     ----     ----
                                                            (IN MILLIONS)
Fixed maturity securities............................  $395     $385     $459
Equity securities....................................     2        1        1
Mortgage loans.......................................    14       14       15
Policy loans.........................................   110      106      101
Real estate and real estate joint ventures...........     7       11       11
Other limited partnership interests..................     5       (4)      (4)
Cash, cash equivalents and short-term investments....     3       10       19
Other................................................    (5)      --        1
                                                       ----     ----     ----
  Total investment income............................   531      523      603
Less: Investment expenses............................    20       49       92
                                                       ----     ----     ----
  Net investment income..............................  $511     $474     $511
                                                       ====     ====     ====



     Affiliated administrative service charges, included in investment expenses, included in the table above, were $7 million, $6 million and $5 million for the years ended December 31, 2009, 2008 and 2007, respectively. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily brokerage firms and commercial banks. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. Securities loaned under such transactions may be sold or repledged by the transferee. The Company is liable to return to its counterparties the cash collateral under its control, the amounts of which by aging category are presented below.

     Elements of the securities lending programs are presented below at:

                                                              DECEMBER 31,
                                                            ----------------
                                                            2009        2008
                                                            ----        ----
                                                              (IN MILLIONS)
Securities on loan:
  Cost or amortized cost..................................  $387        $679
  Estimated fair value....................................  $386        $737
Aging of cash collateral liability:
  Open(1).................................................  $ 32        $113
  Less than thirty days...................................   281         517
  Thirty days or greater but less than sixty days.........    87         112
                                                            ----        ----
  Total cash collateral liability.........................  $400        $742
                                                            ====        ====
Security collateral on deposit from counterparties........  $ --        $ 25
                                                            ====        ====
Reinvestment portfolio -- estimated fair value............  $365        $585
                                                            ====        ====



--------

   (1) Open -- meaning that the related loaned security could be returned to the Company on the next business day requiring the Company to immediately return the cash collateral.

     The estimated fair value of the securities related to the cash collateral on open at December 31, 2009 has been reduced to $30 million from $108 million at December 31, 2008. Of the $30 million of estimated fair value of the securities related to the cash collateral on open at December 31, 2009, $27 million were U.S. Treasury and agency securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan related to the cash collateral, was primarily U.S. Treasury and agency securities. The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including RMBS, ABS, U.S. corporate and foreign corporate securities).

     Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

     The invested assets on deposit and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents and fixed maturity securities.

                                                              DECEMBER 31,
                                                          --------------------
                                                           2009          2008
                                                          ------        ------
                                                              (IN MILLIONS)
Invested assets on deposit:
  Regulatory agencies(1)................................  $1,159        $1,060
Invested assets pledged as collateral:
  Derivative transactions(2)............................       1             3
                                                          ------        ------
  Total invested assets on deposit and pledged as
     collateral.........................................  $1,160        $1,063
                                                          ======        ======



--------

   (1) The Company had investment assets on deposit with regulatory agencies consisting primarily of fixed maturity securities.

   (2) Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 4.

     See also the immediately preceding section "Securities Lending" for the amount of the Company's cash and invested assets received from and due back to counterparties pursuant to the securities lending program.

  MORTGAGE LOANS

     Mortgage loans, net of valuation allowances, are categorized as follows:

                                                            DECEMBER 31,
                                           ---------------------------------------------
                                                    2009                    2008
                                           ---------------------   ---------------------
                                           CARRYING                CARRYING
                                             VALUE    % OF TOTAL     VALUE    % OF TOTAL
                                           --------   ----------   --------   ----------
                                                           (IN MILLIONS)
Mortgage loans:
  Commercial mortgage loans..............    $331         89.0%      $177         80.8%
  Agricultural mortgage loans............      41         11.0         42         19.2
                                             ----        -----       ----        -----
     Total mortgage loans................     372        100.0%       219        100.0%
                                                         =====                   =====
Less: Valuation allowances...............       3                      --
                                             ----                    ----
     Total mortgage loans, net...........    $369                    $219
                                             ====                    ====



     Mortgage loans are collateralized by properties primarily located in the United States. The carrying value of the Company's mortgage loans located in California, New York and Florida were 29%, 25%, and 8% at December 31, 2009, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding valuation allowances on mortgage loans is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2009      2008      2007
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Balance, January 1,...................................   $--       $ 2       $--
Additions.............................................     3        --         2
Deductions............................................    --        (2)       --
                                                         ---       ---       ---
Balance, December 31,.................................   $ 3       $--       $ 2
                                                         ===       ===       ===



     Impaired mortgage loans consisted of the following:

                                                               DECEMBER 31,
                                                             ----------------
                                                             2009        2008
                                                             ----        ----
                                                               (IN MILLIONS)
Impaired loans with valuation allowances...................   $--         $--
Impaired loans without valuation allowances................     6          --
                                                              ---         ---
  Subtotal.................................................     6          --
Less: Valuation allowances on impaired loans...............    --          --
                                                              ---         ---
Impaired loans, net........................................   $ 6         $--
                                                              ===         ===



     The Company had no restructured loans and no loans in foreclosure at both December 31, 2009 and 2008.

     Information about impaired loans and loans 90 days or more past due is as follows:

                                                            AS OF AND FOR THE
                                                               YEARS ENDED
                                                              DECEMBER 31,
                                                           ------------------
                                                           2009   2008   2007
                                                           ----   ----   ----
                                                              (IN MILLIONS)
Impaired loans -- average investment during the period...   $ 1    $ 2    $ 6
Impaired loans -- interest income recognized -- accrual
  basis..................................................   $--    $--    $--
Impaired loans -- interest income recognized -- cash
  basis..................................................   $--    $--    $--
Loans 90 days or more past due, interest still
  accruing -- amortized cost.............................   $ 8    $--    $--
Loans 90 days or more past due, interest no longer
  accruing -- amortized cost.............................   $--    $--    $--


  REAL ESTATE HOLDINGS

     Real estate holdings by type consisted of the following:

                                                              DECEMBER 31,
                                                            ----------------
                                                            2009        2008
                                                            ----        ----
                                                              (IN MILLIONS)
Real estate...............................................  $ 71        $ 69
Accumulated depreciation..................................   (19)        (17)
                                                            ----        ----
  Net real estate.........................................    52          52
Real estate joint ventures and funds......................     2           3
                                                            ----        ----
  Total real estate holdings..............................  $ 54        $ 55
                                                            ====        ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     All of the Company's real estate holdings are classified as held-for-investment. Related depreciation expense on real estate was $2 million, $1 million and $2 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     At December 31, 2009, all of the Company's wholly-owned real estate holdings were located in California.

     Real estate holdings were categorized as follows:

                                                            DECEMBER 31,
                                           ---------------------------------------------
                                                    2009                    2008
                                           ---------------------   ---------------------
                                           CARRYING                CARRYING
                                             VALUE    % OF TOTAL     VALUE    % OF TOTAL
                                           --------   ----------   --------   ----------
                                                           (IN MILLIONS)
Office...................................  $     37         68.5%  $     37         67.3%
Industrial...............................        15         27.8         15         27.3
Real estate investment funds.............         2          3.7          3          5.4
                                           --------        -----   --------        -----
  Total real estate holdings.............       $54        100.0%       $55        100.0%
                                           ========        =====   ========        =====



  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $96 million and $81 million at December 31, 2009 and 2008, respectively. Included within other limited partnership interests were $29 million and $34 million at December 31, 2009 and 2008, respectively, of investments in hedge funds.

     There were no impairments of other limited partnership interests for the years ended December 31, 2009, 2008 and 2007, respectively.

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets by type at:

                                                            DECEMBER 31,
                                           ---------------------------------------------
                                                    2009                    2008
                                           ---------------------   ---------------------
                                           CARRYING                CARRYING
                                             VALUE    % OF TOTAL     VALUE    % OF TOTAL
                                           --------   ----------   --------   ----------
                                                           (IN MILLIONS)
Freestanding derivatives with positive
  fair values............................   $    44         81.5%   $   113         89.7%
Tax credit partnerships..................         7         13.0         10          7.9
Cash held in trust.......................         3          5.5          3          2.4
                                            -------        -----    -------        -----
  Total..................................       $54        100.0%      $126        100.0%
                                            =======        =====    =======        =====



     See Note 4 for information regarding the freestanding derivatives with positive estimated fair values. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits, and are accounted for under the equity method.

  VARIABLE INTEREST ENTITIES

     The Company invests in certain entities that are VIEs, as a passive investor holding a limited partnership interest, or as a sponsor or debt holder. The following table presents the carrying amount and maximum exposure to

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at December 31, 2009 and 2008:

                                                             DECEMBER 31,
                                            ---------------------------------------------
                                                     2009                    2008
                                            ---------------------   ---------------------
                                                         MAXIMUM                 MAXIMUM
                                            CARRYING    EXPOSURE    CARRYING    EXPOSURE
                                             AMOUNT    TO LOSS(1)    AMOUNT    TO LOSS(1)
                                            --------   ----------   --------   ----------
                                                            (IN MILLIONS)
Other limited partnership interests.......   $    47    $     51    $     38    $     38
Fixed maturity securities available-for-
  sale:
  U.S. corporate securities...............        18          18          16          16
  Foreign corporate securities............        12          12          14          14
Other invested assets.....................         3           3           3           3
                                            --------   ----------   --------   ----------
  Total...................................       $80         $84         $71         $71
                                            ========   ==========   ========   ==========



--------

   (1) The maximum exposure to loss relating to other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

     As described in Note 11, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2009, 2008 and 2007.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2009 and 2008, the Company held $219 million and $514 million, respectively, of its total invested assets in the MetLife Intermediate Income Pool which is an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $3 million, $9 million and $15 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2009      2008      2007
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Estimated fair value of invested assets transferred to
  affiliates..........................................   $13       $--       $19
Amortized cost of invested assets transferred to
  affiliates..........................................   $16       $--       $19
Net investment gains (losses) recognized on transfers
  of invested assets to affiliates....................   $(3)      $--       $--
Estimated fair value of invested assets transferred
  from affiliates.....................................   $25       $--       $10


     During the year ended December 31, 2009, the Company loaned $80 million to an affiliate, a wholly-owned real estate subsidiary of MLIC, which is included in mortgage loans. The loan bears interest at 7.26% and is due in quarterly principal and interest payments of $1.6 million through January 2020. The loan to affiliate is secured by an interest in the real estate subsidiary, which owns operating real estate with a value in excess of the loan.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

     See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

     See Note 5 for information about the fair value hierarchy for derivatives.

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives held at:

                                                                                 DECEMBER 31,
                                                      -----------------------------------------------------------------
                                                                    2009                              2008
                                                      -------------------------------   -------------------------------
                                                                       ESTIMATED                         ESTIMATED
                                                                     FAIR VALUE(1)                     FAIR VALUE(1)
PRIMARY UNDERLYING                                    NOTIONAL   --------------------   NOTIONAL   --------------------
RISK EXPOSURE                INSTRUMENT TYPE           AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
------------------   ------------------------------   --------   ------   -----------   --------   ------   -----------
                                                                                (IN MILLIONS)
Interest rate        Interest rate swaps...........    $  187      $42        $--        $  220     $ 81        $--
                     Interest rate futures.........        89       --         --           135       --          2
Foreign currency     Foreign currency swaps........        37        1          3            31        5          1
                     Foreign currency forwards.....       707       --          3           595       22         --
Credit               Credit default swaps..........       174        1          4           164        5          1
                                                       ------      ---        ---        ------     ----        ---
                     Total.........................    $1,194      $44        $10        $1,145     $113        $ 4
                                                       ======      ===        ===        ======     ====        ===



--------

   (1) The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2009:

                                                              REMAINING LIFE
                                    ------------------------------------------------------------------
                                                AFTER ONE YEAR   AFTER FIVE YEARS
                                     ONE YEAR       THROUGH           THROUGH         AFTER
                                     OR LESS      FIVE YEARS         TEN YEARS      TEN YEARS    TOTAL
                                    ---------   --------------   ----------------   ---------   ------
                                                               (IN MILLIONS)
Interest rate swaps...............  $      17   $           22     $          15     $    133   $  187
Interest rate futures.............         89               --                --           --       89
Foreign currency swaps............         --               22                11            4       37
Foreign currency forwards.........        707               --                --           --      707
Credit default swaps..............         --              153                21           --      174
                                    ---------   --------------   ----------------   ---------   ------
  Total...........................       $813             $197               $47         $137   $1,194
                                    =========   ==============   ================   =========   ======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow, net investment in foreign operations, and non-qualifying hedging relationships.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or agency security. These credit default swaps are not designated as hedging instruments.

     Equity variance swaps are used by the Company primarily as a macro hedge on certain invested assets. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  HEDGING

     The following table presents the notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                      DECEMBER 31,
                                           -----------------------------------------------------------------
                                                         2009                              2008
                                           -------------------------------   -------------------------------
                                                            ESTIMATED                         ESTIMATED
                                                           FAIR VALUE                        FAIR VALUE
DERIVATIVES DESIGNATED AS HEDGING          NOTIONAL   --------------------   NOTIONAL   --------------------
INSTRUMENTS                                 AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
-----------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                     (IN MILLIONS)
Cash Flow Hedges:
Foreign currency swaps...................     $4        $--        $--          $--       $--        $--


     The following table presents the notional amount and estimated fair value of derivatives that are not designated or do not qualify as hedging instruments by derivative type at:

                                                                     DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2009                              2008
                                          -------------------------------   -------------------------------
                                                           ESTIMATED                         ESTIMATED
                                                          FAIR VALUE                        FAIR VALUE
DERIVATIVES NOT DESIGNATED OR NOT         NOTIONAL   --------------------   NOTIONAL   --------------------
QUALIFYING AS HEDGING INSTRUMENTS          AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
----------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                    (IN MILLIONS)
Interest rate swaps.....................   $  187      $42        $--        $  220     $ 81        $--
Interest rate futures...................       89       --         --           135       --          2
Foreign currency swaps..................       33        1          3            31        5          1
Foreign currency forwards...............      707       --          3           595       22         --
Credit default swaps....................      174        1          4           164        5          1
                                           ------      ---        ---        ------     ----        ---
  Total non-designated or non-qualifying
     derivatives........................   $1,190      $44        $10        $1,145     $113        $ 4
                                           ======      ===        ===        ======     ====        ===



     The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2009, 2008 and 2007.

     The Company recognized net investment gains (losses) from settlement payments related to non-qualifying hedges of $11 million, $8 million, and $2 million for the years ended December 31, 2009, 2008 and 2007, respectively.

  FAIR VALUE HEDGES

     The Company utilizes interest rate swaps to convert fixed rate investments to floating rate investments. The Company designates and accounts for these interest rate swaps as fair value hedges when they have met the requirements of fair value hedging.

     The Company did not have any fair value hedges during the year ended December 31, 2009. The Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all fair value hedges for the years ended December 31, 2008 and 2007. Changes in the fair value of the derivatives and the hedged items were insignificant for the years ended December 31, 2008 and 2007.

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

     For the years ended December 31, 2009, 2008 and 2007, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. For the years ended December 31, 2009, 2008, and 2007, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2009, 2008, and 2007.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2009      2008      2007
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Other comprehensive income (loss), balance at January
  1,..................................................   $(1)      $(2)      $(2)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow
  hedges..............................................    --         1        --
Amounts reclassified to net investment gains
  (losses)............................................    --        --        --
                                                         ---       ---       ---
Other comprehensive income (loss), balance at December
  31,.................................................   $(1)      $(1)      $(2)
                                                         ===       ===       ===



     At December 31, 2009, insignificant amounts of deferred net gains (losses) on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings within the next 12 months.

     The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of stockholder's equity for the years ended December 31, 2009, 2008 and 2007:

                                                                          AMOUNT AND LOCATION OF
                                                                              GAINS (LOSSES)
                                                    AMOUNT OF GAINS         RECLASSIFIED FROM
                                                   (LOSSES) DEFERRED        ACCUMULATED OTHER
                                                     IN ACCUMULATED        COMPREHENSIVE INCOME
                                                  OTHER COMPREHENSIVE   (LOSS) INTO INCOME (LOSS)
                                                    INCOME (LOSS) ON          NET INVESTMENT
DERIVATIVES IN CASH FLOW HEDGING RELATIONSHIPS        DERIVATIVES             GAINS (LOSSES)
----------------------------------------------    -------------------   -------------------------
                                                                   (IN MILLIONS)
For the Year Ended December 31, 2009:
  Foreign currency swaps........................          $--                      $--
For the Year Ended December 31, 2008:
  Foreign currency swaps........................          $ 1                      $--
For the Year Ended December 31, 2007:
  Interest rate swaps...........................          $--                      $--
  Foreign currency swaps........................           --                       --
                                                          ---                      ---
     Total......................................          $--                      $--
                                                          ===                      ===


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses foreign currency swaps to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on these swaps based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2009, 2008 and 2007.

     The Company did not record any gains (losses) on foreign currency contracts for the year ended December 31, 2009. The Company's consolidated statements of stockholder's equity for the years ended December 31, 2008 and 2007 include gains (losses) of $5 million and ($5) million, respectively, related to foreign currency contracts used to hedge its net investments in foreign operations. There was no cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income (loss) at December 31, 2009 and 2008 related to these hedges. When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income
(loss) are reclassified to the consolidated statements of operations, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations. During the years ended December 31, 2009, 2008, and 2007, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive loss into earnings.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity variance swaps as a macro hedge on certain invested assets; and (v) credit default swaps to synthetically create investments.

     The following table presents the amount and location of gains (losses) recognized in income for derivatives that are not designated or qualifying as hedging instruments:

                                                                     NET
                                                                 INVESTMENT
                                                               GAINS (LOSSES)
                                                               --------------
                                                                (IN MILLIONS)
For the Year Ended December 31, 2009:
Interest rate swaps..........................................   $        (39)
Interest rate futures........................................            (10)
Foreign currency swaps.......................................             (7)
Foreign currency forwards....................................           (103)
Credit default swaps.........................................             (6)
                                                               --------------
Total........................................................          $(165)
                                                               ==============
For the Year Ended December 31, 2008.........................          $ 207
                                                               ==============
For the Year Ended December 31, 2007.........................          $(105)
                                                               ==============



  CREDIT DERIVATIVES

     In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $73 million and $74 million at December 31,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

2009 and 2008, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2009, the Company would have received $1 million to terminate all of these contracts, and at December 31, 2008, the Company would have paid $1 million to terminate all of these contracts.

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2009 and 2008:

                                                                          DECEMBER 31,
                                ------------------------------------------------------------------------------------------------
                                                      2009                                             2008
                                -----------------------------------------------  -----------------------------------------------
                                                    MAXIMUM                                          MAXIMUM
                                                    AMOUNT                                           AMOUNT
                                  ESTIMATED        OF FUTURE                       ESTIMATED        OF FUTURE
RATING AGENCY DESIGNATION OF      FAIR VALUE       PAYMENTS         WEIGHTED       FAIR VALUE       PAYMENTS         WEIGHTED
REFERENCED                        OF CREDIT      UNDER CREDIT     AVERAGE YEARS    OF CREDIT      UNDER CREDIT     AVERAGE YEARS
CREDIT OBLIGATIONS(1)           DEFAULT SWAPS  DEFAULT SWAPS(2)  TO MATURITY(3)  DEFAULT SWAPS  DEFAULT SWAPS(2)  TO MATURITY(3)
----------------------------    -------------  ----------------  --------------  -------------  ----------------  --------------
                                                                          (IN MILLIONS)
AAA/AA/A
  Single name credit default
     swaps (corporate)........       $--              $ 7              4.0            $--              $ 7              5.0
  Credit default swaps
     referencing indices......         1               66              3.0             (1)              67              4.0
                                     ---              ---                             ---              ---

       Subtotal...............         1               73              3.1             (1)              74              4.1
                                     ---              ---                             ---              ---

BAA
  Single name credit default
     swaps (corporate)........        --               --               --             --               --               --
  Credit default swaps
     referencing indices......        --               --               --             --               --               --
                                     ---              ---                             ---              ---

       Subtotal...............        --               --               --             --               --               --
                                     ---              ---                             ---              ---

BA
  Single name credit default
     swaps (corporate)........        --               --               --             --               --               --
  Credit default swaps
     referencing indices......        --               --               --             --               --               --
                                     ---              ---                             ---              ---

       Subtotal...............        --               --               --             --               --               --
                                     ---              ---                             ---              ---

B
  Single name credit default
     swaps (corporate)........        --               --               --             --               --               --
  Credit default swaps
     referencing indices......        --               --               --             --               --               --
                                     ---              ---                             ---              ---

       Subtotal...............        --               --               --             --               --               --
                                     ---              ---                             ---              ---

CAA AND LOWER
  Single name credit default
     swaps (corporate)........        --               --               --             --               --               --
  Credit default swaps
     referencing indices......        --               --               --             --               --               --
                                     ---              ---                             ---              ---

       Subtotal...............        --               --               --             --               --               --
                                     ---              ---                             ---              ---

IN OR NEAR DEFAULT
  Single name credit default
     swaps (corporate)........        --               --               --             --               --               --
  Credit default swaps
     referencing indices......        --               --               --             --               --               --
                                     ---              ---                             ---              ---

       Subtotal...............        --               --               --             --               --               --
                                     ---              ---                             ---              ---

Total.........................       $ 1              $73              3.1            $(1)             $74              4.1
                                     ===              ===                             ===              ===


--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then the Company's rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CREDIT RISK ON FREESTANDING DERIVATIVES

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2009 and 2008, the Company was obligated to return cash collateral under its control of $26 million and $64 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets.

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

     The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

 ESTIMATED FAIR VALUE(1)
    OF DERIVATIVES IN      ESTIMATED FAIR VALUE OF
  NET LIABILITY POSITION     COLLATERAL PROVIDED                         FAIR VALUE OF INCREMENTAL
    DECEMBER 31, 2009         DECEMBER 31, 2009                          COLLATERAL PROVIDED UPON:
 -----------------------   -----------------------   ----------------------------------------------------------------
                                                                                  DOWNGRADE IN THE COMPANY'S CREDIT
                                                            ONE NOTCH           RATING TO A LEVEL THAT TRIGGERS FULL
                                FIXED MATURITY           DOWNGRADE IN THE          OVERNIGHT COLLATERALIZATION OR
                                SECURITIES(2)        COMPANY'S CREDIT RATING   TERMINATION OF THE DERIVATIVE POSITION
                           -----------------------   -----------------------   --------------------------------------
                                                                  (IN MILLIONS)
            $6                       $--                       $--                               $6


--------

   (1) After taking into consideration the existence of netting agreements.

   (2) Included in fixed maturity securities in the consolidated balance sheets. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2009, the Company did not provide any cash collateral.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2009 was $9 million. At December 31, 2009, the Company did not provide any securities collateral in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating is downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and
(ii) the Company's netting agreements are deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2009 would be $9 million. This amount does not consider gross derivative assets of $3 million for which the Company has the contractual right of offset.

     At December 31, 2008, the Company did not provide any securities collateral in connection with derivative instruments.

     The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2009 and 2008, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2009 and 2008, the Company provided cash collateral for exchange-traded futures of $1 million and $3 million, respectively, which is included in premiums and other receivables.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts are funds withheld on ceded reinsurance.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2009   2008
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Net embedded derivatives within liability host contracts:
Funds withheld on ceded reinsurance..........................   $35    $--


     The following table presents changes in estimated fair value related to embedded derivatives:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                       2009      2008      2007
                                                       ----      ----      ----
                                                             (IN MILLIONS)
Net investment gains (losses)........................  $(35)      $--       $--


5.  FAIR VALUE

     Effective January 1, 2008, the Company prospectively adopted the provisions of fair value measurement guidance. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

FAIR VALUE OF FINANCIAL INSTRUMENTS

     Amounts related to the Company's financial instruments are as follows:

                                                         NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2009                                         AMOUNT      VALUE    FAIR VALUE
-----------------                                        --------   --------   ----------
                                                                   (IN MILLIONS)
ASSETS:
Fixed maturity securities..............................              $6,394      $6,394
Equity securities......................................              $  150      $  150
Mortgage loans, net....................................              $  369      $  359
Policy loans...........................................              $1,781      $2,015
Short-term investments.................................              $  219      $  219
Other invested assets:(1)
Derivative assets(2)...................................    $292      $   44      $   44
Other..................................................              $    3      $    3
Cash and cash equivalents..............................              $  158      $  158
Accrued investment income..............................              $   96      $   96
Premiums and other receivables(1)......................              $  183      $  176
Separate account assets................................              $1,415      $1,415
LIABILITIES:
Policyholder account balances(1).......................              $1,037      $  991
Payables for collateral under securities loaned and
  other transactions...................................              $  426      $  426
Long-term debt.........................................              $  101      $  117
Other liabilities:(1)
Derivative liabilities(2)..............................    $902      $   10      $   10
Other..................................................              $    5      $    5
Separate account liabilities(1)........................              $  148      $  148
Net embedded derivatives within liability host
  contracts(3).........................................              $   35      $   35
COMMITMENTS(4):
Commitments to fund private corporate bond
  investments..........................................    $  1      $   --      $   --

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                         NOTIONAL   CARRYING    ESTIMATED
DECEMBER 31, 2008                                         AMOUNT      VALUE    FAIR VALUE
-----------------                                        --------   --------   ----------
                                                                   (IN MILLIONS)
ASSETS:
Fixed maturity securities..............................              $6,140      $6,140
Equity securities......................................              $  135      $  135
Mortgage loans, net....................................              $  219      $  213
Policy loans...........................................              $1,691      $2,088
Other limited partnership interests(1).................              $    2      $    2
Short-term investments.................................              $  514      $  514
Other invested assets:(1)
Derivative assets(2)...................................    $910      $  113      $  113
Other..................................................              $    3      $    3
Cash and cash equivalents..............................              $  152      $  152
Accrued investment income..............................              $   99      $   99
Premiums and other receivables(1)......................              $  153      $  121
Separate account assets................................              $1,484      $1,484
LIABILITIES:
Policyholder account balances(1).......................              $1,016      $  843
Payables for collateral under securities loaned and
  other transactions...................................              $  806      $  806
Long-term debt.........................................              $  101      $   74
Other liabilities:(1)
Derivative liabilities(2)..............................    $235      $    4      $    4
Other..................................................              $    9      $    9
Separate account liabilities(1)........................              $  189      $  189
COMMITMENTS(4):
Commitments to fund private corporate bond
  investments..........................................    $  6      $   --      $   --


--------

   (1) Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

   (2) Derivative assets are presented within other invested assets and derivative liabilities are presented within other liabilities.

   (3) Net embedded derivatives within liability host contracts are presented within other liabilities.

   (4) Commitments are off-balance sheet obligations.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities and Equity Securities -- When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage Loans -- The Company originates mortgage loans principally for investment purposes. These loans are carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Other Limited Partnership Interests -- Other limited partnership interests included in the preceding tables consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

     Short-term Investments -- Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at estimated fair value in the consolidated balance sheets in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the consolidated balance sheets are principally comprised of freestanding derivatives with positive estimated fair values, cash held in trust and investments in tax credit partnerships. Investments in tax credit partnerships, which are accounted for under the equity method, are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table. Cash held in trust is treated as cash and cash equivalents where estimated fair value generally approximates carrying value.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the section labeled "Derivatives" which follows.

     Cash and Cash Equivalents -- Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short-term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

     Premiums and Other Receivables -- Premiums and other receivables in the consolidated balance sheets are principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions, amounts receivable for securities sold but not yet settled and fees and general operating receivables.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, short-term investments and cash and cash equivalents. The estimated fair value of mutual funds is based upon quoted prices or reported NAVs provided by the fund manager. Accounting guidance effective for December 31, 2009 clarified how investments that use NAV as a practical expedient for their fair value measurement are classified in the fair value hierarchy. As a result, the Company has included certain mutual funds in the amount

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES of $587 million in Level 2 of the fair value hierarchy which were previously included in Level 1. The estimated fair values of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the general account. The estimated fair value of hedge funds is based upon NAVs provided by the fund manager. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

     Policyholder Account Balances -- Policyholder account balances in the tables above include investment contracts. The difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include certain funding agreements, fixed deferred annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit which is determined using publicly available information relating to the Company's debt, as well as its claims paying ability.

     Payables for Collateral Under Securities Loaned and Other
Transactions -- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in its own credit are necessary.

     Long-term Debt -- The estimated fair values of long-term debt securities are generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company including inputs, when available, from other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights; contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

     Other Liabilities -- Other liabilities in the consolidated balance sheets are principally comprised of funds withheld related to certain ceded reinsurance; embedded derivatives within these funds withheld related to certain ceded reinsurance; freestanding derivatives with negative estimated fair values; tax and litigation contingency liabilities; obligations for employee-related benefits; amounts due on cash collateral held in relation to securities lending; interest payable; amounts due for securities purchased but not yet settled; amounts due under assumed reinsurance contracts; and general operating accruals and payables.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the section labeled "Derivatives" which follows.

     The fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the section labeled "Embedded Derivatives within Liability Host Contracts" which follows.

     The amounts included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest payable; amounts due on cash collateral held in relation to securities lending; and amounts due for securities purchased but not yet settled. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the consolidated balance sheets represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

     Separate account liabilities, whether related to investment or insurance contracts, are recognized in the consolidated balance sheets at an equivalent summary total of the separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those liabilities approximates the estimated fair value of the related separate account assets.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread over the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     Embedded Derivatives within Liability Host Contracts -- Embedded derivatives are included within funds withheld related to certain ceded reinsurance. Embedded derivatives are recorded in the consolidated financial statements at estimated fair value with changes in estimated fair value reported in net income.

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "Fixed Maturity Securities and Equity Securities" and "Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities with changes in estimated fair value recorded in net investment gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     Commitments to Fund Private Corporate Bond Investments -- The estimated fair values for commitments to fund private corporate bond investments reflected in the above table represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the original commitments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                             DECEMBER 31, 2009
                                   ---------------------------------------------------------------------
                                      FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                   -----------------------------------------------------
                                    QUOTED PRICES IN
                                   ACTIVE MARKETS FOR                        SIGNIFICANT
                                    IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE       TOTAL
                                     AND LIABILITIES    OBSERVABLE INPUTS      INPUTS        ESTIMATED
                                        (LEVEL 1)           (LEVEL 2)         (LEVEL 3)      FAIR VALUE
                                   ------------------   -----------------   ------------   -------------
                                                               (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities......   $             --     $         2,060     $       194   $       2,254
  Foreign corporate securities...                 --                 900              62             962
  Foreign government securities..                 --                 760              58             818
  CMBS...........................                 --                 752              15             767
  RMBS...........................                 --                 744              --             744
  U.S. Treasury and agency
     securities..................                177                 281              --             458
  ABS............................                 --                 258              75             333
  State and political subdivision
     securities..................                 --                  55               3              58
                                   ------------------   -----------------   ------------   -------------
     Total fixed maturity
       securities................                177               5,810             407           6,394
                                   ------------------   -----------------   ------------   -------------
Equity securities:
  Common stock...................                143                  --               1             144
  Non-redeemable preferred
     stock.......................                 --                   1               5               6
                                   ------------------   -----------------   ------------   -------------
     Total equity securities.....                143                   1               6             150
                                   ------------------   -----------------   ------------   -------------
Short-term investments...........                 --                 219              --             219
Derivative assets(1).............                 --                  43               1              44
Separate account assets(2).......                125               1,210              80           1,415
                                   ------------------   -----------------   ------------   -------------
     Total assets................               $445              $7,283            $494          $8,222
                                   ==================   =================   ============   =============
LIABILITIES
Derivative liabilities(1)........               $ --              $   10            $ --          $   10
Net embedded derivatives within
  liability host contracts(3)....                 --                  --              35              35
                                   ------------------   -----------------   ------------   -------------
     Total liabilities...........               $ --              $   10            $ 35          $   45
                                   ==================   =================   ============   =============


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                             DECEMBER 31, 2008
                                   ---------------------------------------------------------------------
                                      FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                   -----------------------------------------------------
                                    QUOTED PRICES IN
                                   ACTIVE MARKETS FOR                        SIGNIFICANT
                                    IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE       TOTAL
                                     AND LIABILITIES    OBSERVABLE INPUTS      INPUTS        ESTIMATED
                                        (LEVEL 1)           (LEVEL 2)         (LEVEL 3)      FAIR VALUE
                                   ------------------   -----------------   ------------   -------------
                                                               (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities......   $             --     $         2,070     $       165   $       2,235
  Foreign corporate securities...                 --                 782              50             832
  Foreign government securities..                 --                 679              95             774
  CMBS...........................                 --                 648              14             662
  RMBS...........................                 --                 959               2             961
  U.S. Treasury and agency
     securities..................                289                  83              --             372
  ABS............................                 --                 225              64             289
  State and political subdivision
     securities..................                 --                  15              --              15
                                   ------------------   -----------------   ------------   -------------
     Total fixed maturity
       securities................                289               5,461             390           6,140
                                   ------------------   -----------------   ------------   -------------
Equity securities:
  Common stock...................                 --                 128               1             129
  Non-redeemable preferred
     stock.......................                 --                   1               5               6
                                   ------------------   -----------------   ------------   -------------
     Total equity securities.....                 --                 129               6             135
                                   ------------------   -----------------   ------------   -------------
Short-term investments...........                 --                 514              --             514
Derivative assets(1).............                 --                 113              --             113
Separate account assets(2).......                660                 729              95           1,484
                                   ------------------   -----------------   ------------   -------------
     Total assets................               $949              $6,946            $491          $8,386
                                   ==================   =================   ============   =============
LIABILITIES
Derivative liabilities(1)........               $  2              $    1            $  1          $    4
                                   ==================   =================   ============   =============



--------

   (1) Derivative assets are presented within other invested assets and derivative liabilities are presented within other liabilities. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the following tables.

   (2) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

   (3) Net embedded derivatives within liability host contracts are presented within other liabilities.

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Level 1 This category includes certain U.S. Treasury and agency fixed maturity securities and exchange-traded common stock. As it relates to derivatives, this level includes interest rate futures. Separate account assets classified within this level are similar in nature to those classified in this level for the general account.

     Level 2 This category includes fixed maturity and equity securities priced principally by independent pricing services using observable inputs. Fixed maturity securities classified as Level 2 include most U.S. Treasury and agency securities as well as the majority of U.S. and foreign corporate securities, RMBS, CMBS, state and political subdivision securities, foreign government securities and ABS. Equity securities classified as Level 2 securities consist principally of common stock and non-redeemable preferred stock where market quotes are available but are not considered actively traded. Short-term investments included within Level 2 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives, this level includes derivatives for which all the inputs used are observable; including foreign currency forwards, foreign currency swaps, interest rate swaps and credit default swaps. Separate account assets classified within this level are generally similar to those classified within this level for the general account with the exception of certain mutual funds without readily determinable fair values given prices are not published publicly. Hedge funds owned by separate accounts are also included within this level.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level primarily consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies including: U.S. and foreign corporate securities -- including below investment grade private placements; CMBS foreign government securities and ABS -- including all of those supported by sub-prime mortgage loans. Equity securities classified as Level 3 securities consist principally of non-redeemable preferred stock and common stock of companies that are privately held or of companies for which there has been very limited trading activity or where less price transparency exists around the inputs to the valuation. As it relates to derivatives, this category includes credit default swaps having unobservable credit correlations. Separate account assets classified within this level are generally similar to those classified within this level for the general account; however, they also include mortgage loans. Embedded derivatives classified within this level include embedded derivatives related to funds withheld on ceded reinsurance.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for the years ended December 31, 2009 and 2008 is as follows:

                                FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)(1)
                     -----------------------------------------------------------------------------------------------
                                                           TOTAL REALIZED/
                                                             UNREALIZED
                                                           GAINS (LOSSES)
                                                            INCLUDED IN:
                                                          ----------------
                                                                    OTHER
                                                                   COMPRE-   PURCHASES,
                       BALANCE,                                    HENSIVE     SALES,      TRANSFER IN
                     DECEMBER 31,  IMPACT OF    BALANCE,  EARNINGS  INCOME  ISSUANCES AND   AND/OR OUT    BALANCE,
                         2007     ADOPTION(2)  JANUARY 1,  (3, 4)   (LOSS) SETTLEMENTS(5) OF LEVEL 3(6) DECEMBER 31,
                     ------------ ----------- ----------- -------- ------- -------------- ------------- ------------
                                                    (IN MILLIONS)

FOR THE YEAR ENDED
  DECEMBER 31, 2009:
Fixed maturity
  securities:
  U.S. corporate
     securities.....                          $       165   $(23)    $ 37       $(15)          $ 30         $194
  Foreign corporate
     securities.....                                   50     (4)      20         (4)            --           62
  Foreign government
     securities.....                                   95      2        1          8            (48)          58
  CMBS..............                                   14     --        9          2            (10)          15
  RMBS..............                                    2     --       --         (2)            --           --
  ABS...............                                   64     (2)      27         (9)            (5)          75
  State and
     political
     subdivision
     securities.....                                   --     --       --          3             --            3
                                              -----------   ----     ----       ----           ----         ----
     Total fixed
       maturity
       securities...                                 $390   $(27)    $ 94       $(17)          $(33)        $407
                                              ===========   ====     ====       ====           ====         ====
Equity securities:
  Common stock......                                 $  1   $ --     $ --       $ --           $ --         $  1
  Non-redeemable
     preferred
     stock..........                                    5     (1)       2         (1)            --            5
                                              -----------   ----     ----       ----           ----         ----
     Total equity
       securities...                                 $  6   $ (1)    $  2       $ (1)          $ --         $  6
                                              ===========   ====     ====       ====           ====         ====
Net derivatives(7)..                                 $ (1)  $  2     $ --       $ --           $ --         $  1
Separate account
  assets(8).........                                 $ 95   $(14)    $ --       $  3           $ (4)        $ 80
Embedded derivative
  liabilities.......                                 $ --   $(35)    $ --       $ --           $ --         $(35)
FOR THE YEAR ENDED
  DECEMBER 31, 2008:
Fixed maturity
  securities........     $612         $--            $612   $(56)    $(97)      $(62)          $ (7)        $390
Equity securities...     $ 12         $--            $ 12   $ (1)    $ (1)      $ (4)          $ --         $  6
Net derivatives(7)..     $ --         $--            $ --   $ --     $ --       $ (1)          $ --         $ (1)
Separate account
  assets(8).........     $124         $--            $124   $(25)    $ --       $ (1)          $ (3)        $ 95


--------

   (1) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

   (2) Impact of adoption of fair value measurement guidance represents the amount recognized in earnings as a change in estimate associated with Level 3 financial instruments held at January 1, 2008. There was no material impact of adoption on Level 3 assets and liabilities.

   (3) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included with the earnings caption of total gains (losses).

   (4) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (5) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (6) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in and/or out of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (7) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (8) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

     The table below summarizes both realized and unrealized gains and losses for the years ended December 31, 2009 and 2008 due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                        TOTAL GAINS AND LOSSES
                                             --------------------------------------------
                                              CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                     (LOSSES) INCLUDED IN EARNINGS
                                             --------------------------------------------
                                                 NET               NET
                                             INVESTMENT        INVESTMENT
                                               INCOME        GAINS (LOSSES)        TOTAL
                                             ----------      --------------      --------
                                                             (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Fixed maturity securities:
U.S. corporate securities..................  $        3        $       (26)      $    (23)
Foreign corporate securities...............          --                 (4)            (4)
Foreign government securities..............           2                 --              2
ABS........................................          --                 (2)            (2)
                                             ----------      --------------      --------
  Total fixed maturity securities..........         $ 5               $(32)          $(27)
                                             ==========      ==============      ========
Equity securities:
Non-redeemable preferred stock.............         $--               $ (1)          $ (1)
                                             ----------      --------------      --------
  Total equity securities..................         $--               $ (1)          $ (1)
                                             ==========      ==============      ========
Net derivatives............................         $--               $  2           $  2
Net embedded derivatives...................         $--               $(35)          $(35)
FOR THE YEAR ENDED DECEMBER 31, 2008:
Fixed maturity securities..................         $ 8               $(64)          $(56)
Equity securities..........................         $--               $ (1)          $ (1)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The table below summarizes the portion of unrealized gains and losses recorded in earnings for the years ended December 31, 2009 and 2008 for Level 3 assets and liabilities that were still held at December 31, 2009 and 2008, respectively.

                                                 CHANGES IN UNREALIZED GAINS (LOSSES)
                                                  RELATING TO ASSETS AND LIABILITIES
                                                  HELD AT DECEMBER 31, 2009 AND 2008
                                                --------------------------------------
                                                    NET            NET
                                                INVESTMENT     INVESTMENT
                                                  INCOME     GAINS (LOSSES)     TOTAL
                                                ----------   --------------   --------
                                                             (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Fixed maturity securities:
U.S. corporate securities.....................   $       3     $       (26)   $    (23)
Foreign corporate securities..................          --              (2)         (2)
Foreign government securities.................           2              --           2
ABS...........................................          --              (3)         (3)
                                                ----------   --------------   --------
  Total fixed maturity securities.............         $ 5            $(31)       $(26)
                                                ==========   ==============   ========
Net derivatives...............................         $--            $  2        $  2
Net embedded derivatives......................         $--            $(35)       $(35)
FOR THE YEAR ENDED DECEMBER 31, 2008:
Fixed maturity securities.....................         $ 9            $(63)       $(54)
Equity securities.............................         $--            $ (2)       $ (2)
Net derivatives...............................         $--            $ (1)       $ (1)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                         DAC    VOBA   TOTAL
                                                        ----   -----   -----
                                                            (IN MILLIONS)
Balance at January 1, 2007............................  $125   $ 111   $ 236
Effect of adoption of new accounting principle........    (3)     (5)     (8)
  Capitalizations.....................................     7      --       7
                                                        ----   -----   -----
       Subtotal.......................................   129     106     235
                                                        ----   -----   -----
  Less: Amortization related to:
     Net investment gains (losses)....................    (2)     (2)     (4)
     Other expenses...................................    15      14      29
                                                        ----   -----   -----
       Total amortization.............................    13      12      25
                                                        ----   -----   -----
  Less: Unrealized investment gains (losses)..........    (1)     71      70
  Less: Other.........................................     3      --       3
                                                        ----   -----   -----
Balance at December 31, 2007..........................   114      23     137
  Less: Amortization related to:
     Net investment gains (losses)....................     3      (4)     (1)
     Other expenses...................................    10       9      19
                                                        ----   -----   -----
       Total amortization.............................    13       5      18
                                                        ----   -----   -----
  Less: Unrealized investment gains (losses)..........    (3)   (154)   (157)
  Less: Other.........................................    (2)     (1)     (3)
                                                        ----   -----   -----
Balance at December 31, 2008..........................   106     173     279
  Capitalizations.....................................     6      --       6
                                                        ----   -----   -----
     Subtotal.........................................   112     173     285
                                                        ----   -----   -----
Less: Amortization related to:
  Net investment gains (losses).......................    (3)     (1)     (4)
  Other expenses......................................    21      13      34
                                                        ----   -----   -----
     Total amortization...............................    18      12      30
                                                        ----   -----   -----
Less: Unrealized investment gains (losses)............     1      62      63
                                                        ----   -----   -----
Balance at December 31, 2009..........................  $ 93   $  99   $ 192
                                                        ====   =====   =====



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $8 million in 2010, $8 million in 2011, $9 million in 2012, $9 million in 2013 and $8 million in 2014.

     Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

7.  INSURANCE

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $1,336 million and $1,406 million at December 31, 2009 and 2008, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $79 million and $78 million at December 31, 2009 and 2008, respectively. The average interest rate credited on these contracts was 2.13% and 3.92% at December 31, 2009 and 2008, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $48 million, $49 million and $57 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     For each of the years ended December 31, 2009, 2008 and 2007, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                     DECEMBER 31,
                                                           --------------------------------
                                                                2009               2008
                                                           -------------      -------------
                                                                 AT                 AT
                                                           ANNUITIZATION      ANNUITIZATION
                                                           -------------      -------------
                                                                     (IN MILLIONS)
ANNUITY CONTRACTS(1)
TWO TIER ANNUITIES
General account value....................................    $     282          $     283
Net amount at risk(2)....................................    $      50 (4)      $      50(4)
Average attained age of contractholders..................     61 years           60 years


                                                                     DECEMBER 31,
                                                           --------------------------------
                                                                2009               2008
                                                           -------------      -------------
                                                             SECONDARY          SECONDARY
                                                             GUARANTEES         GUARANTEES
                                                           -------------      -------------
                                                                     (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS(1)
Account value (general and separate account).............    $   1,276          $   1,183
Net amount at risk(2)....................................    $  16,593 (3)      $  17,496(3)
Average attained age of policyholders....................     59 years           58 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                 UNIVERSAL AND
                                                    ANNUITY      VARIABLE LIFE
                                                   CONTRACTS       CONTRACTS
                                                 -------------   -------------
                                                   GUARANTEED
                                                 ANNUITIZATION     SECONDARY
                                                    BENEFITS       GUARANTEES    TOTAL
                                                 -------------   -------------   -----
                                                             (IN MILLIONS)
DIRECT
  Balance, at January 1, 2007..................       $ 7             $ 6         $13
  Incurred guaranteed benefits.................        --              --          --
  Paid guaranteed benefits.....................        --              --          --
                                                      ---             ---         ---
  Balance, at December 31, 2007................         7               6          13
  Incurred guaranteed benefits.................        --              --          --
  Paid guaranteed benefits.....................        --              --          --
                                                      ---             ---         ---
  Balance, at December 31, 2008................         7               6          13
  Incurred guaranteed benefits.................        --               7           7
  Paid guaranteed benefits.....................        --              --          --
                                                      ---             ---         ---
  Balance, at December 31, 2009................       $ 7             $13         $20
                                                      ===             ===         ===
CEDED
  Balance, at January 1, 2007..................       $--             $--         $--
  Incurred guaranteed benefits.................        --              --          --
  Paid guaranteed benefits.....................        --              --          --
                                                      ---             ---         ---
  Balance, at December 31, 2007................        --              --          --
  Incurred guaranteed benefits.................        --              --          --
  Paid guaranteed benefits.....................        --              --          --
                                                      ---             ---         ---
  Balance, at December 31, 2008................        --              --          --
  Incurred guaranteed benefits.................        --               7           7
  Paid guaranteed benefits.....................        --              --          --
                                                      ---             ---         ---
  Balance, at December 31, 2009................       $--             $ 7         $ 7
                                                      ===             ===         ===
NET
  Balance, at January 1, 2007..................       $ 7             $ 6         $13
  Incurred guaranteed benefits.................        --              --          --
  Paid guaranteed benefits.....................        --              --          --
                                                      ---             ---         ---
  Balance, at December 31, 2007................         7               6          13
  Incurred guaranteed benefits.................        --              --          --
  Paid guaranteed benefits.....................        --              --          --
                                                      ---             ---         ---
  Balance, at December 31, 2008................         7               6          13
  Incurred guaranteed benefits.................        --              --          --
  Paid guaranteed benefits.....................        --              --          --
                                                      ---             ---         ---
  Balance, at December 31, 2009................       $ 7             $ 6         $13
                                                      ===             ===         ===


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                DECEMBER 31,
                                                               -------------
                                                               2009     2008
                                                               ----     ----
                                                               (IN MILLIONS)
Fund Groupings:
  Equity.....................................................   $13      $12
  Money Market...............................................     3        2
  Bond.......................................................     1        1
  Balanced...................................................     1       --
  Specialty..................................................     1        1
                                                                ---      ---
     Total...................................................   $19      $16
                                                                ===      ===



8.  REINSURANCE

     The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

     For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. During 2005, the Company changed its retention practices for certain individual life insurance policies. Under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million. Retention limits remain unchanged for other new individual life insurance policies. Policies reinsured in years prior to 2005 remain reinsured under the original reinsurance agreements. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. The Company has historically reinsured certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards.

     The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers and periodically monitors collectibility of reinsurance balances. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2009 and 2008, were immaterial.

     The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. At December 31, 2009, the Company had $356 million of unsecured unaffiliated reinsurance recoverable balances.

     At December 31, 2009, the Company had $668 million of net unaffiliated ceded reinsurance recoverables. Of this total, $551 million, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $247 million of which were unsecured.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2009      2008      2007
                                                      -----     -----     -----
                                                            (IN MILLIONS)
PREMIUMS:
  Direct premiums...................................  $ 357     $ 384     $ 410
  Reinsurance assumed...............................    184       211       181
  Reinsurance ceded.................................   (276)     (311)     (283)
                                                      -----     -----     -----
     Net premiums...................................  $ 265     $ 284     $ 308
                                                      =====     =====     =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
  Direct universal life and investment-type product
     policy fees....................................  $ 374     $ 357     $ 302
  Reinsurance ceded.................................   (197)     (197)     (114)
                                                      -----     -----     -----
     Net universal life and investment-type product
       policy fees..................................  $ 177     $ 160     $ 188
                                                      =====     =====     =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims...........  $ 567     $ 574     $ 652
  Reinsurance assumed...............................    110       186       175
  Reinsurance ceded.................................   (263)     (306)     (342)
                                                      -----     -----     -----
     Net policyholder benefits and claims...........  $ 414     $ 454     $ 485
                                                      =====     =====     =====



     The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance is as follows:

                                                               DECEMBER 31, 2009
                                               ------------------------------------------------
                                                   TOTAL                          TOTAL, NET OF
                                               BALANCE SHEET   ASSUMED    CEDED    REINSURANCE
                                               -------------   -------   ------   -------------
                                                                 (IN MILLIONS)
ASSETS:
  Premiums and other receivables.............     $ 2,235        $  1    $2,211       $   23
  Deferred policy acquisition costs and value
     of business acquired....................         192          --      (252)         444
                                                  -------        ----    ------       ------
     Total assets............................     $ 2,427        $  1    $1,959       $  467
                                                  =======        ====    ======       ======
LIABILITIES:
  Future policy benefits.....................     $ 5,086        $ 75    $   --       $5,011
  Policyholder account balances..............       4,291          --        --        4,291
  Other policyholder funds...................         235          46      (133)         322
  Other liabilities..........................         556          --       367          189
                                                  -------        ----    ------       ------
     Total liabilities.......................     $10,168        $121    $  234       $9,813
                                                  =======        ====    ======       ======


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                               DECEMBER 31, 2008
                                               ------------------------------------------------
                                                   TOTAL                          TOTAL, NET OF
                                               BALANCE SHEET   ASSUMED    CEDED    REINSURANCE
                                               -------------   -------   ------   -------------
                                                                 (IN MILLIONS)
ASSETS:
  Premiums and other receivables.............     $ 2,177        $  1    $2,149       $   27
  Deferred policy acquisition costs and value
     of business acquired....................         279          --      (342)         621
                                                  -------        ----    ------       ------
     Total assets............................     $ 2,456        $  1    $1,807       $  648
                                                  =======        ====    ======       ======
LIABILITIES:
  Future policy benefits.....................     $ 5,176        $ 88    $   --       $5,088
  Policyholder account balances..............       4,143          --        --        4,143
  Other policyholder funds...................         249          57      (196)         388
  Other liabilities..........................         446          --       271          175
                                                  -------        ----    ------       ------
     Total liabilities.......................     $10,014        $145    $   75       $9,794
                                                  =======        ====    ======       ======



  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC and MetLife Investors USA Insurance Company, both of which are related parties.

     Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                        2009      2008     2007
                                                       -----     -----     ----
                                                             (IN MILLIONS)
PREMIUMS:
  Reinsurance ceded(1)...............................  $ (16)    $ (15)    $(17)
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY
  FEES:
  Reinsurance ceded..................................  $(116)    $(118)    $(65)
OTHER REVENUES:
  Reinsurance ceded..................................  $   2     $   3     $  2
POLICYHOLDER BENEFITS AND CLAIMS:
  Reinsurance ceded(1)...............................  $ (20)    $ (18)    $(17)
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Reinsurance ceded..................................  $ (68)    $ (61)    $(58)
OTHER EXPENSES:
  Reinsurance ceded(1)...............................  $(105)    $ (58)    $(18)


--------

   (1) As discussed in Note 2, in September 2008, MetLife completed a tax-free split-off of its majority owned subsidiary, RGA. In connection with this transaction, the Company dividended to MLIC and MLIC dividended to MetLife substantially all of its interests in RGA. As a result of the Company's dividend of interests in RGA, reinsurance transactions between RGA and affiliates were no longer considered affiliated transactions. Affiliated transactions with RGA for the year ended December 31, 2008 include assumed premiums, assumed benefits and ceded interest costs of $43 million, $120 million and $9 million, respectively, and for the year ended December 31, 2007 include assumed premiums, ceded premiums, assumed benefits, ceded benefits,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES assumed dividends, ceded dividends and ceded interest costs of $129 million, ($63) million, $194 million, ($8) million, $9 million, ($9) million and $13 million, respectively.

     Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets is as follows:

                                                              DECEMBER 31,
                                                            ---------------
                                                             2009     2008
                                                            ------   ------
                                                                 CEDED
                                                            ---------------
                                                             (IN MILLIONS)
ASSETS:
Premiums and other receivables............................  $1,511   $1,383
Deferred policy acquisition costs and value of business
  acquired................................................    (230)    (312)
                                                            ------   ------
  Total assets............................................  $1,281   $1,071
                                                            ======   ======
LIABILITIES:
Other policyholder funds..................................  $ (133)  $ (196)
Other liabilities.........................................      30       35
                                                            ------   ------
  Total liabilities.......................................  $ (103)  $ (161)
                                                            ======   ======



     The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2009, the Company had $1,481 million of unsecured affiliated reinsurance recoverable balances.

9.  LONG-TERM DEBT AND SHORT-TERM DEBT -- AFFILIATED

  LONG-TERM DEBT

     The Company's long-term debt includes a surplus note with a fixed rate of 7.625% due January 2024. The outstanding balance of the surplus note was $101 million and $100 million at December 31, 2009 and 2008, respectively.

     Payments of interest and principal on the Company's surplus notes, which are subordinate to all other obligations, may be made only with the prior approval of the insurance department of the state of domicile.

  SHORT-TERM DEBT -- AFFILIATED

     There was no short-term debt outstanding at both December 31, 2009 and 2008. On December 31, 2007, MetLife Credit Corporation, an affiliate, issued a $50 million short-term loan to the Company with a fixed rate of 4.82%, which was repaid at maturity on January 2, 2008. The Company used the net proceeds of the loan for general corporate purposes.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $9 million for each of the years ended December 31, 2009, 2008 and 2007.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

10.  INCOME TAX

     The provision for income tax from continuing operations is as follows:

                                                         YEARS ENDED DECEMBER
                                                                 31,
                                                       -----------------------
                                                        2009     2008     2007
                                                       -----     ----     ----
                                                            (IN MILLIONS)
Current:
  Federal............................................  $  19     $(10)    $(41)
  Foreign............................................     30       75       50
                                                       -----     ----     ----
  Subtotal...........................................     49       65        9
                                                       -----     ----     ----
Deferred:
  Federal............................................   (114)      30       30
                                                       -----     ----     ----
Provision for income tax expense (benefit)...........  $ (65)    $ 95     $ 39
                                                       =====     ====     ====



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      --------------------------
                                                      2009       2008       2007
                                                      ----       ----       ----
                                                             (IN MILLIONS)
Tax provision at U.S. statutory rate................  $(41)       $75        $28
Tax effect of:
  Tax-exempt investment income......................    (6)         9          2
  Prior year tax....................................    (4)        (7)         8
  Sale of former subsidiary(1)......................   (15)        --         --
  RGA dividend of interests(2)......................    --         16         --
  Other, net........................................     1          2          1
                                                      ----        ---        ---
Provision for income tax expense (benefit)..........  $(65)       $95        $39
                                                      ====        ===        ===



--------

   (1) In December 2002, Cova Corporation, a wholly owned subsidiary of the Company, was sold to MLIC, an affiliate, at which time the Company deferred the loss on the sale. On March 2, 2009, Cova Corporation was sold to a third party and subsequently the Company recognized the deferred loss.

   (2) See Notes 2 and 15 for discussion concerning the dividend of interests in RGA.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                             -------------
                                                             2009     2008
                                                             ----     ----
                                                             (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables.................  $ 93     $ 33
  Employee benefits........................................    27       19
  Tax credit carryforwards.................................    44       55
  Net unrealized investment losses.........................    --      162
  Other....................................................     9        8
                                                             ----     ----
                                                              173      277
                                                             ----     ----
Deferred income tax liabilities:
  DAC......................................................     1       10
  Investments..............................................     6       37
  Net unrealized investment gains..........................    73       --
  Other....................................................     5       20
                                                             ----     ----
                                                               85       67
                                                             ----     ----
Net deferred income tax asset..............................  $ 88     $210
                                                             ====     ====



     Tax credit carryforwards amount to $44 million at December 31, 2009 and will expire beginning in 2018.

     General American participates in a tax sharing agreement with MetLife. Under this agreement current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due from MetLife include $40 million, $16 million and $120 million for 2009, 2008 and 2007, respectively.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2001. Due to a lapse of the statute of limitations, the 2003 to 2005 tax years are no longer subject to audit. In 2005, the IRS commenced an examination of the Company's U.S. income tax returns for 2001 and 2002 that is anticipated to be completed in 2010.

     The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     At December 31, 2007, the Company's total amount of unrecognized tax benefits and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $24 million. The total amount of unrecognized tax benefits increased by $3 million from January 1, 2007.

     At both December 31, 2008 and 2009, the Company's total amount of unrecognized tax benefits and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $18 million. The total amount of unrecognized tax benefits decreased by $6 million from December 31, 2007 due to lapses in the statutes of limitations.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company's liability for unrecognized tax benefits may decrease in the next 12 months pending the outcome of an issue with regard to the deductibility of certain payments. A reasonable estimate of decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of this issue will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      --------------------------
                                                      2009       2008       2007
                                                      ----       ----       ----
                                                             (IN MILLIONS)
Balance at beginning of the period..................   $18        $24        $21
Additions for tax positions of current year.........    --         --          7
Lapses of statutes of limitations...................    --         (6)        (4)
                                                       ---        ---        ---
Balance at end of the period........................   $18        $18        $24
                                                       ===        ===        ===



     During the year ended December 31, 2007, the Company recognized $1 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2007, the Company had $4 million of accrued interest associated with the liability for unrecognized tax benefits, an increase of $1 million from January 1, 2007.

     During the year ended December 31, 2008, the Company recognized $1 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $5 million of accrued interest associated with the liability for unrecognized tax benefits.

     During the year ended December 31, 2009, the Company recognized $1 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2009, the Company had $6 million of accrued interest associated with the liability for unrecognized tax benefits.

     The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For both of the years ended December 31, 2009 and 2008, the Company recognized an income tax benefit of $1 million related to the separate account DRD.

11.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in all pending matters. Some sales practices claims may be resolved through settlement. Other sales practices claims may be won by dispositive motion or may go to trial. The current cases may seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Regulators have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company has been cooperating fully with these inquiries. The Company is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's financial position.

     North American National Marketing, LLC, et al. v. General American Life Insurance Co., et al. (Dist. Ct. Colo., Arapahoe Cty., filed March 21,
2007). North American National Marketing ("North American") and its affiliate sued the Company and MetLife, Inc. alleging breach of a contract between the Company and North American for the design, development and distribution of certain universal life insurance products for the Company during the period from 2001 to 2006. Plaintiffs sought damages comprised of fees and commissions relating to sales of the life insurance products designed by North American. MetLife was dismissed at trial. In April 2009, a jury awarded damages of $2.95 million against the Company for breach of contract and rejected all other claims. On June 24, 2009, the court issued a judgment in the amount of $3.8 million, inclusive of prejudgment interest and attorneys' fees. The Company has filed a notice of appeal of the judgment.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor or taxpayer. Further, federal, state or industry regulatory or governmental authorities may conduct investigations, serve subpoenas, or make other inquiries, concerning a wide variety of issues, including the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters very large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows.

     In 2007, the Company received $39 million, included in other revenues, based on the resolution of an indemnification claim associated with the 2000 acquisition of the Company by MLIC.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:

                                                                DECEMBER 31,
                                                               -------------
                                                               2009     2008
                                                               ----     ----
                                                               (IN MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments.....   $5       $ 3
  Premium tax offsets currently available for paid
     assessments.............................................    1        --
                                                                --       ---
                                                                $6       $ 3
                                                                ==       ===
Other Liabilities:
  Insolvency assessments.....................................   $7       $ 4
                                                                ==       ===



     Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2009, 2008 and 2007.

  COMMITMENTS

  Leases

     The Company, as lessor, has entered into various lease agreements for office space. Future minimum rental income relating to these lease agreements are as follows:

                                                                    RENTAL
                                                                    INCOME
                                                                -------------
                                                                (IN MILLIONS)
2010..........................................................       $ 9
2011..........................................................       $ 9
2012..........................................................       $ 8
2013..........................................................       $ 6
2014..........................................................       $ 6
Thereafter....................................................       $13


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $177 million and $182 million at December 31, 2009 and 2008, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $1 million and $6 million at December 31, 2009 and 2008, respectively.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $10 million to $45 million, with a cumulative maximum of $55 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company had no liability for indemnities, guarantees and commitments at both December 31, 2009 and 2008.

12.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     General American's employees, sales representatives and retirees participate in qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans sponsored by MLIC. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2009, the majority of active participants are accruing benefits under the cash balance formula; however, approximately 92% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified plan provides supplemental pension benefits to certain executive level employees and retirees.

     General American also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLIC. Employees of General American who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for General American, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     General American is allocated both pension and other postretirement expenses from MLIC associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosure below. General American's share of pension expense was $17 million for the year ended December 31, 2009 and $7 million for both years ended December 31, 2008 and 2007. In addition, General American's share of other postretirement expense was $3 million for the year ended December 31, 2009 and less than $1 million for both years ended December 31, 2008 and 2007. The combined allocated benefit expense is included in the accompanying consolidated statements of income.

     General American continues to sponsor non-qualified defined benefit pension plans. Accordingly, the obligations and related net periodic expense associated with these plans are included in the accompanying

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES consolidated financial statements and the additional disclosures below. These non-qualified plans have ceased accepting new participants. Participants with accrued benefits continue to earn vesting service credits while employed, but are not accruing additional benefits in these plans.

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                 PENSION
                                                                 BENEFITS
                                                              -------------
                                                               DECEMBER 31,
                                                              -------------
                                                              2009     2008
                                                              ----     ----
                                                              (IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........  $ 25     $ 26
  Service cost..............................................    --       --
  Interest cost.............................................     2        2
  Net actuarial losses......................................     1       --
  Change in benefits........................................    --       --
  Benefits paid.............................................    (3)      (3)
                                                              ----     ----
Benefit obligation at end of year...........................    25       25
                                                              ----     ----
Change in plan assets:
Fair value of plan assets at beginning of year..............    --       --
  Actual return on plan assets..............................    --       --
  Employer contribution.....................................     3        3
  Benefits paid.............................................    (3)      (3)
                                                              ----     ----
  Fair value of plan assets at end of year..................    --       --
                                                              ----     ----
  Funded status at end of year..............................  $(25)    $(25)
                                                              ====     ====
Amounts recognized in the consolidated balance sheets
  consist of:
  Other assets..............................................  $ --     $ --
  Other liabilities.........................................    25       25
                                                              ----     ----
  Net amount recognized.....................................  $(25)    $(25)
Accumulated other comprehensive (income) loss:
  Net actuarial losses......................................  $ 12     $ 12
  Prior service credit......................................   (11)     (13)
                                                              ----     ----
                                                              $  1     $ (1)
                                                              ====     ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                             NON-QUALIFIED
                                                                  PLAN
                                                             -------------
                                                              DECEMBER 31,
                                                             -------------
                                                             2009     2008
                                                             ----     ----
                                                             (IN MILLIONS)
Aggregate fair value of plan assets........................   N/A      N/A
Aggregate projected benefit obligation.....................    25       25
                                                             ----     ----
Over (under) funded........................................  $(25)    $(25)
                                                             ====     ====



     The accumulated benefit obligation for all defined benefit pension plans was $25 million at both December 31, 2009 and 2008.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                                DECEMBER 31,
                                                               -------------
                                                               2009     2008
                                                               ----     ----
                                                               (IN MILLIONS)
Projected benefit obligation.................................   $25      $25
Accumulated benefit obligation...............................   $25      $25
Fair value of plan assets....................................   $--      $--


     The projected benefit obligation exceeded assets for all pension plans at December 31, 2009 and 2008.

     Net periodic pension cost and net periodic other postretirement benefit plan cost are comprised of the following:

          i) Service Cost -- Service cost is the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Company on service rendered during the current year.

          ii) Interest Cost on the Liability -- Interest cost is the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

          iii) Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated (other) pension fund assets in a particular year.

          iv) Amortization of Prior Service Cost -- This cost relates to the recognition of increases or decreases in pension (other postretirement) benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income (loss) at the time of the amendment. These costs are then amortized to pension (other postretirement benefit) expense over the expected service years of the employees affected by the change.

          v) Amortization of Net Actuarial Gains or Losses -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension (other postretirement) plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension (other postretirement benefit) expense over the expected service years of the employees.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                               --------------------------------------------------
                                                                            OTHER POSTRETIREMENT
                                                  PENSION BENEFITS              BENEFITS(1)
                                               ----------------------     -----------------------
                                               2009     2008     2007     2009      2008     2007
                                               ----     ----     ----     ----      ----     ----
                                                                  (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost...............................   $--      $--      $--      $--       $--      $--
  Interest cost..............................     1        2        2       --        --       --
  Expected return on plan assets.............    --       --       --       --        --       --
  Amortization of net actuarial (gains)
     losses..................................     1        1       --       --        --       --
  Amortization of prior service cost
     (credit)................................    (2)      (3)      (2)      --        --       --
                                                ---      ---      ---      ---       ---      ---
     Net periodic benefit cost...............    --       --       --       --        --       --
     Net periodic cost of asset held-for-
       sale..................................    --       --        4       --        --        1
                                                ---      ---      ---      ---       ---      ---
                                                 --       --        4       --        --        1
                                                ---      ---      ---      ---       ---      ---
OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS RECOGNIZED IN OTHER
  COMPREHENSIVE INCOME (LOSS)
  Net actuarial (gains) losses...............    --       (7)      (3)      --        (2)      (3)
  Prior service cost (credit)................     2        2        1       --        --       --
  Amortization of net actuarial (gains)
     losses..................................    (1)      (1)      (1)      --        --       --
  Amortization of prior service cost
     (credit)................................     2        3        2       --        --       --
                                                ---      ---      ---      ---       ---      ---
     Total recognized in other comprehensive
       income (loss).........................     3       (3)      (1)      --        (2)      (3)
                                                ---      ---      ---      ---       ---      ---
     Total recognized in net periodic benefit
       cost and other comprehensive income
       (loss)................................   $ 3      $(3)     $ 3      $--       $(2)     $(2)
                                                ===      ===      ===      ===       ===      ===



--------

   (1) Other Postretirement Benefits are related to RGA. See Note 2.

     Included within other comprehensive income (loss) are other changes in plan assets and benefit obligations associated with pension benefits of ($3) million before income tax and ($2) million, net of income tax.

     The estimated net actuarial loss and prior service credit for the defined benefit pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year are $1 million and ($2) million, respectively.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                               DECEMBER 31,
                                                              -------------
                                                                 PENSION
                                                                 BENEFITS
                                                              -------------
                                                              2009     2008
                                                              ----     ----
Weighted average discount rate..............................  6.25%    6.60%
Rate of compensation increase...............................   N/A      N/A

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Assumptions used in determining net periodic benefit cost were as follows:

                                                              DECEMBER 31,
                                                         ----------------------
                                                            PENSION BENEFITS
                                                         ----------------------
                                                         2009     2008     2007
                                                         ----     ----     ----
Weighted average discount rate.........................  6.60%    6.65%    6.00%
Weighted average expected rate of return on plan
  assets...............................................   N/A      N/A      N/A
Rate of compensation increase..........................   N/A      N/A      N/A


     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

     In 2010, the Company does not expect to make a contribution to its pension plans.

     Benefit payments are funded from the Company's general assets as they become due under the provision of the plans.

     Gross benefit payments for the next ten years, which reflect expected future service as appropriate, are expected to be as follows:

                                                              PENSION BENEFITS
                                                              ----------------
                                                                (IN MILLIONS)
2010........................................................         $ 3
2011........................................................         $ 3
2012........................................................         $ 3
2013........................................................         $ 3
2014........................................................         $ 3
2015 - 2019.................................................         $11


  SAVINGS AND INVESTMENT PLANS

     The Company's employees participate in savings and investment plans for which a portion of employee contributions are matched. The Company's expense was less than $1 million for each of the years ended December 31, 2009, 2008 and 2007.

13.  EQUITY

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. General American exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of General American.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance contracts and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by General American are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of General American, a Missouri domiciled insurer, was $65 million, $1,177 million and $106 million for the years ended December 31, 2009, 2008 and 2007, respectively. Statutory capital and surplus, as filed with the Missouri State Department of Insurance, was $995 million and $1,079 million at December 31, 2009 and 2008, respectively.

  DIVIDEND RESTRICTIONS

     Under Missouri State Insurance Law, General American is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to GenAmerica as long as the aggregate amount of all such dividends in any calendar year does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). General American will be permitted to pay a dividend to GenAmerica in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Missouri Commissioner of Insurance. During the year ended December 31, 2009, General American paid a dividend of $107 million. Of that amount, $87 million was a return of capital. As described in Note 2, during the year ended December 31, 2008, General American paid to GenAmerica an in-kind extraordinary dividend of $1,318 million. During the year ended December 31, 2007, General American did not pay a dividend to GenAmerica. The maximum amount of dividends which General American may pay to GenAmerica in 2010 without prior regulatory approval is $149 million.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2009, 2008 and 2007 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior years:

                                                        YEARS ENDED DECEMBER
                                                                 31,
                                                       ----------------------
                                                        2009     2008    2007
                                                       -----   -------   ----
                                                            (IN MILLIONS)
Holding gains (losses) on investments arising during
  the year...........................................  $ 729   $(1,539)  $ 14
Income tax effect of holding gains (losses)..........   (254)      544    (13)
Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income.............................     46       105     29
  Amortization of premiums and accretion of discounts
     associated with investments.....................    (38)      (37)   (33)
Income tax effect....................................     (3)      (26)     2
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts.............    (63)      175    (70)
Income tax effect of allocation of holding (gains)
  losses to other policyholder amounts...............     22       (61)    42
Unrealized investment loss on dividend of interests
  in subsidiary......................................     --        88     --
Deferred income tax on unrealized investment loss on
  dividend of interests in subsidiary................     --       (46)    --
                                                       -----   -------   ----
Net unrealized investment gains (losses), net of
  income tax.........................................    439      (797)   (29)
Foreign currency translation adjustment, net of
  income tax.........................................     --      (229)   116
Defined benefit plan adjustment, net of income tax...     (2)        8      2
                                                       -----   -------   ----
Other comprehensive income (loss)....................    437    (1,018)    89
Other comprehensive income (loss) attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary................     --       150      8
Foreign currency translation adjustment attributable
  to noncontrolling interests of subsidiary at date
  of dividend of interests in subsidiary.............     --       107    (56)
Defined benefit plan adjustment attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary................     --        (4)    (1)
                                                       -----   -------   ----
Other comprehensive income (loss) attributable to
  General American Life Insurance Company, excluding
  cumulative effect of change in accounting
  principle..........................................    437      (765)    40
Cumulative effect of change in accounting principle,
  net of income tax of less than $1 million,
  effective April 1, 2009 (See Note 1)...............     (1)       --     --
                                                       -----   -------   ----
Other comprehensive income (loss) attributable to
  General American Life Insurance Company............  $ 436   $  (765)  $ 40
                                                       =====   =======   ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

14.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                        ----------------------
                                                        2009     2008     2007
                                                        ----     ----     ----
                                                             (IN MILLIONS)
Compensation..........................................  $ 14     $ 22     $ 10
Commissions...........................................    47       39       30
Commissions on ceded reinsurance......................   (65)     (43)     (37)
Interest expense......................................    10       10       10
Amortization of DAC and VOBA..........................    30       18       25
Capitalization of DAC.................................    (6)      --       (7)
Insurance tax.........................................    14       11       13
Other.................................................    62       27       33
                                                        ----     ----     ----
Total other expenses..................................  $106     $ 84     $ 77
                                                        ====     ====     ====



  Interest Expense

     Includes interest expense on debt (see Note 9) and interest expense on tax audits.

  Amortization and Capitalization of DAC and VOBA

     See Note 6 for a rollforward of DAC and VOBA including impacts of amortization and capitalization.

  Affiliated Expenses

     Commissions, commissions on ceded reinsurance, interest expense, amortization of DAC and VOBA and capitalization of DAC include the impact of affiliated reinsurance transactions.

     See Notes 8, 9 and 16 for discussion of affiliated expenses included in the table above.

15.  DISCONTINUED OPERATIONS

  OPERATIONS

     As more fully described in Note 2, MetLife completed a tax-free split-off of its majority-owned subsidiary, RGA, in September 2008. In connection with this transaction, General American dividended to MLIC and MLIC dividended to MetLife substantially all of its interests in RGA. RGA's operating results were reclassified to discontinued operations for all periods presented.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the amounts related to the operations of RGA that have been reflected as discontinued operations in the consolidated statements of operations:

                                                              YEARS ENDED
                                                              DECEMBER 31,
                                                           -----------------
                                                            2008       2007
                                                           ------     ------
                                                             (IN MILLIONS)
Revenues:
  Premiums...............................................  $3,535     $4,910
  Net investment income..................................     597        908
  Other revenues.........................................      69         77
  Net investment gains (losses)..........................    (249)      (177)
                                                           ------     ------
     Total revenues......................................   3,952      5,718
                                                           ------     ------
Expenses:
  Policyholder benefits and claims.......................   2,989      3,989
  Interest credited to policyholder account balances.....     108        262
  Other expenses.........................................     699      1,226
                                                           ------     ------
     Total expenses......................................   3,796      5,477
                                                           ------     ------
Income before provision for income tax...................     156        241
Provision for income tax.................................      53         84
                                                           ------     ------
Income from discontinued operations, net of income tax,
  attributable to General American Life Insurance
  Company................................................     103        157
Income from discontinued operations, net of income tax,
  attributable to noncontrolling interests...............      94        141
Loss in connection with the dividend of interests in
  subsidiary, net of income tax..........................    (398)        --
                                                           ------     ------
Income (loss) from discontinued operations, net of income
  tax....................................................  $ (201)    $  298
                                                           ======     ======



     The operations of RGA included direct policies and reinsurance agreements with MetLife and some of its affiliates. These agreements are generally terminable by either party upon 90 days written notice with respect to future new business. Agreements related to existing business generally are not terminable, unless the underlying policies terminate or are recaptured. These direct policies and reinsurance agreements do not constitute significant continuing involvement by the Company with RGA. Included in continuing operations in the Company's consolidated statements of operations are amounts related to these affiliated transactions, including ceded amounts that reduced premiums and fees by $23 million and $38 million and ceded amounts that reduced policyholder benefits and claims by $13 million and $33 million for the years ended December 31, 2008 and 2007, respectively, that have not been eliminated as these transactions have continued after the RGA disposition.

16.  RELATED PARTY TRANSACTIONS

     The Company has entered into a master service agreement with MLIC which provides administrative, accounting, legal and similar services to the Company. MLIC charged the Company $29 million, $36 million and $44 million, included in other expenses, for services performed under the master service agreement for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company has entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $13 million, $28 million and $5 million, included

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES in other expenses, for services performed under the service agreement for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company has entered into marketing and selling agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $6 million, included in other expenses, for both years ended December 31, 2009 and 2008, and $14 million, included in other expenses, for the year ended December 31, 2007. The Company did not receive any fees for this service for the year ended December 31, 2009. The Company received fees for this service of $28 million and $26 million, included in other expenses, for the years ended December 31, 2008 and 2007, respectively.

     The Company has entered into a distribution agreement with MetLife Investors Distribution Company ("MDC"), in which MDC agrees to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate MDC for the sale and servicing of such insurance products in accordance with the terms of the agreement. The Company did not incur any charges for the year ended December 31, 2009 related to this distribution agreement. MDC charged the Company $2 million and $4 million, included in other expenses, for the years ended December 31, 2008 and 2007, respectively.

     The Company has entered into an investment service agreement with several affiliates ("Advisors"), in which the Advisors provide investment advisory and administrative services to registered investment companies which serve as investment vehicles for certain insurance contracts issued by the Company. Per the agreement, the net profit or loss of the Advisors is allocated to the Company resulting in revenue of $1 million included in universal life and investment-type product policy fees for both years ended December 31, 2009 and 2008, respectively, and $2 million included in universal life and investment-type product policy fees, for the year ended December 31, 2007.

     The Company had net receivables from affiliates of $6 million and $9 million at December 31, 2009 and 2008, respectively, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 8.

     See Note 3 for additional related party transactions.

17.  SUBSEQUENT EVENT

     The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 consolidated financial statements.

                                    PART C

                               OTHER INFORMATION

Item 26. Exhibits

a. Board of Directors Resolutions.

       1) Resolution of the Board of Directors of Metropolitan Life Insurance Company effecting the establishment of Paragon Separate Account C (11)

       2) Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account C of Paragon Life Insurance Company (5)

b. Custodian Agreements. Not applicable.

c. Underwriting Contracts.

       1) Principal Underwriting Agreement (13)


       2) Form of Enterprise Sales Agreement (16)

           a) Walnut Street Securities Selling Agreement (10/1/93 - 5/1/02)

           b) General American Distributors Sales Agreement #2 (5/1/02 -
              12/14/04)

           c) General American Distributors Sales Agreement #3 (5/1/02 -
              12/14/04)

           d) MetLife Investors Distribution Company Sales Agreement (12/14/04
              - 6/1/05)

           e) Metropolitan Life Retail Sales Agreement (6/1/05 - 5/1/07)

           f) MetLife Investors Distribution Company Sales Agreement (5/1/07 to present)

       3) Schedule of Differences in Sales Agreements (16)

       4) Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010 (17)


d. Contracts.

       1) Form of Group Contract: (30023) (3)

       2) Proposed Form of Individual Policy and Policy Riders: (30021) (3) (4)

       3) Proposed Form of Certificate and Certificate Riders: (30022) (3) (4)

e. Applications.

       1) Form of Application for Group Contract (10914) (5)

       2) Form of Application for Individual Insurance (Guaranteed Issue) (Group Contract 10915) (5)

       3) Form of Application for Employee Insurance (Simplified Issue) (Group Contract 10921, 10920) (5)

       4) Form of Application for Spouse Insurance (Group Contract 10917) (5)

       5) Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10352, 33100) (5)

       6) Form of Application for Employee Insurance (Simplified Issue) (Individual Policy 10357) (5)

       7) Form of Application for Spouse Insurance (Individual Policy 10354) (5)

       8) Form of Application Supplement (33106) (6)

f. Depositor's Certificate of Incorporation and By-Laws.

       1) Restated Charter and By-laws of Metropolitan Life Insurance Company
          (9)

       2) Amended Restated Charter and By-laws of Metropolitan Life Insurance Company (10)

       3) Amended and Restated By-Laws of Metropolitan Life Insurance Company
          (13)

g. Reinsurance Contracts. (8)

h. Participation Agreements.

       1) Amended and Restated Participation Agreement with Fidelity Variable Insurance Products Funds I,II,III,IV and V and First Amendment. (15)


i. Administrative Contracts. Not applicable.

j. Other Material Contracts.

       1) Guarantee Agreement (11)

k. Legal Opinions.

       1) Opinion of John R. Murphy, Esquire (11)

       2) Opinion and consent of Blackwell Sanders Peper Martin LLC, Counsel to General American Life Insurance Company (11)

l. Actuarial Opinion.

          Not Applicable

m. Calculations.

          Not Applicable

n. Other Opinions.

          Consent of Deloitte & Touche LLP (for the Depositor, the Registrant, and the Guarantor)(1)

o. Omitted Financial Statements. No financial statements are omitted from
Item 24.

p. Initial Capital Agreements. Not applicable.

q. Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures for the Policies and the procedure for conversion to a fixed benefit policy (3)

r. Powers of Attorney

       1) Metropolitan Life Insurance Company (1)


       2) General American Life Insurance Company (1)


S. Representations regarding Separate Account financial statements. (12)
________________________________________________________________________

(1)Filed herewith.

(2) Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-80393) filed on September 1, 1999.

(3) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-18341) filed on April 28, 2000, for Policy and Certificate Riders only.

(4) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-18341) filed on April 28, 2000.

(5) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 (File No. 33-67970) filed on April 28, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 (File No. 33-18341) filed on April 25, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form S-6 (File No. 33-58796) filed on April 30, 2002.

(8) Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 (File No. 33-58796) filed on April 30, 2003.

(9) Incorporated herein by reference to Post-effective amendment No. 3 to Metropolitan Life Separate Account UL's Registration Statement on Form S-6 (File No. 333-40161) filed on April 6, 2000.

(10) Incorporated herein by reference to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) filed on March 5, 2002.

(11) Incorporated herein by reference to the Registrant's Registration Statement (File No. 333-133673) filed on May 1, 2006.

(12) Incorporated herein by reference to Post-Effective Amendment No. 1 the Registrant's Registration Statement on Form N-6 (File No. 333-133673) filed on April 17, 2007.

(13) Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B's Registration Statement on Form N-6 (File
No. 333-133675), filed February 6, 2008.


(14) Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-6 (File No. 333-133673), filed February 7, 2008.


(15) Incorporated herein by reference to Post-Effective Amendment No. 5 to Paragon Separate Account B's Registration Statement on Form N-6 (File
No. 333-133675) filed on April 17, 2008.


(16) Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account A's Registration Statement on Form N-6 (File No. 333-133674) filed April 21, 2009.

(17) Incorporated herein by reference to Exhibit 3(b)(ii) of Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) filed April 13, 2010.


Item 27. Directors and Officers of the Depositor


Name and Principal Business Address    Position and Offices with Depositor
----------------------------------- -------------------------------------------
C. Robert Henrikson                 Chairman of the Board, President and Chief
MetLife, Inc and Metropolitan Life  Executive Officer
Insurance Company
1095 Avenue of the Americas
New York, NY 10036

Sylvia Mathews Burwell              Director
President, Global Development
Program
The Bill and Melinda Gates
Foundation
1551 Eastlake Avenue East
Seattle, WA 98102

Eduardo Castro-Wright               Director
President and Chief Executive
Officer
Wal-Mart Stores, USA
702 Southwest 8/th/ Street
Bentonville, AK 72716

Burton A. Dole, Jr.                 Director
Retired Chairman, Dole/Neal LLC
Pauma Valley Country Club
Pauma Valley Drive
Pauma Valley, CA 92061

Cheryl W. Grise                     Director
Retired Executive Vice President
Northeast Utilities
24 Stratford Road
West Hartford, CT 06117

  Name and Principal Business Address     Position and Offices with Depositor
  -----------------------------------     -----------------------------------
  R. Glenn Hubbard                                     Director
  Dean and Russell L. Carson Professor of
  Finance and Economics
  Graduate School of Business
  Columbia University
  Uris Hall
  3022 Broadway
  New York, NY 10027-6902

  John M. Keane                                        Director
  Co-Founder and Senior
  Managing Director
  Keane Advisors, LLC
  2020 K St., N.W.
  Washington, DC 20006

  Alfred Kelly, Jr.                                    Director
  President
  American Express Company
  200 Vesey Street
  New York, NY 10285

  James M. Kilts                                       Director
  Partner
  Centerview Partners Management, LLC
  16 School Street
  Rye, NY 10580

  Catherine Kinney                                     Director
  Retired President and
  Co-Chief Operating Officer
  NYSE
  1158 5th Avenue
  New York, NY 10029

  Hugh B. Price                                        Director
  Senior Fellow
  Brookings Institution
  1775 Massachusetts Avenue, N.W.
  Washington, DC 20036

  David Satcher                                        Director
  Director of Satcher Health Leadership
  Institute and Center of Excellence
  on Health Disparities
  Morehouse School of Medicine
  720 Westview Drive, S.W.
  Atlanta, GA 30310-1495

  Kenton J. Sicchitano                                 Director
  Retired Global Managing Partner
  PricewaterhouseCoopers, LLC
  25 Phillips Pond Road
  Natick, MA 01760

 Name and Principal Business Address      Position and Offices with Depositor
 -----------------------------------      -----------------------------------
 William C. Steere, Jr.                                Director
 Retired Chairman of the Board and
 Chief Executive Officer
 Pfizer, Inc.
 235 East 42nd Street, 22/nd/ Floor
 New York, NY 10017

 Lulu C. Wang                                          Director
 Chief Executive Officer
 Tupelo Capital Management LLC
 12 E. 49/th/ Street, #17
 New York, NY 10017


Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 200 Park Avenue, New York, NY 10066.


Name                                      Position with MetLife
----                      ------------------------------------------------------
C. Robert Henrikson       Chairman of the Board, President and Chief Executive
                          Officer

Gwenn L. Carr             Executive Vice President

Steven A. Kandarian       Executive Vice President and Chief Investment Officer

James L. Lipscomb         Executive Vice President and General Counsel

Maria R. Morris           Executive Vice President, Technology and Operations

William J. Mullaney       President, Institutional Business

Peter M. Carlson          Executive Vice President and Chief Accounting Officer

William J. Toppeta        President, International

William J. Wheeler        Executive Vice President and Chief Financial Officer


Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

The registrant is a separate account of MetLife under the New York Insurance law. Under said law, the assets allocated to the separate account are the property of MetLife. MetLife is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife.

             ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF DECEMBER 31, 2009

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2009. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

      1. Federal Flood Certification Corp. (TX)

      2. MetLife Affiliated Insurance Agency LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Vermont (VT)

      5.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     6.     Plaza Drive Properties, LLC (DE)

     7.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

G.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

H.    MetLife Securities, Inc. (DE)

I.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

J.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

K.    MetLife Investors Insurance Company (MO)

L.    First MetLife Investors Insurance Company (NY)

M.    Walnut Street Securities, Inc. (MO)

N.    Newbury Insurance Company, Limited (Bermuda)

O.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

P.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. MetLife Insurance Company of Korea Limited (South Korea)- 14.64% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 85.36% is owned by Metlife International Holdings, Inc.


      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      8.    MetLife Global, Inc. (DE)

      9.    MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil)

      10.   MetLife Insurance Limited (United Kingdom)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13.   MetLife Insurance S.A./NV (Belgium)

      14.   MetLife Services Limited (United Kingdom)

      15.   MetLife Insurance Limited (Australia)

            a)    MetLife Investments Pty Limited (Australia)

                  i) MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investment Pty Limited. MetLife Investments Pty Limited is a wholly owned subsidiary of MetLife Insurance Limited.

            b)    MetLife Services (Singapore) PTE Limited (Singapore)

      16. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      17. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      18. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.


           (a) Met AFJP S.A. (Argentina) - 75.41% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife S.A., 19.59% is owned by MetLife Seguros de Vida S.A., 3.97% is held by Natiloportem Holdings, Inc. and 1.03% is held by MetLife Seguros de Retiro S.A.


      19.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., LTD. (Japan)


            c)    MetLife Limited (Hong Kong)


      20.   MetLife NC Limited (Ireland)


      21.   MetLife Europe Services Limited (Ireland)


      22.   Metropolitan Realty Management, Inc. (DE)

            a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by
               Metropolitan Realty Management, Inc. and 2.5262% is owned by MetLife International Holdings, Inc.

            b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by
               Metropolitan Realty Management, Inc. and 2% is owned by MetLife International Holdings, Inc.

            c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan
               Realty Management, Inc. and 1.29459% is owned by MetLife International Holdings, Inc.

               1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                    a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    c) MetA SIEFORE Adicional, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    d) Met3 SIEFORE Basica, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    e) Met4 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

                    f) Met5 SIEFORE, S.A. de C.V. (Mexico) - 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A.

               2. ML Capacitacion Comercial S.A. de C.V. (Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      23.   MetLife International Limited, LLC (DE)

      24. MetLife Planos Odontologicos Ltda. (Brazil) 99.999% is owned by MetLife International Holdings, Inc. and .001% is owned by Natiloportem Holdings, Inc.

      25.   MetLife Global Holdings Corporation (Mexico)

      26.   MetLife Ireland Holdings One Limited (Ireland)

      27.   MetLife Ireland Holdings Two Limited (Ireland)

Q.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        a) One Madison Investments (Cayco) Limited (Cayman Islands)- 99.99999% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company and 0.00001% by St. James Fleet Investments Two Limited.

      3. CRB Co., Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      4.    MLIC Asset Holdings II LLC (DE)

      5.    Thorngate, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   Metropolitan Marine Way Investments Limited (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   Bond Trust Account A (MA)

      19.   MetLife Investments Asia Limited (Hong Kong).

      20. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      21. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      22.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      23.   GenAmerica Financial, LLC (DE)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

      24.   Corporate Real Estate Holdings, LLC (DE)

      25. Ten Park SPC (Caman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      26.   MetLife Tower Resources Group, Inc. (DE)

      27.   Headland - Pacific Palisades, LLC (CA)

      28. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      29.   Krisman, Inc. (MO)

      30.   Special Multi-Asset Receivables Trust (DE)

      31.   White Oak Royalty Company (OK)

      32.   500 Grant Street GP LLC (DE)

      33. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      34.   MetLife Canada/MetVie Canada (Canada)

      35.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 (i)   MetLife Investment Funds Management LLC (NJ)

                (ii)   MetLife Associates LLC (DE)

      36.   Euro CL Investments LLC (DE)

      37.   MEX DF Properties, LLC (DE)

      38. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      39.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (UK)

      40.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      41.   MLIC Asset Holdings, LLC (DE)

      42.   85 Broad Street Mezzanine LLC (CT)

            (a)   85 Broad Street LLC (DE)

      43.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            (a)   The Building at 575 Fifth LLC (DE)

      44. CML Columbia Park Fund I LLC (DE)- 24% of membership interest is held by MetLife Insurance Company of Connecticut, 76% of membership interest is held by Metropolitan Life Insurance Company.

R.    MetLife Capital Trust IV (DE)

S. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

            b)    ML/VCC Gilroy, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a) MetLife Europe Limited (IRELAND)

               i) MetLife Pensions Trustees Limited (UK)

            b) MetLife Assurance Limited (UK)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   Tribeca Distressed Securities, L.L.C. (DE)

      18.   MetLife Investors USA Insurance Comapny (DE)

      19.   TLA Holdings II LLC (DE)

      20.   TLA Holdings III (DE)

T.    MetLife Reinsurance Company of South Carolina (SC)

U.    MetLife Investment Advisors Company, LLC (DE)

V.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

W.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           i)    MetLife Services East Private Limited (India)


           ii) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


X.    SafeGuard Health Enterprises, Inc. (DE)

      1.   SafeGuard Dental Services, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

Y.    MetLife Capital Trust X (DE)

Z.    Cova Life Management Company (DE)

AA.   MetLife Reinsurance Company of Charleston (SC)


1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

Item 29. Indemnification

MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. maintains Directors' and Officers' Liability and Corporate Reimbursement Insurance Policy with limits of $400 million. The Directors and Officers of Metropolitan Life Insurance Company, the depositor and principal underwriter of the Registrant, as well as certain other subsidiaries of MetLife, Inc. are covered under the Financial Institutions Bond as well as under the Directors' and Officers' Liability Policy. A provision in Metropolitan Life Insurance Company's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan Life Insurance Company.

Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. On May 1, 2007, MetLife Investors Distribution Company became the principal underwriter and distributor of the Policies. Previously, Metropolitan Life Insurance Company was the principal underwriter and distributor. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:


Met Investors Series Trust, Metropolitan Life Separate Account E, Metropolitan Life Separate Account UL, MetLife Investors USA Separate Account A, MetLife Investors USA Variable Life Account A, MetLife Investors Variable Annuity Account One, MetLife Investors Variable Life Account One, First MetLife Investors Variable Annuity Account One, General American Separate Account Eleven, General American Separate Account Twenty- Eight, General American Separate Account Twenty- Nine, General American Separate Account Two, Security Equity Separate Account 26, Security Equity Separate Account 27, MetLife of CT Separate Account Eleven for Variable Annuities, MetLife of CT Separate Account QPN for Variable Annuities,

MetLife of CT Fund UL for Variable Life Insurance, MetLife of CT Fund UL III for Variable Life Insurance, Metropolitan Life Variable Annuity Separate Account II, Paragon Separate Account A, Paragon Separate Account B, Paragon Separate Account C, Paragon Separate Account D, Metropolitan Series Fund, Inc. and Metropolitan Tower Separate Accounts One & Two.


   (b) The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.


Name and Principal Business Address Positions and Offices with Depositor
----------------------------------- ------------------------------------
Michael K. Farrell ***              Director

Elizabeth M. Forget **              Executive Vice President

Peter Gruppuso *****                Vice President, Chief Financial Officer

Paul A. LaPiana *                   Executive Vice President, National
                                    Sales Manager-Life

Craig W. Markham *****              Director

Richard C. Pearson *                Executive Vice President, General
                                    Counsel and Secretary

Paul A. Sylvester *                 President, National Sales Manager-
                                    Annuities & LTC

William J. Toppeta ****             Director




--------
*  MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614
** MetLife, 260 Madison Avenue, New York, NY 10016
*** MetLife, 10 Park Avenue, Morristown, NJ 07962
**** MetLife, 1095 Avenue of the Americas, New York, NY 10036
***** MetLife, 485-E US Highway 1 South, Iselin, NJ 08830

(c) Compensation from the Registrant.


                                           (3)
 (1)                    (2)          Compensation on
 Name of          Net Underwriting Events Occasioning      (4)         (5)
 Principal         Discounts and   the Deduction of a   Brokerage     Other
 Underwriter        Commissions*   Deferred Sales Load Commissions Compensation
 -----------      ---------------- ------------------- ----------- ------------
 MetLife
 Investors
 Distribution
 Company            $127,003.32            --              --           --

--------
Commissions are paid by the Company directly to agents who are registered representatives of the Principal Underwriter or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

Item 31. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by MetLife at the Administrative Office, 190 Carondelet Plaza, St. Louis, MO 63105.

     (a) Registrant

     (b) Metropolitan Life Insurance Company
          200 Park Avenue
         New York, NY 10166

     (c) MetLife Investors Distribution Company
         5 Park Plaza, Suite 1900
         Irvine, California 92614

Item 32. Management Services

   All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Metropolitan Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Metropolitan Life Insurance Company.

Item 34. Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by General American Life Insurance Company ("Guarantee Period"), filed as an exhibit to this Registration Statement (the "Guarantee"), the Depositor hereby undertakes to provide notice to policyholders covered by the Guarantee promptly after the happening of significant events related to the Guarantee.

These significant events include: (i) termination of the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee;
(ii) a default under the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; or (iii) the insolvency of General American Life Insurance Company ("Guarantor").

Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the CURRENT ANNUAL audited financial statements of the Guarantor in the Registration Statement are UPDATED TO BE AS OF A DATE NOT MORE THAN 16 MONTHS PRIOR TO THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of the Guarantor regarding such financial statements.

During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policyholders, an offer to supply the Statement of Additional Information which shall contain THE ANNUAL AUDITED financial statements of the Guarantor, free of charge upon a policyholder's request.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, in the City of New York and State of New York, on the 20th day of April, 2010.


                                             Paragon Separate Account C

                                             By:  Metropolitan Life Insurance
                                                  Company

                                             By:  /s/ Paul G. Cellupica
                                                  -----------------------------
                                                  Paul G. Cellupica
                                                  Chief Counsel, Securities
                                                  Regulation and
                                                  Corporate Services

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 20th day of April, 2010.


                                             Metropolitan Life Insurance Company

                                             BY:  /s/ Paul G. Cellupica
                                                  -----------------------------
                                                  Paul G. Cellupica
                                                  Chief Counsel, Securities
                                                  Regulation and
                                                  Corporate Services


   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons, in the capacities indicated, on April 20, 2010.



            SIGNATURE                                 TITLE
            ---------                                 -----

                *                   Chairman of the Board, President and Chief
----------------------------------              Executive Officer
       C. Robert Henrikson

                *                          Executive Vice President and
----------------------------------           Chief Accounting Officer
         Peter M. Carlson

                *                                    Director
----------------------------------
      Sylvia Mathews Burwell

----------------------------------                   Director
       Burton A. Dole, Jr.

                *                                    Director
----------------------------------
         Cheryl W. Grise

                *                                    Director
----------------------------------
         R. Glenn Hubbard

                *                                    Director
----------------------------------
          John M. Keane

                *                                    Director
----------------------------------
        Alfred Kelly, Jr.

                *                                    Director
----------------------------------
          James M. Kilts

                *                                    Director
----------------------------------
       Catherine M. Kinney

                *                                    Director
----------------------------------
          Hugh B. Price

                *                                    Director
----------------------------------
          David Satcher

                *                                    Director
----------------------------------
       Kenton J. Sicchitano

                *                                    Director
----------------------------------
      William C. Steere, Jr.

                *                          Executive Vice President and
----------------------------------           Chief Financial Officer
        William J. Wheeler


By:  /s/ Marie C. Swift
     ------------------------------
     Marie C. Swift, Esq.
     Attorney-in-fact
--------
* Executed by Marie C. Swift, Esq. on behalf of those indicated pursuant to Powers of Attorney filed herewith.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 20th day of April, 2010.



                                             General American Life Insurance
                                             Company (Guarantor)

                                             BY:  /s/ James J. Reilly
                                                  -----------------------------
                                                  James J. Reilly
                                                  Vice President



Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on April 20, 2010.



            SIGNATURE                                 TITLE
            ---------                                 -----

                *                       Chairman of the Board, President,
----------------------------------     Chief Executive Officer and Director
        Michael K. Farrell

                *                                 Vice President
----------------------------------        (Principal Financial Officer)
         James J. Reilly

                *                                    Director
----------------------------------
           Todd B. Katz

                *                                    Director
----------------------------------
        James L. Lipscomb

                *                                    Director
----------------------------------
         Maria R. Morris

                *                          Executive Vice President and
----------------------------------           Chief Accounting Officer
         Peter M. Carlson

                *                                    Director
----------------------------------
      Teresa W. Roseborough

                *                                    Director
----------------------------------
       Eric T. Steigerwalt

                *                                    Director
----------------------------------
         Stanley J. Talbi

                *                                    Director
----------------------------------
        Michael J. Vietri

By:  /s/ Marie C. Swift, Esq.
     -------------------------
     Marie C. Swift, Esq.
     Attorney-in-Fact


* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

                                 EXHIBIT INDEX

(n)Consent of Independent Registered Public Accounting Firm


(r)(i)Powers of Attorney of Metropolitan Life Insurance Company

(r)(ii) Powers of Attorney of General American Life Insurance Company